                                                      Registration Nos.333-43264
                                                                       811-08561

     As filed With the Securities and Exchange Commission on April 30, 2014

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

        Pre-effective Amendment No.        [ ]

        Post-Effective Amendment No.       [23]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                    [X]

        Amendment No.                      [171]

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-4954
               (Depositor's Telephone Number, Including Area Code)

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                            Jennifer P. Powell, Esq.
                            Assistant General Counsel
                     American General Life Insurance Company
                            2919 Allen Parkway, L4-01
                            Houston, Texas 77019-2111
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

        [ ]  immediately upon filing pursuant to paragraph (b)

        [X]  on  April 30, 2014 pursuant to paragraph (b)

        [ ]  60 days after filing pursuant to paragraph (a)(1)

        [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 PLATINUM INVESTOR(R) III
 FLEXIBLE PREMIUM VARIABLE UNIVERSAL        .  Neuberger Berman Advisers
 LIFE INSURANCE POLICIES                       Management Trust ("Neuberger
 (the "Policies") issued by                    Berman AMT")
 AMERICAN GENERAL LIFE INSURANCE
 COMPANY                                    .  Oppenheimer Variable Account
 ("AGL") through its Separate Account          Funds ("Oppenheimer")
 VL-R
       THIS PROSPECTUS IS DATED             .  PIMCO Variable Insurance Trust
              MAY 1, 2014                      ("PIMCO")

 This prospectus describes Platinum         .  Pioneer Variable Contracts
 Investor III flexible premium                 Trust ("Pioneer")
 variable universal life insurance
 Policies issued by AGL. Platinum           .  Putnam Variable Trust ("Putnam
 Investor III Policies provide life            VT")
 insurance coverage with flexibility
 in death benefits, PREMIUM PAYMENTS        .  SunAmerica Series Trust
                    ----------------
 and INVESTMENT OPTIONS. During the            ("SunAmerica ST")
     ------------------
 lifetime of the INSURED PERSON you
                 --------------
 may designate or change the                .  VALIC Company I ("VALIC Co. I")
 BENEFICIARY to whom Platinum
 -----------
 Investor III pays the DEATH BENEFIT        .  Vanguard(R) Variable Insurance
                       -------------
 upon the insured person's death. You          Fund ("Vanguard VIF")
 choose one of three death benefit
 options. We guarantee a death benefit  See "Variable Investment Options" on
 if the MONTHLY GUARANTEE PREMIUM is    page 20 for a complete list of the
        -------------------------
 paid and your Policy has not lapsed.   variable investment options and the
 AGL no longer sells Platinum           respective advisers and sub-advisers
 Investor III Policies.                 of the corresponding Funds. You
                                        should also read the prospectuses of
 For information on how to contact      the Funds underlying the variable
 AGL, please see "CONTACT INFORMATION"  investment options that may interest
                  --------------------
 page 5.                                you. You can request free copies from
                                        your AGL representative or from our
 The Index of Special Words and         ADMINISTRATIVE CENTER shown under
                                        ---------------------
 Phrases on page 60 will refer you to   "Contact Information" on page 5.
 pages that contain more about many of
 the words and phrases that we use.     THERE IS NO GUARANTEED CASH SURRENDER
                                                               --------------
 All of the words and phrases listed    VALUE FOR AMOUNTS ALLOCATED TO THE
                                        -----
 in the Index will be underlined and    VARIABLE INVESTMENT OPTIONS.
                      ----------
 written in BOLD the first time they
 appear in this prospectus.             IF THE CASH SURRENDER VALUE (THE CASH
                                        VALUE REDUCED BY ANY LOAN BALANCE) IS
                                                             ----
 This prospectus generally describes    INSUFFICIENT TO COVER THE CHARGES DUE
 only the variable portions of the      UNDER THE POLICY, THE POLICY MAY
 Policy, except where the FIXED         TERMINATE WITHOUT VALUE.
                          -----
 ACCOUNT is specifically mentioned.
 -------
 Please read this prospectus carefully  BUYING THIS POLICY MIGHT NOT BE A
 and keep it for future reference.      GOOD WAY OF REPLACING YOUR EXISTING
                                        INSURANCE OR ADDING MORE INSURANCE IF
 The AGL declared fixed interest        YOU ALREADY OWN A FLEXIBLE PREMIUM
 account ("Fixed Account") is the       VARIABLE UNIVERSAL LIFE INSURANCE
 fixed investment option for these      POLICY. YOU MAY WISH TO CONSULT WITH
 Policies. You can also use AGL's       YOUR INSURANCE REPRESENTATIVE OR
 SEPARATE ACCOUNT VL-R ("Separate       FINANCIAL ADVISER.
 ---------------------
 Account") to invest in the Platinum
 Investor III VARIABLE INVESTMENT       NEITHER THE SECURITIES AND EXCHANGE
              -------------------
 OPTIONS. Currently, the Platinum       COMMISSION ("SEC") NOR ANY STATE
 -------
 Investor III variable investment       SECURITIES COMMISSION HAS APPROVED OR
 options each purchase shares of a      DISAPPROVED THESE SECURITIES OR
 corresponding FUND of:                 PASSED UPON THE ADEQUACY OR ACCURACY
               ----
                                        OF THIS PROSPECTUS. ANY
     .  AIM Variable Insurance Funds    REPRESENTATION TO THE CONTRARY IS A
        (Invesco Variable Insurance     CRIMINAL OFFENSE.
        Funds) ("Invesco V.I.")
                                        THE POLICIES ARE NOT INSURED BY THE
     .  The Alger Portfolios ("Alger")  FDIC, THE FEDERAL RESERVE BOARD OR
                                        ANY SIMILAR AGENCY. THEY ARE NOT A
     .  American Century(R) Variable    DEPOSIT OR OTHER OBLIGATION OF, NOR
        Portfolios, Inc. ("American     ARE THEY GUARANTEED OR ENDORSED BY,
        Century(R) VP")                 ANY BANK OR DEPOSITORY INSTITUTION.
                                        AN INVESTMENT IN A VARIABLE UNIVERSAL
     .  Fidelity(R) Variable Insurance  LIFE INSURANCE POLICY IS SUBJECT TO
        Products ("Fidelity(R) VIP")    INVESTMENT RISKS, INCLUDING POSSIBLE
                                        LOSS OF PRINCIPAL INVESTED.
     .  Franklin Templeton Variable
        Insurance Products Trust        THE POLICIES ARE NOT AVAILABLE IN ALL
        ("Franklin Templeton VIP")      STATES. THIS PROSPECTUS DOES NOT
                                        OFFER THE POLICIES IN ANY
     .  Janus Aspen Series ("Janus      JURISDICTION WHERE THEY CANNOT BE
        Aspen")                         LAWFULLY SOLD. YOU SHOULD RELY ONLY
                                        ON THE INFORMATION CONTAINED IN THIS
     .  JPMorgan Insurance Trust        PROSPECTUS, OR ON SALES MATERIALS WE
        ("JPMorgan IT")                 HAVE APPROVED OR THAT WE HAVE
                                        REFERRED YOU TO. WE HAVE NOT
     .  MFS(R) Variable Insurance       AUTHORIZED ANYONE TO PROVIDE YOU WITH
        Trust ("MFS(R) VIT")            INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY......................................................................  6
POLICY BENEFITS....................................................................................  6
   YOUR SPECIFIED AMOUNT...........................................................................  6
   DEATH BENEFIT...................................................................................  6
       DEATH BENEFIT PROCEEDS......................................................................  6
       DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3...............................................  6
          DEATH BENEFIT OPTION 1...................................................................  7
          DEATH BENEFIT OPTION 2...................................................................  7
          DEATH BENEFIT OPTION 3...................................................................  7
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS................................  7
       FULL SURRENDERS.............................................................................  7
       PARTIAL SURRENDERS..........................................................................  7
       TRANSFERS...................................................................................  7
       POLICY LOANS................................................................................  7
   PREMIUMS........................................................................................  7
       FLEXIBILITY OF PREMIUMS.....................................................................  7
       FREE LOOK...................................................................................  8
   THE POLICY......................................................................................  8
       OWNERSHIP RIGHTS............................................................................  8
       SEPARATE ACCOUNT............................................................................  8
       FIXED ACCOUNT...............................................................................  8
       ACCUMULATION VALUE..........................................................................  8
       PAYMENT OPTIONS.............................................................................  8
       TAX BENEFITS................................................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS................................................................  8
POLICY RISKS.......................................................................................  9
   INVESTMENT RISK.................................................................................  9
   RISK OF LAPSE...................................................................................  9
   TAX RISKS.......................................................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS...................................................... 10
   POLICY LOAN RISKS............................................................................... 10
PORTFOLIO RISKS.................................................................................... 10
TABLES OF CHARGES.................................................................................. 11
GENERAL INFORMATION................................................................................ 17
   AMERICAN GENERAL LIFE INSURANCE COMPANY......................................................... 17
   SEPARATE ACCOUNT VL-R........................................................................... 17
   GUARANTEE OF INSURANCE OBLIGATIONS.............................................................. 18
   ADDITIONAL INFORMATION.......................................................................... 18
   COMMUNICATION WITH AGL.......................................................................... 18
       ADMINISTRATIVE CENTER....................................................................... 18
       E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS...................... 18
          E-DELIVERY............................................................................... 18
          E-SERVICE................................................................................ 19
          E-SERVICE TRANSACTIONS, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS.................. 19
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE................................................... 19
       TELEPHONE TRANSACTIONS...................................................................... 20
       GENERAL..................................................................................... 20
   VARIABLE INVESTMENT OPTIONS..................................................................... 20
   VOTING PRIVILEGES............................................................................... 24
   FIXED ACCOUNT................................................................................... 25
       OUR GENERAL ACCOUNT......................................................................... 25
       HOW WE DECLARE INTEREST..................................................................... 25
   ILLUSTRATIONS................................................................................... 25

POLICY FEATURES.................................................................................... 26
   AGE............................................................................................. 26
   DEATH BENEFITS.................................................................................. 26
       YOUR SPECIFIED AMOUNT OF INSURANCE.......................................................... 26
       YOUR DEATH BENEFIT.......................................................................... 26
       REQUIRED MINIMUM DEATH BENEFIT.............................................................. 27
       BASE COVERAGE AND SUPPLEMENTAL COVERAGE..................................................... 28
   PREMIUM PAYMENTS................................................................................ 29
       PREMIUM PAYMENTS............................................................................ 29
       PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER..................................... 29
       LIMITS ON PREMIUM PAYMENTS.................................................................. 30
       CHECKS...................................................................................... 30
       PLANNED PERIODIC PREMIUMS................................................................... 30
       MONTHLY GUARANTEE PREMIUMS.................................................................. 31
       FREE LOOK PERIOD............................................................................ 32
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS..................................................... 32
       FUTURE PREMIUM PAYMENTS..................................................................... 32
       TRANSFERS OF EXISTING ACCUMULATION VALUE.................................................... 32
          CHARGES.................................................................................. 32
          RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT OPTIONS............................... 32
          RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT......................................... 33
       DOLLAR COST AVERAGING....................................................................... 33
       AUTOMATIC REBALANCING....................................................................... 33
       MARKET TIMING............................................................................... 34
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS..................... 35
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE...................................................... 35
       INCREASE IN COVERAGE........................................................................ 35
       DECREASE IN COVERAGE........................................................................ 36
   CHANGING DEATH BENEFIT OPTIONS.................................................................. 36
       CHANGE OF DEATH BENEFIT OPTION.............................................................. 36
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE........................................... 37
       EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD................................. 37
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS............................................... 37
       VALUATION DATES, TIMES, AND PERIODS......................................................... 37
       FUND PRICING................................................................................ 37
       DATE OF RECEIPT............................................................................. 37
       COMMENCEMENT OF INSURANCE COVERAGE.......................................................... 38
       DATE OF ISSUE; POLICY MONTHS AND YEARS...................................................... 38
       MONTHLY DEDUCTION DAYS...................................................................... 38
       COMMENCEMENT OF INVESTMENT PERFORMANCE...................................................... 38
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE......................... 38
   REPORTS TO POLICY OWNERS........................................................................ 39
ADDITIONAL BENEFIT RIDERS.......................................................................... 39
   RIDERS.......................................................................................... 39
       ACCIDENTAL DEATH BENEFIT RIDER.............................................................. 39
       CHILDREN'S INSURANCE BENEFIT RIDER.......................................................... 39
       MATURITY EXTENSION RIDER.................................................................... 39
       SPOUSE TERM RIDER........................................................................... 40
       TERMINAL ILLNESS RIDER...................................................................... 41
       WAIVER OF MONTHLY DEDUCTION RIDER........................................................... 41
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS................................................... 41
POLICY TRANSACTIONS................................................................................ 42
   E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS.......................... 42
   WITHDRAWING POLICY INVESTMENTS.................................................................. 42
       FULL SURRENDER.............................................................................. 42
       PARTIAL SURRENDER........................................................................... 42

       EXCHANGE OF POLICY IN CERTAIN STATES........................................................ 42
       POLICY LOANS................................................................................ 42
       PREFERRED LOAN INTEREST RATE................................................................ 43
       MATURITY OF YOUR POLICY..................................................................... 43
       TAX CONSIDERATIONS.......................................................................... 44
POLICY PAYMENTS.................................................................................... 44
   PAYMENT OPTIONS................................................................................. 44
       CHANGE OF PAYMENT OPTION.................................................................... 44
       TAX IMPACT.................................................................................. 45
   THE BENEFICIARY................................................................................. 45
   ASSIGNMENT OF A POLICY.......................................................................... 45
   PAYMENT OF PROCEEDS............................................................................. 45
       GENERAL..................................................................................... 45
       DELAY OF FIXED ACCOUNT PROCEEDS............................................................. 45
       DELAY FOR CHECK CLEARANCE................................................................... 45
       DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS..................................................... 45
       DELAY TO CHALLENGE COVERAGE................................................................. 46
       DELAY REQUIRED UNDER APPLICABLE LAW......................................................... 46
ADDITIONAL RIGHTS THAT WE HAVE..................................................................... 46
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS..................................... 47
       UNDERWRITING AND PREMIUM CLASSES............................................................ 47
POLICIES PURCHASED THROUGH......................................................................... 47
       STATE LAW REQUIREMENTS...................................................................... 47
       EXPENSES OR RISKS........................................................................... 47
       UNDERLYING INVESTMENTS...................................................................... 48
CHARGES UNDER THE POLICY........................................................................... 48
       STATUTORY PREMIUM TAX CHARGE................................................................ 48
       TAX CHARGE BACK............................................................................. 48
       PREMIUM EXPENSE CHARGE...................................................................... 48
       DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)............................................... 48
       FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS....................................... 48
       FLAT MONTHLY CHARGE......................................................................... 48
       MONTHLY CHARGE PER $1,000 OF BASE COVERAGE.................................................. 48
       MONTHLY INSURANCE CHARGE.................................................................... 49
       MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS............................................... 49
       SURRENDER CHARGE............................................................................ 50
       PARTIAL SURRENDER PROCESSING FEE............................................................ 50
       TRANSFER FEE................................................................................ 51
       ILLUSTRATIONS............................................................................... 51
       POLICY LOANS................................................................................ 51
       CHARGE FOR TAXES............................................................................ 51
       ALLOCATION OF CHARGES....................................................................... 51
   MORE ABOUT POLICY CHARGES....................................................................... 51
       PURPOSE OF OUR CHARGES...................................................................... 51
       GENERAL..................................................................................... 52
ACCUMULATION VALUE................................................................................. 52
       YOUR ACCUMULATION VALUE..................................................................... 52
       YOUR INVESTMENT OPTIONS..................................................................... 52
POLICY LAPSE AND REINSTATEMENT..................................................................... 52
FEDERAL TAX CONSIDERATIONS......................................................................... 53
   TAX EFFECTS..................................................................................... 53
       GENERAL..................................................................................... 53
       TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.............................................. 54
       OTHER EFFECTS OF POLICY CHANGES............................................................. 54
       RIDER BENEFITS.............................................................................. 54
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT..... 55
                                                          ------


       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT........ 55
                                                          --
       POLICY LAPSES AND REINSTATEMENTS........................................................... 56
       DIVERSIFICATION AND INVESTOR CONTROL....................................................... 56
       ESTATE AND GENERATION SKIPPING TAXES....................................................... 56
       LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS................................................ 57
       PENSION AND PROFIT-SHARING PLANS........................................................... 57
       OTHER EMPLOYEE BENEFIT PROGRAMS............................................................ 58
       ERISA...................................................................................... 58
       OUR TAXES.................................................................................. 58
       WHEN WE WITHHOLD INCOME TAXES.............................................................. 58
       TAX CHANGES................................................................................ 58
LEGAL PROCEEDINGS................................................................................. 59
FINANCIAL STATEMENTS.............................................................................. 59
REGISTRATION STATEMENTS........................................................................... 59
INDEX OF SPECIAL WORDS AND PHRASES................................................................ 60

------------------------------------------------------------------------------------------------------------
                                            CONTACT INFORMATION
------------------------------------------------------------------------------------------------------------
ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR III POLICIES.
------------------------------------------------------------------------------------------------------------
               ADMINISTRATIVE CENTER:                  HOME OFFICE:                PREMIUM PAYMENTS:
------------------------------------------------------------------------------------------------------------
(EXPRESS DELIVERY)         (U.S. MAIL)                 2727-A Allen Parkway       (EXPRESS DELIVERY)
VUL Administration         VUL Administration          Houston, Texas 77019-2191  American General Life
2727-A Allen Parkway       P. O. Box 9318              1-713-831-3443             Insurance Company
Houston, Texas 77019-2191  Amarillo, Texas 79105-9318  1-800-340-2765             Payment Processing Center
1-713-831-3443,                                                                   8430 W. Bryn Mawr
1-800-340-2765                                                                    Avenue
(Hearing Impaired)                                                                3/rd/ Floor Lockbox 0993
1-888-436-5256                                                                    Chicago, IL 60631
Fax: 1-713-620-6653                                                               (U.S. MAIL)
(Except premium payments)                                                         Payment Processing Center
                                                                                  P.O. Box 0993
                                                                                  Carol Stream, IL
                                                                                  60132-0993
------------------------------------------------------------------------------------------------------------

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   AGL no longer sells Platinum Investor III Policies.

                                POLICY BENEFITS

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your ACCUMULATION
                                                                 ------------
VALUE or amount of premiums under your Policy, upon the insured person's death,
-----
will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among up to 57 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Any Policy owner whose Policy was issued before May 1, 2006 may invest in 10 investment options that are not available to any other Policy owners. There are restrictions on the use of four additional investment options. See "Variable Investment Options" on page 20.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

YOUR SPECIFIED AMOUNT

   In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of
                                                         ----------------
insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any
                                                      -------------
"SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and
 ---------------------
supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

DEATH BENEFIT

    . Death Benefit Proceeds : We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN
                       ------------                               ----
       INTEREST) to the beneficiary when the insured person dies. We provide a
       --------
       guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

    . Death Benefit Option 1, Option 2 and Option 3: Owners whose Policies were issued before June 1, 2002 could choose only death benefit OPTION 1
                                                                       --------
       or death benefit OPTION 2. You can choose death benefit Option 1 or
                        --------
       Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit OPTION 3 only
                                                                 --------
       at the time of your application. You must choose one of the three Options when you apply for your Policy.

    . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

    . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any PARTIAL SURRENDERS. Additional premiums you pay for the Policy and any
       ------------------
       riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "REQUIRED MINIMUM DEATH BENEFIT" on
                                      ------------------------------
page 27.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

    . Full Surrenders: At any time while the Policy is in force, you may SURRENDER your Policy in full. If you do, we will pay you the
       ---------
       accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "CASH SURRENDER VALUE." You cannot REINSTATE a surrendered
                                                      ---------
       Policy. A full surrender may have adverse tax consequences.
                 --------------
    .  Partial Surrenders: You may, at any time after the first POLICY YEAR,
                                                                -----------
       make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

    .  Transfers: Within certain limits, you may make TRANSFERS among the
                                                      ---------
       variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

    . Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy.
                                             --------------
       You may increase your risk of LAPSE if you take a loan. Loans may have
                                     -----
       adverse tax consequences.

PREMIUMS

    . Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's MATURITY) and in any amount
                                                   --------
       less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly,
                                    -------------------------
       quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

    .  Free Look: When you receive your Policy, the FREE LOOK period begins.
                                                    ---------
       You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or
       (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

    . Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

    . Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

    . Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

    . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

    . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT
                                                                      -------
       OPTIONS is available on request from our Administrative Center shown
       -------
       under "Contact Information" on page 5. Also see "Payment Options" on page 44.

    . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from
                     ---------------------------
       Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as
                            -----
       taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   You may be eligible to add additional rider benefits to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without
------------
value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the monthly guarantee premium provision is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 53. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

-----------------------------------------------------------------------------------------------------------------
                                                TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------
                                                      MAXIMUM GUARANTEED
CHARGE                  WHEN CHARGE IS DEDUCTED       CHARGE                        CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------
STATUTORY PREMIUM TAX   Upon receipt of each premium  3.5%/1/ of each premium       3.5%/1/ of each premium
CHARGE                  payment                       payment/2/                    payment/2/
-----------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE  Upon receipt of each premium  7.5% of the amount of each    5.0% of the amount of each
                        payment                       premium payment               premium payment
                                                      remaining after deduction of  remaining after deduction of
                                                      the premium tax charge        the premium tax charge
-----------------------------------------------------------------------------------------------------------------

     ------------
     /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

     /2/ Instead of a premium tax charge, we assess a tax charge back of 1.78% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 48.

-----------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------------
                                    WHEN CHARGE IS                    MAXIMUM GUARANTEED
CHARGE                              DEDUCTED                          CHARGE                        CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE
   Maximum Charge/1/                Upon a partial surrender or a     $48 per $1,000 of base        $48 per $1,000 of base
                                    full surrender of your Policy/2/  coverage                      coverage
-----------------------------------------------------------------------------------------------------------------------------
   Minimum Charge/3/                Upon a partial surrender or a     $1 per $1,000 of base         $1 per $1,000 of base
                                    full surrender of your Policy/2/  coverage                      coverage
-----------------------------------------------------------------------------------------------------------------------------
   Example Charge - for the         Upon a partial surrender or a     $18 per $1,000 of base        $18 per $1,000 of base
   first Policy year - for a 40     full surrender of your Policy/2/  coverage                      coverage
   year old male, with a
   Specified Amount of
   $360,000, of which
   $252,000 is base coverage/2/
-----------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER                   Upon a partial surrender of       The lesser of $25 or 2.0% of  $10
PROCESSING FEE                      your Policy                       the partial surrender
-----------------------------------------------------------------------------------------------------------------------------
TRANSFER FEE                        Upon a transfer of                $25 for each transfer/4/      $25 for each transfer/4/
                                    accumulation value
-----------------------------------------------------------------------------------------------------------------------------
POLICY OWNER ADDITIONAL             Upon each request for a           $25                           $0
ILLUSTRATION CHARGE                 Policy illustration after the
                                    first in a Policy year
-----------------------------------------------------------------------------------------------------------------------------

------------
     /1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 60 at the Policy's DATE OF
                                                                       -------
ISSUE, with a Specified Amount of $360,000, all of which is base coverage.
-----

     /2/ The Policies have a Surrender Charge that applies for a maximum of the first 10 Policy years and for a maximum of the first 10 Policy years following an increase in the Policy's base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and base coverage. Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 28. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 27 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

     /3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 10th Policy year. The Minimum Charge is for a female, juvenile, age 1 at the Policy's date of issue, with a Specified Amount of $360,000, of which $252,000 is base coverage and $108,000 is supplemental coverage.

     /4/ The first 12 transfers in a Policy year are free of charge.

   The next tables describe the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

-------------------------------------------------------------------------------------------------------------------------------
                                                     PERIODIC CHARGES
                                             (OTHER THAN FUND FEES AND EXPENSES)
-------------------------------------------------------------------------------------------------------------------------------
                                                                   MAXIMUM GUARANTEED
CHARGE                               WHEN CHARGE IS DEDUCTED       CHARGE                          CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------------
FLAT MONTHLY CHARGE                  Monthly, at the beginning of  $6                              $6
                                     each Policy month
-------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/1/
   Maximum Charge/2/                 Monthly, at the beginning of  $83.33 per $1,000 of net        $27.68 per $1,000 of net
                                     each Policy month             amount at risk/3/ attributable  amount at risk attributable
                                                                   to base coverage; and           to base coverage; and

                                                                   $83.33 per $1,000 of net        $27.68 per $1,000 of net
                                                                   amount at risk attributable     amount at risk attributable
                                                                   to supplemental coverage        to supplemental coverage
-------------------------------------------------------------------------------------------------------------------------------
   Minimum Charge/4/                 Monthly, at the beginning of  $0.06 per $1,000 of net         $0.04 per $1,000 of net
                                     each Policy month             amount at risk attributable     amount at risk attributable
                                                                   to base coverage; and           to base coverage; and

                                                                   $0.06 per $1,000 of net         $0.03 per $1,000 of net
                                                                   amount at risk attributable     amount at risk attributable
                                                                   to supplemental coverage        to supplemental coverage
-------------------------------------------------------------------------------------------------------------------------------
   Example Charge for the first      Monthly, at the beginning of  $0.25 per $1,000 of net         $0.13 per $1,000 of net
   Policy year-for a 40 year old     each Policy month             amount at risk attributable     amount at risk attributable
   male, preferred                                                 to base coverage; and           to base coverage; and
   non-tobacco, with a
   Specified Amount of                                             $0.25 per $1,000 of net         $0.07 per $1,000 of net
   $360,000, of which                                              amount at risk attributable     amount at risk attributable
   $252,000 is base coverage                                       to supplemental coverage        to supplemental coverage
   and $108,000 is
   supplemental coverage
-------------------------------------------------------------------------------------------------------------------------------

------------
     /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 28. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay.
Page 24 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 25 of this prospectus.

     /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 99/th/ birthday. The policy anniversary nearest the insured person's 100/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 90 at the Policy's date of issue, with a Specified Amount of $99,999, all of which is base coverage.

     /3/ The NET AMOUNT AT RISK is the difference between the current death
             ------------------
benefit under your Policy and your accumulation value under the Policy.

     /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, juvenile, age 16 at the Policy's date of issue, with a Specified Amount of $1,000,000, of which $100,000 is base coverage and $900,000 is supplemental coverage.

---------------------------------------------------------------------------------------------------------------------------------
                                                      PERIODIC CHARGES
                                              (OTHER THAN FUND FEES AND EXPENSES)
---------------------------------------------------------------------------------------------------------------------------------
                                                                  MAXIMUM GUARANTEED
CHARGE                            WHEN CHARGE IS DEDUCTED         CHARGE                          CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------------
MONTHLY CHARGE PER $1,000 OF
BASE COVERAGE/1/
   Maximum Charge-for a 75        Monthly, at the beginning of    $1.25 per $1,000 of base        $1.25 per $1,000 of base
   year old male, standard        each Policy month. This Charge  coverage                        coverage
   tobacco, with a Specified      is imposed during the first 7
   Amount of $360,000, of         Policy years and the first 7
   which $360,000 is base         Policy years following an
   coverage                       increase in base coverage/2/
---------------------------------------------------------------------------------------------------------------------------------
   Minimum Charge-for a 1         Monthly, at the beginning of    $0.03 per $1,000 of base        $0.03 per $1,000 of base
   year old female, juvenile,     each Policy month. This Charge  coverage                        coverage
   with a Specified Amount of     is imposed during the first 7
   $360,000, of which $36,000     Policy years and the first 7
   is base coverage and           Policy years following an
   $324,000 is supplemental       increase in base coverage/2/
   coverage
---------------------------------------------------------------------------------------------------------------------------------
   Example Charge-for a 40        Monthly, at the beginning of    $0.16 per $1,000 of base        $0.16 per $1,000 of base
   year old male, standard        each Policy month. This Charge  coverage                        coverage
   non-tobacco, with a            is imposed during the first 7
   Specified Amount of            Policy years and the first 7
   $360,000, of which             Policy years following an
   $252,000 is base coverage      increase in base coverage/2/
   and $108,000 is
   supplemental coverage
---------------------------------------------------------------------------------------------------------------------------------
DAILY CHARGE (MORTALITY AND       Daily                           annual effective rate of 0.70%  annual effective rate of 0.70%
EXPENSE RISK FEE)                                                 of accumulation value invested  of accumulation value invested
                                                                  in the variable investment      in the variable investment
   Policy years 1-10/3/                                           options/3/                      options/3/
---------------------------------------------------------------------------------------------------------------------------------
POLICY LOAN INTEREST CHARGE       Annually (in advance on your    4.75% of the loan balance/4/    4.75% of the loan balance/4/
                                  Policy anniversary)
---------------------------------------------------------------------------------------------------------------------------------

------------
     /1/ The Monthly Charge per $1,000 of base coverage is applied only against each $1,000 of base coverage, and not against the Policy's supplemental coverage. The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class.
See "Base coverage and supplemental coverage" on page 28. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for First Seven Years." There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.

     /2/ The charge assessed during the first 7 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

     /3/ After the 10/th/ Policy year, the DAILY CHARGE will be as follows:
                                           ------------
         Policy years 11-20..... annual effective rate of 0.45%
         Policy years 21+....... annual effective rate of 0.10%
         These reductions in the amount of the daily charge are guaranteed.

     /4/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 42.

   The next table describes the fees and expenses that you will pay if you choose an optional benefit rider during the time that you own the Policy.

--------------------------------------------------------------------------------------------------------------------------
                                                   PERIODIC CHARGES
                                             (OPTIONAL BENEFIT RIDERS ONLY)
--------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER                                           MAXIMUM GUARANTEED
CHARGES                          WHEN CHARGE IS DEDUCTED         CHARGE                       CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT/1/

   Maximum Charge-for a 65       Monthly, at the beginning of    $0.15 per $1,000 of rider    $0.15 per $1,000 of rider
   year old                      each Policy month               coverage                     coverage
--------------------------------------------------------------------------------------------------------------------------
   Minimum Charge-for a 29       Monthly, at the beginning of    $0.07 per $1,000 of rider    $0.07 per $1,000 of rider
   year old                      each Policy month               coverage                     coverage
--------------------------------------------------------------------------------------------------------------------------
   Example Charge-for a 40       Monthly, at the beginning of    $0.09 per $1,000 of rider    $0.09 per $1,000 of rider
   year old                      each Policy month               coverage                     coverage
--------------------------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE BENEFIT     Monthly, at the beginning of    $0.48 per $1,000 of rider    $0.48 per $1,000 of rider
                                 each Policy month               coverage                     coverage
--------------------------------------------------------------------------------------------------------------------------
MATURITY EXTENSION               Monthly, at the beginning of    $10                          $0
ACCUMULATION VALUE VERSION       the Policy month which
                                 follows your original maturity
                                 date
--------------------------------------------------------------------------------------------------------------------------
MATURITY EXTENSION DEATH
BENEFIT VERSION
   Initial Charge                Monthly beginning 9 years       $1 per $1,000 of net amount  $0.03 per $1,000 of net
                                 before your original maturity   at risk attributable to the  amount at risk attributable
                                 date                            Policy (without any riders)  to the Policy (without any
                                                                                              riders)
--------------------------------------------------------------------------------------------------------------------------
   Administrative Charge         Monthly, at the beginning of    $10                          $0
                                 the Policy month which
                                 follows your original maturity
                                 date
--------------------------------------------------------------------------------------------------------------------------
SPOUSE TERM/2/

   Maximum charge-for a 75       Monthly at the beginning of     $5.54 per $1,000 of rider    $4.61 per $1,000 of rider
   year old male, standard       each Policy month               coverage                     coverage
   tobacco
--------------------------------------------------------------------------------------------------------------------------
   Minimum charge-for a 15       Monthly at the beginning of     $0.07 per $1,000 of rider    $0.01 per $1,000 of rider
   year old female, standard     each Policy month               coverage                     coverage
   non-tobacco
--------------------------------------------------------------------------------------------------------------------------
   Example charge-for a 40       Monthly at the beginning of     $0.25 per $1,000 of rider    $0.15 per $1,000 of rider
   year old male, standard       each Policy month               coverage                     coverage
   non-tobacco
--------------------------------------------------------------------------------------------------------------------------

------------
     /1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

     /2/ The charge for the Spouse Term Rider will vary based on the Spouse's sex, age and premium class.

--------------------------------------------------------------------------------------------------------------------------
                                                   PERIODIC CHARGES
                                             (OPTIONAL BENEFIT RIDERS ONLY)
--------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER                                        MAXIMUM GUARANTEED
CHARGES                         WHEN CHARGE IS DEDUCTED       CHARGE                          CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
TERMINAL ILLNESS RIDER
   Interest on Benefit          At time benefit is paid and   Greater of (1) Moody's          5.25%
                                each Policy anniversary       Bond Average or (2) cash
                                thereafter                    value interest rate plus 1%/1/
--------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE FEE              At time of claim              $250                            $150
--------------------------------------------------------------------------------------------------------------------------
WAIVER OF MONTHLY
DEDUCTION/2/
   Maximum Charge-for a 59      Monthly, at the beginning of  $0.40 per $1,000 of net         $0.40 per $1,000 of net
   year old                     each Policy month             amount at risk attributable     amount at risk attributable
                                                              to the Policy                   to the Policy
--------------------------------------------------------------------------------------------------------------------------
   Minimum Charge-for an 18     Monthly, at the beginning of  $0.02 per $1,000 of net         $0.02 per $1,000 of net
   year old                     each Policy month             amount at risk attributable     amount at risk attributable
                                                              to the Policy                   to the Policy
--------------------------------------------------------------------------------------------------------------------------
   Example Charge-for a 40      Monthly, at the beginning of  $0.03 per $1,000 of net         $0.03 per $1,000 of net
   year old                     each Policy month             amount at risk attributable     amount at risk attributable
                                                              to the Policy                   to the Policy
--------------------------------------------------------------------------------------------------------------------------

------------
/1/  The guaranteed maximum interest rate will not exceed the greater of:
    . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or
    . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.
/2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2013. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------
                        ANNUAL FUND FEES AND EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
--------------------------------------------------------------------------------
           CHARGE                                       MAXIMUM      MINIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF
THE FUNDS (EXPENSES THAT ARE DEDUCTED FROM
PORTFOLIO ASSETS INCLUDE MANAGEMENT FEES,
DISTRIBUTION (12B-1) FEES, AND OTHER EXPENSES)/1/         1.19%        0.28%
--------------------------------------------------------------------------------

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
------------
/1/ Currently 6 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2015. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   AGL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

SEPARATE ACCOUNT VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 89 separate "divisions," 57 of which correspond to the 57 variable "investment options" available under the Policy. The remaining 32 divisions, and all of these 57 divisions, represent investment options available under other variable universal life policies we offer. 14 of these 57 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/
Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery.

E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/lifeinsurance and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aig.com/lifeinsurance, click the E-Service login link, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       E-Service transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 20).

    .  transfer of accumulation value;*
    .  change of allocation percentages for premium payments;*
    .  change of allocation percentages for Policy deductions;*
    .  telephone transaction privileges;*
    .  loan;*
    .  full surrender;
    .  partial surrender;*
    .  premium payments;**
    .  change of beneficiary or contingent beneficiary;
    .  loan repayments or loan interest payments;**
    .  change of death benefit option or manner of death benefit payment;
    .  change in specified amount;
    . addition or cancellation of, or other action with respect to any benefit riders;
    .  election of a payment option for Policy proceeds; and
    .  tax withholding elections.
       ------------
       * These transactions are permitted by E-Service, by telephone or in writing.
       ** These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United

States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 37.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to some Policy owners with a Policy issue date prior to May 1, 2006.

   The investment options listed in the following table are available to all Policy owners:

--------------------------------------------------------------------------------
                                         INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                    APPLICABLE)
--------------------------------------------------------------------------------
 Alger Capital Appreciation Portfolio   Fred Alger Management, Inc.
 - Class I-2 Shares
--------------------------------------------------------------------------------
 Alger Mid Cap Growth Portfolio -       Fred Alger Management, Inc.
 Class I-2 Shares
--------------------------------------------------------------------------------
 American Century(R) VP Value Fund      American Century Investment
                                        Management, Inc.
--------------------------------------------------------------------------------
 Fidelity(R) VIP Asset Manager/SM/      Fidelity Management & Research
 Portfolio - Service Class 2/1/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)
--------------------------------------------------------------------------------
 Fidelity(R) VIP Contrafund(R)          Fidelity Management & Research
 Portfolio - Service Class 2/2/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)
--------------------------------------------------------------------------------
 Fidelity(R) VIP Equity-Income          Fidelity Management & Research
 Portfolio - Service Class 2            Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)
--------------------------------------------------------------------------------
 Fidelity(R) VIP Freedom 2020           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/3/
--------------------------------------------------------------------------------
 Fidelity(R) VIP Freedom 2025           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/4/
--------------------------------------------------------------------------------
 Fidelity(R) VIP Freedom 2030           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/5/
--------------------------------------------------------------------------------
 Fidelity(R) VIP Growth Portfolio -     Fidelity Management & Research
 Service Class 2                        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)
--------------------------------------------------------------------------------
 Fidelity(R) VIP Mid Cap Portfolio -    Fidelity Management & Research
 Service Class 2                        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)
--------------------------------------------------------------------------------
 Franklin Templeton Franklin Small Cap  Franklin Advisory Services, LLC
 Value VIP Fund - Class 2/6/
--------------------------------------------------------------------------------
 Franklin Templeton Franklin            Franklin Advisers, Inc.
 U.S. Government Securities VIP Fund -
 Class 2
--------------------------------------------------------------------------------
 Franklin Templeton Franklin Mutual     Franklin Mutual Advisers, LLC
 Shares VIP Fund - Class 2/7/
--------------------------------------------------------------------------------
 Franklin Templeton Templeton Foreign   Templeton Investment Counsel, LLC
 VIP Fund - Class 2/8/
--------------------------------------------------------------------------------
 Invesco V.I. Growth and Income Fund -  Invesco Advisers, Inc.
 Series I Shares
--------------------------------------------------------------------------------
 Invesco V.I. International Growth      Invesco Advisers, Inc.
 Fund - Series I Shares
--------------------------------------------------------------------------------
 Janus Aspen Enterprise Portfolio -     Janus Capital Management LLC
 Service Shares/9/
--------------------------------------------------------------------------------
 Janus Aspen Overseas Portfolio -       Janus Capital Management LLC
 Service Shares/10/
--------------------------------------------------------------------------------
 JPMorgan IT Small Cap Core Portfolio   J.P. Morgan Investment Management Inc.
 - Class 1 Shares
--------------------------------------------------------------------------------
 MFS(R) VIT New Discovery Series -      Massachusetts Financial Services
 Initial Class/11/                      Company
--------------------------------------------------------------------------------
 MFS(R) VIT Research Series - Initial   Massachusetts Financial Services
 Class/12/                              Company
--------------------------------------------------------------------------------
 Neuberger Berman AMT Mid-Cap Growth    Neuberger Berman Management LLC
 Portfolio - Class I                    (Neuberger Berman LLC)
--------------------------------------------------------------------------------
 Oppenheimer Capital Income Fund/VA -   OFI Global Asset Management, Inc.
 Non-Service Shares/13/                 (OppenheimerFunds, Inc.)
--------------------------------------------------------------------------------
 Oppenheimer Global Fund/VA -           OFI Global Asset Management, Inc.
 Non-Service Shares                     (OppenheimerFunds, Inc.)
--------------------------------------------------------------------------------
 PIMCO CommodityRealReturn(R) Strategy  Pacific Investment Management Company
 Portfolio - Administrative Class/14/   LLC
--------------------------------------------------------------------------------
 PIMCO Real Return Portfolio -          Pacific Investment Management Company
 Administrative Class/15/               LLC
--------------------------------------------------------------------------------
 PIMCO Short-Term Portfolio -           Pacific Investment Management Company
 Administrative Class                   LLC
--------------------------------------------------------------------------------
 PIMCO Total Return Portfolio -         Pacific Investment Management Company
 Administrative Class                   LLC
--------------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio - Pioneer Investment Management, Inc. Class I Shares
--------------------------------------------------------------------------------
 Putnam VT Diversified Income Fund -    Putnam Investment Management, LLC
 Class IB/16/                           (Putnam Investments Limited)
--------------------------------------------------------------------------------
 Putnam VT International Value Fund -   Putnam Investment Management, LLC
 Class IB/17/                           (Putnam Advisory Company, LLC)
                                        (Putnam Investments Limited)
--------------------------------------------------------------------------------
 SunAmerica ST Aggressive Growth        SunAmerica Asset Management Corp.
 Portfolio - Class 1 Shares             (Wells Capital Management
                                        Incorporated)
--------------------------------------------------------------------------------
 SunAmerica ST Balanced Portfolio -     SunAmerica Asset Management Corp.
 Class 1 Shares/18/                     (J.P. Morgan Investment Management,
                                        Inc.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                    APPLICABLE)
--------------------------------------------------------------------------------
 VALIC Co. I International Equities     VALIC* (PineBridge Investments LLC)
 Fund/19/
--------------------------------------------------------------------------------
 VALIC Co. I Mid Cap Index Fund         VALIC* (SunAmerica Asset Management
                                        Corp.)
--------------------------------------------------------------------------------
 VALIC Co. I Money Market I Fund        VALIC* (SunAmerica Asset Management
                                        Corp.)
--------------------------------------------------------------------------------
 VALIC Co. I Nasdaq-100(R) Index        VALIC* (SunAmerica Asset Management
 Fund/20/                               Corp.)
--------------------------------------------------------------------------------
 VALIC Co. I Science & Technology       VALIC*
 Fund/21/                               (RCM Capital Management, LLC)
                                        (T. Rowe Price Associates, Inc.)
                                        (Wellington Management Company, LLP)
--------------------------------------------------------------------------------
 VALIC Co. I Small Cap Index Fund/22/   VALIC* (SunAmerica Asset Management
                                        Corp.)
--------------------------------------------------------------------------------
 VALIC Co. I Stock Index Fund/23/       VALIC* (SunAmerica Asset Management
                                        Corp.)
--------------------------------------------------------------------------------
 Vanguard** VIF High Yield Bond         Wellington Management Company, LLP
 Portfolio
--------------------------------------------------------------------------------
 Vanguard** VIF REIT Index Portfolio    The Vanguard Group, Inc.
--------------------------------------------------------------------------------

------------

     /1/ The Fund type for Fidelity(R) VIP Asset Manager /SM/ Portfolio - Service Class 2 is high total return.
     /2/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
     /3/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
     /4/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
     /5/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
     /6/  The Fund type for Franklin Templeton Franklin Small Cap Value VIP
          Fund - Class 2 is long-term total return.
     /7/ The Fund type for Franklin Templeton Franklin Mutual Shares VIP Fund - Class 2 is capital appreciation with income as a secondary goal.
     /8/ The Fund type for Franklin Templeton Templeton Foreign VIP Fund - Class 2 is long-term capital growth.
     /9/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
     /10/ The Fund type for Janus Aspen Overseas Portfolio - Service Shares is long-term growth of capital.
     /11/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
     /12/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
     /13/ The Fund type for Oppenheimer Capital Income Fund/VA - Non-Service
          Shares is total return.
     /14/ The Fund type for PIMCO CommodityRealReturn(R) Strategy Portfolio -
          Administrative Class is maximum real return.
     /15/ The Fund type for PIMCO Real Return Portfolio - Administrative Class is maximum real return.
     /16/ The Fund type for Putnam VT Diversified Income Fund - Class IB is as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.
     /17/ The Fund type for Putnam VT International Value Fund - Class IB is capital growth. Current income is a secondary objective.
     /18/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is
          conservation of principal and capital appreciation.
     /19/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
     /20/ The Fund type for VALIC Co. I Nasdaq-100(R) Index Fund is long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index.
     /21/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
     /22/ The Fund type for VALIC Co. I Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.
     /23/ The Fund type for VALIC Co. I Stock Index Fund is long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.

*         "VALIC" means The Variable Annuity Life Insurance Company.
**        "Vanguard" is a trademark of The Vanguard Group, Inc.

The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

--------------------------------------------------------------------------------
                                         INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                    APPLICABLE)
--------------------------------------------------------------------------------
 Dreyfus IP MidCap Stock                The Dreyfus Corporation
 Portfolio-Initial Shares*
--------------------------------------------------------------------------------
 Dreyfus VIF Opportunistic Small Cap    The Dreyfus Corporation
 Portfolio-Initial Shares*
--------------------------------------------------------------------------------
 Dreyfus VIF Quality Bond               The Dreyfus Corporation
 Portfolio-Initial Shares*
--------------------------------------------------------------------------------
 Goldman Sachs VIT Strategic Growth     Goldman Sachs Asset Management, L.P.
 Fund/1,/**
--------------------------------------------------------------------------------
 Invesco V.I. Core Equity Fund -        Invesco Advisers, Inc.
 Series I Shares*
--------------------------------------------------------------------------------
 Invesco V.I. High Yield Fund -         Invesco Advisers, Inc.
 Series I Shares*
--------------------------------------------------------------------------------
 Janus Aspen Global Research            Janus Capital Management LLC
 Portfolio-Service Shares/2,/*
--------------------------------------------------------------------------------
 JPMorgan IT Mid Cap Value              J.P. Morgan Investment Management Inc.
 Portfolio-Class 1 Shares**
--------------------------------------------------------------------------------
 MFS(R) VIT Core Equity                 Massachusetts Financial Services
 Series-Initial Class/3,/*              Company
--------------------------------------------------------------------------------
 MFS(R) VIT Growth Series-Initial       Massachusetts Financial Services
 Class*                                 Company
--------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio - Class I   Pioneer Investment Management, Inc.
 Shares/4,/***
--------------------------------------------------------------------------------
 Pioneer Select Mid Cap Growth VCT      Pioneer Investment Management, Inc.
 Portfolio - Class I Shares***
--------------------------------------------------------------------------------
 Putnam VT Growth and Income Fund -     Putnam Investment Management, LLC
 Class IB*                              (Putnam Investments Limited)
--------------------------------------------------------------------------------
 UIF Growth Portfolio - Class I Shares* Morgan Stanley Investment Management
                                        Inc.
--------------------------------------------------------------------------------

------------

   /1/ The Fund type for Goldman Sachs VIT Strategic Growth Fund is long-term growth of capital.
   /2/ The Fund type for Janus Aspen Global Research Portfolio--Service Shares is long-term growth of capital.
   /3/ The Fund type for MFS(R) VIT Core Equity Series--Initial Class is capital appreciation.
   /4/ The Fund type for Pioneer Fund VCT Portfolio--Class I Shares is reasonable income and capital growth.

  * This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; Policy months and years" on page 38.

   ** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is not offered focr new Policies.

   *** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio may continue to use the investment option for any purpose allowed under the Policy.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Adviser. PLEASE CHECK THE PLATINUM INVESTOR III WEBPAGE AT WWW.AIG.COM/_3789_533840.HTML TO VIEW THE FUND PROSPECTUSES AND THEIR SUPPLEMENTS, OR CONTACT US AT OUR ADMINISTRATIVE CENTER TO REQUEST COPIES OF FUND PROSPECTUSES AND THEIR SUPPLEMENTS.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the

Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 48.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 51. The "daily charge" described on page 48 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 32.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell Platinum Investor III Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday."

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

   We also guarantee a death benefit for a specified period provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "GUARANTEE PERIOD BENEFIT." We provide more information about the specified
 -------------------------
amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 31. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "MONTHLY INSURANCE CHARGE" on page 49.)
      ------------------------

   Your death benefit. You must choose one of three death benefit options under your Policy at the time it is issued. Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is

    .  Option 1-The specified amount on the date of the insured person's death.

   . Option 2-The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Option 3-The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 42 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit . We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE
                                                                 ---------
PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of
------------          -----------------------------
these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase the required minimum death benefit.

Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on
     -----------------------------------------
page 27 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 99.

--------------------------------------------------------------------------------
                         APPLICABLE PERCENTAGES UNDER
--------------------------------------------------------------------------------
                         CASH VALUE ACCUMULATION TEST
--------------------------------------------------------------------------------
  INSURED PERSON'S ATTAINED AGE   40   45   50   55   60   65   70   75   99
--------------------------------------------------------------------------------
  %                              344% 293% 252% 218% 191% 169% 152% 140% 104%
--------------------------------------------------------------------------------

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

--------------------------------------------------------------------------------
                         APPLICABLE PERCENTAGES UNDER
--------------------------------------------------------------------------------
                            GUIDELINE PREMIUM TEST
--------------------------------------------------------------------------------
  INSURED PERSON'S ATTAINED AGE   40   45   50   55   60   65   70   75  95+
--------------------------------------------------------------------------------
  %                              250% 215% 185% 150% 130% 120% 115% 105% 100%
--------------------------------------------------------------------------------

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. When you apply for a Policy, the amount of insurance you select is called the "specified amount." The specified amount may be made up of two types of coverage: base coverage, which will always be present, and supplemental coverage, which may also be included. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

    . In general, the larger percentage of supplemental coverage you choose when your Policy is issued, the shorter the time the guarantee period benefit will be in force;

    . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);

    .  Supplemental coverage has no surrender charges;

    . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage; and

    . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverages can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 32, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order . We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 38 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 53. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 35.)

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 31) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We call this our "guarantee period benefit" and here are its terms and conditions:

   .   On the first day of each POLICY MONTH that you are covered by the
                                ------------
       guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

   . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

   . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 52.

   . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

   The cost of providing the guarantee period benefit is, in part, dependent on the level of the monthly guarantee premium and the duration of the guarantee period. The more supplemental coverage you choose, the lower are your overall Policy charges. Although overall Policy charges are lower, more supplemental coverage will result in a higher monthly guarantee premium and a shorter guarantee period.

   The length of time you are covered by the guarantee period benefit varies on account of two things (except in New Jersey, as described in the last paragraph of this section):

   .   the insured person's age at the Policy's date of issue; and

   .   the amounts of base coverage and supplemental coverage you have chosen.

   The maximum duration for the guarantee period - 10 years - happens in the event you have chosen 100% base coverage and the insured person is no older than age 50 at the Policy's date of issue. We reduce the maximum time for the guarantee period by one year for each year the insured person is older than age 50 at the date of issue. The reductions stop after the insured person is age 55 or older at the date of issue. This means, for instance, that you will have a guarantee period of 5 years if you choose 100% base coverage and the insured person is age 55 at the Policy's date of issue.

   The least amount of time for the guarantee period to be in effect - 3 years
- happens in the event you have chosen the maximum permitted 90% of supplemental coverage and the insured person is older than age 50 at the date of issue.

   Whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your

AGL representative or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

   . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

   . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

   We provide the guarantee period benefit for 5 years for all Policies issued in the State of New Jersey. The period of coverage for New Jersey Policies is unaffected by the insured person's age at the Policy's date of issue or your choice of base coverage and supplemental coverage.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contract Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 34, "Restrictions initiated by the Funds and information sharing obligations" on page 35 and "Additional Rights That We Have" on page 46).

   . Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

   . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

   . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy
                          ---------------------
designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term
----------------
"valuation period" is described on page 37.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging
                               ---------------------
transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

   (1) if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

   (2) the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

   (3)  the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

   . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

   . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor III Policy; and

   . applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first 7 Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

   .   $50,000; and

   . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply a reduction in specified amount proportionately against the specified amount provided under the original application and any specified amount increases. The decrease in specified amount will decrease both your base and supplemental coverage in the same ratio they bear to your specified amount before the decrease. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage or the amount of time for which we assess this charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 7 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 7 years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the MONTHLY DEDUCTION DAY (see "Monthly
                                         ---------------------
       deduction days" on page 38) following the date we receive your request for change. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed by a decrease in your Policy's specified amount. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1,000 of base coverage and the COST OF INSURANCE RATES will not change. Your Policy's monthly insurance
       -----------------------
       charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 53 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period. A change in coverage does not result in termination of the guarantee period, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 31.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "VALUATION
                                                                      ---------
DATE" or a "business day."
----

   We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF
                                                                 --------
BUSINESS." We call the time from the close of business on one valuation date to
--------
the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for this Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit
       -------------
       option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period" on page 32 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy
                                      ----
       request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add an additional rider benefit to your Policy. You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 25.

   . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate the rider at any time. If you do so, the charge will cease.

   . Maturity Extension Rider. This rider gives you the option to extend the Policy's MATURITY DATE beyond what it otherwise would be, at any time
                -------------
       before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

          The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

          The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

          We will charge you the following amounts under the death benefit version

          . A monthly fee of no more than $30 for each $1,000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

          . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

       Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

       There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 48. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue.
       You can, however, surrender your Policy at any time.

       Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

    . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "LIEN" against the
                                                           ----
       Policy. The maximum interest rate will not exceed the greater of

       . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

       . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

       A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

   . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 53. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 26. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 48.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

   See page 18 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor III Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 36.

   You may choose the investment option or options from which money that you withdraw will be taken; otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount with an adjustment for the unearned loan interest will be subtracted from the death benefit.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

   .   will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider" within the "Additional Benefit Riders" section beginning on page 39.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 53 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

   .   Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 - Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 3%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the accumulation value is not reasonably practicable;

   .   the SEC by order so permits for the protection of Policy owners; or

   . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

       (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have nine premium classes we use to decide how much the monthly
                    ---------------
insurance charges under any particular Policy will be:

   .   Four Non-tobacco classes: preferred plus, preferred, standard and special;
   .   Three Tobacco classes: preferred, standard and special; and
   .   Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy. Policies issued in New Jersey do not have the juvenile and special juvenile classes.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 1.78% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5%. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. AGL receives this charge to pay for our mortality and expense risks.

   Fees and expenses and money market investment options. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first 7 Policy years. This monthly charge also applies to the amount of any increase in base coverage during the 7 Policy years following the increase. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of insurance" on page 26 and "Base coverage and supplemental coverage" on page 28.) This charge can range from a maximum of $1.25 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.03 for each $1,000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges on page 14) is $0.16 for each $1,000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for First Seven Years." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 39, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 27 of the Policy. As shown in the Tables of Charges beginning on page 11, the maximum surrender charge is $48 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $7 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $18 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero (or the eleventh year following any increase in the Policy's base coverage). These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 40 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

-----------------------------------------------------------------------------------------
                      SURRENDER CHARGE FOR A 40 YEAR OLD MALE
-----------------------------------------------------------------------------------------
POLICY YEAR                                    1   2   3   4   5   6  7   8   9   10  11
-----------------------------------------------------------------------------------------
SURRENDER CHARGE PER $1,000 OF BASE COVERAGE. $18 $18 $18 $16 $14 $11 $9  $7  $5  $2  $0
-----------------------------------------------------------------------------------------

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 42 and "Change of death benefit option" beginning on page 36.

   For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 42.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 51.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 48 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on page 20 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 48 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 51. The "daily charge" described on page 48 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified
 --------------
endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax adviser on this issue.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However,
--------
the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding the impact of any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified
                                                      ------
endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "BASIS" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment
                                                      --
contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For 2014, the federal estate, gift and generation-skipping tax exemptions increased to $5,340,000 ($10,680,000 for married couples). You should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014 the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against AGL have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL, such as through financial examinations, market conduct exams or regulatory inquiries.

   As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, at VUL Administration, P.O. Box 9318, Amarillo, Texas 79105-9318, or call us at 1-800-340-2765.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("'34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                         PAGE TO
                                                                     SEE IN THIS
DEFINED TERM                                                          PROSPECTUS
------------                                                         -----------
accumulation value..................................................      6
Administrative Center...............................................     18
automatic rebalancing...............................................     33
base coverage.......................................................     28
basis...............................................................     55
Beneficiary.........................................................     45
cash surrender value................................................      7
cash value accumulation test........................................     27
close of business...................................................     37
Code................................................................     39
Contact Information.................................................      5
cost of insurance rates.............................................     49
daily charge........................................................     48
date of issue.......................................................     38
death benefit.......................................................      6
dollar cost averaging...............................................     33
Fixed Account.......................................................     25
full surrender......................................................      7
free look...........................................................     32
Fund, Funds.........................................................      6
grace period........................................................      9
guarantee period benefit............................................     26
guideline premium test..............................................     27
insured person......................................................      1
investment options..................................................     20
lapse...............................................................      9
lien................................................................     41
loan (see "Policy loans" in this Index).............................     42
loan interest.......................................................     42
Maturity, maturity date.............................................     43
modified endowment contract.........................................     53
monthly deduction days..............................................     38
monthly guarantee premium...........................................     31
monthly insurance charge............................................     49
net amount at risk..................................................     13
Option 1, Option 2 and Option 3.....................................      6
partial surrender...................................................     42
payment options.....................................................     44
planned periodic premiums...........................................     30
Policy loans........................................................     42
Policy month, year..................................................     38
preferred loans.....................................................     43
premium class.......................................................     47

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                         PAGE TO
                                                                     SEE IN THIS
DEFINED TERM                                                          PROSPECTUS
------------                                                         -----------
premium payments....................................................     29
reinstate, reinstatement............................................     52
required minimum death benefit......................................     27
required minimum death benefit percentage...........................     28
Separate Account VL-R...............................................     17
seven-pay test......................................................     54
specified amount....................................................      6
supplemental coverage...............................................     28
surrender...........................................................     10
transfers...........................................................      7
valuation date......................................................     37
valuation period....................................................     37
variable investment options.........................................     20

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

PRIVACY NOTICE

                                                                   REV. 04/2014

        WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL) AND THE UNITED FACTS STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE) DO
        WITH YOUR PERSONAL INFORMATION?

        Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all
 WHY? sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

        The types of personal information we collect and share depend on the product or service you have with us. This information can include:
            .  Social Security number and Medical Information
 WHAT?      .  Income and Credit History
            .  Payment History and Employment Information
        When you are no longer our customer, we continue to share your information as described in this notice.

        All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the
 HOW? reasons financial companies can share their customers' personal information; the reasons AGL and US Life choose to share; and whether you can limit this sharing.

 REASONS WE CAN SHARE YOUR PERSONAL       DO AGL & US LIFE  CAN YOU LIMIT THIS
 INFORMATION                              SHARE?            SHARING?
 FOR OUR EVERYDAY BUSINESS PURPOSES -           Yes                No
 such as to process your transactions,
 maintain your account(s), respond to
 court orders and legal investigations,
 or report to credit bureaus.

 FOR OUR MARKETING PURPOSES - to offer          Yes                No
 our products and services to you

 FOR JOINT MARKETING WITH OTHER                 Yes                No
 FINANCIAL COMPANIES

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          Yes                No
 PURPOSES - information about your
 transactions and experiences

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          No           We don't share
 PURPOSES - information about your
 creditworthiness

 FOR OUR AFFILIATES TO MARKET TO YOU            No           We don't share

 FOR NONAFFILIATES TO MARKET TO YOU             No           We don't share

           For AGL and US Life variable or index annuity contracts, call QUESTIONS? 1-800-445-7862 or write to us at:
           P. O. Box 15570, Amarillo, TX 79105-5570.
           For AGL and US Life variable universal life insurance policies (except for Executive Advantage policies), call 1-800-340-2765 or write to us at: P. O. Box 9318, Amarillo, TX 79105-9318.
           For AGL and US Life Executive Advantage variable universal life insurance policies, call 1-888-222-4943 (AGL) or 1-877-883-6596 (US
           Life) or write to us at: 2929 Allen Parkway - A35-50, Houston,
           TX 77019.
           For AGL and US Life single premium immediate variable annuity contracts, call 1-877-299-1724 or write to us at: Group Annuity Admin Department, 405 King Street, 4th Floor, Wilmington, DE 19801.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                    Rev. 4/2014
                                                                         Page 2

 WHO WE ARE
 WHO IS PROVIDING THIS  American General Life Insurance Company and The United
 NOTICE?                States Life Insurance Company in the City of New York.

 WHAT WE DO
 HOW DO AGL & US        To protect your personal information from unauthorized
 LIFE PROTECT MY        access and use, we use security measures that comply
 PERSONAL INFORMATION?  with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

 HOW DO AGL & US        We collect your personal information, for example,
 LIFE COLLECT MY        when you
 PERSONAL INFORMATION?  .   Open an account or give us your contact information
                        .   Provide account information or make a wire transfer
                        .   Deposit money or close/surrender an account
                        We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

 WHY CAN'T I LIMIT ALL  Federal law gives you the right to limit only
 SHARING?               .   sharing for affiliates' everyday business purposes
                            - information about your creditworthiness
                        .   affiliates from using your information to market
                            to you
                        .   sharing for nonaffiliates to market to you
                        State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

 DEFINITIONS
 AFFILIATES             Companies related by common ownership or control. They
                        can be financial and non-financial companies.
                        .   Our affiliates include the member companies of
                            American International Group, Inc.

 NONAFFILIATES          Companies not related by common ownership or control.
                        They can be financial and nonfinancial companies.
                        .   AGL & US Life do not share with nonaffiliates so
                            they can market to you.

 JOINT MARKETING        A formal agreement between nonaffiliated financial
                        companies that together market financial products or services to you.
                        .   Our joint marketing partners include companies
                            with which we jointly offer insurance products, such as a bank.

OTHER IMPORTANT INFORMATION

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the address indicated on the first page.

FOR VERMONT RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by Vermont law, such as to process your transactions or to maintain your account. In addition, we will not share information about your creditworthiness with our affiliates except with your authorization.

FOR CALIFORNIA RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

FOR NEVADA RESIDENTS ONLY. We are providing this notice pursuant to state law. You may be placed on our internal Do Not Call List by calling the numbers referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling or writing to us at the numbers and addresses referenced in the Questions section.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                       [LOGO OF ENROLL IN VUL EDELIVERY]

 Every day the choices we       VUL eDelivery is an electronic service
 make impact those around us.   enabling you to receive email notifications
 How about making a choice      when your account-related documents are
 that impacts our environment?  available to view online.
 When you enroll in VUL
 eDelivery, you do that.        IT'S FAST, SIMPLE AND SAVES OUR ENVIRONMENT!
                                To enroll in VUL eDelivery, call Customer
 We have partnered with the     Service or log in to eService at
 National Forest Foundation     www.aig.com/lifeinsurance. Afer you sign on,
 and for every enrollment in    select "MY PROFILE" and edit your
 VUL eDelivery, a tree will be  communication preference. Once you've
 planted in appreciation.       subscribed to VUL eDelivery, you will get a
                                change confirmation email.

                                NEED FURTHER CONVINCING?
                                BY CHOOSING VUL EDELIVERY, YOU CAN:
                                .   Preserve the environment
                                .   Reduce paperwork clutter
                                .   Receive documents faster
                                Sign up for VUL eDelivery and make the natural choice.

[LOGO OF AIG]                              [LOGO OF NATIONAL FOREST FOUNDATION]

Not available for all products. Policies issued by AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL), 2727-A Allen Parkway, Houston, Texas 77019 and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE). Variable universal life insurance policies issued by AGL or US Life are distributed by AIG Capital Services, Inc., member FINRA. AGL and US Life are member companies of American International Group, Inc. (AIG). AIG does not underwrite any policy described herein. Policies and riders not available in all states. For more information contact Customer Service at P.O. Box 9318, Amarillo, Texas 79105-9318. Phone number 800-340-2765 or for hearing impaired 888-436-5256.

AGLC105386 REV0414 (C)2014 American International Group, Inc. (AIG). All rights reserved.

For more information on the National Forest Foundation please visit www.nationalforests.org.

[AIG LOGO]

                                                                       ---------------------------
For additional information about the Platinum Investor(R) III              For E-SERVICE and
Policies and the Separate Account, you may request a copy of the       E-DELIVERY, or to view and
Statement of Additional Information (the "SAI"), dated May 1, 2014.       Print Policy or Fund
We have filed the SAI with the SEC and have incorporated it by          prospectuses visit us at
reference into this prospectus. You may obtain a free copy of the SAI  WWW.AIG.COM/LIFEINSURANCE
                                                                       ---------------------------
and the Policy or Fund Prospectuses if you write us at our
Administrative Center, which is located at VUL Administration,
P.O. Box 9318, Amarillo, Texas 79105-9318 or call us at
1-800-340-2765. You may also obtain the SAI from your AGL
representative through which the Policies may be purchased.
Additional information about the Platinum Investor III Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current
Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor
Education and Advocacy of the SEC, 100 F Street N.E., Washington,
D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

PLATINUM INVESTOR III FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
INSURANCE
Policy Form Number 00600

Not available in the state of New York

DISTRIBUTED BY AIG CAPITAL SERVICES, INC.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life
Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. ("AIG"). The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2014. American International Group, Inc. All Rights Reserved           ICA File No. 811-08561

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL-R

                            PLATINUM INVESTOR(R) III

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 9318, AMARILLO, TEXAS 79105-9655

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2014

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2014, describing the Platinum Investor III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................  3
   AGL......................................................................  3
   Separate Account VL-R....................................................  3
   American Home Assurance Company..........................................  3
SERVICES....................................................................  4
DISTRIBUTION OF THE POLICIES................................................  4
PERFORMANCE INFORMATION.....................................................  6
ADDITIONAL INFORMATION ABOUT THE POLICIES...................................  6
       Gender neutral policies..............................................  6
       Cost of insurance rates..............................................  7
       Special purchase plans...............................................  7
       Underwriting procedures and cost of insurance charges................  7
       Certain arrangements.................................................  7
   More About the Fixed Account.............................................  8
       Our general account..................................................  8
       How we declare interest..............................................  8
   Adjustments to Death Benefit.............................................  8
       Suicide..............................................................  8
       Wrong age or gender..................................................  8
       Death during grace period............................................  8
ACTUARIAL EXPERT............................................................  9
MATERIAL CONFLICTS..........................................................  9
FINANCIAL STATEMENTS........................................................  9
   Separate Account Financial Statements.................................... 10
   AGL Consolidated Financial Statements.................................... 10
   American Home Statutory Basis Financial Statements....................... 10
   American International Group, Inc. Financial Information................. 10

                               GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

     American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

SEPARATE ACCOUNT VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, Separate Account VL-R is divided into 89 separate "divisions," 57 of which are available under the Policies offered by the prospectus as variable "investment options" (14 of these 57 investment options are not available to all Policy owners). All of these 57 divisions and the remaining 32 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

     All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, AGL paid AGLC for these services $345,841,461.

     AGLC was merged into AGL at the end of 2011. AGL now provides all of the services that were previously provided by AGLC. During 2013 and 2012, AGL paid AIG for these services $89,508,560 and $30,173,049, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the policies.

     We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums received in the first Policy year up to a "target" amount;

     . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

     . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

     . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;

     . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 20;

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     .    any  amounts  that we may  pay for  broker-dealers  or  banks  expense
          allowances,   bonuses,   wholesaler  fees,   training   allowances  or
          additional compensation for the Policies.

     The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

     At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

     The  target  amount is an  amount of level  annual  premium  that  would be
necessary  to  support  the  benefits  under  your  Policy,   based  on  certain
assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

     The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

     Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

     Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Tim Donovan, who is an actuary of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account VL-R and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and American Home.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The financial statements of Separate Account VL-R as of December 31, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

     The consolidated financial statements of AGL as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

     The statutory financial statements of American Home as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

     On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

     The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

     . Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

     The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

     . Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013.

     American International Group, Inc. does not underwrite any insurance policy referenced herein.

     You should consider the consolidated financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

     You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

 LOGO






                                              Variable Universal Life Insurance
                                                          Separate Account VL-R





                                                                           2013

                                                                  Annual Report

                                                              December 31, 2013










                                        American General Life Insurance Company

[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Contract Owners of
American General Life Insurance Company Separate Account VL-R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of the American General Life Insurance Company Separate Account VL-R at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2013 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2014

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

                                                                              Investment    Due from (to) American
                                                                            securities - at General Life Insurance
Divisions                                                                     fair value           Company         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares                       $ 5,171,060          $      -        $ 5,171,060
Alger Mid Cap Growth Portfolio - Class I-2 Shares                               2,968,985                 -          2,968,985
American Century VP Value Fund - Class I                                       15,724,871                 -         15,724,871
Dreyfus IP MidCap Stock Portfolio - Initial Shares                              4,936,230                 -          4,936,230
Dreyfus VIF International Value Portfolio - Initial Shares                        145,715                 -            145,715
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares                  9,596,389                 -          9,596,389
Dreyfus VIF Quality Bond Portfolio - Initial Shares                             6,157,970                 -          6,157,970
Fidelity VIP Asset Manager Portfolio - Service Class 2                          4,672,189                 -          4,672,189
Fidelity VIP Contrafund Portfolio - Service Class 2                            31,814,973                 -         31,814,973
Fidelity VIP Equity-Income Portfolio - Service Class 2                         17,985,957                 -         17,985,957
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                             348,635                 -            348,635
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                             722,900                 -            722,900
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                             979,103                 -            979,103
Fidelity VIP Growth Portfolio - Service Class 2                                16,170,061                 -         16,170,061
Fidelity VIP Mid Cap Portfolio - Service Class 2                               10,683,514                 -         10,683,514
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2           8,569,689                 -          8,569,689
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2         45,932                 -             45,932
Franklin Templeton Franklin U.S. Government Fund - Class 2                      3,878,306                 -          3,878,306
Franklin Templeton Mutual Shares Securities Fund - Class 2                      7,065,970                 -          7,065,970
Franklin Templeton Templeton Foreign Securities Fund - Class 2                  7,138,619                 -          7,138,619
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares                  6,936,211                 -          6,936,211
Invesco V.I. Core Equity Fund - Series I                                        9,154,360                 -          9,154,360
Invesco V.I. Global Real Estate Fund - Series I                                   116,994                 -            116,994
Invesco V.I. Government Securities Fund - Series I                                 71,645                 -             71,645
Invesco V.I. High Yield Fund - Series I                                         2,569,236                 -          2,569,236
Invesco V.I. International Growth Fund - Series I                               9,422,146                 -          9,422,146
Invesco Van Kampen V.I. American Franchise Fund - Series I                          6,664                 -              6,664
Invesco Van Kampen V.I. Growth and Income Fund - Series I                       9,952,150                 -          9,952,150
Janus Aspen Enterprise Portfolio - Service Shares                               5,081,183                 -          5,081,183
Janus Aspen Forty Portfolio - Service Shares                                      416,706                 -            416,706
Janus Aspen Overseas Portfolio - Service Shares                                10,039,056                 -         10,039,056
Janus Aspen Worldwide Portfolio - Service Shares                                3,174,577                 -          3,174,577
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                             89,709                 -             89,709
JPMorgan Insurance Trust International Equity Portfolio - Class 1                  63,788                 -             63,788
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                        770,690                 -            770,690
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                     3,563,217                 -          3,563,217
MFS VIT Core Equity Series - Initial Class                                      3,894,856                 -          3,894,856
MFS VIT Growth Series - Initial Class                                          11,066,832                 -         11,066,832
MFS VIT New Discovery Series - Initial Class                                    6,071,770                 -          6,071,770
MFS VIT Research Series - Initial Class                                         2,692,142                 -          2,692,142
MFS VIT Total Return Series - Initial Class                                       484,088                 -            484,088
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                         5,795,972                 -          5,795,972
Neuberger Berman AMT Large Cap Value Portfolio - Class I                           35,254                 -             35,254
Neuberger Berman AMT Socially Responsive Portfolio - Class I                       74,333                 -             74,333
Oppenheimer Balanced Fund/VA - Non-Service Shares                               1,540,831                 -          1,540,831
Oppenheimer Global Securities Fund/VA - Non-Service Shares                      6,979,241                 -          6,979,241
Oppenheimer Global Strategic Income Fund/VA (Non-Service) 5,071                                           -              5,071
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class         1,261,795                 -          1,261,795
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class                  58,532                 -             58,532
PIMCO VIT Real Return Portfolio - Administrative Class                         12,132,852                 -         12,132,852

                            See accompanying notes.

                                   VL-R - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2013


                                                           Investment    Due from (to) American
                                                         securities - at General Life Insurance
Divisions                                                  fair value           Company         NET ASSETS
-----------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class      $ 4,804,840          $      -        $ 4,804,840
PIMCO VIT Total Return Portfolio - Administrative Class     16,119,465                 -         16,119,465
Pioneer Fund VCT Portfolio - Class I                         1,671,452                 -          1,671,452
Pioneer Growth Opportunities VCT Portfolio - Class I         3,037,831                 -          3,037,831
Pioneer Mid Cap Value VCT Portfolio - Class I                1,145,657                 -          1,145,657
Putnam VT Diversified Income Fund - Class IB                 6,887,646                 -          6,887,646
Putnam VT Growth and Income Fund - Class IB                 12,432,215                 -         12,432,215
Putnam VT International Value Fund - Class IB                5,206,801                 -          5,206,801
Putnam VT Multi-Cap Growth Fund - Class IB                      49,309                 -             49,309
Putnam VT Small Cap Value Fund - Class IB                      276,055                 -            276,055
Putnam VT Voyager Fund - Class IB                              207,795                 -            207,795
SunAmerica Aggressive Growth Portfolio - Class 1             1,538,347                 -          1,538,347
SunAmerica Balanced Portfolio - Class 1                      2,306,189                 -          2,306,189
UIF Growth Portfolio - Class I Shares                        3,189,301                 -          3,189,301
VALIC Company I International Equities Fund                  2,621,512                 -          2,621,512
VALIC Company I Mid Cap Index Fund                          15,589,772                 -         15,589,772
VALIC Company I Money Market I Fund                         13,099,199                 -         13,099,199
VALIC Company I Nasdaq-100 Index Fund                        5,132,899                 -          5,132,899
VALIC Company I Science & Technology Fund                    1,829,945                 -          1,829,945
VALIC Company I Small Cap Index Fund                         7,347,965                 -          7,347,965
VALIC Company I Stock Index Fund                            21,199,509                 -         21,199,509
Vanguard VIF High Yield Bond Portfolio                       7,457,681                 -          7,457,681
Vanguard VIF REIT Index Portfolio                           11,900,404                 -         11,900,404

                            See accompanying notes.

                                   VL-R - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

                                                        A            B            A+B=C           D              E

                                                               Mortality and
                                                                expense risk                               Capital gain
                                                    Dividends       and            NET       Net realized  distributions
                                                   from mutual administrative  INVESTMENT   gain (loss) on  from mutual
Divisions                                             funds       charges     INCOME (LOSS)  investments       funds
-------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2
Shares                                              $ 16,445     $ (28,001)     $(11,556)    $   446,303    $  513,675
Alger Mid Cap Growth Portfolio - Class I-2
Shares                                                 8,950       (16,402)       (7,452)        179,123             -
American Century VP Value Fund - Class I             238,944       (82,369)      156,575         900,998             -
Dreyfus IP MidCap Stock Portfolio - Initial
Shares                                                59,131       (23,828)       35,303         331,780             -
Dreyfus VIF International Value Portfolio -
Initial Shares                                         2,246          (473)        1,773             364             -
Dreyfus VIF Opportunistic Small Cap Portfolio -
Initial Shares                                             -       (41,655)      (41,655)        649,552             -
Dreyfus VIF Quality Bond Portfolio - Initial
Shares                                               185,537       (34,350)      151,187          65,253             -
Fidelity VIP Asset Manager Portfolio - Service
Class 2                                               60,266       (25,071)       35,195         148,799        11,168
Fidelity VIP Contrafund Portfolio - Service
Class 2                                              240,815      (165,113)       75,702       1,689,965         8,433
Fidelity VIP Equity-Income Portfolio - Service
Class 2                                              385,928       (95,928)      290,000         875,332     1,136,609
Fidelity VIP Freedom 2020 Portfolio - Service
Class 2                                                4,541        (1,647)        2,894          16,027         4,319
Fidelity VIP Freedom 2025 Portfolio - Service
Class 2                                               11,019        (3,525)        7,494          32,627         9,951
Fidelity VIP Freedom 2030 Portfolio - Service
Class 2                                               13,572        (4,784)        8,788          16,926        12,135
Fidelity VIP Growth Portfolio - Service Class 2        6,570       (81,676)      (75,106)      1,133,221         9,997
Fidelity VIP Mid Cap Portfolio - Service Class 2      26,306       (59,027)      (32,721)        206,259     1,255,653
Franklin Templeton Franklin Small Cap Value
Securities Fund - Class 2                             98,499       (48,408)       50,091         332,863       127,116
Franklin Templeton Franklin Small-Mid Cap
Growth Securities Fund - Class 2                           -          (206)         (206)          3,132         2,156
Franklin Templeton Franklin U.S. Government
Fund - Class 2                                       111,566       (25,647)       85,919         (20,686)            -
Franklin Templeton Mutual Shares Securities
Fund - Class 2                                       140,097       (39,948)      100,149         455,261             -
Franklin Templeton Templeton Foreign
Securities Fund - Class 2                            155,152       (40,530)      114,622         266,095             -
Goldman Sachs VIT Strategic Growth Fund -
Institutional Shares                                  25,401       (15,919)        9,482         181,681       238,625
Invesco V.I. Core Equity Fund - Series I             117,519       (42,048)       75,471         407,271             -
Invesco V.I. Global Real Estate Fund - Series I        4,490          (271)        4,219           1,403             -
Invesco V.I. Government Securities Fund -
Series I                                               2,641          (470)        2,171             664             -
Invesco V.I. High Yield Fund - Series I              120,459       (16,375)      104,084          36,147             -
Invesco V.I. International Growth Fund - Series I    106,425       (49,664)       56,761         331,661             -
Invesco Van Kampen V.I. American Franchise
Fund - Series I                                           25           (32)           (7)            775             -
Invesco Van Kampen V.I. Growth and Income
Fund - Series I                                      134,588       (51,969)       82,619         631,965        79,568
Janus Aspen Enterprise Portfolio - Service
Shares                                                16,742       (25,690)       (8,948)        288,867             -
Janus Aspen Forty Portfolio - Service Shares           2,041        (1,419)          622           5,044             -
Janus Aspen Overseas Portfolio - Service Shares      292,872       (55,782)      237,090      (1,153,127)            -
Janus Aspen Worldwide Portfolio - Service
Shares                                                31,270       (15,009)       16,261         129,468             -
JPMorgan Insurance Trust Core Bond Portfolio -
Class 1                                                3,702          (450)        3,252            (245)            -
JPMorgan Insurance Trust International Equity
Portfolio - Class 1                                    1,089          (259)          830           1,326             -
JPMorgan Insurance Trust Mid Cap Value
Portfolio - Class 1                                    8,248        (4,699)        3,549          61,074         8,864

                                                           F               C+D+E+F

                                                      Net change
                                                     in unrealized   INCREASE (DECREASE)
                                                     appreciation       IN NET ASSETS
                                                   (depreciation) of   RESULTING FROM
Divisions                                             investments        OPERATIONS
----------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2
Shares                                                $  354,727         $1,303,149
Alger Mid Cap Growth Portfolio - Class I-2
Shares                                                   617,804            789,475
American Century VP Value Fund - Class I               2,766,990          3,824,563
Dreyfus IP MidCap Stock Portfolio - Initial
Shares                                                   905,524          1,272,607
Dreyfus VIF International Value Portfolio -
Initial Shares                                            21,654             23,791
Dreyfus VIF Opportunistic Small Cap Portfolio -
Initial Shares                                         2,520,385          3,128,282
Dreyfus VIF Quality Bond Portfolio - Initial
Shares                                                  (360,366)          (143,926)
Fidelity VIP Asset Manager Portfolio - Service
Class 2                                                  421,722            616,884
Fidelity VIP Contrafund Portfolio - Service
Class 2                                                5,833,916          7,608,016
Fidelity VIP Equity-Income Portfolio - Service
Class 2                                                1,690,343          3,992,284
Fidelity VIP Freedom 2020 Portfolio - Service
Class 2                                                   19,597             42,837
Fidelity VIP Freedom 2025 Portfolio - Service
Class 2                                                   62,213            112,285
Fidelity VIP Freedom 2030 Portfolio - Service
Class 2                                                  122,262            160,111
Fidelity VIP Growth Portfolio - Service Class 2        3,266,992          4,335,104
Fidelity VIP Mid Cap Portfolio - Service Class 2       1,372,196          2,801,387
Franklin Templeton Franklin Small Cap Value
Securities Fund - Class 2                              1,800,719          2,310,789
Franklin Templeton Franklin Small-Mid Cap
Growth Securities Fund - Class 2                           6,632             11,714
Franklin Templeton Franklin U.S. Government
Fund - Class 2                                          (182,913)          (117,680)
Franklin Templeton Mutual Shares Securities
Fund - Class 2                                         1,066,399          1,621,809
Franklin Templeton Templeton Foreign
Securities Fund - Class 2                                963,757          1,344,474
Goldman Sachs VIT Strategic Growth Fund -
Institutional Shares                                   1,307,698          1,737,486
Invesco V.I. Core Equity Fund - Series I               1,647,365          2,130,107
Invesco V.I. Global Real Estate Fund - Series I           (3,501)             2,121
Invesco V.I. Government Securities Fund -
Series I                                                  (5,614)            (2,779)
Invesco V.I. High Yield Fund - Series I                    7,739            147,970
Invesco V.I. International Growth Fund - Series I      1,089,515          1,477,937
Invesco Van Kampen V.I. American Franchise
Fund - Series I                                            1,176              1,944
Invesco Van Kampen V.I. Growth and Income
Fund - Series I                                        1,749,547          2,543,699
Janus Aspen Enterprise Portfolio - Service
Shares                                                   965,996          1,245,915
Janus Aspen Forty Portfolio - Service Shares              90,010             95,676
Janus Aspen Overseas Portfolio - Service Shares        2,136,413          1,220,376
Janus Aspen Worldwide Portfolio - Service
Shares                                                   556,534            702,263
JPMorgan Insurance Trust Core Bond Portfolio -
Class 1                                                   (4,695)            (1,688)
JPMorgan Insurance Trust International Equity
Portfolio - Class 1                                        6,141              8,297
JPMorgan Insurance Trust Mid Cap Value
Portfolio - Class 1                                      134,161            207,648

                            See accompanying notes.

                                   VL-R - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2013

                                                       A            B            A+B=C           D              E

                                                              Mortality and
                                                               expense risk                               Capital gain
                                                   Dividends       and            NET       Net realized  distributions
                                                  from mutual administrative  INVESTMENT   gain (loss) on  from mutual
Divisions                                            funds       charges     INCOME (LOSS)  investments       funds
------------------------------------------------------------------------------------------------------------------------
JPMorgan Insurance Trust Small Cap Core
Portfolio - Class 1                                $ 17,690     $ (20,034)     $  (2,344)    $ 307,742      $      -
MFS VIT Core Equity Series - Initial Class           35,233       (18,182)        17,051       314,863             -
MFS VIT Growth Series - Initial Class                22,960       (49,592)       (26,632)      648,388        72,726
MFS VIT New Discovery Series - Initial Class              -       (30,317)       (30,317)      123,189        43,887
MFS VIT Research Series - Initial Class               7,700       (12,696)        (4,996)      143,753         5,738
MFS VIT Total Return Series - Initial Class           8,279        (2,784)         5,495        28,174             -
Neuberger Berman AMT Mid-Cap Growth
Portfolio - Class I                                       -       (28,567)       (28,567)      388,214             -
Neuberger Berman AMT Large Cap Value
Portfolio - Class I                                     384          (166)           218         3,810             -
Neuberger Berman AMT Socially Responsive
Portfolio - Class I                                     446          (362)            84           194             -
Oppenheimer Balanced Fund/VA - Non-Service
Shares                                               34,433        (9,670)        24,763        54,275             -
Oppenheimer Global Strategic Income Fund/VA
(Non-Service)                                         2,227          (290)         1,937        (1,613)            -
Oppenheimer Global Securities Fund/VA - Non-
Service Shares                                       87,317       (38,958)        48,359       307,485             -
PIMCO VIT CommodityRealReturn Strategy
Portfolio - Administrative Class                     24,552        (8,644)        15,908      (172,256)            -
PIMCO VIT Global Bond Portfolio (Unhedged) -
Administrative Class                                    594          (246)           348          (434)          410
PIMCO VIT Real Return Portfolio - Administrative
Class                                               222,783       (77,444)       145,339      (129,992)       98,891
PIMCO VIT Short-Term Portfolio - Administrative
Class                                                40,359       (31,006)         9,353        28,934             -
PIMCO VIT Total Return Portfolio -
Administrative Class                                371,093       (99,665)       271,428       (26,863)      140,442
Pioneer Fund VCT Portfolio - Class I                 20,470        (7,862)        12,608        65,255        76,613
Pioneer Growth Opportunities VCT Portfolio -
Class I                                                   -       (13,085)       (13,085)      120,225       116,151
Pioneer Mid Cap Value VCT Portfolio - Class I         9,397        (6,273)         3,124        53,819             -
Putnam VT Diversified Income Fund - Class IB        216,959       (31,076)       185,883       (15,051)            -
Putnam VT Growth and Income Fund - Class IB         183,709       (54,328)       129,381       587,313             -
Putnam VT International Value Fund - Class IB       122,416       (28,260)        94,156       157,763             -
Putnam VT Multi-Cap Growth Fund - Class IB              179          (202)           (23)        2,092             -
Putnam VT Small Cap Value Fund - Class IB             1,822        (1,070)           752         7,608         3,102
Putnam VT Voyager Fund - Class IB                     1,013          (833)           180        16,815             -
SunAmerica Aggressive Growth Portfolio - Class 1          -        (8,361)        (8,361)      169,239             -
SunAmerica Balanced Portfolio - Class 1              32,263       (11,302)        20,961       123,026             -
UIF Growth Portfolio - Class I Shares                12,375       (13,603)        (1,228)      110,100       103,191
VALIC Company I International Equities Fund               -       (14,002)       (14,002)       35,401             -
VALIC Company I Mid Cap Index Fund                        -       (76,525)       (76,525)      541,227             -
VALIC Company I Money Market I Fund                   1,416       (80,712)       (79,296)            -             -
VALIC Company I Nasdaq-100 Index Fund                     -       (24,247)       (24,247)      240,083             -
VALIC Company I Science & Technology Fund                 -        (8,181)        (8,181)       78,939             -
VALIC Company I Small Cap Index Fund                      -       (37,892)       (37,892)      391,051             -
VALIC Company I Stock Index Fund                          -      (100,538)      (100,538)      877,742             -
Vanguard VIF High Yield Bond Portfolio              395,703       (45,143)       350,560       104,896             -
Vanguard VIF REIT Index Portfolio                   261,943       (77,017)       184,926       598,793       313,305

                                                          F               C+D+E+F

                                                     Net change
                                                    in unrealized   INCREASE (DECREASE)
                                                    appreciation       IN NET ASSETS
                                                  (depreciation) of   RESULTING FROM
Divisions                                            investments        OPERATIONS
---------------------------------------------------------------------------------------
JPMorgan Insurance Trust Small Cap Core
Portfolio - Class 1                                  $   791,633        $ 1,097,031
MFS VIT Core Equity Series - Initial Class               697,859          1,029,773
MFS VIT Growth Series - Initial Class                  2,341,618          3,036,100
MFS VIT New Discovery Series - Initial Class           1,674,925          1,811,684
MFS VIT Research Series - Initial Class                  497,403            641,898
MFS VIT Total Return Series - Initial Class               44,729             78,398
Neuberger Berman AMT Mid-Cap Growth
Portfolio - Class I                                    1,079,848          1,439,495
Neuberger Berman AMT Large Cap Value
Portfolio - Class I                                        4,323              8,351
Neuberger Berman AMT Socially Responsive
Portfolio - Class I                                       18,499             18,777
Oppenheimer Balanced Fund/VA - Non-Service
Shares                                                    92,383            171,421
Oppenheimer Global Strategic Income Fund/VA
(Non-Service)                                               (903)              (579)
Oppenheimer Global Securities Fund/VA - Non-
Service Shares                                         1,138,564          1,494,408
PIMCO VIT CommodityRealReturn Strategy
Portfolio - Administrative Class                         (78,792)          (235,140)
PIMCO VIT Global Bond Portfolio (Unhedged) -
Administrative Class                                      (5,602)            (5,278)
PIMCO VIT Real Return Portfolio - Administrative
Class                                                 (1,582,541)        (1,468,303)
PIMCO VIT Short-Term Portfolio - Administrative
Class                                                    (37,214)             1,073
PIMCO VIT Total Return Portfolio -
Administrative Class                                    (835,931)          (450,924)
Pioneer Fund VCT Portfolio - Class I                     309,488            463,964
Pioneer Growth Opportunities VCT Portfolio -
Class I                                                  723,956            947,247
Pioneer Mid Cap Value VCT Portfolio - Class I            213,898            270,841
Putnam VT Diversified Income Fund - Class IB             310,544            481,376
Putnam VT Growth and Income Fund - Class IB            2,603,908          3,320,602
Putnam VT International Value Fund - Class IB            696,571            948,490
Putnam VT Multi-Cap Growth Fund - Class IB                10,012             12,081
Putnam VT Small Cap Value Fund - Class IB                 62,298             73,760
Putnam VT Voyager Fund - Class IB                         33,082             50,077
SunAmerica Aggressive Growth Portfolio - Class 1         292,382            453,260
SunAmerica Balanced Portfolio - Class 1                  189,786            333,773
UIF Growth Portfolio - Class I Shares                    859,600          1,071,663
VALIC Company I International Equities Fund              391,811            413,210
VALIC Company I Mid Cap Index Fund                     3,505,917          3,970,619
VALIC Company I Money Market I Fund                            2            (79,294)
VALIC Company I Nasdaq-100 Index Fund                  1,126,999          1,342,835
VALIC Company I Science & Technology Fund                465,804            536,562
VALIC Company I Small Cap Index Fund                   1,715,912          2,069,071
VALIC Company I Stock Index Fund                       4,515,581          5,292,785
Vanguard VIF High Yield Bond Portfolio                  (183,277)           272,179
Vanguard VIF REIT Index Portfolio                       (841,628)           255,396

                            See accompanying notes.

                                   VL-R - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2013

                                                                            Net Asset
                                                                            Value Per Value of Shares Cost of Shares
Divisions                                                          Shares     Share    at Fair Value       Held      Level /(1)/
--------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares              70,441  $73.41     $ 5,171,060    $ 4,304,652       1
Alger Mid Cap Growth Portfolio - Class I-2 Shares                   161,798   18.35       2,968,985      2,133,692       1
American Century VP Value Fund - Class I                          1,860,931    8.45      15,724,871     11,546,095       1
Dreyfus IP MidCap Stock Portfolio - Initial Shares                  236,523   20.87       4,936,230      3,494,987       1
Dreyfus VIF International Value Portfolio - Initial Shares           12,328   11.82         145,715        127,813       1
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares      204,048   47.03       9,596,389      6,418,130       1
Dreyfus VIF Quality Bond Portfolio - Initial Shares                 519,660   11.85       6,157,970      6,180,411       1
Fidelity VIP Asset Manager Portfolio - Service Class 2              275,808   16.94       4,672,189      4,072,910       1
Fidelity VIP Contrafund Portfolio - Service Class 2                 942,108   33.77      31,814,973     23,136,199       1
Fidelity VIP Equity-Income Portfolio - Service Class 2              786,100   22.88      17,985,957     15,425,486       1
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                27,802   12.54         348,635        310,923       1
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                55,952   12.92         722,900        629,552       1
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                76,612   12.78         979,103        805,452       1
Fidelity VIP Growth Portfolio - Service Class 2                     285,842   56.57      16,170,061     11,509,270       1
Fidelity VIP Mid Cap Portfolio - Service Class 2                    300,099   35.60      10,683,514      9,603,394       1
Franklin Templeton Franklin Small Cap Value Securities Fund -
Class 2                                                             356,032   24.07       8,569,689      6,320,656       1
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund
- Class 2                                                             1,691   27.16          45,932         38,784       1
Franklin Templeton Franklin U.S. Government Fund - Class 2          306,585   12.65       3,878,306      4,039,114       1
Franklin Templeton Mutual Shares Securities Fund - Class 2          326,675   21.63       7,065,970      5,462,850       1
Franklin Templeton Templeton Foreign Securities Fund - Class 2      414,073   17.24       7,138,619      5,807,701       1
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares      393,209   17.64       6,936,211      4,685,041       1
Invesco V.I. Core Equity Fund - Series I                            238,209   38.43       9,154,360      6,597,362       1
Invesco V.I. Global Real Estate Fund - Series I                       7,652   15.29         116,994        106,861       1
Invesco V.I. Government Securities Fund - Series I                    6,155   11.64          71,645         75,742       1
Invesco V.I. High Yield Fund - Series I                             450,743    5.70       2,569,236      2,412,505       1
Invesco V.I. International Growth Fund - Series I                   266,765   35.32       9,422,146      7,691,188       1
Invesco Van Kampen V.I. American Franchise Fund - Series I              132   50.63           6,664          5,053       1
Invesco Van Kampen V.I. Growth and Income Fund - Series I           378,553   26.29       9,952,150      7,349,388       1
Janus Aspen Enterprise Portfolio - Service Shares                    89,457   56.80       5,081,183      3,587,906       1
Janus Aspen Forty Portfolio - Service Shares                          7,952   52.40         416,706        283,324       1
Janus Aspen Overseas Portfolio - Service Shares                     245,334   40.92      10,039,056     10,186,618       1
Janus Aspen Worldwide Portfolio - Service Shares                     82,671   38.40       3,174,577      2,429,861       1
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                8,089   11.09          89,709         92,938       1
JPMorgan Insurance Trust International Equity Portfolio - Class 1     5,356   11.91          63,788         53,124       1
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1           72,913   10.57         770,690        516,509       1
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1         148,282   24.03       3,563,217      2,369,126       1
MFS VIT Core Equity Series - Initial Class                          165,316   23.56       3,894,856      2,833,381       1
MFS VIT Growth Series - Initial Class                               283,257   39.07      11,066,832      7,442,544       1
MFS VIT New Discovery Series - Initial Class                        275,114   22.07       6,071,770      4,590,794       1
MFS VIT Research Series - Initial Class                              93,672   28.74       2,692,142      1,943,336       1
MFS VIT Total Return Series - Initial Class                          20,652   23.44         484,088        403,936       1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I             141,124   41.07       5,795,972      4,237,331       1
Neuberger Berman AMT Large Cap Value Portfolio - Class I              2,344   15.04          35,254         27,286       1
Neuberger Berman AMT Socially Responsive Portfolio - Class I          3,422   21.72          74,333         51,333       1
Oppenheimer Balanced Fund/VA - Non-Service Shares                   111,332   13.84       1,540,831      1,319,112       1
Oppenheimer Global Strategic Income Fund/VA (Non-Service)               943    5.38           5,071          5,198       1
Oppenheimer Global Securities Fund/VA - Non-Service Shares          170,809   40.86       6,979,241      5,278,741       1
PIMCO VIT CommodityRealReturn Strategy Portfolio -
Administrative Class                                                211,002    5.98       1,261,795      1,539,526       1
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class     4,743   12.34          58,532         64,683       1
PIMCO VIT Real Return Portfolio - Administrative Class              962,925   12.60      12,132,852     13,390,750       1
PIMCO VIT Short-Term Portfolio - Administrative Class               467,852   10.27       4,804,840      4,789,576       1
PIMCO VIT Total Return Portfolio - Administrative Class           1,468,075   10.98      16,119,465     16,643,104       1
Pioneer Fund VCT Portfolio - Class I                                 63,674   26.25       1,671,452      1,369,168       1

                            See accompanying notes.

                                   VL-R - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2013

                                                                 Net Asset
                                                                 Value Per Value of Shares Cost of Shares
Divisions                                               Shares     Share    at Fair Value       Held      Level /(1)/
---------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio - Class I      92,673  $32.78     $ 3,037,831    $ 2,164,311       1
Pioneer Mid Cap Value VCT Portfolio - Class I             49,898   22.96       1,145,657        881,536       1
Putnam VT Diversified Income Fund - Class IB             909,861    7.57       6,887,646      6,839,613       1
Putnam VT Growth and Income Fund - Class IB              519,959   23.91      12,432,215      8,569,378       1
Putnam VT International Value Fund - Class IB            470,778   11.06       5,206,801      4,218,794       1
Putnam VT Multi-Cap Growth Fund - Class IB                 1,618   30.47          49,309         37,435       1
Putnam VT Small Cap Value Fund - Class IB                 13,246   20.84         276,055        190,176       1
Putnam VT Voyager Fund - Class IB                          4,031   51.55         207,795        173,871       1
SunAmerica Aggressive Growth Portfolio - Class 1          95,448   16.12       1,538,347      1,104,615       1
SunAmerica Balanced Portfolio - Class 1                  121,687   18.95       2,306,189      1,971,870       1
UIF Growth Portfolio - Class I Shares                    102,781   31.03       3,189,301      2,210,318       1
VALIC Company I International Equities Fund              357,642    7.33       2,621,512      2,189,329       1
VALIC Company I Mid Cap Index Fund                       558,773   27.90      15,589,772     11,568,754       1
VALIC Company I Money Market I Fund                   13,099,199    1.00      13,099,199     13,099,199       1
VALIC Company I Nasdaq-100 Index Fund                    606,726    8.46       5,132,899      3,891,202       1
VALIC Company I Science & Technology Fund                 75,994   24.08       1,829,945      1,313,017       1
VALIC Company I Small Cap Index Fund                     340,184   21.60       7,347,965      5,093,693       1
VALIC Company I Stock Index Fund                         615,728   34.43      21,199,509     15,715,274       1
Vanguard VIF High Yield Bond Portfolio                   905,058    8.24       7,457,681      7,092,258       1
Vanguard VIF REIT Index Portfolio                      1,002,561   11.87      11,900,404     11,137,819       1

/(1)/ Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and descreibed in Note 3 to the financial statements.

                            See accompanying notes.

                                   VL-R - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                                Divisions
                                                                         -------------------------------------------------------
                                                                            Alger Capital       Alger Mid Cap    American Century
                                                                             Appreciation     Growth Portfolio - VP Value Fund -
                                                                         Portfolio - Class I-  Class I-2 Shares      Class I
                                                                               2 Shares

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                                                 $  (11,556)         $   (7,452)      $   156,575
 Net realized gain (loss) on investments                                         446,303             179,123           900,998
 Capital gain distributions from mutual funds                                    513,675                   -                 -
 Net change in unrealized appreciation (depreciation) of investments             354,727             617,804         2,766,990
                                                                              ----------          ----------       -----------
Increase (decrease) in net assets resulting from operations                    1,303,149             789,475         3,824,563
                                                                              ----------          ----------       -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                                    293,107             227,934         1,034,331
 Net transfers from (to) other Divisions or fixed rate option                    185,581               2,577           (34,559)
 Internal rollovers                                                                  252                   -                 -
 Cost of insurance and other charges                                            (148,601)           (124,026)         (700,440)
 Administrative charges                                                          (14,926)            (11,771)          (50,038)
 Policy loans                                                                    (55,799)            (15,350)         (133,431)
 Death benefits                                                                   (5,266)               (192)          (31,889)
 Withdrawals                                                                    (267,515)           (200,862)         (771,486)
                                                                              ----------          ----------       -----------
Increase (decrease) in net assets resulting from principal transactions          (13,167)           (121,690)         (687,512)
                                                                              ----------          ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,289,982             667,785         3,137,051

NET ASSETS:
 Beginning of year                                                             3,881,078           2,301,200        12,587,820
                                                                              ----------          ----------       -----------
 End of year                                                                  $5,171,060          $2,968,985       $15,724,871
                                                                              ==========          ==========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                                                 $   14,331          $  (16,156)      $   165,587
 Net realized gain (loss) on investments                                          96,651              50,433           487,521
 Capital gain distributions from mutual funds                                      1,338                   -                 -
 Net change in unrealized appreciation (depreciation) of investments             467,970             308,991           974,608
                                                                              ----------          ----------       -----------
Increase (decrease) in net assets resulting from operations                      580,290             343,268         1,627,716
                                                                              ----------          ----------       -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                                    310,548             266,844         1,159,245
 Net transfers from (to) other Divisions or fixed rate option                     22,632            (441,740)          (28,831)
 Internal rollovers                                                                    -                   -                 -
 Cost of insurance and other charges                                            (169,489)           (144,195)         (739,083)
 Administrative charges                                                          (15,707)            (13,663)          (56,355)
 Policy loans                                                                     (6,306)            (24,578)          (82,182)
 Death benefits                                                                  (12,055)             (3,759)          (17,448)
 Withdrawals                                                                    (132,846)           (125,487)       (1,030,956)
                                                                              ----------          ----------       -----------
Increase (decrease) in net assets resulting from principal transactions           (3,223)           (486,578)         (795,610)
                                                                              ----------          ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          577,067            (143,310)          832,106

NET ASSETS:
 Beginning of year                                                             3,304,011           2,444,510        11,755,714
                                                                              ----------          ----------       -----------
 End of year                                                                  $3,881,078          $2,301,200       $12,587,820
                                                                              ==========          ==========       ===========

                            See accompanying notes.

                                   VL-R - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                     Divisions
                                                   ----------------------------------------------------------------------------
                                                       Dreyfus IP         Dreyfus VIF        Dreyfus VIF         Dreyfus VIF
                                                      MidCap Stock       International      Opportunistic       Quality Bond
                                                   Portfolio - Initial Value Portfolio -      Small Cap      Portfolio - Initial
                                                         Shares         Initial Shares   Portfolio - Initial       Shares
                                                                                               Shares

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                         $   35,303          $  1,773          $  (41,655)         $  151,187
  Net realized gain (loss) on investments                 331,780               364             649,552              65,253
  Capital gain distributions from mutual funds                  -                 -                   -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                          905,524            21,654           2,520,385            (360,366)
                                                       ----------          --------          ----------          ----------
Increase (decrease) in net assets resulting from
  operations                                            1,272,607            23,791           3,128,282            (143,926)
                                                       ----------          --------          ----------          ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                            288,292            22,465             583,422             410,034
  Net transfers from (to) other Divisions or
   fixed rate option                                      140,931            14,835            (337,305)             37,908
  Internal rollovers                                            -                 -                   -                   -
  Cost of insurance and other charges                    (204,247)          (10,956)           (513,640)           (638,291)
  Administrative charges                                  (13,500)           (1,123)            (25,169)            (18,854)
  Policy loans                                            (57,680)             (352)            (66,974)            (41,164)
  Death benefits                                          (13,475)                -              (3,144)            (17,822)
  Withdrawals                                            (212,320)           (2,257)           (549,492)           (509,341)
                                                       ----------          --------          ----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (71,999)           22,612            (912,302)           (777,530)
                                                       ----------          --------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,200,608            46,403           2,215,980            (921,456)

NET ASSETS:
  Beginning of year                                     3,735,622            99,312           7,380,409           7,079,426
                                                       ----------          --------          ----------          ----------
  End of year                                          $4,936,230          $145,715          $9,596,389          $6,157,970
                                                       ==========          ========          ==========          ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                         $   (4,875)         $  2,139          $  (36,374)         $  173,744
  Net realized gain (loss) on investments                 185,408            (1,670)            156,088              83,100
  Capital gain distributions from mutual funds                  -                 -                   -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                          444,703            10,288           1,091,602             187,780
                                                       ----------          --------          ----------          ----------
Increase (decrease) in net assets resulting from
  operations                                              625,236            10,757           1,211,316             444,624
                                                       ----------          --------          ----------          ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                            317,967            22,758             634,689             459,274
  Net transfers from (to) other Divisions or
   fixed rate option                                     (104,368)            1,108             792,593            (146,948)
  Internal rollovers                                            -                 -                   -                   -
  Cost of insurance and other charges                    (194,530)          (13,800)           (527,854)           (557,189)
  Administrative charges                                  (15,131)           (1,138)            (27,559)            (21,322)
  Policy loans                                            (45,950)           (1,203)            (56,238)             (6,869)
  Death benefits                                           (7,699)                -              (6,297)            (22,529)
  Withdrawals                                            (211,358)           (2,415)           (630,930)           (325,004)
                                                       ----------          --------          ----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (261,069)            5,310             178,404            (620,587)
                                                       ----------          --------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   364,167            16,067           1,389,720            (175,963)

NET ASSETS:
Beginning of year                                       3,371,455            83,245           5,990,689           7,255,389
                                                       ----------          --------          ----------          ----------
End of year                                            $3,735,622          $ 99,312          $7,380,409          $7,079,426
                                                       ==========          ========          ==========          ==========

                            See accompanying notes.

                                   VL-R - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                 Divisions
                                              -------------------------------------------------------------------------------
                                              Fidelity VIP Asset     Fidelity VIP     Fidelity VIP Equity-    Fidelity VIP
                                              Manager Portfolio -     Contrafund       Income Portfolio -     Freedom 2020
                                                Service Class 2   Portfolio - Service   Service Class 2    Portfolio - Service
                                                                        Class 2                                  Class 2

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                    $   35,195          $    75,702         $   290,000           $   2,894
  Net realized gain (loss) on investments            148,799            1,689,965             875,332              16,027
  Capital gain distributions from mutual
   funds                                              11,168                8,433           1,136,609               4,319
  Net change in unrealized appreciation
   (depreciation) of investments                     421,722            5,833,916           1,690,343              19,597
                                                  ----------          -----------         -----------           ---------
Increase (decrease) in net assets resulting
  from operations                                    616,884            7,608,016           3,992,284              42,837
                                                  ----------          -----------         -----------           ---------
PRINCIPAL TRANSACTIONS:
  Net premiums                                       358,508            1,852,589           1,279,502              52,731
  Net transfers from (to) other Divisions or
   fixed rate option                                  (1,299)            (166,451)           (258,221)             54,644
  Internal rollovers                                       -                    -                   -                   -
  Cost of insurance and other charges               (307,139)          (1,312,262)           (827,005)            (27,444)
  Administrative charges                             (16,647)             (89,872)            (62,143)             (2,636)
  Policy loans                                       (32,096)            (126,663)           (201,286)                700
  Death benefits                                     (34,824)             (53,740)            (64,946)                (45)
  Withdrawals                                       (265,180)          (1,876,073)         (1,097,906)           (141,566)
                                                  ----------          -----------         -----------           ---------
Increase (decrease) in net assets resulting
  from principal transactions                       (298,677)          (1,772,472)         (1,232,005)            (63,616)
                                                  ----------          -----------         -----------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              318,207            5,835,544           2,760,279             (20,779)

NET ASSETS:
  Beginning of year                                4,353,982           25,979,429          15,225,678             369,414
                                                  ----------          -----------         -----------           ---------
  End of year                                     $4,672,189          $31,814,973         $17,985,957           $ 348,635
                                                  ==========          ===========         ===========           =========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                    $   28,109          $   131,549         $   343,048           $   4,609
  Net realized gain (loss) on investments             38,673              707,386             339,204               2,585
  Capital gain distributions from mutual
   funds                                              32,232                    -             948,378               4,226
  Net change in unrealized appreciation
   (depreciation) of investments                     375,230            2,821,514             561,150              28,574
                                                  ----------          -----------         -----------           ---------
Increase (decrease) in net assets resulting
  from operations                                    474,244            3,660,449           2,191,780              39,994
                                                  ----------          -----------         -----------           ---------
PRINCIPAL TRANSACTIONS:
  Net premiums                                       387,166            2,107,002           1,330,676              63,286
  Net transfers from (to) other Divisions or
   fixed rate option                                   2,359             (393,728)            (63,288)              1,537
  Internal rollovers                                       -                    -                   -                   -
  Cost of insurance and other charges               (313,780)          (1,379,211)           (869,600)            (36,586)
  Administrative charges                             (18,653)            (102,126)            (64,329)             (3,164)
  Policy loans                                        (9,357)            (208,377)              4,957                 975
  Death benefits                                      (4,181)             (44,608)            (46,033)                  -
  Withdrawals                                       (419,597)          (1,686,087)           (952,837)            (16,613)
                                                  ----------          -----------         -----------           ---------
Increase (decrease) in net assets resulting
  from principal transactions                       (376,043)          (1,707,135)           (660,454)              9,435
                                                  ----------          -----------         -----------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               98,201            1,953,314           1,531,326              49,429

NET ASSETS:
  Beginning of year                                4,255,781           24,026,115          13,694,352             319,985
                                                  ----------          -----------         -----------           ---------
  End of year                                     $4,353,982          $25,979,429         $15,225,678           $ 369,414
                                                  ==========          ===========         ===========           =========

                            See accompanying notes.

                                   VL-R - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                               Divisions
                                              --------------------------------------------------------------------------
                                                 Fidelity VIP        Fidelity VIP        Fidelity VIP    Fidelity VIP Mid
                                                 Freedom 2025        Freedom 2030     Growth Portfolio - Cap Portfolio -
                                              Portfolio - Service Portfolio - Service  Service Class 2   Service Class 2
                                                    Class 2             Class 2

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                     $  7,494            $   8,788         $   (75,106)      $   (32,721)
  Net realized gain (loss) on investments            32,627               16,926           1,133,221           206,259
  Capital gain distributions from mutual
   funds                                              9,951               12,135               9,997         1,255,653
  Net change in unrealized appreciation
   (depreciation) of investments                     62,213              122,262           3,266,992         1,372,196
                                                   --------            ---------         -----------       -----------
Increase (decrease) in net assets resulting
  from operations                                   112,285              160,111           4,335,104         2,801,387
                                                   --------            ---------         -----------       -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                       64,873              139,913           1,036,224           722,960
  Net transfers from (to) other Divisions or
   fixed rate option                                111,904                3,960            (202,901)          (16,830)
  Internal rollovers                                      -                    -                   -               252
  Cost of insurance and other charges               (44,629)             (36,565)           (699,310)         (398,221)
  Administrative charges                             (3,244)              (6,993)            (50,252)          (36,195)
  Policy loans                                       25,778               45,979            (105,887)          (42,463)
  Death benefits                                        (23)                 (24)            (32,849)           (5,883)
  Withdrawals                                       (59,394)             (51,756)           (974,224)         (444,806)
                                                   --------            ---------         -----------       -----------
Increase (decrease) in net assets resulting
  from principal transactions                        95,265               94,514          (1,029,199)         (221,186)
                                                   --------            ---------         -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             207,550              254,625           3,305,905         2,580,201

NET ASSETS:
  Beginning of year                                 515,350              724,478          12,864,156         8,103,313
                                                   --------            ---------         -----------       -----------
  End of year                                      $722,900            $ 979,103         $16,170,061       $10,683,514
                                                   ========            =========         ===========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                     $  5,661            $   9,409         $   (34,698)      $   (21,086)
  Net realized gain (loss) on investments             2,528               12,565             593,570           (24,516)
  Capital gain distributions from mutual
   funds                                              4,938                6,548                   -           647,033
  Net change in unrealized appreciation
   (depreciation) of investments                     40,427               72,988           1,135,163           408,550
                                                   --------            ---------         -----------       -----------
Increase (decrease) in net assets resulting
  from operations                                    53,554              101,510           1,694,035         1,009,981
                                                   --------            ---------         -----------       -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                       59,630              134,489           1,162,569           821,773
  Net transfers from (to) other Divisions or
   fixed rate option                                138,605                1,294            (985,619)         (181,724)
  Internal rollovers                                      -                    -                   -                 -
  Cost of insurance and other charges               (42,730)             (47,004)           (737,414)         (426,084)
  Administrative charges                             (2,982)              (6,768)            (56,651)          (41,932)
  Policy loans                                       (4,461)             (25,206)            (73,554)         (100,952)
  Death benefits                                          -                    -             (29,087)           (3,487)
  Withdrawals                                        (2,075)            (150,736)         (1,111,925)         (509,454)
                                                   --------            ---------         -----------       -----------
Increase (decrease) in net assets resulting
  from principal transactions                       145,987              (93,931)         (1,831,681)         (441,860)
                                                   --------            ---------         -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             199,541                7,579            (137,646)          568,121

NET ASSETS:
  Beginning of year                                 315,809              716,899          13,001,802         7,535,192
                                                   --------            ---------         -----------       -----------
  End of year                                      $515,350            $ 724,478         $12,864,156       $ 8,103,313
                                                   ========            =========         ===========       ===========

                            See accompanying notes.

                                   VL-R - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                            Franklin      Franklin Templeton    Franklin        Franklin
                                                            Templeton     Franklin Small-Mid   Templeton    Templeton Mutual
                                                         Franklin Small       Cap Growth     Franklin U.S.  Shares Securities
                                                            Cap Value     Securities Fund -    Government    Fund - Class 2
                                                        Securities Fund -      Class 2       Fund - Class 2
                                                             Class 2

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                             $   50,091          $  (206)        $   85,919      $  100,149
  Net realized gain (loss) on investments                     332,863            3,132            (20,686)        455,261
  Capital gain distributions from mutual funds                127,116            2,156                  -               -
  Net change in unrealized appreciation (depreciation)
   of investments                                           1,800,719            6,632           (182,913)      1,066,399
                                                           ----------          -------         ----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                2,310,789           11,714           (117,680)      1,621,809
                                                           ----------          -------         ----------      ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                469,911              307            344,230         473,985
  Net transfers from (to) other Divisions or fixed
   rate option                                               (205,690)           6,831            (42,310)       (173,560)
  Internal rollovers                                              252                -                  -               -
  Cost of insurance and other charges                        (277,331)          (1,637)          (225,533)       (311,966)
  Administrative charges                                      (23,359)               -            (16,897)        (23,439)
  Policy loans                                                (19,750)            (129)           (26,300)        (23,749)
  Death benefits                                              (20,906)               -               (799)         (6,746)
  Withdrawals                                                (468,887)          (2,245)          (209,571)       (731,964)
                                                           ----------          -------         ----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (545,760)           3,127           (177,180)       (797,439)
                                                           ----------          -------         ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,765,029           14,841           (294,860)        824,370

NET ASSETS:
  Beginning of year                                         6,804,660           31,091          4,173,166       6,241,600
                                                           ----------          -------         ----------      ----------
  End of year                                              $8,569,689          $45,932         $3,878,306      $7,065,970
                                                           ==========          =======         ==========      ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                             $    8,574          $  (185)        $   84,822      $   86,084
  Net realized gain (loss) on investments                    (105,776)             760              8,142         149,947
  Capital gain distributions from mutual funds                      -            2,230                  -               -
  Net change in unrealized appreciation (depreciation)
   of investments                                           1,139,560              185            (41,913)        549,812
                                                           ----------          -------         ----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                1,042,358            2,990             51,051         785,843
                                                           ----------          -------         ----------      ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                534,959              107            338,827         508,810
  Net transfers from (to) other Divisions or fixed
   rate option                                               (103,490)             142             19,017          47,118
  Internal rollovers                                                -                -                  -               -
  Cost of insurance and other charges                        (306,703)          (1,773)          (216,863)       (333,678)
  Administrative charges                                      (26,915)               -            (18,618)        (25,348)
  Policy loans                                                (51,348)               -            (84,249)       (100,099)
  Death benefits                                                    -                -             (2,066)         (2,742)
  Withdrawals                                                (423,310)               -           (233,839)       (562,042)
                                                           ----------          -------         ----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (376,807)          (1,524)          (197,791)       (467,981)
                                                           ----------          -------         ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       665,551            1,466           (146,740)        317,862

NET ASSETS:
  Beginning of year                                         6,139,109           29,625          4,319,906       5,923,738
                                                           ----------          -------         ----------      ----------
  End of year                                              $6,804,660          $31,091         $4,173,166      $6,241,600
                                                           ==========          =======         ==========      ==========

                            See accompanying notes.

                                   VL-R - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                   Divisions
                                                        ---------------------------------------------------------------
                                                        Franklin Templeton Goldman Sachs Invesco V.I. Core Invesco V.I.
                                                        Templeton Foreign  VIT Strategic   Equity Fund -    Global Real
                                                        Securities Fund -  Growth Fund -     Series I      Estate Fund -
                                                             Class 2       Institutional                     Series I
                                                                              Shares
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                              $  114,622      $    9,482      $   75,471       $  4,219
  Net realized gain (loss) on investments                      266,095         181,681         407,271          1,403
  Capital gain distributions from mutual funds                       -         238,625               -              -
  Net change in unrealized appreciation (depreciation)
   of investments                                              963,757       1,307,698       1,647,365         (3,501)
                                                            ----------      ----------      ----------       --------
Increase (decrease) in net assets resulting from
  operations                                                 1,344,474       1,737,486       2,130,107          2,121
                                                            ----------      ----------      ----------       --------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                 462,474               -         653,555         25,513
  Net transfers from (to) other Divisions or fixed
   rate option                                                 (19,356)         (3,855)        (91,763)           698
  Internal rollovers                                                 -               -               -            252
  Cost of insurance and other charges                         (346,657)       (388,429)       (602,344)        (5,922)
  Administrative charges                                       (20,884)           (133)        (24,768)        (1,289)
  Policy loans                                                (144,915)             (7)        (31,337)          (190)
  Death benefits                                                (4,550)              -         (57,016)             -
  Withdrawals                                                 (302,348)           (898)       (576,337)        (1,488)
                                                            ----------      ----------      ----------       --------
Increase (decrease) in net assets resulting from
  principal transactions                                      (376,236)       (393,322)       (730,010)        17,574
                                                            ----------      ----------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        968,238       1,344,164       1,400,097         19,695
NET ASSETS:
  Beginning of year                                          6,170,381       5,592,047       7,754,263         97,299
                                                            ----------      ----------      ----------       --------
  End of year                                               $7,138,619      $6,936,211      $9,154,360       $116,994
                                                            ==========      ==========      ==========       ========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                              $  140,765      $   24,179      $   34,694       $    294
  Net realized gain (loss) on investments                      (12,150)         44,733         237,295          1,123
  Capital gain distributions from mutual funds                       -               -               -              -
  Net change in unrealized appreciation (depreciation)
   of investments                                              825,231         884,730         702,358         19,095
                                                            ----------      ----------      ----------       --------
Increase (decrease) in net assets resulting from
  operations                                                   953,846         953,642         974,347         20,512
                                                            ----------      ----------      ----------       --------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                 490,940               -         756,914         25,490
  Net transfers from (to) other Divisions or fixed
   rate option                                                (120,803)              -        (201,673)        (4,146)
  Internal rollovers                                                 -               -               -              -
  Cost of insurance and other charges                         (334,622)       (311,800)       (644,465)       (10,801)
  Administrative charges                                       (23,033)           (132)        (28,251)        (1,275)
  Policy loans                                                 (16,919)           (180)        (71,279)          (877)
  Death benefits                                                (3,113)              -         (53,914)             -
  Withdrawals                                                 (386,358)            (81)       (605,206)        (1,638)
                                                            ----------      ----------      ----------       --------
Increase (decrease) in net assets resulting from
  principal transactions                                      (393,908)       (312,193)       (847,874)         6,753
                                                            ----------      ----------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        559,938         641,449         126,473         27,265

NET ASSETS:
  Beginning of year                                          5,610,443       4,950,598       7,627,790         70,034
                                                            ----------      ----------      ----------       --------
  End of year                                               $6,170,381      $5,592,047      $7,754,263       $ 97,299
                                                            ==========      ==========      ==========       ========

                            See accompanying notes.

                                   VL-R - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                    Divisions
                                                        -----------------------------------------------------------------
                                                          Invesco V.I.      Invesco V.I.    Invesco V.I.    Invesco Van
                                                           Government     High Yield Fund - International   Kampen V.I.
                                                        Securities Fund -     Series I      Growth Fund -     American
                                                            Series I                          Series I    Franchise Fund -
                                                                                                              Series I
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                              $  2,171         $  104,084      $   56,761        $   (7)
  Net realized gain (loss) on investments                        664             36,147         331,661           775
  Capital gain distributions from mutual funds                     -                  -               -             -
  Net change in unrealized appreciation (depreciation)
   of investments                                             (5,614)             7,739       1,089,515         1,176
                                                            --------         ----------      ----------        ------
Increase (decrease) in net assets resulting from
  operations                                                  (2,779)           147,970       1,477,937         1,944
                                                            --------         ----------      ----------        ------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                   640            191,556         666,759             -
  Net transfers from (to) other Divisions or fixed
   rate option                                                (9,426)           166,189         346,207             -
  Internal rollovers                                               -                  -             252             -
  Cost of insurance and other charges                         (1,793)           (46,935)       (443,394)         (514)
  Administrative charges                                           -             (9,266)        (30,915)            -
  Policy loans                                                (6,884)            (3,660)       (139,386)            -
  Death benefits                                                   -               (321)        (25,334)            -
  Withdrawals                                                      -           (145,446)       (765,280)            -
                                                            --------         ----------      ----------        ------
Increase (decrease) in net assets resulting from
  principal transactions                                     (17,463)           152,117        (391,091)         (514)
                                                            --------         ----------      ----------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (20,242)           300,087       1,086,846         1,430
NET ASSETS:
  Beginning of year                                           91,887          2,269,149       8,335,300         5,234
                                                            --------         ----------      ----------        ------
  End of year                                               $ 71,645         $2,569,236      $9,422,146        $6,664
                                                            ========         ==========      ==========        ======
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                              $  2,351         $   94,172      $   69,775        $  (34)
  Net realized gain (loss) on investments                      2,589              6,550          70,746           231
  Capital gain distributions from mutual funds                     -                  -               -             -
  Net change in unrealized appreciation (depreciation)
   of investments                                             (3,190)           218,377         964,075           490
                                                            --------         ----------      ----------        ------
Increase (decrease) in net assets resulting from
  operations                                                   1,750            319,099       1,104,596           687
                                                            --------         ----------      ----------        ------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                   960            110,087         773,013             -
  Net transfers from (to) other Divisions or fixed
   rate option                                                   (80)           (40,547)       (163,480)           (1)
  Internal rollovers                                               -                  -               -             -
  Cost of insurance and other charges                         (8,494)           (46,813)       (514,574)         (845)
  Administrative charges                                           -             (5,115)        (35,019)            -
  Policy loans                                                  (413)             5,054         (61,701)            -
  Death benefits                                                   -             (3,591)         (9,594)            -
  Withdrawals                                                   (233)           (46,635)       (475,675)            -
                                                            --------         ----------      ----------        ------
Increase (decrease) in net assets resulting from
  principal transactions                                      (8,260)           (27,560)       (487,030)         (846)
                                                            --------         ----------      ----------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (6,510)           291,539         617,566          (159)

NET ASSETS:
  Beginning of year                                           98,397          1,977,610       7,717,734         5,393
                                                            --------         ----------      ----------        ------
  End of year                                               $ 91,887         $2,269,149      $8,335,300        $5,234
                                                            ========         ==========      ==========        ======

                            See accompanying notes.

                                   VL-R - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                              Divisions
                                              ------------------------------------------------------------------------
                                               Invesco Van       Janus Aspen          Janus Aspen       Janus Aspen
                                               Kampen V.I.  Enterprise Portfolio - Forty Portfolio - Overseas Portfolio
                                               Growth and       Service Shares      Service Shares    - Service Shares
                                              Income Fund -
                                                Series I
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                 $   82,619         $   (8,948)          $    622         $   237,090
  Net realized gain (loss) on investments         631,965            288,867              5,044          (1,153,127)
  Capital gain distributions from mutual
   funds                                           79,568                  -                  -                   -
  Net change in unrealized appreciation
   (depreciation) of investments                1,749,547            965,996             90,010           2,136,413
                                               ----------         ----------           --------         -----------
Increase (decrease) in net assets resulting
  from operations                               2,543,699          1,245,915             95,676           1,220,376
                                               ----------         ----------           --------         -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                    555,481            295,866             36,366             882,764
  Net transfers from (to) other Divisions or
   fixed rate option                               16,397              6,702             (4,715)           (313,256)
  Internal rollovers                                    -                  -                252                   -
  Cost of insurance and other charges            (436,433)          (185,960)           (12,542)           (529,263)
  Administrative charges                          (25,929)           (14,410)            (1,831)            (41,371)
  Policy loans                                    (73,699)           (22,336)                 -             (53,689)
  Death benefits                                   (2,646)              (252)                 -             (13,813)
  Withdrawals                                    (421,281)          (313,011)            (6,175)           (615,960)
                                               ----------         ----------           --------         -----------
Increase (decrease) in net assets resulting
  from principal transactions                    (388,110)          (233,401)            11,355            (684,588)
                                               ----------         ----------           --------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         2,155,589          1,012,514            107,031             535,788

NET ASSETS:
  Beginning of year                             7,796,561          4,068,669            309,675           9,503,268
                                               ----------         ----------           --------         -----------
  End of year                                  $9,952,150         $5,081,183           $416,706         $10,039,056
                                               ==========         ==========           ========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                 $   69,452         $  (24,034)          $    493         $       231
  Net realized gain (loss) on investments         217,091            176,370              1,927          (1,207,404)
  Capital gain distributions from mutual
   funds                                                -                  -                  -           1,003,932
  Net change in unrealized appreciation
   (depreciation) of investments                  721,508            464,505             53,650           1,307,579
                                               ----------         ----------           --------         -----------
Increase (decrease) in net assets resulting
  from operations                               1,008,051            616,841             56,070           1,104,338
                                               ----------         ----------           --------         -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                    640,113            313,113             33,301             993,419
  Net transfers from (to) other Divisions or
   fixed rate option                             (131,551)           (97,630)              (509)           (600,654)
  Internal rollovers                                    -                  -                  -                   -
  Cost of insurance and other charges            (457,833)          (183,693)           (17,232)           (559,404)
  Administrative charges                          (30,183)           (15,289)            (1,665)            (47,364)
  Policy loans                                    (51,818)           (46,829)                 -            (105,305)
  Death benefits                                   (3,406)            (2,578)                 -             (31,768)
  Withdrawals                                    (649,391)          (376,454)              (514)           (613,991)
                                               ----------         ----------           --------         -----------
Increase (decrease) in net assets resulting
  from principal transactions                    (684,069)          (409,360)            13,381            (965,067)
                                               ----------         ----------           --------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           323,982            207,481             69,451             139,271

NET ASSETS:
  Beginning of year                             7,472,579          3,861,188            240,224           9,363,997
                                               ----------         ----------           --------         -----------
  End of year                                  $7,796,561         $4,068,669           $309,675         $ 9,503,268
                                               ==========         ==========           ========         ===========

                            See accompanying notes.

                                   VL-R - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                Divisions
                                              -----------------------------------------------------------------------------
                                                  Janus Aspen          JPMorgan            JPMorgan           JPMorgan
                                                   Worldwide        Insurance Trust    Insurance Trust     Insurance Trust
                                              Portfolio - Service      Core Bond        International       Mid Cap Value
                                                    Shares        Portfolio - Class 1 Equity Portfolio - Portfolio - Class 1
                                                                                           Class 1
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                    $   16,261            $ 3,252            $   830            $   3,549
  Net realized gain (loss) on investments            129,468               (245)             1,326               61,074
  Capital gain distributions from mutual
   funds                                                   -                  -                  -                8,864
  Net change in unrealized appreciation
   (depreciation) of investments                     556,534             (4,695)             6,141              134,161
                                                  ----------            -------            -------            ---------
Increase (decrease) in net assets resulting
  from operations                                    702,263             (1,688)             8,297              207,648
                                                  ----------            -------            -------            ---------
PRINCIPAL TRANSACTIONS:
  Net premiums                                       288,642             18,189             11,494                    -
  Net transfers from (to) other Divisions or
   fixed rate option                                 (15,228)             2,408                (82)             (76,785)
  Internal rollovers                                       -                  -                  -                    -
  Cost of insurance and other charges               (182,637)            (8,106)            (6,807)             (17,874)
  Administrative charges                             (13,022)              (909)              (575)                 (16)
  Policy loans                                       (18,566)               108             (1,775)             (38,156)
  Death benefits                                     (16,330)                 -                  -                    -
  Withdrawals                                       (213,404)            (1,689)            (1,116)             (14,939)
                                                  ----------            -------            -------            ---------
Increase (decrease) in net assets resulting
  from principal transactions                       (170,545)            10,001              1,139             (147,770)
                                                  ----------            -------            -------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              531,718              8,313              9,436               59,878

NET ASSETS:
  Beginning of year                                2,642,859             81,396             54,352              710,812
                                                  ----------            -------            -------            ---------
  End of year                                     $3,174,577            $89,709            $63,788            $ 770,690
                                                  ==========            =======            =======            =========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                    $    5,043            $ 2,991            $   846            $   2,798
  Net realized gain (loss) on investments            (43,262)                24                 16               35,129
  Capital gain distributions from mutual
   funds                                                   -                  -                  -                    -
  Net change in unrealized appreciation
   (depreciation) of investments                     495,584                615              8,502               84,908
                                                  ----------            -------            -------            ---------
Increase (decrease) in net assets resulting
  from operations                                    457,365              3,630              9,364              122,835
                                                  ----------            -------            -------            ---------
PRINCIPAL TRANSACTIONS:
  Net premiums                                       274,480             17,191             10,834                    -
  Net transfers from (to) other Divisions or
   fixed rate option                                (196,966)            (3,305)               519               (5,110)
  Internal rollovers                                       -                  -                  -                    -
  Cost of insurance and other charges               (161,925)            (9,567)            (9,345)             (18,949)
  Administrative charges                             (13,304)              (859)              (542)                 (19)
   Policy loans                                      (18,147)              (612)            (1,461)              (5,190)
  Death benefits                                      (3,814)                 -                  -                    -
  Withdrawals                                       (223,519)            (2,050)              (215)             (28,488)
                                                  ----------            -------            -------            ---------
  Increase (decrease) in net assets
   resulting from principal transactions            (343,195)               798               (210)             (57,756)
                                                  ----------            -------            -------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              114,170              4,428              9,154               65,079

NET ASSETS:
  Beginning of year                                2,528,689             76,968             45,198              645,733
                                                  ----------            -------            -------            ---------
  End of year                                     $2,642,859            $81,396            $54,352            $ 710,812
                                                  ==========            =======            =======            =========

                            See accompanying notes.

                                   VL-R - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                             Divisions
                                              ----------------------------------------------------------------------
                                                   JPMorgan        MFS VIT Core    MFS VIT Growth     MFS VIT New
                                                Insurance Trust   Equity Series - Series - Initial Discovery Series -
                                                Small Cap Core     Initial Class       Class         Initial Class
                                              Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                    $   (2,344)       $   17,051      $   (26,632)       $  (30,317)
  Net realized gain (loss) on investments            307,742           314,863          648,388           123,189
  Capital gain distributions from mutual
   funds                                                   -                 -           72,726            43,887
  Net change in unrealized appreciation
   (depreciation) of investments                     791,633           697,859        2,341,618         1,674,925
                                                  ----------        ----------      -----------        ----------
Increase (decrease) in net assets resulting
  from operations                                  1,097,031         1,029,773        3,036,100         1,811,684
                                                  ----------        ----------      -----------        ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                       258,218           320,961          718,704           340,470
  Net transfers from (to) other Divisions or
   fixed rate option                                 (77,996)          (23,687)         175,777            94,258
  Internal rollovers                                       -                 -                -                 -
  Cost of insurance and other charges               (135,840)         (211,992)        (630,793)         (225,230)
  Administrative charges                             (12,511)          (14,762)         (27,694)          (16,391)
  Policy loans                                       (43,433)          (18,954)         (27,399)          (40,021)
  Death benefits                                      (6,702)          (33,469)         (11,154)          (18,467)
  Withdrawals                                       (278,633)         (322,939)        (711,022)         (433,157)
                                                  ----------        ----------      -----------        ----------
Increase (decrease) in net assets resulting
  from principal transactions                       (296,897)         (304,842)        (513,581)         (298,538)
                                                  ----------        ----------      -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              800,134           724,931        2,522,519         1,513,146

NET ASSETS:
  Beginning of year                                2,763,083         3,169,925        8,544,313         4,558,624
                                                  ----------        ----------      -----------        ----------
  End of year                                     $3,563,217        $3,894,856      $11,066,832        $6,071,770
                                                  ==========        ==========      ===========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                    $  (12,190)       $    6,706      $   (45,466)       $  (27,439)
  Net realized gain (loss) on investments             83,815           128,570          300,233          (151,562)
  Capital gain distributions from mutual
   funds                                                   -                 -                -           414,688
  Net change in unrealized appreciation
   (depreciation) of investments                     388,676           321,344        1,065,529           579,282
                                                  ----------        ----------      -----------        ----------
Increase (decrease) in net assets resulting
  from operations                                    460,301           456,620        1,320,296           814,969
                                                  ----------        ----------      -----------        ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                       299,716           289,995          767,786           348,537
  Net transfers from (to) other Divisions or
   fixed rate option                                 (48,542)          (88,721)        (357,382)          (20,818)
  Internal rollovers                                       -                 -                -                 -
  Cost of insurance and other charges               (158,478)         (204,628)        (648,541)         (227,203)
  Administrative charges                             (14,685)          (13,746)         (28,606)          (17,180)
  Policy loans                                       (21,515)          (16,404)         (86,986)           (6,098)
  Death benefits                                     (14,144)          (12,349)         (10,652)          (11,235)
  Withdrawals                                       (184,020)         (266,272)        (628,040)         (391,562)
                                                  ----------        ----------      -----------        ----------
Increase (decrease) in net assets resulting
  from principal transactions                       (141,668)         (312,125)        (992,421)         (325,559)
                                                  ----------        ----------      -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              318,633           144,495          327,875           489,410

NET ASSETS:
  Beginning of year                                2,444,450         3,025,430        8,216,438         4,069,214
                                                  ----------        ----------      -----------        ----------
  End of year                                     $2,763,083        $3,169,925      $ 8,544,313        $4,558,624
                                                  ==========        ==========      ===========        ==========

                            See accompanying notes.

                                   VL-R - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                       Divisions
                                                        ----------------------------------------------------------------------
                                                             MFS VIT       MFS VIT Total       Neuberger          Neuberger
                                                        Research Series - Return Series -   Berman AMT Mid-      Berman AMT
                                                          Initial Class    Initial Class      Cap Growth          Large Cap
                                                                                          Portfolio - Class I Value Portfolio -
                                                                                                                   Class I

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                             $   (4,996)       $  5,495         $  (28,567)          $   218
  Net realized gain (loss) on investments                     143,753          28,174            388,214             3,810
  Capital gain distributions from mutual funds                  5,738               -                  -                 -
  Net change in unrealized appreciation (depreciation)
   of investments                                             497,403          44,729          1,079,848             4,323
                                                           ----------        --------         ----------           -------
Increase (decrease) in net assets resulting from
  operations                                                  641,898          78,398          1,439,495             8,351
                                                           ----------        --------         ----------           -------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                209,880             933            363,436               200
  Net transfers from (to) other Divisions or fixed
   rate option                                                 76,048             449            (35,173)            6,057
  Internal rollovers                                                -               -                  -                 -
  Cost of insurance and other charges                        (150,559)        (35,660)          (241,117)           (3,085)
  Administrative charges                                       (9,996)              -            (17,606)                -
  Policy loans                                                 (5,233)            (36)           (26,992)             (212)
  Death benefits                                               (3,133)              -            (54,067)           (2,324)
  Withdrawals                                                (109,763)         (6,824)          (250,127)           (1,916)
                                                           ----------        --------         ----------           -------
Increase (decrease) in net assets resulting from
  principal transactions                                        7,244         (41,138)          (261,646)           (1,280)
                                                           ----------        --------         ----------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       649,142          37,260          1,177,849             7,071

NET ASSETS:
  Beginning of year                                         2,043,000         446,828          4,618,123            28,183
                                                           ----------        --------         ----------           -------
  End of year                                              $2,692,142        $484,088         $5,795,972           $35,254
                                                           ==========        ========         ==========           =======
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                             $    4,197        $ 10,109         $  (27,849)          $   (29)
  Net realized gain (loss) on investments                      83,292          10,788            208,813              (340)
  Capital gain distributions from mutual funds                      -               -                  -                 -
  Net change in unrealized appreciation (depreciation)
   of investments                                             215,783          26,702            330,861             4,470
                                                           ----------        --------         ----------           -------
Increase (decrease) in net assets resulting from
  operations                                                  303,272          47,599            511,825             4,101
                                                           ----------        --------         ----------           -------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                210,383             933            390,078                79
  Net transfers from (to) other Divisions or fixed
   rate option                                                (23,399)         (2,309)            87,562               (79)
  Internal rollovers                                                -               -                  -                 -
  Cost of insurance and other charges                        (153,396)        (38,451)          (255,329)           (2,847)
  Administrative charges                                      (10,064)              -            (18,766)                -
  Policy loans                                                 (4,126)            (34)           (41,222)              (57)
  Death benefits                                              (48,525)              -            (17,999)                -
  Withdrawals                                                (109,773)        (35,459)          (280,697)                -
                                                           ----------        --------         ----------           -------
Increase (decrease) in net assets resulting from
  principal transactions                                     (138,900)        (75,320)          (136,373)           (2,904)
                                                           ----------        --------         ----------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       164,372         (27,721)           375,452             1,197

NET ASSETS:
  Beginning of year                                         1,878,628         474,549          4,242,671            26,986
                                                           ----------        --------         ----------           -------
  End of year                                              $2,043,000        $446,828         $4,618,123           $28,183
                                                           ==========        ========         ==========           =======

                            See accompanying notes.

                                   VL-R - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                       Divisions
                                                        -----------------------------------------------------------------------
                                                           Neuberger Berman      Oppenheimer     Oppenheimer      Oppenheimer
                                                             AMT Socially      Global Strategic    Balanced    Global Securities
                                                        Responsive Portfolio -  Income Fund/VA  Fund/VA - Non-  Fund/VA - Non-
                                                               Class I          (Non-Service)   Service Shares  Service Shares

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                 $    84             $  1,937       $   24,763      $   48,359
  Net realized gain (loss) on investments                          194               (1,613)          54,275         307,485
  Capital gain distributions from mutual funds                       -                    -                -               -
  Net change in unrealized appreciation (depreciation)
   of investments                                               18,499                 (903)          92,383       1,138,564
                                                               -------             --------       ----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                    18,777                 (579)         171,421       1,494,408
                                                               -------             --------       ----------      ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                   8,639                4,000          154,263         522,863
  Net transfers from (to) other Divisions or fixed
   rate option                                                      (4)             (40,134)          (7,045)        120,556
  Internal rollovers                                                 -                    -                -             252
  Cost of insurance and other charges                             (601)              (2,536)         (80,954)       (260,198)
  Administrative charges                                          (714)                   -           (7,870)        (26,516)
  Policy loans                                                       -                  186           (5,734)       (135,145)
  Death benefits                                                     -                    -                -         (12,012)
  Withdrawals                                                        -                    -          (73,046)       (321,852)
                                                               -------             --------       ----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                                         7,320              (38,484)         (20,386)       (112,052)
                                                               -------             --------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         26,097              (39,063)         151,035       1,382,356

NET ASSETS:
  Beginning of year                                             48,236               44,134        1,389,796       5,596,885
                                                               -------             --------       ----------      ----------
  End of year                                                  $74,333             $  5,071       $1,540,831      $6,979,241
                                                               =======             ========       ==========      ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                                 $  (148)            $    (56)      $    8,296      $   79,331
  Net realized gain (loss) on investments                           49                    2           16,678          93,718
  Capital gain distributions from mutual funds                       -                    -                -               -
  Net change in unrealized appreciation (depreciation)
   of investments                                                4,168                  775          118,298         806,359
                                                               -------             --------       ----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                     4,069                  721          143,272         979,408
                                                               -------             --------       ----------      ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                   8,612                  667          226,489         599,838
  Net transfers from (to) other Divisions or fixed
   rate option                                                      18               43,104            4,037        (153,798)
  Internal rollovers                                                 -                    -                -               -
  Cost of insurance and other charges                             (686)                (386)         (92,954)       (296,818)
  Administrative charges                                          (713)                   -          (11,552)        (30,615)
  Policy loans                                                       -                   28           (9,268)        (41,020)
  Death benefits                                                     -                    -             (469)         (2,193)
  Withdrawals                                                        -                    -         (110,662)       (352,664)
                                                               -------             --------       ----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                                         7,231               43,413            5,621        (277,270)
                                                               -------             --------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         11,300               44,134          148,893         702,138

NET ASSETS:
  Beginning of year                                             36,936                    -        1,240,903       4,894,747
                                                               -------             --------       ----------      ----------
  End of year                                                  $48,236             $ 44,134       $1,389,796      $5,596,885
                                                               =======             ========       ==========      ==========

                            See accompanying notes.

                                   VL-R - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                           Divisions
                                                               -----------------------------------------------------------------
                                                                Oppenheimer      PIMCO VIT    PIMCO VIT Global   PIMCO VIT Real
                                                                High Income    CommodityReal   Bond Portfolio  Return Portfolio -
                                                               Fund/VA - Non- Return Strategy   (Unhedged) -     Administrative
                                                               Service Shares   Portfolio -    Administrative        Class
                                                                              Administrative       Class
                                                                                   Class

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                                     $      -      $   15,908        $   348         $   145,339
 Net realized gain (loss) on investments                                 -        (172,256)          (434)           (129,992)
 Capital gain distributions from mutual funds                            -               -            410              98,891
 Net change in unrealized appreciation (depreciation) of
   investments                                                           -         (78,792)        (5,602)         (1,582,541)
                                                                  --------      ----------        -------         -----------
Increase (decrease) in net assets resulting from operations              -        (235,140)        (5,278)         (1,468,303)
                                                                  --------      ----------        -------         -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                            -         161,864         15,978             928,974
 Net transfers from (to) other Divisions or fixed rate option            -         (27,327)           939            (239,991)
 Internal rollovers                                                      -             252              -                   -
 Cost of insurance and other charges                                     -         (94,350)        (6,619)           (831,069)
 Administrative charges                                                  -          (8,304)          (799)            (43,399)
 Policy loans                                                            -          (2,191)             -             (58,823)
 Death benefits                                                          -          (1,529)             -             (20,374)
 Withdrawals                                                             -         (73,511)          (270)           (933,382)
                                                                  --------      ----------        -------         -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                           -         (45,096)         9,229          (1,198,064)
                                                                  --------      ----------        -------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  -        (280,236)         3,951          (2,666,367)

NET ASSETS:
 Beginning of year                                                       -       1,542,031         54,581          14,799,219
                                                                  --------      ----------        -------         -----------
 End of year                                                      $      -      $1,261,795        $58,532         $12,132,852
                                                                  ========      ==========        =======         ===========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                                     $  6,837      $   33,766        $   646         $    67,132
 Net realized gain (loss) on investments                            (8,324)       (111,495)           522             385,685
 Capital gain distributions from mutual funds                            -          50,180          3,118             741,649
 Net change in unrealized appreciation (depreciation) of
   investments                                                       4,863         101,531           (870)            (33,066)
                                                                  --------      ----------        -------         -----------
Increase (decrease) in net assets resulting from operations          3,376          73,982          3,416           1,161,400
                                                                  --------      ----------        -------         -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                        4,183         172,726         15,086             966,390
 Net transfers from (to) other Divisions or fixed rate option      (64,349)         (4,327)        (4,047)            534,386
 Internal rollovers                                                      -               -              -                   -
 Cost of insurance and other charges                                (2,596)        (98,953)        (8,238)           (778,626)
 Administrative charges                                                  -          (8,843)          (755)            (45,969)
 Policy loans                                                          149         (20,561)             -            (165,786)
 Death benefits                                                          -          (3,970)             -             (36,735)
 Withdrawals                                                            (1)       (206,564)          (437)         (1,089,142)
                                                                  --------      ----------        -------         -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (62,614)       (170,492)         1,609            (615,482)
                                                                  --------      ----------        -------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (59,238)        (96,510)         5,025             545,918

NET ASSETS:
 Beginning of year                                                  59,238       1,638,541         49,556          14,253,301
                                                                  --------      ----------        -------         -----------
 End of year                                                      $      -      $1,542,031        $54,581         $14,799,219
                                                                  ========      ==========        =======         ===========

                            See accompanying notes.

                                   VL-R - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                       Divisions
                                                        ----------------------------------------------------------------------
                                                        PIMCO VIT Short-  PIMCO VIT Total    Pioneer Fund     Pioneer Growth
                                                        Term Portfolio - Return Portfolio - VCT Portfolio -  Opportunities VCT
                                                         Administrative    Administrative       Class I     Portfolio - Class I
                                                             Class             Class

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                            $     9,353       $   271,428       $   12,608        $  (13,085)
  Net realized gain (loss) on investments                      28,934           (26,863)          65,255           120,225
  Capital gain distributions from mutual funds                      -           140,442           76,613           116,151
  Net change in unrealized appreciation (depreciation)
   of investments                                             (37,214)         (835,931)         309,488           723,956
                                                          -----------       -----------       ----------        ----------
Increase (decrease) in net assets resulting from
  operations                                                    1,073          (450,924)         463,964           947,247
                                                          -----------       -----------       ----------        ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                384,243         1,274,065           90,321           158,204
  Net transfers from (to) other Divisions or fixed
   rate option                                                (54,470)         (346,916)         (14,086)          (15,059)
  Internal rollovers                                                -                 -                -                 -
  Cost of insurance and other charges                        (239,196)       (1,013,886)         (88,594)         (164,139)
  Administrative charges                                      (19,258)          (62,598)          (3,084)           (5,982)
  Policy loans                                                 (7,045)          (38,133)           1,115            (7,806)
  Death benefits                                               (9,408)          (46,495)         (20,410)                -
  Withdrawals                                              (1,895,422)       (1,167,971)        (274,184)         (253,912)
                                                          -----------       -----------       ----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   (1,840,556)       (1,401,934)        (308,922)         (288,694)
                                                          -----------       -----------       ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (1,839,483)       (1,852,858)         155,042           658,553

NET ASSETS:
  Beginning of year                                         6,644,323        17,972,323        1,516,410         2,379,278
                                                          -----------       -----------       ----------        ----------
  End of year                                             $ 4,804,840       $16,119,465       $1,671,452        $3,037,831
                                                          ===========       ===========       ==========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                            $    17,640       $   343,385       $   16,543        $  (13,286)
  Net realized gain (loss) on investments                      (7,474)            4,272          (11,300)           88,881
  Capital gain distributions from mutual funds                 12,143           336,656           51,889                 -
  Net change in unrealized appreciation (depreciation)
   of investments                                             130,381           814,235           85,850            87,808
                                                          -----------       -----------       ----------        ----------
Increase (decrease) in net assets resulting from
  operations                                                  152,690         1,498,548          142,982           163,403
                                                          -----------       -----------       ----------        ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                410,418         1,332,873          102,284           188,892
  Net transfers from (to) other Divisions or fixed
   rate option                                                318,843         1,600,329           (8,173)         (106,927)
  Internal rollovers                                                -                 -                -                 -
  Cost of insurance and other charges                        (283,447)       (1,011,309)         (96,808)         (173,079)
  Administrative charges                                      (20,497)          (65,090)          (3,474)           (7,298)
  Policy loans                                                (20,419)          (93,951)          (9,278)          (21,103)
  Death benefits                                              (27,876)          (25,650)          (7,015)           (4,281)
  Withdrawals                                              (3,699,081)       (1,847,458)        (104,556)         (142,815)
                                                          -----------       -----------       ----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   (3,322,059)         (110,256)        (127,020)         (266,611)
                                                          -----------       -----------       ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (3,169,369)        1,388,292           15,962          (103,208)

NET ASSETS:
  Beginning of year                                         9,813,692        16,584,031        1,500,448         2,482,486
                                                          -----------       -----------       ----------        ----------
  End of year                                             $ 6,644,323       $17,972,323       $1,516,410        $2,379,278
                                                          ===========       ===========       ==========        ==========

                            See accompanying notes.

                                   VL-R - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                         Divisions
                                                             -----------------------------------------------------------------
                                                               Pioneer Mid Cap       Putnam VT        Putnam VT     Putnam VT
                                                                  Value VCT      Diversified Income  Growth and   International
                                                             Portfolio - Class I  Fund - Class IB   Income Fund - Value Fund -
                                                                                                      Class IB      Class IB

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                   $    3,124          $  185,883      $   129,381   $   94,156
  Net realized gain (loss) on investments                            53,819             (15,051)         587,313      157,763
  Capital gain distributions from mutual funds                            -                   -                -            -
  Net change in unrealized appreciation (depreciation) of
   investments                                                      213,898             310,544        2,603,908      696,571
                                                                 ----------          ----------      -----------   ----------
Increase (decrease) in net assets resulting from operations         270,841             481,376        3,320,602      948,490
                                                                 ----------          ----------      -----------   ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                       95,962             201,815          729,779      503,811
  Net transfers from (to) other Divisions or fixed rate
   option                                                           (30,781)            (53,659)         (38,363)      43,190
  Internal rollovers                                                      -                   -                -            -
  Cost of insurance and other charges                               (32,786)           (287,799)        (667,117)    (295,983)
  Administrative charges                                             (4,844)            (10,620)         (33,675)     (23,576)
  Policy loans                                                       (8,476)            (30,241)         (32,775)    (102,142)
  Death benefits                                                          -                (185)         (33,400)      (5,533)
  Withdrawals                                                       (17,556)           (242,931)        (545,855)    (392,084)
                                                                 ----------          ----------      -----------   ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                        1,519            (423,620)        (621,406)    (272,317)
                                                                 ----------          ----------      -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             272,360              57,756        2,699,196      676,173

NET ASSETS:
  Beginning of year                                                 873,297           6,829,890        9,733,019    4,530,628
                                                                 ----------          ----------      -----------   ----------
  End of year                                                    $1,145,657          $6,887,646      $12,432,215   $5,206,801
                                                                 ==========          ==========      ===========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                                   $    2,871          $  334,253      $   112,417   $   99,779
  Net realized gain (loss) on investments                            21,776            (120,921)         207,138      (40,930)
  Capital gain distributions from mutual funds                            -                   -                -            -
  Net change in unrealized appreciation (depreciation) of
   investments                                                       58,415             474,465        1,272,680      749,909
                                                                 ----------          ----------      -----------   ----------
Increase (decrease) in net assets resulting from operations          83,062             687,797        1,592,235      808,758
                                                                 ----------          ----------      -----------   ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                       88,167             273,074          797,415      545,525
  Net transfers from (to) other Divisions or fixed rate
   option                                                           (33,421)            123,414          (95,822)    (121,466)
  Internal rollovers                                                      -                   -                -            -
  Cost of insurance and other charges                               (40,043)           (297,571)        (682,559)    (348,914)
  Administrative charges                                             (4,452)            (14,210)         (36,874)     (25,525)
  Policy loans                                                      (22,440)             18,515          (49,895)      21,819
  Death benefits                                                          -                (368)         (40,203)      (7,564)
  Withdrawals                                                       (18,072)           (228,402)        (646,177)    (342,556)
                                                                 ----------          ----------      -----------   ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (30,261)           (125,548)        (754,115)    (278,681)
                                                                 ----------          ----------      -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              52,801             562,249          838,120      530,077

NET ASSETS:
  Beginning of year                                                 820,496           6,267,641        8,894,899    4,000,551
                                                                 ----------          ----------      -----------   ----------
  End of year                                                    $  873,297          $6,829,890      $ 9,733,019   $4,530,628
                                                                 ==========          ==========      ===========   ==========

                            See accompanying notes.

                                   VL-R - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                          Divisions
                                                             -------------------------------------------------------------------
                                                             Putnam VT Multi-  Putnam VT Small    Putnam VT        SunAmerica
                                                             Cap Growth Fund - Cap Value Fund - Voyager Fund -     Aggressive
                                                                 Class IB          Class IB        Class IB    Growth Portfolio -
                                                                                                                    Class 1

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                    $   (23)         $    752        $    180        $   (8,361)
  Net realized gain (loss) on investments                           2,092             7,608          16,815           169,239
  Capital gain distributions from mutual funds                          -             3,102               -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                     10,012            62,298          33,082           292,382
                                                                  -------          --------        --------        ----------
Increase (decrease) in net assets resulting from operations        12,081            73,760          50,077           453,260
                                                                  -------          --------        --------        ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                        200             7,754           1,027           142,567
  Net transfers from (to) other Divisions or fixed rate
   option                                                           6,920            19,632          52,851            22,816
  Internal rollovers                                                    -               252               -                 -
  Cost of insurance and other charges                              (1,416)          (10,017)         (8,407)          (58,609)
  Administrative charges                                                -              (351)              -            (7,091)
  Policy loans                                                       (214)             (231)              7           (18,127)
  Death benefits                                                        -                 -               -            (1,666)
  Withdrawals                                                           -              (820)         (2,073)          (76,279)
                                                                  -------          --------        --------        ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                      5,490            16,219          43,405             3,611
                                                                  -------          --------        --------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            17,571            89,979          93,482           456,871

NET ASSETS:
  Beginning of year                                                31,738           186,076         114,313         1,081,476
                                                                  -------          --------        --------        ----------
  End of year                                                     $49,309          $276,055        $207,795        $1,538,347
                                                                  =======          ========        ========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                                    $  (109)         $   (138)       $   (375)       $   (7,312)
  Net realized gain (loss) on investments                           2,110             6,068          (4,845)           85,992
  Capital gain distributions from mutual funds                          -                 -               -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                      2,797            21,710          21,083            87,816
                                                                  -------          --------        --------        ----------
Increase (decrease) in net assets resulting from operations         4,798            27,640          15,863           166,496
                                                                  -------          --------        --------        ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                          -             5,317           1,147           155,197
  Net transfers from (to) other Divisions or fixed rate
   option                                                              73               337         (37,198)         (219,941)
  Internal rollovers                                                    -                 -               -                 -
  Cost of insurance and other charges                              (1,379)           (9,904)         (8,811)          (68,904)
  Administrative charges                                                -              (256)              -            (7,733)
  Policy loans                                                        (97)             (116)            (67)          (18,680)
  Death benefits                                                        -                 -               -                 -
  Withdrawals                                                      (2,293)           (3,925)              -           (64,501)
                                                                  -------          --------        --------        ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (3,696)           (8,547)        (44,929)         (224,562)
                                                                  -------          --------        --------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,102            19,093         (29,066)          (58,066)

NET ASSETS:
  Beginning of year                                                30,636           166,983         143,379         1,139,542
                                                                  -------          --------        --------        ----------
  End of year                                                     $31,738          $186,076        $114,313        $1,081,476
                                                                  =======          ========        ========        ==========

                            See accompanying notes.

                                   VL-R - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                             Divisions
                                                                  --------------------------------------------------------------
                                                                       SunAmerica          UIF Growth         VALIC Company I
                                                                  Balanced Portfolio - Portfolio - Class I International Equities
                                                                        Class 1              Shares                 Fund

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                         $   20,961          $   (1,228)           $  (14,002)
  Net realized gain (loss) on investments                                 123,026             110,100                35,401
  Capital gain distributions from mutual funds                                  -             103,191                     -
  Net change in unrealized appreciation (depreciation) of
   investments                                                            189,786             859,600               391,811
                                                                       ----------          ----------            ----------
Increase (decrease) in net assets resulting from operations               333,773           1,071,663               413,210
                                                                       ----------          ----------            ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                            136,498             185,735               206,872
  Net transfers from (to) other Divisions or fixed rate option            366,377            (210,896)              (71,596)
  Internal rollovers                                                            -                   -                     -
  Cost of insurance and other charges                                     (96,367)           (189,907)             (114,375)
  Administrative charges                                                   (6,758)             (5,971)               (9,998)
  Policy loans                                                             (5,062)            (33,750)               (6,425)
  Death benefits                                                           (6,774)             (2,018)                    -
  Withdrawals                                                            (114,358)           (159,816)             (140,709)
                                                                       ----------          ----------            ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                            273,556            (416,623)             (136,231)
                                                                       ----------          ----------            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   607,329             655,040               276,979

NET ASSETS:
  Beginning of year                                                     1,698,860           2,534,261             2,344,533
                                                                       ----------          ----------            ----------
  End of year                                                          $2,306,189          $3,189,301            $2,621,512
                                                                       ==========          ==========            ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                                         $   11,582          $  (13,360)           $   48,489
  Net realized gain (loss) on investments                                  83,806              43,318               (48,725)
  Capital gain distributions from mutual funds                                  -             117,813                     -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             95,493             173,495               338,431
                                                                       ----------          ----------            ----------
Increase (decrease) in net assets resulting from operations               190,881             321,266               338,195
                                                                       ----------          ----------            ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                            169,329             237,807               208,080
  Net transfers from (to) other Divisions or fixed rate option              6,765              (4,811)               (7,798)
  Internal rollovers                                                            -                   -                     -
  Cost of insurance and other charges                                    (145,372)           (208,189)             (126,740)
  Administrative charges                                                   (8,393)             (7,487)              (10,071)
  Policy loans                                                            (18,960)            (16,630)              (14,547)
  Death benefits                                                           (4,426)                  -                  (377)
  Withdrawals                                                             (75,159)           (175,811)             (127,444)
                                                                       ----------          ----------            ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                            (76,216)           (175,121)              (78,897)
                                                                       ----------          ----------            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   114,665             146,145               259,298

NET ASSETS:
  Beginning of year                                                     1,584,195           2,388,116             2,085,235
                                                                       ----------          ----------            ----------
  End of year                                                          $1,698,860          $2,534,261            $2,344,533
                                                                       ==========          ==========            ==========

                            See accompanying notes.

                                   VL-R - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                                 Divisions
                                                                            --------------------------------------------------
                                                                             VALIC Company I   VALIC Company I VALIC Company I
                                                                            Mid Cap Index Fund Money Market I  Nasdaq-100 Index
                                                                                                    Fund             Fund

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                                 $   (76,525)      $   (79,296)     $  (24,247)
  Net realized gain (loss) on investments                                          541,227                 -         240,083
  Capital gain distributions from mutual funds                                           -                 -               -
  Net change in unrealized appreciation (depreciation) of investments            3,505,917                 2       1,126,999
                                                                               -----------       -----------      ----------
Increase (decrease) in net assets resulting from operations                      3,970,619           (79,294)      1,342,835
                                                                               -----------       -----------      ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                                     796,316         1,845,743         323,051
  Net transfers from (to) other Divisions or fixed rate option                      19,749           105,528          19,339
  Internal rollovers                                                                     -                 -               -
  Cost of insurance and other charges                                             (660,408)       (1,580,455)       (190,828)
  Administrative charges                                                           (35,279)          (75,372)        (15,267)
  Policy loans                                                                     (59,224)          (21,697)        (19,688)
  Death benefits                                                                   (29,329)          (39,947)         (1,698)
  Withdrawals                                                                   (1,165,384)         (999,620)       (180,350)
                                                                               -----------       -----------      ----------
Increase (decrease) in net assets resulting from principal transactions         (1,133,559)         (765,820)        (65,441)
                                                                               -----------       -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,837,060          (845,114)      1,277,394

NET ASSETS:
  Beginning of year                                                             12,752,712        13,944,313       3,855,505
                                                                               -----------       -----------      ----------
  End of year                                                                  $15,589,772       $13,099,199      $5,132,899
                                                                               ===========       ===========      ==========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                                                 $    53,872       $   (83,985)     $   (5,193)
  Net realized gain (loss) on investments                                          132,679                 -          71,245
  Capital gain distributions from mutual funds                                     440,630                 -          91,280
  Net change in unrealized appreciation (depreciation) of investments            1,327,855                (2)        455,943
                                                                               -----------       -----------      ----------
Increase (decrease) in net assets resulting from operations                      1,955,036           (83,987)        613,275
                                                                               -----------       -----------      ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                                     956,318         2,546,338         333,520
  Net transfers from (to) other Divisions or fixed rate option                    (610,121)        1,929,133        (160,222)
  Internal rollovers                                                                     -                 -               -
  Cost of insurance and other charges                                             (749,756)       (2,044,366)       (186,993)
  Administrative charges                                                           (42,492)          (98,802)        (15,599)
  Policy loans                                                                     (81,418)           68,409         (86,197)
  Death benefits                                                                   (34,691)         (114,921)        (13,784)
  Withdrawals                                                                     (847,634)       (5,446,505)       (239,838)
                                                                               -----------       -----------      ----------
Increase (decrease) in net assets resulting from principal transactions         (1,409,794)       (3,160,714)       (369,113)
                                                                               -----------       -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            545,242        (3,244,701)        244,162

NET ASSETS:
  Beginning of year                                                             12,207,470        17,189,014       3,611,343
                                                                               -----------       -----------      ----------
  End of year                                                                  $12,752,712       $13,944,313      $3,855,505
                                                                               ===========       ===========      ==========

                            See accompanying notes.

                                   VL-R - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                                    Divisions
                                                                                 -----------------------------------------------
                                                                                 VALIC Company I VALIC Company I VALIC Company I
                                                                                    Science &    Small Cap Index Stock Index Fund
                                                                                 Technology Fund      Fund

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                                                     $   (8,181)     $   (37,892)    $  (100,538)
  Net realized gain (loss) on investments                                              78,939          391,051         877,742
  Capital gain distributions from mutual funds                                              -                -               -
  Net change in unrealized appreciation (depreciation) of investments                 465,804        1,715,912       4,515,581
                                                                                   ----------      -----------     -----------
Increase (decrease) in net assets resulting from operations                           536,562        2,069,071       5,292,785
                                                                                   ----------      -----------     -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                                        108,666          448,526       1,204,953
  Net transfers from (to) other Divisions or fixed rate option                         96,605           36,191        (390,162)
  Internal rollovers                                                                        -                -               -
  Cost of insurance and other charges                                                 (64,069)        (253,334)     (1,217,349)
  Administrative charges                                                               (5,205)         (22,123)        (51,210)
  Policy loans                                                                         (6,646)         (27,615)         (8,066)
  Death benefits                                                                       (9,712)            (349)        (43,667)
  Withdrawals                                                                        (120,560)        (495,781)     (1,385,016)
                                                                                   ----------      -----------     -----------
Increase (decrease) in net assets resulting from principal transactions                  (921)        (314,485)     (1,890,517)
                                                                                   ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               535,641        1,754,586       3,402,268

NET ASSETS:
  Beginning of year                                                                 1,294,304        5,593,379      17,797,241
                                                                                   ----------      -----------     -----------
  End of year                                                                      $1,829,945      $ 7,347,965     $21,199,509
                                                                                   ==========      ===========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                                                     $   (7,439)     $    34,252     $   208,560
  Net realized gain (loss) on investments                                              22,416          215,056         276,804
  Capital gain distributions from mutual funds                                              -                -         270,628
  Net change in unrealized appreciation (depreciation) of investments                 122,205          601,579       1,725,998
                                                                                   ----------      -----------     -----------
Increase (decrease) in net assets resulting from operations                           137,182          850,887       2,481,990
                                                                                   ----------      -----------     -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                                        126,643          523,669       1,383,715
  Net transfers from (to) other Divisions or fixed rate option                         (9,055)        (937,446)       (189,862)
  Internal rollovers                                                                        -                -               -
  Cost of insurance and other charges                                                 (69,134)        (277,157)     (1,373,049)
  Administrative charges                                                               (5,946)         (25,896)        (59,171)
  Policy loans                                                                        (27,782)         (39,082)       (217,094)
  Death benefits                                                                            -           (4,554)        (42,642)
  Withdrawals                                                                         (46,934)        (555,905)     (1,131,189)
                                                                                   ----------      -----------     -----------
Increase (decrease) in net assets resulting from principal transactions               (32,208)      (1,316,371)     (1,629,292)
                                                                                   ----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               104,974         (465,484)        852,698

NET ASSETS:
  Beginning of year                                                                 1,189,330        6,058,863      16,944,543
                                                                                   ----------      -----------     -----------
  End of year                                                                      $1,294,304      $ 5,593,379     $17,797,241
                                                                                   ==========      ===========     ===========

                            See accompanying notes.

                                   VL-R - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                   Divisions
                                                                         -----------------------------
                                                                         Vanguard VIF High Vanguard VIF
                                                                            Yield Bond      REIT Index
                                                                             Portfolio      Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                                               $  350,560     $   184,926
 Net realized gain (loss) on investments                                       104,896         598,793
 Capital gain distributions from mutual funds                                        -         313,305
 Net change in unrealized appreciation (depreciation) of investments          (183,277)       (841,628)
                                                                            ----------     -----------
Increase (decrease) in net assets resulting from operations                    272,179         255,396
                                                                            ----------     -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                                  679,606       1,032,355
 Net transfers from (to) other Divisions or fixed rate option                  (60,352)        (92,788)
 Internal rollovers                                                                  -             252
 Cost of insurance and other charges                                          (364,351)       (611,706)
 Administrative charges                                                        (32,143)        (50,381)
 Policy loans                                                                  (24,587)       (202,366)
 Death benefits                                                                (50,613)        (18,298)
 Withdrawals                                                                  (499,350)       (856,663)
                                                                            ----------     -----------
Increase (decrease) in net assets resulting from principal transactions       (351,790)       (799,595)
                                                                            ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (79,611)       (544,199)

NET ASSETS:
 Beginning of year                                                           7,537,292      12,444,603
                                                                            ----------     -----------
 End of year                                                                $7,457,681     $11,900,404
                                                                            ==========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                                               $  346,605     $   163,088
 Net realized gain (loss) on investments                                        62,943         490,344
 Capital gain distributions from mutual funds                                        -         419,461
 Net change in unrealized appreciation (depreciation) of investments           502,801         790,800
                                                                            ----------     -----------
Increase (decrease) in net assets resulting from operations                    912,349       1,863,693
                                                                            ----------     -----------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                                  686,091       1,152,779
 Net transfers from (to) other Divisions or fixed rate option                  148,026         (66,384)
 Internal rollovers                                                                  -               -
 Cost of insurance and other charges                                          (367,543)       (677,609)
 Administrative charges                                                        (32,787)        (56,057)
 Policy loans                                                                  (37,514)       (130,973)
 Death benefits                                                                (26,277)        (20,751)
 Withdrawals                                                                  (462,464)     (1,011,914)
                                                                            ----------     -----------
Increase (decrease) in net assets resulting from principal transactions        (92,468)       (810,909)
                                                                            ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        819,881       1,052,784

NET ASSETS:
 Beginning of year                                                           6,717,411      11,391,819
                                                                            ----------     -----------
 End of year                                                                $7,537,292     $12,444,603
                                                                            ==========     ===========

                            See accompanying notes.

                                   VL-R - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II, Platinum Investor VIP, AG Corporate Investor, AG Income Advantage VUL, Income Advantage Select, Protection Advantage Select, Survivor Advantage, and Corporate Investor Select. These products are no longer available for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (5)
                   Invesco V.I. Core Equity Fund - Series I
                Invesco V.I. Global Real Estate Fund - Series I
              Invesco V.I. Government Securities Fund - Series I
                    Invesco V.I. High Yield Fund - Series I
               Invesco V.I. International Growth Fund - Series I
        Invesco Van Kampen V.I. American Franchise Fund - Series I (1)
           Invesco Van Kampen V.I. Growth and Income Fund - Series I

                        THE ALGER PORTFOLIOS ("ALGER"):
            Alger Capital Appreciation Portfolio - Class I-2 Shares
               Alger Mid Cap Growth Portfolio - Class I-2 Shares

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                   American Century VP Value Fund - Class I

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
              Dreyfus IP MidCap Stock Portfolio - Initial Shares

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
          Dreyfus VIF International Value Portfolio - Initial Shares
        Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
              Dreyfus VIF Quality Bond Portfolio - Initial Shares

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2

                                   VL-R - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"): -
                                   CONTINUED
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
        Goldman Sachs VIT Strategic Growth Fund - Institutional Shares

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
               Janus Aspen Enterprise Portfolio - Service Shares
                 Janus Aspen Forty Portfolio - Service Shares
                Janus Aspen Overseas Portfolio - Service Shares
               Janus Aspen Worldwide Portfolio - Service Shares

                           JPMORGAN INSURANCE TRUST:
            JPMorgan Insurance Trust Core Bond Portfolio - Class 1
       JPMorgan Insurance Trust International Equity Portfolio - Class 1
          JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
          JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
                 MFS(R) VIT Core Equity Series - Initial Class
                   MFS(R) VIT Growth Series - Initial Class
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class
                MFS(R) VIT Total Return Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I Neuberger Berman AMT Large Cap Value Portfolio - Class I (2) Neuberger Berman AMT Socially Responsive Portfolio - Class I

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
               Oppenheimer Balanced Fund/VA - Non-Service Shares
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
         Oppenheimer Global Strategic Income Fund/VA (Non-Service) (3)

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
       PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
                 Pioneer Mid Cap Value VCT Portfolio - Class I

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                  Putnam VT Growth and Income Fund - Class IB
                 Putnam VT International Value Fund - Class IB
                  Putnam VT Multi-Cap Growth Fund - Class IB
                   Putnam VT Small Cap Value Fund - Class IB

                                   VL-R - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

               PUTNAM VARIABLE TRUST ("PUTNAM VT"): - CONTINUED
                       Putnam VT Voyager Fund - Class IB

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
                     UIF Growth Portfolio - Class I Shares

                               VALIC COMPANY I:
                  VALIC Company I International Equities Fund
                      VALIC Company I Mid Cap Index Fund
                      VALIC Company I Money Market I Fund
                   VALIC Company I Nasdaq-100(R) Index Fund
                   VALIC Company I Science & Technology Fund
                     VALIC Company I Small Cap Index Fund
                       VALIC Company I Stock Index Fund

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                   Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

(1)Effective April, 30 2012, Invesco Van Kampen V.I. Capital Growth Fund-Series I changed its name to Invesco Van Kampen V.I. American Franchise Fund
(2)Effective May 1, 2012, Neuberger AMT Partners Portfolio - Class I changed its name to Neuberger Berman AMT Large Cap Value Portfolio - Class I
(3)The Oppenheimer High Income Fund/VA merged into the Oppenheimer Global Strategic Income Fund/VA on October 26, 2012.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

                                   VL-R - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

INTERNAL ROLLOVERS - A policy owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included in the Statements of Changes in Net Assets under principal transactions.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.


                                   VL-R - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 3 - FAIR VALUE MEASUREMENTS - CONTINUED

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2013 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2013, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2013, is presented.

NOTE 4 - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 5%. For AG Corporate Investor, Corporate America, and Corporate Investor Select policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. A summary of premium expense charges for AG Corporate Investor, Corporate America, and Corporate Investor Select policies follows:

----------------------------------------------------------------------------------------------------------------
POLICIES                   PREMIUM EXPENSE
----------------------------------------------------------------------------------------------------------------
AG Corporate Investor      4% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 1-3. 9% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 4-7. 5% of all premium payments in policy years 8 and thereafter.
----------------------------------------------------------------------------------------------------------------
Corporate America          9% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 1-7. 5% of all premium payments in policy years 8 and thereafter.
----------------------------------------------------------------------------------------------------------------
Corporate Investor Select  4% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 1-3. 9% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 4-7. 5% of all premium payments in policy years 8 and thereafter.
----------------------------------------------------------------------------------------------------------------

The "target premium" is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for AG Corporate Investor, Corporate America, Corporate Investor Select, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

-------------------------------------------------------
                                CURRENT PREMIUM EXPENSE
POLICIES                                CHARGE
-------------------------------------------------------
AG Income Advantage VUL                  5.00%
-------------------------------------------------------
Income Advantage Select                  5.00%
-------------------------------------------------------
Platinum Investor I and II               2.50%
-------------------------------------------------------
Platinum Investor III                    5.00%
-------------------------------------------------------
Platinum Investor IV                     5.00%
-------------------------------------------------------
Platinum Investor FlexDirector           5.00%
-------------------------------------------------------
Platinum Investor PLUS                   5.00%
-------------------------------------------------------
Platinum Investor Survivor               6.50%
-------------------------------------------------------
Platinum Investor Survivor II            5.00%
-------------------------------------------------------
Platinum Investor VIP                    5.00%
-------------------------------------------------------
Protection Advantage Select              5.00%
-------------------------------------------------------
Survivor Advantage                       5.00%
-------------------------------------------------------

                                   VL-R - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES - CONTINUED

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

------------------------------------------------------------------------------------------------------------------
                          MORTALITY AND EXPENSE RISK  FIRST REDUCTION IN MORTALITY  SECOND REDUCTION IN MORTALITY
                          AND ADMINISTRATIVE CHARGES     AND EXPENSE RISK AND           AND EXPENSE RISK AND
POLICIES                     MAXIMUM ANNUAL RATE      ADMINISTRATIVE CHARGES RATE   ADMINISTRATIVE CHARGES RATE
------------------------------------------------------------------------------------------------------------------
AG Corporate Investor               0.65%             0.25% after 10th policy year  0.25% after 20th policy year
------------------------------------------------------------------------------------------------------------------
AG Income Advantage VUL             0.70%             0.35% after 10th policy year  0.20% after 20th policy year
------------------------------------------------------------------------------------------------------------------
AG Legacy Plus                      0.90%             0.25% after 10th policy year  0.25% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Corporate America                   0.35%             0.10% after 10th policy year  0.10% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Corporate America
  (reduced surrender
  charge)                           0.65%             0.25% after 10th policy year  0.25% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Corporate Investor Select           0.65%             0.25% after 10th policy year  0.25% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Income Advantage Select             0.70%             0.35% after 10th policy year  0.20% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Legacy Plus                         0.75%             0.25% after 10th policy year  0.25% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Platinum Investor I and
  II                                0.75%             0.25% after 10th policy year  0.25% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Platinum Investor III               0.70%             0.25% after 10th policy year  0.35% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Platinum Investor IV                0.70%             0.35% after 10th policy year  0.25% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Platinum Investor
  FlexDirector                      0.70%             0.25% after 10th policy year  0.35% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Platinum Investor PLUS              0.70%             0.25% after 10th policy year  0.35% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Platinum Investor
  Survivor                          0.40%             0.20% after 10th policy year  0.10% after 30th policy year
------------------------------------------------------------------------------------------------------------------
Platinum Investor
  Survivor II                       0.75%             0.25% after 15th policy year  0.35% after 30th policy year
------------------------------------------------------------------------------------------------------------------
Platinum Investor VIP               0.70%             0.35% after 10th policy year  0.20% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Protection Advantage
  Select                            0.70%             0.35% after 10th policy year  0.20% after 20th policy year
------------------------------------------------------------------------------------------------------------------
Survivor Advantage                  0.70%             0.35% after 10th policy year  0.20% after 20th policy year
------------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statements of Operations.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administration charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance and other charges in the Statements of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance and other charges in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

                                   VL-R - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES - CONTINUED

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                             Cost of   Proceeds from
Divisions                                                                   Purchases      Sales
----------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares                     $2,118,136  $1,629,189
Alger Mid Cap Growth Portfolio - Class I-2 Shares                              576,466     705,609
American Century VP Value Fund - Class I                                     3,503,184   4,034,120
Dreyfus IP MidCap Stock Portfolio - Initial Shares                           1,243,347   1,280,043
Dreyfus VIF International Value Portfolio - Initial Shares                      34,167       9,781
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares               1,836,230   2,790,186
Dreyfus VIF Quality Bond Portfolio - Initial Shares                          1,919,479   2,545,820
Fidelity VIP Asset Manager Portfolio - Service Class 2                       1,195,249   1,447,561
Fidelity VIP Contrafund Portfolio - Service Class 2                          5,184,275   6,872,611
Fidelity VIP Equity-Income Portfolio - Service Class 2                       4,869,065   4,674,462
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                          119,491     175,894
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                          321,379     208,669
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                          213,876      98,439
Fidelity VIP Growth Portfolio - Service Class 2                              3,611,679   4,705,988
Fidelity VIP Mid Cap Portfolio - Service Class 2                             3,447,740   2,445,993
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2        1,409,431   1,777,984
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2      24,534      19,457
Franklin Templeton Franklin U.S. Government Fund - Class 2                     878,954     970,214
Franklin Templeton Mutual Shares Securities Fund - Class 2                   1,369,360   2,066,651
Franklin Templeton Templeton Foreign Securities Fund - Class 2               2,176,640   2,438,253
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares                 500,909     646,125
Invesco V.I. Core Equity Fund - Series I                                       978,007   1,632,545
Invesco V.I. Global Real Estate Fund - Series I                                 29,363       7,569
Invesco V.I. Government Securities Fund - Series I                              19,678      34,971
Invesco V.I. High Yield Fund - Series I                                        678,887     422,685
Invesco V.I. International Growth Fund - Series I                            1,996,248   2,330,577
Invesco Van Kampen V.I. American Franchise Fund - Series I                       2,592       3,113
Invesco Van Kampen V.I. Growth and Income Fund - Series I                    2,058,546   2,284,469
Janus Aspen Enterprise Portfolio - Service Shares                              830,902   1,073,249
Janus Aspen Forty Portfolio - Service Shares                                    34,638      22,661
Janus Aspen Overseas Portfolio - Service Shares                              3,646,958   4,094,454
Janus Aspen Worldwide Portfolio - Service Shares                               724,774     879,058
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                          20,211       6,958
JPMorgan Insurance Trust International Equity Portfolio - Class 1               11,402       9,434
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                      66,452     201,809
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                    810,177   1,109,419
MFS VIT Core Equity Series - Initial Class                                     859,983   1,147,773
MFS VIT Growth Series - Initial Class                                        1,872,724   2,340,212
MFS VIT New Discovery Series - Initial Class                                 1,766,868   2,051,834
MFS VIT Research Series - Initial Class                                        515,694     507,707
MFS VIT Total Return Series - Initial Class                                    121,657     157,301
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                      1,806,970   2,097,184
Neuberger Berman AMT Large Cap Value Portfolio - Class I                        17,875      18,937
Neuberger Berman AMT Socially Responsive Portfolio - Class I                     8,141         736
Oppenheimer Global Strategic Income Fund/VA (Non-Service)                        5,841      42,389
Oppenheimer Balanced Fund/VA - Non-Service Shares                              346,459     342,083
Oppenheimer Global Securities Fund/VA - Non-Service Shares                   1,497,944   1,561,636
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class        516,415     545,604
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class               16,576       6,588
PIMCO VIT Real Return Portfolio - Administrative Class                       4,455,194   5,409,029
PIMCO VIT Short-Term Portfolio - Administrative Class                        1,904,585   3,735,788
PIMCO VIT Total Return Portfolio - Administrative Class                      4,284,808   5,274,872
Pioneer Fund VCT Portfolio - Class I                                           349,014     568,714
Pioneer Growth Opportunities VCT Portfolio - Class I                           376,795     562,422
Pioneer Mid Cap Value VCT Portfolio - Class I                                  360,993     356,350

                                   VL-R - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                             Cost of   Proceeds from
Divisions                                                                   Purchases      Sales
----------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                                $1,082,781  $1,320,518
Putnam VT Growth and Income Fund - Class IB                                  1,817,686   2,309,709
Putnam VT International Value Fund - Class IB                                1,137,240   1,315,401
Putnam VT Multi-Cap Growth Fund - Class IB                                      17,637      12,171
Putnam VT Small Cap Value Fund - Class IB                                       71,235      51,161
Putnam VT Voyager Fund - Class IB                                              158,860     115,274
SunAmerica Aggressive Growth Portfolio - Class 1                               474,853     479,603
SunAmerica Balanced Portfolio - Class 1                                        899,311     604,794
UIF Growth Portfolio - Class I Shares                                          362,145     676,805
VALIC Company I International Equities Fund                                    389,829     540,061
VALIC Company I Mid Cap Index Fund                                           1,831,700   3,041,785
VALIC Company I Money Market I Fund                                          5,363,002   6,208,115
VALIC Company I Nasdaq-100 Index Fund                                        1,173,193   1,262,880
VALIC Company I Science & Technology Fund                                      346,541     355,643
VALIC Company I Small Cap Index Fund                                         1,207,039   1,559,415
VALIC Company I Stock Index Fund                                             2,635,453   4,626,509
Vanguard VIF High Yield Bond Portfolio                                       2,078,833   2,080,063
Vanguard VIF REIT Index Portfolio                                            3,017,277   3,318,642

                                   VL-R - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2013.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                                  822               (979)           (157)
   Corporate America (reduced surrender charge)                             385               (245)            140
   Income Advantage Select                                                  501               (291)            210
   Platinum Investor I & II                                                   9               (188)           (179)
   Platinum Investor I & II (first reduction in expense ratio)              386                (12)            375
   Platinum Investor III                                                  4,459            (40,229)        (35,770)
   Platinum Investor III (first reduction in expense ratio)              75,050             (7,485)         67,565
   Platinum Investor IV                                                     870             (1,158)           (288)
   Platinum Investor FlexDirector                                         4,522                 (7)          4,515
   Platinum Investor PLUS                                                   506             (5,708)         (5,202)
   Platinum Investor Survivor (first reduction in expense ratio)            790                (97)            693
   Platinum Investor Survivor II                                            866               (724)            143
   Platinum Investor Plus (first reduction in expense ratio)              5,306               (167)          5,139
   Platinum Investor VIP                                                  3,903             (3,278)            625
   Platinum Investor VIP (with GMWB rider)                                  386               (163)            222
   Protection Advantage Select                                            1,365               (682)            683
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                                2,460             (2,827)           (367)
   AG Income Advantage VUL (with GMWB rider)                                  -                (17)            (17)
   Corporate America (reduced surrender charge)                             391             (2,686)         (2,295)
   Income Advantage Select                                                   96                (55)             41
   Platinum Investor I & II                                                  52               (317)           (266)
   Platinum Investor I & II (first reduction in expense ratio)              344               (679)           (335)
   Platinum Investor III                                                  2,872            (14,884)        (12,012)
   Platinum Investor III (first reduction in expense ratio)              25,104             (4,589)         20,515
   Platinum Investor IV                                                   1,139             (3,854)         (2,715)
   Platinum Investor FlexDirector                                         4,320             (4,312)              9
   Platinum Investor PLUS                                                   577             (1,908)         (1,331)
   Platinum Investor Plus (first reduction in expense ratio)              2,855               (132)          2,722
   Platinum Investor Survivor (first reduction in expense ratio)              -               (371)           (371)
   Platinum Investor Survivor II                                            309               (137)            172
   Platinum Investor VIP                                                  4,710             (3,672)          1,038
   Platinum Investor VIP (with GMWB rider)                                   23                (84)            (61)
   Protection Advantage Select                                              327               (323)              4
American Century VP Value Fund - Class I
   AG Income Advantage VUL                                                1,957               (649)          1,309
   AG Legacy Plus                                                           270             (1,837)         (1,568)
   AG Legacy Plus (first reduction in expense ratio)                      3,367             (1,159)          2,208
   Corporate America (reduced surrender charge)                             534             (2,196)         (1,662)
   Income Advantage Select                                                  223                (32)            191
   Platinum Investor I & II                                               2,292             (4,768)         (2,476)
   Platinum Investor I & II (first reduction in expense ratio)            9,488            (10,491)         (1,003)
   Platinum Investor III                                                  7,606            (62,908)        (55,302)
   Platinum Investor III (first reduction in expense ratio)              81,551            (26,600)         54,951
   Platinum Investor IV                                                   3,230             (5,232)         (2,001)
   Platinum Investor FlexDirector                                            19                (12)              7
   Platinum Investor PLUS                                                   637            (18,318)        (17,682)
   Platinum Investor Plus (first reduction in expense ratio)             24,839             (5,388)         19,451
   Platinum Investor Survivor (first reduction in expense ratio)         83,992            (83,831)            161
   Platinum Investor Survivor II                                          3,768             (5,595)         (1,827)
   Platinum Investor VIP                                                 12,339             (6,993)          5,346
   Protection Advantage Select                                              651             (2,511)         (1,860)
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II (first reduction in expense ratio)            8,612             (8,612)              -
   Platinum Investor I & II (first reduction in expense ratio)           10,668            (10,574)             94
   Platinum Investor III                                                  2,426            (28,185)        (25,759)
   Platinum Investor III (first reduction in expense ratio)              38,745            (13,975)         24,770
   Platinum Investor IV                                                   2,638             (2,523)            115
   Platinum Investor FlexDirector                                         6,532                (42)          6,490

                                   VL-R - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor PLUS                                                   263              (4,870)        (4,607)
   Platinum Investor Plus (first reduction in expense ratio)              6,498              (1,919)         4,579
   Platinum Investor Survivor (first reduction in expense ratio)            536                (229)           307
   Platinum Investor Survivor II                                             71                (351)          (281)
Dreyfus VIF International Value Portfolio - Initial Shares
   AG Income Advantage VUL                                                2,231                (329)         1,901
   AG Income Advantage VUL (with GMWB rider)                                  -                 (17)           (17)
   Income Advantage Select                                                  386                (183)           203
   Protection Advantage Select                                              754                (411)           343
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
   Corporate America                                                         32                (148)          (116)
   Platinum Investor I & II                                                 677                (908)          (231)
   Platinum Investor I & II (first reduction in expense ratio)           53,950            (100,895)       (46,944)
   Platinum Investor III                                                 11,335             (55,415)       (44,079)
   Platinum Investor III (first reduction in expense ratio)              44,751             (29,837)        14,915
   Platinum Investor IV                                                   2,248              (2,778)          (530)
   Platinum Investor PLUS                                                   855             (11,723)       (10,868)
   Platinum Investor Plus (first reduction in expense ratio)              8,065                (655)         7,411
   Platinum Investor Survivor (first reduction in expense ratio)            417              (1,625)        (1,209)
   Platinum Investor Survivor II                                          9,246              (9,598)          (352)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                         17                 (73)           (56)
   Corporate America (reduced surrender charge)                             326                (577)          (251)
   Platinum Investor I & II                                                 223              (1,013)          (790)
   Platinum Investor I & II (first reduction in expense ratio)           47,799             (78,801)       (31,001)
   Platinum Investor III                                                  5,398             (51,554)       (46,156)
   Platinum Investor III (first reduction in expense ratio)              62,823             (20,938)        41,886
   Platinum Investor IV                                                   2,193              (5,666)        (3,474)
   Platinum Investor Plus (first reduction in expense ratio)              9,089              (1,834)         7,255
   Platinum Investor PLUS                                                   350              (9,494)        (9,145)
   Platinum Investor Survivor (first reduction in expense ratio)          2,373              (1,729)           644
   Platinum Investor Survivor II                                            582                (407)           175
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Income Advantage VUL                                                  626                (259)           367
   AG Legacy Plus                                                             3              (2,311)        (2,308)
   AG Legacy Plus                                                         2,617                (547)         2,071
   Corporate America (reduced surrender charge)                               -                (338)          (338)
   Income Advantage Select                                                   81                (200)          (119)
   Platinum Investor I & II                                                   -             (14,499)       (14,499)
   Platinum Investor I & II (first reduction in expense ratio)           20,808              (8,974)        11,833
   Platinum Investor III                                                  2,231             (40,624)       (38,393)
   Platinum Investor III (first reduction in expense ratio)              46,438             (13,703)        32,734
   Platinum Investor IV                                                     569                (971)          (403)
   Platinum Investor FlexDirector                                             9                 (22)           (12)
   Platinum Investor PLUS                                                   589             (11,925)       (11,337)
   Platinum Investor Plus (first reduction in expense ratio)             16,008              (2,023)        13,985
   Platinum Investor Survivor                                                 -                   -              -
   Platinum Investor Survivor (first reduction in expense ratio)            944                (231)           713
   Platinum Investor Survivor II                                            149                 (68)            81
   Platinum Investor VIP                                                  1,707              (1,473)           234
   Protection Advantage Select                                            2,440              (2,323)           117
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Income Advantage VUL                                                2,259              (2,486)          (227)
   AG Legacy Plus                                                            12              (5,017)        (5,005)
   AG Legacy Plus (first reduction in expense ratio)                      7,265              (1,158)         6,107
   Corporate America (reduced surrender charge)                           1,956              (4,059)        (2,103)
   Corporate Investor Select                                                 20                (505)          (485)
   Income Advantage Select                                                  867                (290)           576
   Platinum Investor I & II                                               4,862             (12,744)        (7,882)

                                   VL-R - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.

                                                                    Accumulation Units Accumulation Units Net Increase
Divisions                                                                 Issued            Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------------------
   Platinum Investor I & II (first reduction in expense ratio)            22,460             (32,231)         (9,772)
   Platinum Investor III                                                  33,468            (170,450)       (136,982)
   Platinum Investor III (first reduction in expense ratio)              185,107             (79,462)        105,644
   Platinum Investor IV                                                    5,867             (13,447)         (7,579)
   Platinum Investor FlexDirector                                            117                (239)           (121)
   Platinum Investor PLUS                                                  1,387             (39,091)        (37,703)
   Platinum Investor Plus (first reduction in expense ratio)              56,215              (3,259)         52,957
   Platinum Investor Survivor                                                  -                   -               -
   Platinum Investor Survivor (first reduction in expense ratio)          18,580             (15,089)          3,491
   Platinum Investor Survivor II                                           7,906              (8,383)           (477)
   Platinum Investor VIP                                                  22,570             (18,926)          3,645
   Platinum Investor VIP (with GMWB rider)                                    57                (163)           (105)
   Protection Advantage Select                                             1,208              (3,568)         (2,360)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Income Advantage VUL                                                 1,030              (1,214)           (184)
   AG Legacy Plus                                                             11              (5,187)         (5,176)
   AG Legacy Plus (first reduction in expense ratio)                       5,118              (1,491)          3,627
   Corporate America (reduced surrender charge)                            2,032              (8,756)         (6,724)
   Corporate Investor Select                                                  21                (535)           (514)
   Income Advantage Select                                                   373                 (56)            317
   Platinum Investor I & II                                               25,369             (28,157)         (2,789)
   Platinum Investor I & II (first reduction in expense ratio)            15,339             (25,580)        (10,242)
   Platinum Investor III                                                  10,303            (103,565)        (93,262)
Fidelity VIP Equity-Income Portfolio - Service Class 2 - continued
   Platinum Investor III (first reduction in expense ratio)               97,782             (32,702)         65,080
   Platinum Investor IV                                                    5,271              (3,275)          1,996
   Platinum Investor FlexDirector                                         13,311             (14,546)         (1,235)
   Platinum Investor PLUS                                                  2,300             (24,361)        (22,061)
   Platinum Investor Plus (first reduction in expense ratio)              29,021              (1,492)         27,529
   Platinum Investor Survivor                                                  -                   -               -
   Platinum Investor Survivor (first reduction in expense ratio)          21,669             (32,458)        (10,789)
   Platinum Investor Survivor II                                          14,180             (19,426)         (5,246)
   Platinum Investor VIP                                                  12,408             (12,251)            157
   Platinum Investor VIP (with GMWB rider)                                   238                (183)             55
   Protection Advantage Select                                               936                (813)            123
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AG Income Advantage VUL                                                 1,118              (1,304)           (187)
   Corporate Investor Select                                                   -                 (10)            (10)
   Income Advantage Select                                                    64                 (16)             49
   Platinum Investor I & II (first reduction in expense ratio)                 -              (6,410)         (6,410)
   Platinum Investor III                                                     419                (794)           (375)
   Platinum Investor III (first reduction in expense ratio)                4,632                (433)          4,199
   Platinum Investor IV                                                       57                 (20)             37
   Platinum Investor FlexDirector                                             52                 (47)              5
   Platinum Investor VIP                                                   1,380              (4,570)         (3,190)
   Protection Advantage Select                                             1,079                (750)            329
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AG Income Advantage VUL                                                     8              (1,163)         (1,155)
   Corporate America (reduced surrender charge)                            9,008              (2,394)          6,614
   Income Advantage Select                                                    11                  (2)              8
   Platinum Investor I & II (first reduction in expense ratio)                30                (360)           (330)
   Platinum Investor III                                                     372              (5,297)         (4,925)
   Platinum Investor III (first reduction in expense ratio)               11,311              (4,362)          6,948
   Platinum Investor IV                                                       20                  (5)             14
   Platinum Investor VIP                                                   1,241                (581)            660
   Platinum Investor VIP (with GMWB rider)                                    41                (127)            (87)
   Platinum Investor Survivor II                                           2,354                (268)          2,086
   Protection Advantage Select                                                63              (1,351)         (1,288)
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AG Income Advantage VUL                                                 1,742                (229)          1,513

                                   VL-R - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.

                                                                       Accumulation Units Accumulation Units Net Increase
Divisions                                                                    Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------
   Income Advantage Select                                                      787                 (53)            735
   Platinum Investor III                                                        826              (1,508)           (683)
   Platinum Investor III (first reduction in expense ratio)                   6,325              (4,487)          1,838
   Platinum Investor IV                                                          58                (281)           (224)
   Platinum Investor PLUS                                                        31                  (7)             24
   Platinum Investor Plus (first reduction in expense ratio)                     96                (188)            (92)
   Platinum Investor Survivor II                                                278                  (3)            275
   Platinum Investor VIP                                                      4,427                (430)          3,997
   Platinum Investor VIP (with GMWB rider)                                       60                (185)           (124)
   Protection Advantage Select                                                  447                (379)             68
Fidelity VIP Growth Portfolio - Service Class 2
   AG Income Advantage VUL                                                      885              (1,027)           (142)
   AG Legacy Plus                                                                18              (1,835)         (1,816)
   AG Legacy Plus (first reduction in expense ratio)                          1,331                (657)            674
   Corporate America (reduced surrender charge)                                 899              (5,851)         (4,952)
   Income Advantage Select                                                      173                 (72)            101
   Platinum Investor I & II                                                  29,599             (29,579)             20
   Platinum Investor I & II (first reduction in expense ratio)                9,555             (17,347)         (7,792)
Fidelity VIP Growth Portfolio - Service Class 2 - continued
   Platinum Investor III                                                     36,794            (237,751)       (200,957)
   Platinum Investor III (first reduction in expense ratio)                 158,544             (48,151)        110,394
   Platinum Investor IV                                                       3,781              (3,048)            733
   Platinum Investor FlexDirector                                             6,500              (6,501)             (1)
   Platinum Investor PLUS                                                     1,109             (37,715)        (36,606)
   Platinum Investor Plus (first reduction in expense ratio)                 46,157              (6,988)         39,169
   Platinum Investor Survivor
   Platinum Investor Survivor (first reduction in expense ratio)                870              (1,035)           (165)
   Platinum Investor Survivor II                                              3,029              (6,530)         (3,501)
   Platinum Investor VIP                                                      6,992              (3,318)          3,674
   Protection Advantage Select                                                1,421              (3,173)         (1,753)
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AG Income Advantage VUL                                                    1,280              (1,086)            193
   Corporate America (reduced surrender charge)                                 911              (3,526)         (2,615)
   Corporate Investor Select                                                     20                (477)           (457)
   Income Advantage Select                                                      431                (432)             (1)
   Income Advantage Select (with GMWB rider)                                      6                  (3)              3
   Platinum Investor I & II                                                      26                (144)           (118)
   Platinum Investor I & II (first reduction in expense ratio)                2,966                (209)          2,757
   Platinum Investor III                                                     12,354             (29,433)        (17,078)
   Platinum Investor III (first reduction in expense ratio)                  53,506             (17,896)         35,609
   Platinum Investor IV                                                       3,756              (9,724)         (5,968)
   Platinum Investor FlexDirector                                                39                 (16)             23
   Platinum Investor PLUS                                                       660              (4,253)         (3,593)
   Platinum Investor Plus (first reduction in expense ratio)                  7,633                (106)          7,527
   Platinum Investor Survivor
   Platinum Investor Survivor (first reduction in expense ratio)             39,302             (39,235)             67
   Platinum Investor Survivor II                                              3,540              (4,264)           (723)
   Platinum Investor VIP                                                     12,140              (9,586)          2,554
   Platinum Investor VIP (with GMWB rider)                                      114                 (12)            102
   Protection Advantage Select                                                  988                (381)            607
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AG Income Advantage VUL                                                    1,105                (859)            246
   Corporate America (reduced surrender charge)                                 811              (2,097)         (1,286)
   Income Advantage Select                                                      576                (141)            435
   Income Advantage Select (with GMWB rider)                                      6                  (3)              3
   Platinum Investor I & II                                                      20                (365)           (344)
   Platinum Investor I & II (first reduction in expense ratio)                  550                (904)           (354)
   Platinum Investor III                                                      7,122             (24,300)        (17,178)
   Platinum Investor III (first reduction in expense ratio)                  29,528             (18,037)         11,492
   Platinum Investor IV                                                       2,218             (10,639)         (8,421)

                                   VL-R - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.

                                                                            Accumulation Units Accumulation Units Net Increase
Divisions                                                                         Issued            Redeemed       (Decrease)
------------------------------------------------------------------------------------------------------------------------------
   Platinum Investor FlexDirector                                                     26                (61)            (35)
   Platinum Investor PLUS                                                            565             (5,982)         (5,417)
   Platinum Investor Plus (first reduction in expense ratio)                       6,437               (447)          5,990
   Platinum Investor Survivor (first reduction in expense ratio)                   3,899             (5,100)         (1,201)
   Platinum Investor Survivor II                                                   4,851             (5,591)           (740)
   Platinum Investor VIP                                                          11,153             (6,501)          4,652
   Platinum Investor VIP (with GMWB rider)                                            77                 (8)             69
   Protection Advantage Select                                                       754             (2,095)         (1,340)
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                    628             (1,510)           (882)
   AG Legacy Plus (first reduction in expense ratio)                               1,034                (98)            937
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                    4,007             (3,148)            859
   Platinum Investor I & II                                                           64             (1,254)         (1,190)
   Platinum Investor I & II (first reduction in expense ratio)                     2,688             (4,937)         (2,249)
   Platinum Investor III                                                           3,925            (26,467)        (22,542)
   Platinum Investor III (first reduction in expense ratio)                       30,406             (9,833)         20,573
   Platinum Investor IV                                                            2,998             (5,649)         (2,651)
   Platinum Investor FlexDirector                                                     18                (16)              2
   Platinum Investor PLUS                                                            569             (8,583)         (8,014)
   Platinum Investor Plus (first reduction in expense ratio)                      10,047               (731)          9,316
   Platinum Investor Survivor (first reduction in expense ratio)                     629             (4,252)         (3,623)
   Platinum Investor Survivor II                                                     355               (121)            234
   Platinum Investor VIP                                                           7,012             (4,320)          2,691
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AG Income Advantage VUL                                                         1,034               (670)            364
   Corporate America (reduced surrender charge)                                    1,459               (106)          1,353
   Income Advantage Select                                                           165               (123)             42
   Platinum Investor I & II                                                        1,415             (6,089)         (4,674)
   Platinum Investor I & II (first reduction in expense ratio)                     9,911            (14,378)         (4,467)
   Platinum Investor III                                                           7,111            (42,184)        (35,074)
   Platinum Investor III (first reduction in expense ratio)                       49,069            (30,632)         18,437
   Platinum Investor IV                                                            2,928            (13,313)        (10,385)
   Platinum Investor FlexDirector                                                     70               (295)           (225)
   Platinum Investor PLUS                                                          1,201            (13,696)        (12,495)
   Platinum Investor Plus (first reduction in expense ratio)                      14,828             (3,211)         11,618
   Platinum Investor Survivor (first reduction in expense ratio)                     803               (687)            116
   Platinum Investor Survivor II                                                   1,358               (490)            868
   Platinum Investor VIP                                                           5,720             (8,384)         (2,664)
   Platinum Investor VIP (with GMWB rider)                                             -                (33)            (33)
   Protection Advantage Select                                                     1,262             (3,421)         (2,160)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                                    121             (2,582)         (2,461)
   AG Legacy Plus (first reduction in expense ratio)                               3,230               (781)          2,449
   Corporate America (reduced surrender charge)                                      346             (3,934)         (3,588)
   Platinum Investor I & II                                                        6,902             (8,082)         (1,180)
   Platinum Investor I & II (first reduction in expense ratio)                    13,927            (15,282)         (1,354)
   Platinum Investor III                                                          14,499            (40,907)        (26,408)
   Platinum Investor III (first reduction in expense ratio)                       57,655            (25,424)         32,230
   Platinum Investor IV                                                            1,792             (2,871)         (1,079)
   Platinum Investor FlexDirector                                                  7,319             (7,902)           (583)
   Platinum Investor PLUS                                                            973             (8,253)         (7,280)
   Platinum Investor Plus (first reduction in expense ratio)                       8,499             (1,884)          6,615
   Platinum Investor Survivor (first reduction in expense ratio)                   5,195             (5,772)           (577)
   Platinum Investor Survivor II                                                  21,526            (22,167)           (641)
   Platinum Investor VIP                                                           9,621            (11,265)         (1,645)
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
   Platinum Investor I & II (first reduction in expense ratio)                         -               (132)           (132)

                                   VL-R - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor III                                                      -                  -               -
   Platinum Investor III (first reduction in expense ratio)                   -               (252)           (252)
   Platinum Investor Plus (first reduction in expense ratio)                  -                 (1)             (1)
   Platinum Investor Survivor (first reduction in expense ratio)              -            (29,535)        (29,535)
   Platinum Investor Survivor II                                         16,304            (16,626)           (322)
Invesco V.I. Core Equity Fund - Series I
   Corporate America                                                         31               (143)           (112)
   Corporate America (reduced surrender charge)                             806               (376)            429
   Platinum Investor I & II                                                  31                (75)            (44)
   Platinum Investor I & II (first reduction in expense ratio)           23,995            (50,861)        (26,866)
   Platinum Investor III                                                  2,911            (27,259)        (24,348)
   Platinum Investor III (first reduction in expense ratio)              26,754            (26,852)            (98)
   Platinum Investor IV                                                     804             (1,372)           (568)
   Platinum Investor PLUS                                                   506             (8,254)         (7,747)
   Platinum Investor Plus (first reduction in expense ratio)              8,976             (1,167)          7,809
   Platinum Investor Survivor (first reduction in expense ratio)          1,420             (3,212)         (1,792)
   Platinum Investor Survivor II                                            250                (28)            222
Invesco V.I. Global Real Estate Fund - Series I
   AG Income Advantage VUL                                                  332               (222)            110
   Income Advantage Select                                                1,113               (241)            872
   Protection Advantage Select                                              216                (99)            117
Invesco V.I. Government Securities Fund - Series I
   AG Legacy Plus                                                            61             (2,484)         (2,424)
   AG Legacy Plus (first reduction in expense ratio)                      1,551               (788)            763
Invesco V.I. High Yield Fund - Series I
   Platinum Investor Plus (first reduction in expense ratio)                532                (65)            467
   Platinum Investor I & II (first reduction in expense ratio)           13,617            (18,788)         (5,171)
   Platinum Investor III                                                  6,697            (13,018)         (6,321)
   Platinum Investor III (first reduction in expense ratio)              14,200             (2,354)         11,846
   Platinum Investor IV                                                     318               (134)            183
   Platinum Investor PLUS                                                   217             (1,124)           (908)
   Platinum Investor Survivor (first reduction in expense ratio)          2,087                 (2)          2,085
   Platinum Investor Survivor II                                         11,102               (113)         10,989
Invesco V.I. International Growth Fund - Series I
   AG Income Advantage VUL                                                1,069             (1,164)            (95)
   AG Legacy Plus                                                            43             (1,934)         (1,891)
   AG Legacy Plus (first reduction in expense ratio)                      1,310               (647)            663
   Corporate America                                                         23               (102)            (80)
   Corporate America (reduced surrender charge)                             766             (6,991)         (6,224)
   Corporate Investor Select                                                 23               (525)           (502)
   Income Advantage Select                                                1,080               (262)            819
   Platinum Investor I & II                                               7,065             (9,281)         (2,215)
   Platinum Investor I & II (first reduction in expense ratio)           43,573            (23,113)         20,459
   Platinum Investor III                                                  7,431            (39,085)        (31,654)
   Platinum Investor III (first reduction in expense ratio)              44,235            (28,394)         15,841
   Platinum Investor IV                                                   2,526             (8,590)         (6,063)
   Platinum Investor FlexDirector                                            44               (138)            (94)
   Platinum Investor PLUS                                                   454             (4,390)         (3,936)
   Platinum Investor Plus (first reduction in expense ratio)              8,422             (1,189)          7,234
   Platinum Investor Survivor (first reduction in expense ratio)          1,919             (4,607)         (2,688)
   Platinum Investor Survivor II                                         12,918            (12,509)            409
   Platinum Investor VIP                                                 10,995             (9,332)          1,663
   Platinum Investor VIP (with GMWB rider)                                  221                (31)            190
   Protection Advantage Select                                            1,073               (317)            756

                                   VL-R - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American Franchise Fund - Series I
   AG Legacy Plus                                                             -                (346)          (346)
   AG Legacy Plus (first reduction in expense ratio)                        198                 (41)           157
Invesco Van Kampen V.I. Growth and Income Fund - Series I
   AG Income Advantage VUL                                                  838                (780)            58
   AG Income Advantage VUL (with GMWB rider)                                  -                 (18)           (18)
   Corporate America (reduced surrender charge)                               -                (709)          (709)
   Income Advantage Select                                                  144                (160)           (16)
   Platinum Investor I & II                                                 543              (2,439)        (1,896)
   Platinum Investor I & II (first reduction in expense ratio)            4,743             (10,380)        (5,637)
   Platinum Investor III                                                 11,944             (52,246)       (40,302)
   Platinum Investor III (first reduction in expense ratio)              52,974             (22,905)        30,069
   Platinum Investor IV                                                   3,338              (9,503)        (6,165)
   Platinum Investor FlexDirector                                             4                 (74)           (70)
   Platinum Investor PLUS                                                   687             (10,788)       (10,101)
   Platinum Investor Plus (first reduction in expense ratio)             15,594                (962)        14,632
   Platinum Investor Survivor (first reduction in expense ratio)          2,735                (795)         1,940
   Platinum Investor Survivor II                                         21,862             (14,744)         7,118
   Platinum Investor VIP                                                  6,805              (3,681)         3,125
   Protection Advantage Select                                            1,310              (2,473)        (1,163)
Janus Aspen Enterprise Portfolio - Service Shares
   AG Income Advantage VUL                                                  261              (1,084)          (823)
   Corporate America (reduced surrender charge)                             517              (1,555)        (1,037)
   Income Advantage Select                                                   98                (158)           (60)
   Platinum Investor I & II                                               1,199              (1,199)             -
   Platinum Investor I & II (first reduction in expense ratio)            4,669              (1,347)         3,322
   Platinum Investor III                                                  3,947             (57,206)       (53,260)
   Platinum Investor III (first reduction in expense ratio)              40,839             (16,914)        23,925
   Platinum Investor IV                                                     946              (2,346)        (1,400)
   Platinum Investor FlexDirector                                            10                 (17)            (7)
   Platinum Investor PLUS                                                   225              (2,546)        (2,321)
   Platinum Investor Plus (first reduction in expense ratio)              4,552                (475)         4,077
   Platinum Investor Survivor (first reduction in expense ratio)            123                (104)            18
   Platinum Investor Survivor II                                            144                (194)           (49)
   Platinum Investor VIP                                                  3,281                (893)         2,388
   Protection Advantage Select                                              143                (976)          (833)
Janus Aspen Forty Portfolio - Service Shares
   AG Income Advantage VUL                                                  859                (174)           684
   AG Income Advantage VUL (with GMWB rider)                                  -                 (16)           (16)
   Income Advantage Select                                                  782                (131)           651
   Protection Advantage Select                                              863              (1,569)          (706)
Janus Aspen Overseas Portfolio - Service Shares
   AG Income Advantage VUL                                                3,105              (1,568)         1,537
   Corporate America (reduced surrender charge)                             627              (4,597)        (3,970)
   Platinum Investor I & II                                               2,725              (2,876)          (150)
   Platinum Investor I & II (first reduction in expense ratio)            8,125             (26,785)       (18,660)
   Platinum Investor III                                                 27,087             (62,960)       (35,873)
   Platinum Investor III (first reduction in expense ratio)              92,837             (67,980)        24,857
   Platinum Investor IV                                                   3,492              (5,112)        (1,621)
   Platinum Investor FlexDirector                                        11,931             (17,180)        (5,249)
   Platinum Investor PLUS                                                   511              (5,170)        (4,659)
   Platinum Investor Plus (first reduction in expense ratio)             13,171              (2,814)        10,357
   Platinum Investor Survivor
   Platinum Investor Survivor (first reduction in expense ratio)        144,073            (142,640)         1,433
   Platinum Investor Survivor II                                          3,874              (4,218)          (344)
   Platinum Investor VIP                                                 16,506             (13,200)         3,306
   Platinum Investor VIP (with GMWB rider)                                  949                (147)           802
   Protection Advantage Select                                            2,424                (985)         1,439
Janus Aspen Worldwide Portfolio - Service Shares

                                   VL-R - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.

                                                                         Accumulation Units Accumulation Units Net Increase
Divisions                                                                      Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------------
   Corporate America (reduced surrender charge)                                   121               (284)           (163)
   Platinum Investor I & II                                                       837               (837)              0
   Platinum Investor I & II (first reduction in expense ratio)                  6,281             (5,631)            650
   Platinum Investor III                                                        1,882            (60,251)        (58,369)
   Platinum Investor III (first reduction in expense ratio)                    44,668            (14,590)         30,077
   Platinum Investor IV                                                           637               (800)           (163)
   Platinum Investor PLUS                                                         408             (8,243)         (7,835)
   Platinum Investor Plus (first reduction in expense ratio)                    9,682               (572)          9,110
   Platinum Investor Survivor (first reduction in expense ratio)                  601               (263)            338
   Platinum Investor Survivor II                                                  290               (217)             73
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
   AG Income Advantage VUL                                                        179               (129)             50
   Income Advantage Select                                                        229                (77)            152
   Protection Advantage Select                                                    900               (315)            585
JPMorgan Insurance Trust International Equity Portfolio - Class 1
   AG Income Advantage VUL                                                        238               (140)             99
   AG Income Advantage VUL (with GMWB rider)                                        -                (18)            (18)
   Income Advantage Select                                                        279               (249)             30
   Protection Advantage Select                                                    363               (365)             (2)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor I & II                                                         -               (202)           (202)
   Platinum Investor I & II (first reduction in expense ratio)                      -               (111)           (111)
   Platinum Investor III                                                            -             (2,980)         (2,980)
   Platinum Investor III (first reduction in expense ratio)                     1,733             (3,105)         (1,372)
   Platinum Investor IV                                                            50               (290)           (240)
   Platinum Investor PLUS                                                           -             (1,770)         (1,770)
   Platinum Investor Plus (first reduction in expense ratio)                      327                  -             327
   Platinum Investor Survivor (first reduction in expense ratio)                    -                 (5)             (5)
   Platinum Investor Survivor II                                                    -               (113)           (113)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor I & II                                                     8,067             (7,996)             71
   Platinum Investor I & II (first reduction in expense ratio)                  3,839             (5,530)         (1,691)
   Platinum Investor III                                                        4,697            (22,187)        (17,490)
   Platinum Investor III (first reduction in expense ratio)                    20,345             (7,176)         13,168
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 - continued
   Platinum Investor IV                                                         1,379             (6,971)         (5,593)
   Platinum Investor FlexDirector                                                  39                (13)             26
   Platinum Investor PLUS                                                         296             (4,751)         (4,455)
   Platinum Investor Plus (first reduction in expense ratio)                    6,327             (1,871)          4,455
   Platinum Investor Survivor (first reduction in expense ratio)                   65                (10)             55
   Platinum Investor Survivor II                                                1,192             (2,123)           (931)
   Platinum Investor VIP                                                        5,472             (6,622)         (1,150)
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                                   207               (414)           (207)
   Platinum Investor I & II                                                     1,140             (1,121)             20
   Platinum Investor I & II (first reduction in expense ratio)                  3,126             (9,652)         (6,526)
   Platinum Investor III                                                        2,293            (40,002)        (37,709)
   Platinum Investor III (first reduction in expense ratio)                    29,586            (15,183)         14,402
   Platinum Investor IV                                                           750               (697)             53
   Platinum Investor PLUS                                                       1,919            (17,953)        (16,034)
   Platinum Investor Plus (first reduction in expense ratio)                   21,620             (1,169)         20,451
   Platinum Investor Survivor (first reduction in expense ratio)                1,167             (1,147)             20
   Platinum Investor Survivor II                                                    -                (20)            (20)
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                                 309               (929)           (620)
   AG Legacy Plus (first reduction in expense ratio)                            1,109               (769)            339
   Corporate America (reduced surrender charge)                                     -                (14)            (14)
   Platinum Investor I & II                                                       128               (128)              -
   Platinum Investor I & II (first reduction in expense ratio)                 19,740            (38,220)        (18,481)
   Platinum Investor III                                                        8,680            (89,139)        (80,459)

                                   VL-R - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor III (first reduction in expense ratio)              63,397            (14,760)         48,638
   Platinum Investor IV                                                     688               (750)            (61)
   Platinum Investor FlexDirector                                        15,295            (16,508)         (1,213)
   Platinum Investor PLUS                                                 1,000            (13,441)        (12,441)
   Platinum Investor Plus (first reduction in expense ratio)             17,471             (1,527)         15,943
   Platinum Investor Survivor
   Platinum Investor Survivor (first reduction in expense ratio)            870             (1,345)           (475)
   Platinum Investor Survivor II                                            525                (36)            488
MFS VIT New Discovery Series - Initial Class
   AG Income Advantage VUL                                                  280               (259)             20
   AG Legacy Plus                                                         3,650             (5,521)         (1,872)
   AG Legacy Plus (first reduction in expense ratio)                      4,672               (107)          4,565
   Corporate America (reduced surrender charge)                             113             (1,105)           (992)
   Income Advantage Select                                                   84               (114)            (30)
   Platinum Investor I & II                                               8,696             (8,626)             70
   Platinum Investor I & II (first reduction in expense ratio)            1,169             (2,152)           (983)
   Platinum Investor III                                                  2,863            (55,280)        (52,417)
   Platinum Investor III (first reduction in expense ratio)              45,481            (10,085)         35,395
   Platinum Investor IV                                                   2,044             (1,263)            781
   Platinum Investor FlexDirector                                         2,055             (2,384)           (330)
   Platinum Investor PLUS                                                 1,010             (9,805)         (8,795)
   Platinum Investor Plus (first reduction in expense ratio)             10,332             (1,992)          8,340
   Platinum Investor Survivor (first reduction in expense ratio)            167               (681)           (514)
   Platinum Investor Survivor II                                          8,620             (8,441)            179
   Platinum Investor VIP                                                  3,174             (2,725)            448
   Platinum Investor VIP (with GMWB rider)                                    -                 (6)             (6)
   Protection Advantage Select                                              222               (760)           (538)
MFS VIT Research Series - Initial Class
   AG Income Advantage VUL                                                  334               (186)            148
   Income Advantage Select                                                  588                (71)            517
   Platinum Investor I & II (first reduction in expense ratio)              582             (1,089)           (507)
   Platinum Investor III                                                  6,462            (19,211)        (12,749)
   Platinum Investor III (first reduction in expense ratio)              17,347             (5,920)         11,428
   Platinum Investor IV                                                     417               (870)           (453)
   Platinum Investor PLUS                                                   197             (5,756)         (5,559)
   Platinum Investor Plus (first reduction in expense ratio)              7,770               (245)          7,525
   Platinum Investor Survivor (first reduction in expense ratio)            856             (1,144)           (288)
   Platinum Investor Survivor II                                             20                (63)            (42)
   Platinum Investor VIP                                                  2,156               (578)          1,578
   Protection Advantage Select                                              436               (239)            197
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                           625            (13,753)        (13,128)
   AG Legacy Plus (first reduction in expense ratio)                      8,549             (2,639)          5,909
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AG Income Advantage VUL                                                   76               (382)           (306)
   Corporate America (reduced surrender charge)                             328             (1,152)           (823)
   Income Advantage Select                                                  618                (77)            541
   Platinum Investor I & II                                              16,036            (16,144)           (108)
   Platinum Investor I & II (first reduction in expense ratio)            4,838            (11,193)         (6,354)
   Platinum Investor III                                                  4,968            (41,812)        (36,844)
   Platinum Investor III (first reduction in expense ratio)              33,724            (10,199)         23,525
   Platinum Investor IV                                                   1,491             (1,049)            442
   Platinum Investor FlexDirector                                             2                 (2)              -
   Platinum Investor PLUS                                                   753            (11,395)        (10,642)
   Platinum Investor Plus (first reduction in expense ratio)             12,973               (847)         12,125
   Platinum Investor Survivor (first reduction in expense ratio)         58,695            (57,583)          1,112
   Platinum Investor Survivor II                                            358                (96)            263
   Platinum Investor VIP                                                  4,353             (2,854)          1,499
   Platinum Investor VIP (with GMWB rider)                                   18                (78)            (60)
   Protection Advantage Select                                              406             (1,217)           (811)

                                   VL-R - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                             Accumulation Units Accumulation Units Net Increase
Divisions                                                                          Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Large Cap Value Portfolio - Class I
   AG Legacy Plus                                                                     419               (539)           (120)
   AG Legacy Plus (first reduction in expense ratio)                                  979               (922)             57
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AG Income Advantage VUL                                                             46                 (4)             42
   Corporate America (reduced surrender charge)                                       534                (18)            516
   Income Advantage Select                                                             12                 (1)             11
   Protection Advantage Select                                                         27                 (7)             20
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                            315               (235)             80
   Income Advantage Select                                                            109                (90)             20
   Platinum Investor I & II                                                            10             (1,221)         (1,211)
   Platinum Investor I & II (first reduction in expense ratio)                      1,992               (455)          1,538
   Platinum Investor III                                                            1,613            (11,721)        (10,108)
   Platinum Investor III (first reduction in expense ratio)                        19,586             (2,575)         17,011
   Platinum Investor IV                                                             1,108             (2,644)         (1,535)
   Platinum Investor FlexDirector                                                      37                (41)             (3)
   Platinum Investor PLUS                                                             494             (2,164)         (1,670)
   Platinum Investor Plus (first reduction in expense ratio)                        1,904                (50)          1,854
   Platinum Investor Survivor (first reduction in expense ratio)                      239                 (9)            230
   Platinum Investor Survivor II                                                      471               (189)            283
   Platinum Investor VIP                                                            3,701             (5,769)         (2,068)
   Protection Advantage Select                                                        213               (499)           (286)
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                          1,286               (472)            814
   Corporate America (reduced surrender charge)                                       548             (2,449)         (1,901)
   Corporate Investor Select                                                           30               (751)           (720)
   Income Advantage Select                                                            334               (164)            170
   Platinum Investor I & II                                                            97             (2,575)         (2,479)
   Platinum Investor I & II (first reduction in expense ratio)                      5,099               (353)          4,745
   Platinum Investor III                                                            5,633            (19,331)        (13,698)
   Platinum Investor III (first reduction in expense ratio)                        29,091             (7,937)         21,153
   Platinum Investor IV                                                             2,658             (7,893)         (5,235)
   Platinum Investor FlexDirector                                                      22                (13)              9
   Platinum Investor PLUS                                                             542             (2,615)         (2,073)
   Platinum Investor Plus (first reduction in expense ratio)                        4,009                (80)          3,929
   Platinum Investor Survivor (first reduction in expense ratio)                   32,986            (22,820)         10,166
   Platinum Investor Survivor II                                                    5,809             (6,083)           (274)
   Platinum Investor VIP                                                            9,256             (4,933)          4,323
   Platinum Investor VIP (with GMWB rider)                                             58               (158)            (99)
   Protection Advantage Select                                                        677             (1,777)         (1,100)
Oppenheimer Global Strategic Income Fund/VA (Non-Service)
   AG Legacy Plus (first reduction in expense ratio)                                   90               (130)            (40)
   AG Legacy Plus                                                                     271             (4,070)         (3,799)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   AG Income Advantage VUL                                                            938               (286)            652
   AG Income Advantage VUL (with GMWB rider)                                            -                 (8)             (8)
   Corporate America (reduced surrender charge)                                       562             (3,408)         (2,845)
   Income Advantage Select                                                            538                (78)            460
   Platinum Investor I & II                                                             -                  -               -
   Platinum Investor I & II (first reduction in expense ratio)                     13,649               (546)         13,103
   Platinum Investor III                                                            4,051             (5,108)         (1,058)
   Platinum Investor III (first reduction in expense ratio)                        12,595             (9,078)          3,517
   Platinum Investor IV                                                             2,230             (2,321)            (91)
   Platinum Investor FlexDirector                                                   9,469             (8,374)          1,096
   Platinum Investor PLUS                                                             214             (1,243)         (1,029)
   Platinum Investor Plus (first reduction in expense ratio)                        1,711               (159)          1,552
   Platinum Investor Survivor II                                                    6,784            (11,248)         (4,464)
   Platinum Investor VIP                                                            4,169            (13,830)         (9,662)
   Platinum Investor VIP (with GMWB rider)                                             73                 (8)             65
   Protection Advantage Select                                                      1,448             (1,917)           (468)

                                   VL-R - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                             Accumulation Units Accumulation Units Net Increase
Divisions                                                                          Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AG Income Advantage VUL                                                             44                 (49)             (6)
   Income Advantage Select                                                            485                (107)            378
   Protection Advantage Select                                                        587                (317)            271
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                            666                (951)           (286)
   AG Legacy Plus                                                                     376              (7,159)         (6,783)
   AG Legacy Plus (first reduction in expense ratio)                                4,651              (1,193)          3,458
   Corporate America (reduced surrender charge)                                       748              (4,762)         (4,014)
   Corporate Investor Select                                                           12                (282)           (269)
   Income Advantage Select                                                            378                (127)            251
   Platinum Investor I & II                                                           418              (4,454)         (4,036)
   Platinum Investor I & II (first reduction in expense ratio)                     90,971             (94,577)         (3,606)
   Platinum Investor III                                                            2,231            (103,481)       (101,250)
   Platinum Investor III (first reduction in expense ratio)                       165,543             (30,729)        134,814
   Platinum Investor IV                                                             2,465              (8,177)         (5,712)
   Platinum Investor FlexDirector                                                       -                 (35)            (35)
   Platinum Investor PLUS                                                           1,293             (17,119)        (15,826)
   Platinum Investor Plus (first reduction in expense ratio)                       21,536              (2,907)         18,630
   Platinum Investor Survivor (first reduction in expense ratio)                    3,047              (7,831)         (4,785)
   Platinum Investor Survivor II                                                    5,983             (15,164)         (9,180)
   Platinum Investor VIP                                                            8,160             (12,748)         (4,587)
   Protection Advantage Select                                                        401                (228)            173
PIMCO VIT Short-Term Portfolio - Administrative Class
   AG Income Advantage VUL                                                          1,469                (386)          1,083
   AG Income Advantage VUL (with GMWB rider)                                            -                 (13)            (13)
   Corporate America (reduced surrender charge)                                       323              (6,134)         (5,812)
   Corporate Investor Select                                                            -                 (16)            (16)
   Income Advantage Select                                                            329                (128)            201
   Platinum Investor I & II                                                         1,557              (1,557)              -
   Platinum Investor I & II (first reduction in expense ratio)                      3,506              (5,578)         (2,072)
   Platinum Investor III                                                           12,398             (64,222)        (51,824)
   Platinum Investor III (first reduction in expense ratio)                        65,411             (84,448)        (19,037)
   Platinum Investor IV                                                             4,262              (3,207)          1,056
   Platinum Investor FlexDirector                                                  30,489             (19,082)         11,407
   Platinum Investor PLUS                                                           6,064              (6,949)           (885)
   Platinum Investor Plus (first reduction in expense ratio)                        3,812              (1,242)          2,570
   Platinum Investor Survivor (first reduction in expense ratio)                    1,306              (8,284)         (6,978)
   Platinum Investor Survivor II                                                   21,806            (102,212)        (80,406)
   Platinum Investor VIP                                                            7,264              (3,113)          4,151
   Platinum Investor VIP (with GMWB rider)                                            195                 (20)            175
   Protection Advantage Select                                                        246                (148)             98
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                          1,731                (648)          1,082
   AG Income Advantage VUL (with GMWB rider)                                            -                 (11)            (11)
   AG Legacy Plus                                                                      38              (5,778)         (5,740)
   AG Legacy Plus (first reduction in expense ratio)                                6,859              (1,940)          4,918
   Corporate America (reduced surrender charge)                                     6,927              (7,057)           (130)
   Corporate Investor Select                                                           28                (576)           (549)
   Income Advantage Select                                                            644                (212)            433
   Platinum Investor I & II                                                         1,283              (3,573)         (2,290)
   Platinum Investor I & II (first reduction in expense ratio)                      8,557             (20,324)        (11,767)
   Platinum Investor III                                                            5,696             (78,144)        (72,448)
   Platinum Investor III (first reduction in expense ratio)                       118,220             (44,191)         74,028
   Platinum Investor IV                                                             5,448              (6,117)           (670)
   Platinum Investor FlexDirector                                                  14,151             (21,873)         (7,722)
   Platinum Investor PLUS                                                           5,375             (27,995)        (22,619)
   Platinum Investor Plus (first reduction in expense ratio)                       32,789              (7,457)         25,332
   Platinum Investor Survivor (first reduction in expense ratio)                    5,904              (8,667)         (2,763)
   Platinum Investor Survivor II                                                   22,883             (50,936)        (28,053)
   Platinum Investor VIP                                                           15,388             (14,137)          1,251

                                   VL-R - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                             Accumulation Units Accumulation Units Net Increase
Divisions                                                                          Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class - continued
   Platinum Investor VIP (with GMWB rider)                                            247                (36)            210
   Protection Advantage Select                                                      6,554             (4,187)          2,367
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                             -               (154)           (154)
   Platinum Investor I & II (first reduction in expense ratio)                     17,115            (37,344)        (20,230)
   Platinum Investor III                                                               80             (2,182)         (2,102)
   Platinum Investor III (first reduction in expense ratio)                         3,791             (6,093)         (2,303)
   Platinum Investor PLUS                                                               1               (449)           (448)
   Platinum Investor Plus (first reduction in expense ratio)                          589                (60)            529
   Platinum Investor Survivor (first reduction in expense ratio)                      196                (79)            117
   Platinum Investor Survivor II                                                        -                (18)            (18)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                                   20                (92)            (72)
   Platinum Investor I & II                                                             3                (68)            (65)
   Platinum Investor I & II (first reduction in expense ratio)                      6,784            (18,432)        (11,648)
   Platinum Investor III                                                              520             (9,606)         (9,086)
   Platinum Investor III (first reduction in expense ratio)                         9,637             (8,228)          1,409
   Platinum Investor PLUS                                                             142             (1,198)         (1,056)
   Platinum Investor Plus (first reduction in expense ratio)                        1,336                (69)          1,267
   Platinum Investor Survivor (first reduction in expense ratio)                       67                (43)             24
   Platinum Investor Survivor II                                                        -                (10)            (10)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AG Income Advantage VUL                                                            362               (141)            221
   Corporate America (reduced surrender charge)                                         -               (336)           (336)
   Income Advantage Select                                                            116               (109)              6
   Platinum Investor I & II                                                            22                 (6)             17
   Platinum Investor I & II (first reduction in expense ratio)                          -                (15)            (15)
   Platinum Investor III                                                              465             (1,902)         (1,437)
   Platinum Investor III (first reduction in expense ratio)                         1,250             (1,085)            165
   Platinum Investor IV                                                               256               (172)             84
   Platinum Investor FlexDirector                                                  17,934            (19,467)         (1,532)
   Platinum Investor PLUS                                                             218               (718)           (500)
   Platinum Investor Plus (first reduction in expense ratio)                          518               (136)            382
   Platinum Investor Survivor II                                                    1,413                (61)          1,352
   Platinum Investor VIP                                                            3,683             (3,126)            557
   Platinum Investor VIP (with GMWB rider)                                            365               (140)            225
   Protection Advantage Select                                                        416               (202)            215
Putnam VT Diversified Income Fund - Class IB
   AG Income Advantage VUL                                                          2,240               (118)          2,122
   AG Legacy Plus                                                                      85             (2,055)         (1,971)
   AG Legacy Plus (first reduction in expense ratio)                                2,168               (248)          1,920
   Corporate America                                                                    -             (6,092)         (6,092)
   Corporate America (reduced surrender charge)                                       399             (1,040)           (641)
   Income Advantage Select                                                            110               (157)            (46)
   Income Advantage Select (with GMWB rider)                                            8                 (4)              4
   Platinum Investor I & II                                                             -                (31)            (31)
   Platinum Investor I & II (first reduction in expense ratio)                      1,286             (1,549)           (263)
   Platinum Investor III                                                              893            (26,955)        (26,062)
   Platinum Investor III (first reduction in expense ratio)                        40,122            (28,840)         11,282
   Platinum Investor IV                                                             1,084             (1,017)             67
   Platinum Investor FlexDirector                                                       5                 (7)             (2)
   Platinum Investor PLUS                                                             159             (3,211)         (3,052)
   Platinum Investor Plus (first reduction in expense ratio)                        4,189               (136)          4,053
   Platinum Investor Survivor (first reduction in expense ratio)                      699                (59)            640
   Platinum Investor Survivor II                                                    4,250                (86)          4,164
   Platinum Investor VIP                                                            4,138             (3,959)            179
   Protection Advantage Select                                                        156               (178)            (22)
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                                    -             (8,484)         (8,484)
   Corporate America (reduced surrender charge)                                       793             (1,091)           (298)

                                   VL-R - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                             Accumulation Units Accumulation Units Net Increase
Divisions                                                                          Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
   Platinum Investor I & II                                                           355               (414)            (59)
   Platinum Investor I & II (first reduction in expense ratio)                      3,034            (11,421)         (8,388)
   Platinum Investor III                                                            3,799            (91,540)        (87,741)
   Platinum Investor III (first reduction in expense ratio)                        83,637            (16,728)         66,909
   Platinum Investor IV                                                             3,299             (1,903)          1,396
   Platinum Investor PLUS                                                             795            (16,281)        (15,486)
   Platinum Investor Plus (first reduction in expense ratio)                       17,147             (2,540)         14,607
   Platinum Investor Survivor (first reduction in expense ratio)                      697             (1,498)           (801)
   Platinum Investor Survivor II                                                    1,247               (361)            886
Putnam VT International Value Fund - Class IB
   Corporate America (reduced surrender charge)                                     1,221               (616)            605
   Platinum Investor I & II                                                         1,917             (1,889)             27
   Platinum Investor I & II (first reduction in expense ratio)                     15,271            (35,855)        (20,585)
   Platinum Investor III                                                            4,040            (29,043)        (25,003)
   Platinum Investor III (first reduction in expense ratio)                        46,698            (20,431)         26,268
   Platinum Investor IV                                                             1,761             (1,909)           (148)
   Platinum Investor FlexDirector                                                       7                (12)             (5)
   Platinum Investor PLUS                                                             439             (5,119)         (4,680)
   Platinum Investor Plus (first reduction in expense ratio)                        8,922             (1,034)          7,888
   Platinum Investor Survivor                                                           -                  -               -
   Platinum Investor Survivor (first reduction in expense ratio)                    1,380             (1,178)            201
   Platinum Investor Survivor II                                                    9,070             (9,665)           (595)
   Platinum Investor VIP                                                           10,949             (6,450)          4,499
   Platinum Investor VIP (with GMWB rider)                                             79               (164)            (85)
Putnam VT Multi-Cap Growth Fund - Class IB
   AG Legacy Plus                                                                     478               (663)           (185)
   AG Legacy Plus (first reduction in expense ratio)                                  633                (80)            553
Putnam VT Small Cap Value Fund - Class IB
   AG Income Advantage VUL                                                          1,456                (87)          1,369
   AG Legacy Plus                                                                   1,165             (1,387)           (222)
   AG Legacy Plus (first reduction in expense ratio)                                  932               (646)            286
   Income Advantage Select                                                             48                (12)             36
   Protection Advantage Select                                                         80                (94)            (14)
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                                   5,408            (11,265)         (5,857)
   AG Legacy Plus (first reduction in expense ratio)                                6,476               (277)          6,199
SunAmerica Aggressive Growth Portfolio - Class 1
   AG Income Advantage VUL                                                             98                (95)              3
   Income Advantage Select                                                             60                (18)             42
   Platinum Investor I & II (first reduction in expense ratio)                         96               (582)           (486)
   Platinum Investor III                                                            1,809            (22,354)        (20,545)
   Platinum Investor III (first reduction in expense ratio)                        27,700             (2,150)         25,551
   Platinum Investor IV                                                             1,633             (1,679)            (46)
   Platinum Investor FlexDirector                                                       1                (20)            (19)
   Platinum Investor PLUS                                                             276             (2,119)         (1,843)
   Platinum Investor Plus (first reduction in expense ratio)                        2,710               (519)          2,191
   Platinum Investor Survivor II                                                       16                  -              16
   Platinum Investor VIP                                                            3,746             (2,086)          1,660
   Protection Advantage Select                                                        103                (56)             47
SunAmerica Balanced Portfolio - Class 1
   AG Income Advantage VUL                                                            125                (36)             90
   Income Advantage Select                                                             41               (153)           (111)
   Platinum Investor I & II (first reduction in expense ratio)                      3,785             (1,263)          2,522
   Platinum Investor III                                                            1,431            (20,656)        (19,225)
   Platinum Investor III (first reduction in expense ratio)                        39,782             (2,456)         37,326
   Platinum Investor IV                                                               889             (1,024)           (135)
   Platinum Investor FlexDirector                                                       3                 (2)              1
   Platinum Investor PLUS                                                             594             (8,841)         (8,247)
   Platinum Investor Plus (first reduction in expense ratio)                        9,791             (1,010)          8,781

                                   VL-R - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                             Accumulation Units Accumulation Units Net Increase
Divisions                                                                          Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
   Platinum Investor Survivor (first reduction in expense ratio)                    6,553                (52)          6,501
   Platinum Investor Survivor II                                                      143                (44)             99
   Platinum Investor VIP                                                            1,414             (3,099)         (1,685)
   Protection Advantage Select                                                         50               (134)            (84)
UIF Growth Portfolio - Class I Shares
   Platinum Investor I & II                                                           253               (253)              -
   Platinum Investor I & II (first reduction in expense ratio)                      2,919            (26,310)        (23,390)
   Platinum Investor III                                                            1,424            (14,847)        (13,423)
   Platinum Investor III (first reduction in expense ratio)                        10,392             (5,880)          4,512
   Platinum Investor IV                                                               210               (334)           (124)
   Platinum Investor PLUS                                                             151             (1,802)         (1,650)
   Platinum Investor Plus (first reduction in expense ratio)                        2,530               (134)          2,395
   Platinum Investor Survivor (first reduction in expense ratio)                      568               (471)             97
   Platinum Investor Survivor II                                                        -                (26)            (26)
VALIC Company I International Equities Fund
   AG Income Advantage VUL                                                          1,961               (393)          1,567
   AG Legacy Plus                                                                       -                  -               -
   AG Legacy Plus (first reduction in expense ratio)                                    -               (176)           (176)
   Corporate America (reduced surrender charge)                                       661               (113)            548
   Income Advantage Select                                                            143                (18)            125
   Platinum Investor I & II                                                         2,942             (4,594)         (1,653)
   Platinum Investor I & II (first reduction in expense ratio)                      6,050            (10,069)         (4,019)
   Platinum Investor III                                                              951            (12,904)        (11,953)
   Platinum Investor III (first reduction in expense ratio)                        13,434             (9,747)          3,688
   Platinum Investor IV                                                             1,294             (1,205)             88
   Platinum Investor FlexDirector                                                       -                (51)            (51)
   Platinum Investor PLUS                                                             652             (4,528)         (3,876)
   Platinum Investor Plus (first reduction in expense ratio)                        6,264               (587)          5,677
   Platinum Investor Survivor (first reduction in expense ratio)                      334               (749)           (414)
   Platinum Investor Survivor II                                                      258               (558)           (300)
   Platinum Investor VIP                                                            4,630             (2,245)          2,385
   Protection Advantage Select                                                        280               (161)            119
VALIC Company I Mid Cap Index Fund
   AG Income Advantage VUL                                                          2,016             (1,612)            403
   AG Legacy Plus                                                                     285               (875)           (589)
   AG Legacy Plus (first reduction in expense ratio)                                1,521             (1,085)            435
   Corporate America                                                                   23               (105)            (82)
   Corporate America (reduced surrender charge)                                       234             (3,693)         (3,460)
   Income Advantage Select                                                             97                (12)             86
   Platinum Investor I & II                                                         1,117             (2,010)           (892)
   Platinum Investor I & II (first reduction in expense ratio)                      6,407            (22,779)        (16,372)
   Platinum Investor III                                                            2,550            (47,739)        (45,189)
   Platinum Investor III (first reduction in expense ratio)                        63,390            (45,741)         17,649
   Platinum Investor IV                                                             2,910             (2,575)            335
   Platinum Investor FlexDirector                                                      20                (20)              -
   Platinum Investor PLUS                                                           1,296            (15,488)        (14,192)
   Platinum Investor Plus (first reduction in expense ratio)                       24,305             (2,466)         21,839
   Platinum Investor Survivor (first reduction in expense ratio)                    1,209             (1,585)           (376)
   Platinum Investor Survivor II                                                    5,019             (5,065)            (45)
   Platinum Investor VIP                                                            6,355             (4,382)          1,973
   Platinum Investor VIP (with GMWB rider)                                             51               (155)           (104)
   Protection Advantage Select                                                        280               (455)           (174)
VALIC Company I Money Market I Fund
   AG Income Advantage VUL                                                         12,424            (13,567)         (1,142)
   AG Income Advantage VUL (with GMWB rider)                                            -                (11)            (11)
   AG Legacy Plus                                                                   1,120             (1,776)           (656)
   AG Legacy Plus (first reduction in expense ratio)                                9,655            (10,551)           (896)
   Corporate America (reduced surrender charge)                                     5,009            (16,371)        (11,362)

                                   VL-R - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                             Accumulation Units Accumulation Units Net Increase
Divisions                                                                          Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
   Income Advantage Select                                                          1,417              (5,239)         (3,822)
   Platinum Investor I & II                                                           972              (6,565)         (5,593)
   Platinum Investor I & II (first reduction in expense ratio)                    158,001            (184,448)        (26,448)
   Platinum Investor III                                                           26,542            (151,212)       (124,670)
   Platinum Investor III (first reduction in expense ratio)                       137,086             (71,348)         65,737
   Platinum Investor IV                                                            68,438              (3,963)         64,475
   Platinum Investor FlexDirector                                                   3,211              (3,030)            181
   Platinum Investor PLUS                                                           2,077             (15,666)        (13,588)
   Platinum Investor Plus (first reduction in expense ratio)                       14,728              (2,102)         12,626
   Platinum Investor Survivor (first reduction in expense ratio)                   12,555             (33,243)        (20,688)
   Platinum Investor Survivor II                                                   42,897             (18,563)         24,334
   Platinum Investor VIP                                                           15,151             (46,261)        (31,111)
   Platinum Investor VIP (with GMWB rider)                                             89                  (9)             80
   Protection Advantage Select                                                     14,973              (3,878)         11,095
VALIC Company I Nasdaq-100 Index Fund
   AG Income Advantage VUL                                                            880                (211)            668
   Income Advantage Select                                                             22                  (3)             19
   Platinum Investor I & II                                                         2,317              (2,221)             96
   Platinum Investor I & II (first reduction in expense ratio)                      1,754              (1,867)           (113)
   Platinum Investor III                                                            7,357             (79,825)        (72,468)
   Platinum Investor III (first reduction in expense ratio)                        45,996              (7,798)         38,199
   Platinum Investor IV                                                               462                (884)           (421)
   Platinum Investor FlexDirector                                                       3                  (5)             (2)
   Platinum Investor PLUS                                                           1,010              (7,814)         (6,804)
   Platinum Investor Plus (first reduction in expense ratio)                       10,955              (1,960)          8,995
   Platinum Investor Survivor (first reduction in expense ratio)                      588                (143)            445
   Platinum Investor Survivor II                                                    1,241              (2,806)         (1,565)
   Platinum Investor VIP                                                            2,923              (2,332)            590
   Protection Advantage Select                                                        879                (580)            299
VALIC Company I Science & Technology Fund
   AG Income Advantage VUL                                                            228                 (55)            173
   Income Advantage Select                                                              8                  (1)              6
   Platinum Investor I & II                                                            63                   -              63
   Platinum Investor I & II (first reduction in expense ratio)                      3,330              (3,829)           (500)
   Platinum Investor III                                                            7,307             (22,964)        (15,657)
   Platinum Investor III (first reduction in expense ratio)                         9,990              (2,329)          7,661
   Platinum Investor IV                                                               407                (592)           (185)
   Platinum Investor FlexDirector                                                      17                 (12)              5
   Platinum Investor PLUS                                                             191              (1,677)         (1,486)
   Platinum Investor Plus (first reduction in expense ratio)                        2,248                 (34)          2,215
   Platinum Investor Survivor (first reduction in expense ratio)                      169                 (89)             80
   Platinum Investor Survivor II                                                    1,191                (248)            943
   Platinum Investor VIP                                                            2,928              (4,044)         (1,117)
   Protection Advantage Select                                                         59                 (60)             (1)
VALIC Company I Small Cap Index Fund
   AG Income Advantage VUL                                                          2,022              (1,847)            174
   Corporate America (reduced surrender charge)                                       296              (6,356)         (6,059)
   Corporate Investor Select                                                           20                (514)           (495)
   Income Advantage Select                                                             49                 (13)             36
   Platinum Investor I & II                                                         1,987              (3,665)         (1,678)
   Platinum Investor I & II (first reduction in expense ratio)                      6,347              (6,487)           (140)
   Platinum Investor III                                                            4,471             (25,233)        (20,761)
   Platinum Investor III (first reduction in expense ratio)                        36,910             (13,446)         23,463
   Platinum Investor IV                                                             2,035              (4,981)         (2,945)
   Platinum Investor FlexDirector                                                   2,337              (2,706)           (369)
   Platinum Investor PLUS                                                           1,301              (9,437)         (8,136)
   Platinum Investor Plus (first reduction in expense ratio)                       10,906                (488)         10,418
   Platinum Investor Survivor (first reduction in expense ratio)                      698                (432)            266
   Platinum Investor Survivor II                                                    2,375              (1,941)            434
   Platinum Investor VIP                                                            6,666              (5,923)            744
   Protection Advantage Select                                                        697                (391)            306

                                   VL-R - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                             Accumulation Units Accumulation Units Net Increase
Divisions                                                                          Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
VALIC Company I Stock Index Fund
   AG Income Advantage VUL                                                          4,374                (900)         3,474
   AG Legacy Plus                                                                     830              (1,117)          (287)
   AG Legacy Plus (first reduction in expense ratio)                                1,427              (2,010)          (582)
   Corporate America                                                                   48                (222)          (174)
   Corporate America (reduced surrender charge)                                       197              (3,492)        (3,295)
   Corporate Investor Select                                                           22                (556)          (534)
   Income Advantage Select                                                          1,208                (271)           936
   Platinum Investor I & II                                                         2,587              (3,970)        (1,383)
   Platinum Investor I & II (first reduction in expense ratio)                     11,191             (40,675)       (29,484)
   Platinum Investor III                                                            8,817            (100,040)       (91,222)
   Platinum Investor III (first reduction in expense ratio)                        90,169             (85,951)         4,218
   Platinum Investor IV                                                             2,379              (4,794)        (2,415)
   Platinum Investor FlexDirector                                                   7,476              (5,652)         1,824
   Platinum Investor PLUS                                                           1,810             (22,978)       (21,168)
   Platinum Investor Plus (first reduction in expense ratio)                       27,110              (1,128)        25,982
   Platinum Investor Survivor (first reduction in expense ratio)                    3,110              (8,601)        (5,491)
   Platinum Investor Survivor II                                                   23,238             (42,620)       (19,382)
   Platinum Investor VIP                                                            9,614              (4,991)         4,623
   Protection Advantage Select                                                        809                (595)           213
Vanguard VIF High Yield Bond Portfolio
   AG Income Advantage VUL                                                          1,066              (4,870)        (3,804)
   Corporate America (reduced surrender charge)                                     1,025              (2,178)        (1,152)
   Corporate Investor Select                                                           19                (467)          (448)
   Income Advantage Select                                                            294                (201)            93
   Platinum Investor I & II                                                         9,743             (11,033)        (1,290)
   Platinum Investor I & II (first reduction in expense ratio)                     10,165             (12,838)        (2,673)
   Platinum Investor III                                                            4,916             (30,771)       (25,855)
   Platinum Investor III (first reduction in expense ratio)                        34,776             (14,872)        19,905
   Platinum Investor IV                                                             2,738              (6,934)        (4,196)
   Platinum Investor FlexDirector                                                       8                 (14)            (5)
   Platinum Investor PLUS                                                             503              (7,904)        (7,402)
   Platinum Investor Plus (first reduction in expense ratio)                        9,016              (1,756)         7,261
   Platinum Investor Survivor (first reduction in expense ratio)                   18,313             (16,925)         1,388
   Platinum Investor Survivor II                                                    6,469                (365)         6,104
   Platinum Investor VIP                                                            7,010              (6,600)           410
   Platinum Investor VIP (with GMWB rider)                                             37                  (4)            33
   Protection Advantage Select                                                        379                (340)            39
Vanguard VIF REIT Index Portfolio
   AG Income Advantage VUL                                                          4,976                (979)         3,996
   AG Income Advantage VUL (with GMWB rider)                                            -                  (7)            (7)
   Corporate America (reduced surrender charge)                                       471              (3,614)        (3,143)
   Income Advantage Select                                                            378                (279)            99
   Income Advantage Select (with GMWB rider)                                            7                  (3)             4
   Platinum Investor I & II                                                         3,567              (4,419)          (852)
   Platinum Investor I & II (first reduction in expense ratio)                      8,245              (8,732)          (487)
   Platinum Investor III                                                            2,528             (33,147)       (30,619)
   Platinum Investor III (first reduction in expense ratio)                        71,907             (26,471)        45,436
   Platinum Investor IV                                                             4,408              (8,376)        (3,968)
   Platinum Investor FlexDirector                                                   4,994              (5,009)           (16)
   Platinum Investor PLUS                                                             842             (15,999)       (15,156)
   Platinum Investor Plus (first reduction in expense ratio)                       29,050              (3,779)        25,271
   Platinum Investor Survivor (first reduction in expense ratio)                    1,391                (649)           742
   Platinum Investor Survivor II                                                   12,413             (13,650)        (1,237)
   Platinum Investor VIP                                                           11,526             (12,035)          (509)
   Platinum Investor VIP (with GMWB rider)                                             92                 (21)            71
   Protection Advantage Select                                                        838              (2,179)        (1,341)

                                   VL-R - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                             Accumulation Units Accumulation Units Net Increase
Divisions                                                                          Issued            Redeemed       (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                                            768              (1,394)           (626)
   Corporate America (reduced surrender charge)                                       733                (375)            358
   Income Advantage Select                                                            270                (579)           (309)
   Platinum Investor I & II                                                            12                  (5)              7
   Platinum Investor I & II (first reduction in expense ratio)                          1                 (15)            (14)
   Platinum Investor III                                                            2,856             (16,300)        (13,444)
   Platinum Investor III (first reduction in expense ratio)                        29,562              (2,615)         26,947
   Platinum Investor IV                                                             1,529              (1,427)            102
   Platinum Investor FlexDirector                                                      18                  (8)             10
   Platinum Investor PLUS                                                           1,362              (2,557)         (1,195)
   Platinum Investor Survivor (first reduction in expense ratio)                      498                 (92)            406
   Platinum Investor Survivor II                                                      144                (141)              3
   Platinum Investor Plus (first reduction in expense ratio)                        2,628                  (8)          2,620
   Platinum Investor VIP                                                            2,999              (2,582)            417
   Platinum Investor VIP (with GMWB rider)                                            422                (446)            (24)
   Protection Advantage Select                                                      1,741              (1,260)            481
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                                          4,445              (2,512)          1,933
   AG Income Advantage VUL (with GMWB rider)                                            -                 (17)            (17)
   Corporate America (reduced surrender charge)                                       575              (1,410)           (835)
   Income Advantage Select                                                            100                 (64)             36
   Platinum Investor I & II                                                            29              (5,480)         (5,451)
   Platinum Investor I & II (first reduction in expense ratio)                     10,398                (211)         10,187
   Platinum Investor III                                                            3,137             (12,396)         (9,259)
   Platinum Investor III (first reduction in expense ratio)                        13,529              (5,990)          7,539
   Platinum Investor IV                                                             1,944              (1,582)            362
   Platinum Investor FlexDirector                                                      21                (276)           (255)
   Platinum Investor PLUS                                                           1,244              (1,421)           (177)
   Platinum Investor Plus (first reduction in expense ratio)                          842                 (10)            832
   Platinum Investor Survivor (first reduction in expense ratio)                      311                (617)           (306)
   Platinum Investor Survivor II                                                      896             (22,306)        (21,410)
   Platinum Investor VIP                                                            4,631              (6,903)         (2,272)
   Platinum Investor VIP (with GMWB rider)                                             32                  (6)             26
   Protection Advantage Select                                                        580                (470)            110
American Century VP Value Fund - Class I
   AG Income Advantage VUL                                                          2,829              (2,167)            662
   AG Legacy Plus                                                                      43              (4,497)         (4,454)
   AG Legacy Plus (first reduction in expense ratio)                                6,725              (1,083)          5,642
   Corporate America (reduced surrender charge)                                     1,301             (11,890)        (10,589)
   Income Advantage Select                                                            220                (104)            116
   Platinum Investor I & II                                                           137              (8,664)         (8,527)
   Platinum Investor I & II (first reduction in expense ratio)                     22,945             (13,691)          9,254
   Platinum Investor III                                                            1,889            (145,012)       (143,123)
   Platinum Investor III (first reduction in expense ratio)                       198,000             (18,289)        179,711
   Platinum Investor IV                                                             4,147              (8,565)         (4,418)
   Platinum Investor FlexDirector                                                      24                (532)           (508)
   Platinum Investor PLUS                                                           1,859             (14,969)        (13,110)
   Platinum Investor Plus (first reduction in expense ratio)                       12,838                 (19)         12,819
   Platinum Investor Survivor                                                           -              (1,155)         (1,155)
   Platinum Investor Survivor (first reduction in expense ratio)                   31,285              (3,804)         27,481
   Platinum Investor Survivor II                                                    8,077             (11,521)         (3,444)
   Platinum Investor VIP                                                            8,945              (8,972)            (27)
   Protection Advantage Select                                                       1036                -873             163

                                   VL-R - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II (first reduction in expense ratio)            3,218             (11,418)         (8,200)
   Platinum Investor III                                                  2,222             (61,384)        (59,162)
   Platinum Investor III (first reduction in expense ratio)              77,547              (8,623)         68,924
   Platinum Investor IV                                                   1,788              (1,579)            209
   Platinum Investor FlexDirector                                             -                  (2)             (2)
   Platinum Investor PLUS                                                   815              (7,101)         (6,286)
   Platinum Investor Plus (first reduction in expense ratio)              7,326                  (4)          7,322
   Platinum Investor Survivor (first reduction in expense ratio)            529                (171)            358
   Platinum Investor Survivor II                                            752                (726)             26
Dreyfus VIF International Value Portfolio - Initial Shares
   AG Income Advantage VUL                                                  493                (137)            356
   AG Income Advantage VUL (with GMWB rider)                                  -                 (18)            (18)
   Income Advantage Select                                                  454                (248)            206
   Protection Advantage Select                                            1,025                (937)             88
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
   Corporate America                                                         45                (184)           (139)
   Platinum Investor I & II                                                 416              (7,865)         (7,449)
   Platinum Investor I & II (first reduction in expense ratio)          222,907            (158,097)         64,810
   Platinum Investor III                                                  2,316            (124,718)       (122,402)
   Platinum Investor III (first reduction in expense ratio)             106,425             (19,822)         86,603
   Platinum Investor IV                                                   2,651              (1,655)            996
   Platinum Investor FlexDirector                                             1                (264)           (263)
   Platinum Investor PLUS                                                 2,106             (12,203)        (10,097)
   Platinum Investor Plus (first reduction in expense ratio)              8,221                 (20)          8,201
   Platinum Investor Survivor                                                 -                 (84)            (84)
   Platinum Investor Survivor (first reduction in expense ratio)            976              (3,844)         (2,868)
   Platinum Investor Survivor II                                          1,422              (1,273)            149
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                         17                 (70)            (53)
   Corporate America (reduced surrender charge)                               1                (641)           (640)
   Platinum Investor I & II                                                 785              (2,330)         (1,545)
   Platinum Investor I & II (first reduction in expense ratio)            8,319             (27,426)        (19,107)
   Platinum Investor III                                                  2,745             (70,110)        (67,365)
   Platinum Investor III (first reduction in expense ratio)              82,922             (16,534)         66,388
   Platinum Investor IV                                                   2,713              (1,784)            929
   Platinum Investor Plus (first reduction in expense ratio)              3,153                 (22)          3,131
   Platinum Investor PLUS                                                 1,004              (5,505)         (4,501)
   Platinum Investor Survivor (first reduction in expense ratio)            714                (506)            208
   Platinum Investor Survivor II                                            323                (448)           (125)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Income Advantage VUL                                                  332                (217)            115
   AG Legacy Plus                                                           409              (3,048)         (2,639)
   AG Legacy Plus                                                         3,052                (288)          2,764
   Corporate America (reduced surrender charge)                               -                (337)           (337)
   Income Advantage Select                                                   82                (131)            (49)
   Platinum Investor I & II                                                 610              (2,564)         (1,954)
   Platinum Investor I & II (first reduction in expense ratio)            9,188              (9,117)             71
   Platinum Investor III                                                  2,194             (92,096)        (89,902)
   Platinum Investor III (first reduction in expense ratio)              97,064              (8,674)         88,390
   Platinum Investor IV                                                     614                (855)           (241)
   Platinum Investor FlexDirector                                            10                 (80)            (70)
   Platinum Investor PLUS                                                   862              (6,078)         (5,216)
   Platinum Investor Plus (first reduction in expense ratio)              1,499                  (5)          1,494
   Platinum Investor Survivor                                                41                 (67)            (26)
   Platinum Investor Survivor (first reduction in expense ratio)            717                (260)            457
   Platinum Investor Survivor II                                            683                (476)            207
   Platinum Investor VIP                                                  1,840              (1,685)            155
   Protection Advantage Select                                            2,514              (3,166)           (652)

                                   VL-R - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                    Accumulation Units Accumulation Units Net Increase
Divisions                                                                 Issued            Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Income Advantage VUL                                                 2,693              (2,185)            508
   AG Legacy Plus                                                            372             (12,245)        (11,873)
   AG Legacy Plus (first reduction in expense ratio)                      18,587                (728)         17,859
   Corporate America (reduced surrender charge)                            3,230              (9,112)         (5,882)
   Corporate Investor Select                                                  22                 (25)             (3)
   Income Advantage Select                                                   574                (688)           (114)
   Platinum Investor I & II                                                1,623             (21,050)        (19,427)
   Platinum Investor I & II (first reduction in expense ratio)            34,026             (33,535)            491
   Platinum Investor III                                                   3,073            (243,909)       (240,836)
   Platinum Investor III (first reduction in expense ratio)              295,731             (28,094)        267,637
   Platinum Investor IV                                                   10,157              (9,913)            244
   Platinum Investor FlexDirector                                            128              (2,001)         (1,873)
   Platinum Investor PLUS                                                  3,911             (17,919)        (14,008)
   Platinum Investor Plus (first reduction in expense ratio)              15,591                 (19)         15,572
   Platinum Investor Survivor                                                  -              (2,750)         (2,750)
   Platinum Investor Survivor (first reduction in expense ratio)           9,195             (15,580)         (6,385)
   Platinum Investor Survivor II                                           4,173              (8,733)         (4,560)
   Platinum Investor VIP                                                  19,505             (22,269)         (2,764)
   Platinum Investor VIP (with GMWB rider)                                    73                 (22)             51
   Protection Advantage Select                                             1,265              (1,959)           (694)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Income Advantage VUL                                                 3,015              (5,543)         (2,528)
   AG Legacy Plus                                                            511              (9,062)         (8,551)
   AG Legacy Plus (first reduction in expense ratio)                       8,407                (933)          7,474
   Corporate America (reduced surrender charge)                            2,282              (3,225)           (943)
   Corporate Investor Select                                                  23                 (35)            (12)
   Income Advantage Select                                                   350                (307)             43
   Platinum Investor I & II                                                2,459              (7,565)         (5,106)
   Platinum Investor I & II (first reduction in expense ratio)             5,754             (26,872)        (21,118)
   Platinum Investor III                                                   2,635            (168,347)       (165,712)
Fidelity VIP Equity-Income Portfolio - Service Class 2 - continued
   Platinum Investor III (first reduction in expense ratio)              193,770             (16,880)        176,890
   Platinum Investor IV                                                    4,105              (5,066)           (961)
   Platinum Investor FlexDirector                                            270                (899)           (629)
   Platinum Investor PLUS                                                  3,065             (16,915)        (13,850)
   Platinum Investor Plus (first reduction in expense ratio)              15,498                 (41)         15,457
   Platinum Investor Survivor                                                 99              (2,202)         (2,103)
   Platinum Investor Survivor (first reduction in expense ratio)           8,431              (9,636)         (1,205)
   Platinum Investor Survivor II                                          11,735              (3,789)          7,946
   Platinum Investor VIP                                                  16,947             (12,447)          4,500
   Platinum Investor VIP (with GMWB rider)                                   233                (340)           (107)
   Protection Advantage Select                                             1,322              (1,028)            294
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AG Income Advantage VUL                                                 1,755              (1,429)            326
   Corporate Investor Select                                                   1                 (10)             (9)
   Income Advantage Select                                                    70                 (59)             11
   Platinum Investor I & II (first reduction in expense ratio)                 1                (637)           (636)
   Platinum Investor III                                                     985              (3,437)         (2,452)
   Platinum Investor III (first reduction in expense ratio)                3,067                (391)          2,676
   Platinum Investor IV                                                       63                 (40)             23
   Platinum Investor FlexDirector                                             65                 (46)             19
   Platinum Investor VIP                                                   1,493                (726)            767
   Protection Advantage Select                                             1,195                (891)            304
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AG Income Advantage VUL                                                19,624              (8,503)         11,121
   Corporate America (reduced surrender charge)                            1,157              (2,430)         (1,273)
   Income Advantage Select                                                    11                  (7)              4
   Platinum Investor I & II (first reduction in expense ratio)                11                (430)           (419)

                                   VL-R - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor III                                                    546                 (43)            503
   Platinum Investor III (first reduction in expense ratio)                 142                (530)           (388)
   Platinum Investor IV                                                      22                  (7)             15
   Platinum Investor VIP                                                  1,330                (441)            889
   Platinum Investor VIP (with GMWB rider)                                   52                  (9)             43
   Platinum Investor Survivor II                                          3,487                   -           3,487
   Protection Advantage Select                                               67                (107)            (40)
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AG Income Advantage VUL                                                1,667                (273)          1,394
   Income Advantage Select                                                  841                 (91)            750
   Platinum Investor III                                                  1,084              (8,244)         (7,160)
   Platinum Investor III (first reduction in expense ratio)               6,415              (2,461)          3,954
   Platinum Investor IV                                                     103                 (63)             40
   Platinum Investor PLUS                                                    78                (179)           (101)
   Platinum Investor Plus (first reduction in expense ratio)                201                   -             201
   Platinum Investor Survivor II                                              -             (10,481)        (10,481)
   Platinum Investor VIP                                                  4,335              (1,189)          3,146
   Platinum Investor VIP (with GMWB rider)                                   75                 (14)             61
   Protection Advantage Select                                              687                (377)            310
Fidelity VIP Growth Portfolio - Service Class 2
   AG Income Advantage VUL                                                2,621              (6,033)         (3,412)
   AG Legacy Plus                                                            32              (2,582)         (2,550)
   AG Legacy Plus (first reduction in expense ratio)                      2,152                (593)          1,559
   Corporate America (reduced surrender charge)                           1,064              (2,634)         (1,570)
   Income Advantage Select                                                  159                (237)            (78)
   Platinum Investor I & II                                               1,927             (17,777)        (15,850)
   Platinum Investor I & II (first reduction in expense ratio)            6,276             (14,485)         (8,209)
Fidelity VIP Growth Portfolio - Service Class 2 - continued
   Platinum Investor III                                                  3,675            (265,848)       (262,173)
   Platinum Investor III (first reduction in expense ratio)             189,587             (18,657)        170,930
   Platinum Investor IV                                                   4,367              (6,680)         (2,313)
   Platinum Investor FlexDirector                                            29              (3,446)         (3,417)
   Platinum Investor PLUS                                                 3,112             (83,337)        (80,225)
   Platinum Investor Plus (first reduction in expense ratio)             10,072                 (23)         10,049
   Platinum Investor Survivor                                                 -                  (1)             (1)
   Platinum Investor Survivor (first reduction in expense ratio)          1,950              (2,106)           (156)
   Platinum Investor Survivor II                                          1,317              (2,812)         (1,495)
   Platinum Investor VIP                                                 12,457             (11,097)          1,360
   Protection Advantage Select                                            1,765                (975)            790
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AG Income Advantage VUL                                                4,801              (4,849)            (48)
   Corporate America (reduced surrender charge)                           2,169              (8,765)         (6,596)
   Corporate Investor Select                                                 21                 (32)            (11)
   Income Advantage Select                                                  395                (988)           (593)
   Income Advantage Select (with GMWB rider)                                  8                  (5)              3
   Platinum Investor I & II                                                  32                 (50)            (18)
   Platinum Investor I & II (first reduction in expense ratio)              438                (470)            (32)
   Platinum Investor III                                                  3,147             (22,406)        (19,259)
   Platinum Investor III (first reduction in expense ratio)              57,357             (16,361)         40,996
   Platinum Investor IV                                                   8,185             (11,859)         (3,674)
   Platinum Investor FlexDirector                                            48                 (64)            (16)
   Platinum Investor PLUS                                                 1,529              (1,961)           (432)
   Platinum Investor Plus (first reduction in expense ratio)              2,018                  (2)          2,016
   Platinum Investor Survivor                                                 -              (1,099)         (1,099)
   Platinum Investor Survivor (first reduction in expense ratio)          3,547             (13,985)        (10,438)
   Platinum Investor Survivor II                                          1,189              (3,070)         (1,881)
   Platinum Investor VIP                                                 15,684             (17,240)         (1,556)
   Platinum Investor VIP (with GMWB rider)                                   98                (199)           (101)
   Protection Advantage Select                                            1,543                (822)            721

                                   VL-R - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                            Accumulation Units Accumulation Units Net Increase
Divisions                                                                         Issued            Redeemed       (Decrease)
------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AG Income Advantage VUL                                                         2,532             (3,591)         (1,059)
   Corporate America (reduced surrender charge)                                    1,966             (8,195)         (6,229)
   Income Advantage Select                                                           424               (581)           (157)
   Income Advantage Select (with GMWB rider)                                           8                 (5)              3
   Platinum Investor I & II                                                           23             (5,139)         (5,116)
   Platinum Investor I & II (first reduction in expense ratio)                     9,817               (754)          9,063
   Platinum Investor III                                                           3,240            (22,547)        (19,307)
   Platinum Investor III (first reduction in expense ratio)                       43,251            (13,083)         30,168
   Platinum Investor IV                                                            3,979             (4,200)           (221)
   Platinum Investor FlexDirector                                                     25             (1,626)         (1,601)
   Platinum Investor PLUS                                                          1,081             (3,560)         (2,479)
   Platinum Investor Plus (first reduction in expense ratio)                         643                 (1)            642
   Platinum Investor Survivor                                                          -               (422)           (422)
   Platinum Investor Survivor (first reduction in expense ratio)                   2,561             (2,589)            (28)
   Platinum Investor Survivor II                                                     655             (1,823)         (1,168)
   Platinum Investor VIP                                                          14,282            (18,825)         (4,543)
   Platinum Investor VIP (with GMWB rider)                                            70               (141)            (71)
   Protection Advantage Select                                                     1,422               (828)            594
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                     12               (674)           (662)
   AG Legacy Plus (first reduction in expense ratio)                                 519               (109)            410
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                    3,737               (507)          3,230
Franklin Templeton Franklin U.S. Government Fund - Class 2 - continued
   Platinum Investor I & II                                                          122             (1,751)         (1,629)
   Platinum Investor I & II (first reduction in expense ratio)                     4,342             (3,834)            508
   Platinum Investor III                                                           4,245            (22,839)        (18,594)
   Platinum Investor III (first reduction in expense ratio)                       16,207             (2,018)         14,189
   Platinum Investor IV                                                            3,550             (8,409)         (4,859)
   Platinum Investor FlexDirector                                                     16                (45)            (29)
   Platinum Investor PLUS                                                          1,656             (2,814)         (1,158)
   Platinum Investor Plus (first reduction in expense ratio)                       1,335                 (9)          1,326
   Platinum Investor Survivor (first reduction in expense ratio)                   4,509               (366)          4,143
   Platinum Investor Survivor II                                                     673             (4,951)         (4,278)
   Platinum Investor VIP                                                           1,941             (3,716)         (1,775)
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AG Income Advantage VUL                                                         1,120               (707)            413
   Corporate America (reduced surrender charge)                                    1,707               (413)          1,294
   Income Advantage Select                                                           151               (306)           (155)
   Platinum Investor I & II                                                          618               (640)            (22)
   Platinum Investor I & II (first reduction in expense ratio)                     2,079             (7,123)         (5,044)
   Platinum Investor III                                                           6,322            (89,237)        (82,915)
   Platinum Investor III (first reduction in expense ratio)                      100,596            (16,098)         84,498
   Platinum Investor IV                                                            3,964             (1,477)          2,487
   Platinum Investor FlexDirector                                                     60               (284)           (224)
   Platinum Investor PLUS                                                          1,355             (8,956)         (7,601)
   Platinum Investor Plus (first reduction in expense ratio)                       6,025                (20)          6,005
   Platinum Investor Survivor                                                          -               (130)           (130)
   Platinum Investor Survivor (first reduction in expense ratio)                     982               (641)            341
   Platinum Investor Survivor II                                                     917             (1,423)           (506)
   Platinum Investor VIP                                                           5,813             (4,287)          1,526
   Platinum Investor VIP (with GMWB rider)                                             -                (38)            (38)
   Protection Advantage Select                                                     1,101             (2,135)         (1,034)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                                    186             (2,982)         (2,796)
   AG Legacy Plus (first reduction in expense ratio)                               2,952               (672)          2,280
   Corporate America (reduced surrender charge)                                    4,749             (5,769)         (1,020)
   Platinum Investor I & II                                                           45               (539)           (494)

                                   VL-R - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor I & II (first reduction in expense ratio)            2,454             (10,949)         (8,495)
   Platinum Investor III                                                  5,999             (54,057)        (48,058)
   Platinum Investor III (first reduction in expense ratio)              61,037              (4,703)         56,334
   Platinum Investor IV                                                   2,694              (2,237)            457
   Platinum Investor FlexDirector                                           453              (1,179)           (726)
   Platinum Investor PLUS                                                 1,615              (7,043)         (5,428)
   Platinum Investor Plus (first reduction in expense ratio)              4,778                  (7)          4,771
   Platinum Investor Survivor (first reduction in expense ratio)          2,783              (1,056)          1,727
   Platinum Investor Survivor II                                          3,077              (3,543)           (466)
   Platinum Investor VIP                                                  8,088              (7,509)            579
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
   Platinum Investor I & II (first reduction in expense ratio)                1                (161)           (160)
   Platinum Investor III                                                      -                (926)           (926)
   Platinum Investor III (first reduction in expense ratio)                 957                (187)            770
   Platinum Investor PLUS                                                     -                (104)           (104)
   Platinum Investor Plus (first reduction in expense ratio)                137                   -             137
   Platinum Investor Survivor (first reduction in expense ratio)              1             (28,458)        (28,457)
   Platinum Investor Survivor II                                              -                (293)           (293)
Invesco V.I. Core Equity Fund - Series I
   Corporate America                                                         39                (163)           (124)
   Corporate America (reduced surrender charge)                           1,015                 (52)            963
   Platinum Investor I & II                                                 385              (1,811)         (1,426)
   Platinum Investor I & II (first reduction in expense ratio)           11,125             (46,477)        (35,352)
   Platinum Investor III                                                    991            (102,425)       (101,434)
   Platinum Investor III (first reduction in expense ratio)             101,908             (22,297)         79,611
   Platinum Investor IV                                                   1,650              (4,562)         (2,912)
   Platinum Investor FlexDirector                                             -                  (2)             (2)
   Platinum Investor PLUS                                                   906              (4,044)         (3,138)
   Platinum Investor Plus (first reduction in expense ratio)              1,631                  (8)          1,623
   Platinum Investor Survivor                                                 -                 (89)            (89)
   Platinum Investor Survivor (first reduction in expense ratio)          2,476              (5,188)         (2,712)
   Platinum Investor Survivor II                                            138                (523)           (385)
Invesco V.I. Global Real Estate Fund - Series I
   AG Income Advantage VUL                                                  342                (202)            140
   Income Advantage Select                                                1,136                (775)            361
   Protection Advantage Select                                              169                (127)             42
Invesco V.I. Government Securities Fund - Series I
   AG Legacy Plus                                                            76              (2,921)         (2,845)
   AG Legacy Plus (first reduction in expense ratio)                      2,531                (460)          2,071
Invesco V.I. High Yield Fund - Series I
   Platinum Investor Plus (first reduction in expense ratio)                215                  (1)            214
   Platinum Investor I & II (first reduction in expense ratio)            1,102              (7,865)         (6,763)
   Platinum Investor III                                                  3,117              (8,075)         (4,958)
   Platinum Investor III (first reduction in expense ratio)               6,300              (1,513)          4,787
   Platinum Investor IV                                                     334                (214)            120
   Platinum Investor FlexDirector                                             -                 (22)            (22)
   Platinum Investor PLUS                                                   745                (732)             13
   Platinum Investor Survivor (first reduction in expense ratio)            461                   -             461
   Platinum Investor Survivor                                                 -                (478)           (478)
   Platinum Investor Survivor II                                          3,821                (100)          3,721
Invesco V.I. International Growth Fund - Series I
   AG Income Advantage VUL                                                3,121              (4,566)         (1,445)
   AG Legacy Plus                                                            83              (2,479)         (2,396)
   AG Legacy Plus (first reduction in expense ratio)                      2,807                (224)          2,583
   Corporate America                                                         27                (112)            (85)
   Corporate America (reduced surrender charge)                           1,318              (4,127)         (2,809)
   Corporate Investor Select                                                 24                 (37)            (13)
   Income Advantage Select                                                  853                (722)            131
   Platinum Investor I & II                                                 263              (1,695)         (1,432)

                                   VL-R - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor I & II (first reduction in expense ratio)           10,335            (42,796)        (32,461)
   Platinum Investor III                                                  2,928            (66,343)        (63,415)
   Platinum Investor III (first reduction in expense ratio)             104,895            (16,152)         88,743
   Platinum Investor IV                                                   2,798             (1,928)            870
   Platinum Investor FlexDirector                                            78               (849)           (771)
   Platinum Investor PLUS                                                   987             (3,987)         (3,000)
   Platinum Investor Plus (first reduction in expense ratio)              4,990                 (5)          4,985
   Platinum Investor Survivor                                                 -             (1,963)         (1,963)
   Platinum Investor Survivor (first reduction in expense ratio)          3,589             (8,333)         (4,744)
   Platinum Investor Survivor II                                          3,538             (2,307)          1,231
   Platinum Investor VIP                                                  7,252             (6,866)            386
   Platinum Investor VIP (with GMWB rider)                                  178               (378)           (200)
   Protection Advantage Select                                            1,151               (507)            644
Invesco Van Kampen V.I. American Franchise Fund - Series I
   AG Legacy Plus                                                             -               (235)           (235)
   AG Legacy Plus (first reduction in expense ratio)                        126                (69)             57
Invesco Van Kampen V.I. Growth and Income Fund - Series I
   AG Income Advantage VUL                                                2,405             (3,127)           (722)
   AG Income Advantage VUL (with GMWB rider)                                  -                (19)            (19)
   Corporate America (reduced surrender charge)                               4             (5,143)         (5,139)
   Income Advantage Select                                                  175               (406)           (231)
   Platinum Investor I & II                                                 171             (9,921)         (9,750)
   Platinum Investor I & II (first reduction in expense ratio)           16,138            (10,185)          5,953
   Platinum Investor III                                                  4,295            (72,122)        (67,827)
   Platinum Investor III (first reduction in expense ratio)              77,957            (23,838)         54,119
   Platinum Investor IV                                                   4,526             (5,234)           (708)
   Platinum Investor FlexDirector                                             6               (427)           (421)
   Platinum Investor PLUS                                                 1,549             (7,376)         (5,827)
   Platinum Investor Plus (first reduction in expense ratio)              7,096                (25)          7,071
   Platinum Investor Survivor                                                 -               (963)           (963)
   Platinum Investor Survivor (first reduction in expense ratio)          1,904             (2,686)           (782)
   Platinum Investor Survivor II                                            340             (3,569)         (3,229)
   Platinum Investor VIP                                                  6,408             (4,265)          2,143
   Protection Advantage Select                                            1,418             (1,938)           (520)
Janus Aspen Enterprise Portfolio - Service Shares
   AG Income Advantage VUL                                                  384               (801)           (417)
   Corporate America (reduced surrender charge)                             773               (929)           (156)
   Income Advantage Select                                                  181               (185)             (4)
   Platinum Investor I & II                                                 563               (563)              -
   Platinum Investor I & II (first reduction in expense ratio)           41,550            (46,476)         (4,926)
   Platinum Investor III                                                  2,811            (87,371)        (84,560)
   Platinum Investor III (first reduction in expense ratio)              65,388            (31,004)         34,384
   Platinum Investor IV                                                     773               (311)            462
   Platinum Investor FlexDirector                                            35                (16)             19
   Platinum Investor PLUS                                                   617             (4,669)         (4,052)
   Platinum Investor Plus (first reduction in expense ratio)              6,666                (16)          6,650
   Platinum Investor Survivor (first reduction in expense ratio)            301               (936)           (635)
   Platinum Investor Survivor II                                            268                (74)            194
   Platinum Investor VIP                                                  7,504             (6,418)          1,086
   Protection Advantage Select                                              244               (516)           (272)
Janus Aspen Forty Portfolio - Service Shares
   AG Income Advantage VUL                                                  604               (173)            431
   AG Income Advantage VUL (with GMWB rider)                                  -                (16)            (16)
   Income Advantage Select                                                  768               (333)            435
Janus Aspen Forty Portfolio - Service Shares
   Protection Advantage Select                                            1,096               (872)            224
Janus Aspen Overseas Portfolio - Service Shares
   AG Income Advantage VUL                                                3,750             (5,437)         (1,687)
   Corporate America (reduced surrender charge)                           1,998             (5,373)         (3,375)

                                   VL-R - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor I & II                                               1,674             (22,357)       (20,683)
   Platinum Investor I & II (first reduction in expense ratio)           70,796             (63,012)         7,784
   Platinum Investor III                                                  4,718             (74,848)       (70,130)
   Platinum Investor III (first reduction in expense ratio)             115,488             (30,252)        85,236
   Platinum Investor IV                                                   5,314              (6,569)        (1,255)
   Platinum Investor FlexDirector                                           416                (645)          (229)
   Platinum Investor PLUS                                                 1,054              (3,097)        (2,043)
   Platinum Investor Plus (first reduction in expense ratio)              5,882                 (21)         5,861
   Platinum Investor Survivor                                                38              (1,270)        (1,232)
   Platinum Investor Survivor (first reduction in expense ratio)         11,180             (48,287)       (37,107)
   Platinum Investor Survivor II                                          2,195              (4,459)        (2,264)
   Platinum Investor VIP                                                 16,210             (12,590)         3,620
   Platinum Investor VIP (with GMWB rider)                                1,526                 (40)         1,486
   Protection Advantage Select                                            2,767              (1,512)         1,255
Janus Aspen Worldwide Portfolio - Service Shares
   Corporate America (reduced surrender charge)                               -                 (44)           (44)
   Platinum Investor I & II                                               1,038              (2,208)        (1,170)
   Platinum Investor I & II (first reduction in expense ratio)            1,167              (5,302)        (4,135)
   Platinum Investor III                                                  2,689            (100,501)       (97,812)
   Platinum Investor III (first reduction in expense ratio)              71,279             (24,127)        47,152
   Platinum Investor IV                                                   1,056              (1,402)          (346)
   Platinum Investor PLUS                                                   831              (3,553)        (2,722)
   Platinum Investor Plus (first reduction in expense ratio)              2,739                  (8)         2,731
   Platinum Investor Survivor (first reduction in expense ratio)            611                (318)           293
   Platinum Investor Survivor II                                            627              (3,203)        (2,576)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
   AG Income Advantage VUL                                                  161                (206)           (45)
   Income Advantage Select                                                  143                (243)          (100)
   Protection Advantage Select                                              734                (529)           205
JPMorgan Insurance Trust International Equity Portfolio - Class 1
   AG Income Advantage VUL                                                  290                (116)           174
   AG Income Advantage VUL (with GMWB rider)                                  -                 (19)           (19)
   Income Advantage Select                                                  204                (222)           (18)
   Protection Advantage Select                                              421                (548)          (127)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor I & II                                                   -                (214)          (214)
   Platinum Investor I & II (first reduction in expense ratio)                1                 (79)           (78)
   Platinum Investor III                                                      1              (9,204)        (9,203)
   Platinum Investor III (first reduction in expense ratio)               7,819                (202)         7,617
   Platinum Investor IV                                                       1                (194)          (193)
   Platinum Investor PLUS                                                    13              (1,061)        (1,048)
   Platinum Investor Plus (first reduction in expense ratio)                 10                   -             10
   Platinum Investor Survivor (first reduction in expense ratio)              -                 (14)           (14)
   Platinum Investor Survivor II                                              1                (131)          (130)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor I & II                                                 472                (212)           260
   Platinum Investor I & II (first reduction in expense ratio)            2,477              (2,635)          (158)
   Platinum Investor III                                                  3,131             (33,080)       (29,949)
   Platinum Investor III (first reduction in expense ratio)              35,098              (9,341)        25,757
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor IV                                                   1,758                (779)           979
   Platinum Investor FlexDirector                                            50                 (32)            18
   Platinum Investor PLUS                                                   659              (1,745)        (1,086)
   Platinum Investor Plus (first reduction in expense ratio)              1,533                  (1)         1,532
   Platinum Investor Survivor (first reduction in expense ratio)             87                 (12)            75
   Platinum Investor Survivor II                                            782              (3,406)        (2,624)
   Platinum Investor VIP                                                  6,944              (5,611)         1,333
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                               -                   -              -

                                   VL-R - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor I & II                                               1,341              (7,282)         (5,941)
   Platinum Investor I & II (first reduction in expense ratio)            6,111              (2,800)          3,311
   Platinum Investor III                                                  2,073             (87,004)        (84,931)
   Platinum Investor III (first reduction in expense ratio)              60,052             (10,553)         49,499
   Platinum Investor IV                                                     993              (1,410)           (417)
   Platinum Investor PLUS                                                 1,361              (8,143)         (6,782)
   Platinum Investor Plus (first reduction in expense ratio)              3,604                 (30)          3,574
   Platinum Investor Survivor                                                65                (109)            (44)
   Platinum Investor Survivor (first reduction in expense ratio)          1,345              (4,733)         (3,388)
   Platinum Investor Survivor II                                              1                 (20)            (19)
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                             3                (907)           (904)
   AG Legacy Plus (first reduction in expense ratio)                        856                (219)            637
   Corporate America (reduced surrender charge)                               -                (323)           (323)
   Platinum Investor I & II                                               1,197              (1,197)              -
   Platinum Investor I & II (first reduction in expense ratio)           13,421             (51,006)        (37,585)
   Platinum Investor III                                                  2,763            (133,424)       (130,661)
   Platinum Investor III (first reduction in expense ratio)              84,230             (26,868)         57,362
   Platinum Investor IV                                                     670                (749)            (79)
   Platinum Investor FlexDirector                                           153                (477)           (324)
   Platinum Investor PLUS                                                 1,192              (7,879)         (6,687)
   Platinum Investor Plus (first reduction in expense ratio)              7,488                 (13)          7,475
   Platinum Investor Survivor                                                 -                (135)           (135)
   Platinum Investor Survivor (first reduction in expense ratio)          1,361              (8,768)         (7,407)
   Platinum Investor Survivor II                                             14                 (35)            (21)
MFS VIT New Discovery Series - Initial Class
   AG Income Advantage VUL                                                  216                (382)           (166)
   AG Legacy Plus                                                             1              (2,328)         (2,327)
   AG Legacy Plus (first reduction in expense ratio)                      1,222                 (86)          1,136
   Corporate America (reduced surrender charge)                              54                (382)           (328)
   Income Advantage Select                                                  163                (180)            (17)
   Platinum Investor I & II                                                 496                (230)            266
   Platinum Investor I & II (first reduction in expense ratio)              392              (3,883)         (3,491)
   Platinum Investor III                                                  2,714             (73,335)        (70,621)
   Platinum Investor III (first reduction in expense ratio)              57,055              (8,006)         49,049
   Platinum Investor IV                                                   1,076              (1,279)           (203)
   Platinum Investor FlexDirector                                            44                (158)           (114)
   Platinum Investor PLUS                                                 1,386              (6,228)         (4,842)
   Platinum Investor Plus (first reduction in expense ratio)              7,087                 (21)          7,066
   Platinum Investor Survivor (first reduction in expense ratio)            519              (1,270)           (751)
   Platinum Investor Survivor II                                            432                (267)            165
   Platinum Investor VIP                                                  2,432              (2,917)           (485)
   Platinum Investor VIP (with GMWB rider)                                    -                  (7)             (7)
   Protection Advantage Select                                              342                (217)            125
MFS VIT Research Series - Initial Class
   AG Income Advantage VUL                                                  396                (126)            270
   Income Advantage Select                                                  424                (438)            (14)
   Platinum Investor I & II                                                   -                 (49)            (49)
   Platinum Investor I & II (first reduction in expense ratio)              470              (4,476)         (4,006)
   Platinum Investor III                                                  1,734             (43,224)        (41,490)
   Platinum Investor III (first reduction in expense ratio)              37,422              (7,609)         29,813
   Platinum Investor IV                                                     420                (289)            131
   Platinum Investor PLUS                                                   862              (3,068)         (2,206)
   Platinum Investor Plus (first reduction in expense ratio)              3,194                 (11)          3,183
   Platinum Investor Survivor (first reduction in expense ratio)            878                (804)             74
   Platinum Investor Survivor II                                             27                 (61)            (34)
   Platinum Investor VIP                                                  1,434              (1,476)            (42)
   Protection Advantage Select                                              463                (409)             54
MFS VIT Total Return Series - Initial Class

                                   VL-R - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   AG Legacy Plus                                                           113            (21,022)        (20,909)
   AG Legacy Plus (first reduction in expense ratio)                     10,554             (2,643)          7,911
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AG Income Advantage VUL                                                  107               (537)           (430)
   Corporate America (reduced surrender charge)                           1,112               (731)            381
   Income Advantage Select                                                  610               (190)            420
   Platinum Investor I & II                                               1,027             (1,074)            (47)
   Platinum Investor I & II (first reduction in expense ratio)            8,379             (7,033)          1,346
   Platinum Investor III                                                  2,738            (87,394)        (84,656)
   Platinum Investor III (first reduction in expense ratio)              66,538             (8,317)         58,221
   Platinum Investor IV                                                   1,436               (864)            572
   Platinum Investor FlexDirector                                             2               (226)           (224)
   Platinum Investor PLUS                                                 1,031             (5,274)         (4,243)
   Platinum Investor Plus (first reduction in expense ratio)              3,299                (15)          3,284
   Platinum Investor Survivor (first reduction in expense ratio)         19,626             (1,754)         17,872
   Platinum Investor Survivor II                                            373             (6,703)         (6,330)
   Platinum Investor VIP                                                  8,054             (7,674)            380
   Platinum Investor VIP (with GMWB rider)                                   23                 (4)             19
   Protection Advantage Select                                              530               (779)           (249)
Neuberger Berman AMT Large Cap Value Portfolio - Class I
   AG Legacy Plus                                                             2                 (6)             (4)
   AG Legacy Plus (first reduction in expense ratio)                          9               (362)           (353)
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AG Income Advantage VUL                                                   57                 (5)             52
   Corporate America (reduced surrender charge)                             662                (18)            644
   Income Advantage Select                                                   11                 (2)              9
   Protection Advantage Select                                               31                 (8)             23
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                  304               (146)            158
   Income Advantage Select                                                  108               (151)            (43)
   Platinum Investor I & II                                                  87                (52)             35
   Platinum Investor I & II (first reduction in expense ratio)              194               (488)           (294)
   Platinum Investor III                                                  4,964             (7,849)         (2,885)
   Platinum Investor III (first reduction in expense ratio)               6,948               (244)          6,704
   Platinum Investor IV                                                   5,923             (2,222)          3,701
   Platinum Investor FlexDirector                                            40             (2,881)         (2,841)
Oppenheimer Balanced Fund/VA - Non-Service Shares - continued
   Platinum Investor PLUS                                                   391             (2,977)         (2,586)
   Platinum Investor Plus (first reduction in expense ratio)                120                 (1)            119
   Platinum Investor Survivor (first reduction in expense ratio)             74                 (9)             65
   Platinum Investor Survivor II                                            623               (345)            278
   Platinum Investor VIP                                                  4,030             (2,973)          1,057
   Protection Advantage Select                                              304               (687)           (383)
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                                4,029             (3,670)            359
   Corporate America (reduced surrender charge)                             866             (4,080)         (3,214)
   Corporate Investor Select                                                 35                (53)            (18)
   Income Advantage Select                                                  331               (456)           (125)
   Platinum Investor I & II                                                 246            (14,532)        (14,286)
   Platinum Investor I & II (first reduction in expense ratio)           25,545               (357)         25,188
   Platinum Investor III                                                  4,992            (35,452)        (30,460)
   Platinum Investor III (first reduction in expense ratio)              66,268             (6,586)         59,682
   Platinum Investor IV                                                   5,501             (4,895)            606
   Platinum Investor FlexDirector                                            27                (56)            (29)
   Platinum Investor PLUS                                                 1,515             (3,768)         (2,253)
   Platinum Investor Plus (first reduction in expense ratio)              1,810                 (1)          1,809
   Platinum Investor Survivor                                                 -               (392)           (392)
   Platinum Investor Survivor (first reduction in expense ratio)          1,218             (3,216)         (1,998)
   Platinum Investor Survivor II                                          1,799             (2,719)           (920)

                                   VL-R - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                         Accumulation Units Accumulation Units Net Increase
Divisions                                                                      Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------------
   Platinum Investor VIP                                                        9,096              (9,891)           (795)
   Platinum Investor VIP (with GMWB rider)                                         78                 (14)             64
   Protection Advantage Select                                                    808                (874)            (66)
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                                   -             (13,633)        (13,633)
   AG Legacy Plus (first reduction in expense ratio)                                -              (1,701)         (1,701)
Oppenheimer Global Strategic Income Fund/VA (Non-Service)
   AG Legacy Plus (first reduction in expense ratio)                              543                 (20)            523
   AG Legacy Plus                                                               3,821                  (3)          3,818
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   AG Income Advantage VUL                                                        731                (566)            165
   AG Income Advantage VUL (with GMWB rider)                                        -                  (6)             (6)
   Corporate America (reduced surrender charge)                                   520              (1,735)         (1,215)
   Income Advantage Select                                                        505                (469)             36
   Platinum Investor I & II                                                         1                (302)           (301)
   Platinum Investor I & II (first reduction in expense ratio)                    589                (436)            153
   Platinum Investor III                                                        2,444             (27,709)        (25,265)
   Platinum Investor III (first reduction in expense ratio)                    29,064              (6,391)         22,673
   Platinum Investor IV                                                         1,721              (1,559)            162
   Platinum Investor FlexDirector                                                 392                (111)            281
   Platinum Investor PLUS                                                       1,450              (2,399)           (949)
   Platinum Investor Plus (first reduction in expense ratio)                    1,971                  (1)          1,970
   Platinum Investor Survivor II                                                5,863              (1,430)          4,433
   Platinum Investor VIP                                                        5,592             (16,220)        (10,628)
   Platinum Investor VIP (with GMWB rider)                                         47                 (97)            (50)
   Protection Advantage Select                                                  1,377                (604)            773
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AG Income Advantage VUL                                                         33                 (28)              5
   Income Advantage Select                                                        288                (402)           (114)
   Protection Advantage Select                                                    570                (317)            253
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                        551                (693)           (142)
   AG Legacy Plus                                                               3,239              (7,011)         (3,772)
   AG Legacy Plus (first reduction in expense ratio)                           10,115                (268)          9,847
   Corporate America (reduced surrender charge)                                   740              (1,314)           (574)
   Corporate Investor Select                                                       12                 (19)             (7)
   Income Advantage Select                                                        177                (274)            (97)
   Platinum Investor I & II                                                       186              (3,524)         (3,338)
   Platinum Investor I & II (first reduction in expense ratio)                213,731            (202,988)         10,743
   Platinum Investor III                                                        4,477            (108,101)       (103,624)
   Platinum Investor III (first reduction in expense ratio)                   169,231             (22,499)        146,732
   Platinum Investor IV                                                         7,140             (10,756)         (3,616)
   Platinum Investor FlexDirector                                                  53                 (34)             19
   Platinum Investor PLUS                                                       2,717             (10,038)         (7,321)
   Platinum Investor Plus (first reduction in expense ratio)                    7,801                 (33)          7,768
   Platinum Investor Survivor                                                       8                (160)           (152)
   Platinum Investor Survivor (first reduction in expense ratio)                5,166              (2,686)          2,480
   Platinum Investor Survivor II                                                6,747              (6,955)           (208)
   Platinum Investor VIP                                                        7,132             (18,082)        (10,950)
   Protection Advantage Select                                                    456                (564)           (108)
PIMCO VIT Short-Term Portfolio - Administrative Class
   AG Income Advantage VUL                                                      1,411                (345)          1,066
   AG Income Advantage VUL (with GMWB rider)                                        1                 (11)            (10)
   Corporate America (reduced surrender charge)                                    94              (1,742)         (1,648)
   Corporate Investor Select                                                        -                 (14)            (14)
   Income Advantage Select                                                        199                (107)             92
   Platinum Investor I & II                                                       553                (553)              -
   Platinum Investor I & II (first reduction in expense ratio)                  8,002            (123,365)       (115,363)
   Platinum Investor III                                                       15,404            (223,418)       (208,014)

                                   VL-R - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                     Accumulation Units Accumulation Units Net Increase
Divisions                                                                  Issued            Redeemed       (Decrease)
-----------------------------------------------------------------------------------------------------------------------
   Platinum Investor III (first reduction in expense ratio)               142,031             (96,512)         45,519
   Platinum Investor IV                                                     4,268              (3,308)            960
   Platinum Investor FlexDirector                                             609                (627)            (18)
   Platinum Investor PLUS                                                   4,391              (5,601)         (1,210)
   Platinum Investor Plus (first reduction in expense ratio)                2,050                  (5)          2,045
   Platinum Investor Survivor                                                  27              (1,226)         (1,199)
   Platinum Investor Survivor (first reduction in expense ratio)           11,899                (831)         11,068
   Platinum Investor Survivor II                                            5,239              (4,828)            411
   Platinum Investor VIP                                                    6,310              (3,360)          2,950
   Platinum Investor VIP (with GMWB rider)                                    138                (290)           (152)
   Protection Advantage Select                                                254                (167)             87
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                  3,094              (3,376)           (282)
   AG Income Advantage VUL (with GMWB rider)                                    -                  (9)             (9)
   AG Legacy Plus                                                             508              (9,889)         (9,381)
   AG Legacy Plus (first reduction in expense ratio)                       12,227              (1,099)         11,128
   Corporate America (reduced surrender charge)                             4,153              (3,639)            514
   Corporate Investor Select                                                   28                 (32)             (4)
   Income Advantage Select                                                    319                (629)           (310)
   Platinum Investor I & II                                                   269              (4,264)         (3,995)
   Platinum Investor I & II (first reduction in expense ratio)             18,227             (20,200)         (1,973)
   Platinum Investor III                                                    6,456            (130,932)       (124,476)
   Platinum Investor III (first reduction in expense ratio)               174,714             (13,258)        161,456
   Platinum Investor IV                                                     5,917             (12,370)         (6,453)
   Platinum Investor FlexDirector                                             924              (1,139)           (215)
   Platinum Investor PLUS                                                   3,411             (17,013)        (13,602)
   Platinum Investor Plus (first reduction in expense ratio)               11,518                 (24)         11,494
   Platinum Investor Survivor                                                   9              (2,666)         (2,657)
   Platinum Investor Survivor (first reduction in expense ratio)            8,613              (6,376)          2,237
   Platinum Investor Survivor II                                           77,109             (50,218)         26,891
   Platinum Investor VIP                                                   14,842              (4,862)          9,980
PIMCO VIT Total Return Portfolio - Administrative Class - continued
   Platinum Investor VIP (with GMWB rider)                                    175                (392)           (217)
   Protection Advantage Select                                              2,499              (2,551)            (52)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                   224                (307)            (83)
   Platinum Investor I & II (first reduction in expense ratio)              2,947              (7,309)         (4,362)
   Platinum Investor III                                                      331             (12,589)        (12,258)
   Platinum Investor III (first reduction in expense ratio)                16,125              (7,545)          8,580
   Platinum Investor PLUS                                                      29                (278)           (249)
   Platinum Investor Plus (first reduction in expense ratio)                  169                  (2)            167
   Platinum Investor Survivor (first reduction in expense ratio)              473              (1,887)         (1,414)
   Platinum Investor Survivor II                                                -                 (19)            (19)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                           26                (105)            (79)
   Platinum Investor I & II                                                   339                (334)              5
   Platinum Investor I & II (first reduction in expense ratio)              2,585             (14,360)        (11,775)
   Platinum Investor III                                                      421             (52,100)        (51,679)
   Platinum Investor III (first reduction in expense ratio)                50,118              (8,036)         42,082
   Platinum Investor PLUS                                                     311              (2,788)         (2,477)
   Platinum Investor Plus (first reduction in expense ratio)                2,575                  (9)          2,566
   Platinum Investor Survivor (first reduction in expense ratio)              327                (120)            207
   Platinum Investor Survivor II                                                -                 (10)            (10)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AG Income Advantage VUL                                                    191                 (61)            130
   Corporate America (reduced surrender charge)                                 8              (1,946)         (1,938)
   Income Advantage Select                                                    138                 (70)             68
   Platinum Investor I & II                                                    28                 (30)             (2)
   Platinum Investor I & II (first reduction in expense ratio)                  1                 (15)            (14)

                                   VL-R - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor III                                                  1,561             (16,090)        (14,529)
   Platinum Investor III (first reduction in expense ratio)              15,981                (255)         15,726
   Platinum Investor IV                                                     321                (234)             87
   Platinum Investor FlexDirector                                           298                (397)            (99)
   Platinum Investor PLUS                                                   268                (207)             61
   Platinum Investor Plus (first reduction in expense ratio)                185                  (1)            184
   Platinum Investor Survivor II                                            766                (277)            489
   Platinum Investor VIP                                                  4,225              (6,848)         (2,623)
   Platinum Investor VIP (with GMWB rider)                                  439                (272)            167
   Protection Advantage Select                                              452                (234)            218
Putnam VT Diversified Income Fund - Class IB
   AG Income Advantage VUL                                                  168                (290)           (122)
   AG Legacy Plus                                                           549              (2,443)         (1,894)
   AG Legacy Plus (first reduction in expense ratio)                        295                (101)            194
   Corporate America                                                          1              (6,251)         (6,250)
   Corporate America (reduced surrender charge)                           3,500              (4,297)           (797)
   Income Advantage Select                                                  103                (307)           (204)
   Income Advantage Select (with GMWB rider)                                  9                  (5)              4
   Platinum Investor I & II                                                 717                (837)           (120)
   Platinum Investor I & II (first reduction in expense ratio)            2,635              (6,680)         (4,045)
   Platinum Investor III                                                  1,934             (31,983)        (30,049)
   Platinum Investor III (first reduction in expense ratio)              57,720              (4,331)         53,389
   Platinum Investor IV                                                     834              (1,205)           (371)
   Platinum Investor FlexDirector                                             5                  (6)             (1)
   Platinum Investor PLUS                                                   354              (1,603)         (1,249)
   Platinum Investor Plus (first reduction in expense ratio)              1,253                  (6)          1,247
   Platinum Investor Survivor (first reduction in expense ratio)            176                 (56)            120
   Platinum Investor Survivor II                                          1,030                (101)            929
   Platinum Investor VIP                                                  3,749              (3,010)            739
   Protection Advantage Select                                              126                (207)            (81)
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                          -             (10,034)        (10,034)
   Corporate America (reduced surrender charge)                           1,039              (1,519)           (480)
   Platinum Investor I & II                                                 469              (5,282)         (4,813)
   Platinum Investor I & II (first reduction in expense ratio)            4,373             (19,623)        (15,250)
   Platinum Investor III                                                  2,835            (139,580)       (136,745)
   Platinum Investor III (first reduction in expense ratio)             125,855             (14,658)        111,197
   Platinum Investor IV                                                   4,087              (4,671)           (584)
   Platinum Investor PLUS                                                 1,684              (7,387)         (5,703)
   Platinum Investor Plus (first reduction in expense ratio)              3,951                 (24)          3,927
   Platinum Investor Survivor                                                47                 (92)            (45)
   Platinum Investor Survivor (first reduction in expense ratio)            752              (3,034)         (2,282)
   Platinum Investor Survivor II                                          1,765              (1,209)            556
Putnam VT International Value Fund - Class IB
   Corporate America (reduced surrender charge)                           1,649              (5,023)         (3,374)
   Platinum Investor I & II                                                 747              (1,455)           (708)
   Platinum Investor I & II (first reduction in expense ratio)            8,992             (26,451)        (17,459)
   Platinum Investor III                                                  3,845             (53,390)        (49,545)
   Platinum Investor III (first reduction in expense ratio)              76,463             (13,828)         62,635
   Platinum Investor IV                                                   2,871              (3,385)           (514)
   Platinum Investor FlexDirector                                             8                 (62)            (54)
   Platinum Investor PLUS                                                 1,170              (3,796)         (2,626)
   Platinum Investor Plus (first reduction in expense ratio)              2,954                 (25)          2,929
   Platinum Investor Survivor                                                51                (577)           (526)
   Platinum Investor Survivor (first reduction in expense ratio)          1,863              (4,467)         (2,604)
   Platinum Investor Survivor II                                          3,867                (139)          3,728
   Platinum Investor VIP                                                 17,172             (15,110)          2,062
   Platinum Investor VIP (with GMWB rider)                                  102                 (19)             83
Putnam VT Multi-Cap Growth Fund - Class IB

                                   VL-R - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   AG Legacy Plus                                                             -             (1,729)         (1,729)
   AG Legacy Plus (first reduction in expense ratio)                      1,668               (255)          1,413
Putnam VT Small Cap Value Fund - Class IB
   AG Income Advantage VUL                                                  142               (151)             (9)
   AG Legacy Plus                                                            15             (2,964)         (2,949)
   AG Legacy Plus (first reduction in expense ratio)                      5,525               (477)          5,048
   Income Advantage Select                                                   63                (24)             39
   Protection Advantage Select                                              147               (114)             33
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                           143             (8,864)         (8,721)
   AG Legacy Plus (first reduction in expense ratio)                      1,676               (290)          1,386
SunAmerica Aggressive Growth Portfolio - Class 1
   AG Income Advantage VUL                                                  125               (143)            (18)
   Income Advantage Select                                                   81               (152)            (71)
   Platinum Investor I & II (first reduction in expense ratio)              285            (22,553)        (22,268)
   Platinum Investor III                                                  2,815            (11,145)         (8,330)
   Platinum Investor III (first reduction in expense ratio)              10,455             (3,581)          6,874
   Platinum Investor IV                                                   1,072               (700)            372
   Platinum Investor FlexDirector                                            37                (19)             18
   Platinum Investor PLUS                                                   694             (2,504)         (1,810)
   Platinum Investor Plus (first reduction in expense ratio)              2,839                (12)          2,827
   Platinum Investor Survivor II                                             21                  -              21
   Platinum Investor VIP                                                 10,881             (9,840)          1,041
   Protection Advantage Select                                               31                (34)             (3)
SunAmerica Balanced Portfolio - Class 1
   AG Income Advantage VUL                                                  124                (45)             79
   Income Advantage Select                                                  146               (189)            (43)
   Platinum Investor I & II (first reduction in expense ratio)            1,622             (1,270)            352
   Platinum Investor III                                                  2,432            (34,414)        (31,982)
   Platinum Investor III (first reduction in expense ratio)              38,009             (1,729)         36,280
   Platinum Investor IV                                                   1,104               (475)            629
   Platinum Investor FlexDirector                                             3                 (3)              -
   Platinum Investor PLUS                                                 1,427             (7,409)         (5,982)
   Platinum Investor Plus (first reduction in expense ratio)              6,024                (60)          5,964
   Platinum Investor Survivor II                                            112                (56)             56
   Platinum Investor VIP                                                    920             (5,144)         (4,224)
   Protection Advantage Select                                              169               (138)             31
UIF Growth Portfolio - Class I Shares
   Platinum Investor I & II                                                 363               (363)              -
   Platinum Investor I & II (first reduction in expense ratio)            8,470            (20,399)        (11,929)
   Platinum Investor III                                                  2,395            (25,375)        (22,980)
   Platinum Investor III (first reduction in expense ratio)              21,027             (2,646)         18,381
   Platinum Investor IV                                                     246               (363)           (117)
   Platinum Investor PLUS                                                   437               (632)           (195)
   Platinum Investor Plus (first reduction in expense ratio)                428                 (1)            427
   Platinum Investor Survivor                                                 -             (1,366)         (1,366)
   Platinum Investor Survivor (first reduction in expense ratio)          1,817             (3,196)         (1,379)
   Platinum Investor Survivor II                                          1,678                (20)          1,658
VALIC Company I International Equities Fund
   AG Income Advantage VUL                                                  898               (528)            370
   AG Legacy Plus                                                             -               (220)           (220)
   AG Legacy Plus (first reduction in expense ratio)                        244               (214)             30
   Corporate America (reduced surrender charge)                             290               (118)            172
   Income Advantage Select                                                  134                (30)            104
   Platinum Investor I & II                                               1,584            (19,207)        (17,623)
   Platinum Investor I & II (first reduction in expense ratio)           31,436             (6,448)         24,988
   Platinum Investor III                                                  1,595            (27,610)        (26,015)
   Platinum Investor III (first reduction in expense ratio)              31,487             (2,411)         29,076
   Platinum Investor IV                                                   1,724             (1,541)            183

                                   VL-R - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor FlexDirector                                             -                 (56)            (56)
   Platinum Investor PLUS                                                 1,106              (2,180)         (1,074)
   Platinum Investor Plus (first reduction in expense ratio)                980                  (1)            979
   Platinum Investor Survivor (first reduction in expense ratio)            424              (5,320)         (4,896)
   Platinum Investor Survivor II                                            544              (1,514)           (970)
   Platinum Investor VIP                                                  5,300              (1,468)          3,832
   Protection Advantage Select                                              487                (517)            (30)
VALIC Company I Mid Cap Index Fund
   AG Income Advantage VUL                                                2,327                (278)          2,049
   AG Legacy Plus                                                            30              (1,327)         (1,297)
   AG Legacy Plus (first reduction in expense ratio)                      1,891                (367)          1,524
   Corporate America                                                         30                (125)            (95)
   Corporate America (reduced surrender charge)                             264                 (83)            181
   Income Advantage Select                                                  106                 (38)             68
   Platinum Investor I & II                                                 603              (1,155)           (552)
   Platinum Investor I & II (first reduction in expense ratio)            9,132             (36,838)        (27,706)
   Platinum Investor III                                                  1,578             (94,440)        (92,862)
   Platinum Investor III (first reduction in expense ratio)             127,849             (23,687)        104,162
   Platinum Investor IV                                                   2,261              (3,550)         (1,289)
   Platinum Investor FlexDirector                                            24                 (24)              -
   Platinum Investor PLUS                                                 1,493              (5,818)         (4,325)
   Platinum Investor Plus (first reduction in expense ratio)              4,736                 (15)          4,721
   Platinum Investor Survivor (first reduction in expense ratio)          1,001             (12,887)        (11,886)
   Platinum Investor Survivor II                                          2,596             (20,399)        (17,803)
   Platinum Investor VIP                                                 13,767             (13,898)           (131)
   Platinum Investor VIP (with GMWB rider)                                   68                 (12)             56
   Protection Advantage Select                                              333                (258)             75
VALIC Company I Money Market I Fund
   AG Income Advantage VUL                                                4,318              (6,211)         (1,893)
   AG Income Advantage VUL (with GMWB rider)                                  -                 (10)            (10)
   AG Legacy Plus                                                           191              (2,039)         (1,848)
   AG Legacy Plus (first reduction in expense ratio)                      1,461                (311)          1,150
   Corporate America (reduced surrender charge)                          28,120             (21,809)          6,311
   Income Advantage Select                                                1,792              (1,129)            663
   Platinum Investor I & II                                               4,286             (30,510)        (26,224)
   Platinum Investor I & II (first reduction in expense ratio)          199,345            (428,950)       (229,605)
   Platinum Investor III                                                 56,983            (165,673)       (108,690)
   Platinum Investor III (first reduction in expense ratio)             197,936             (70,828)        127,108
   Platinum Investor IV                                                  12,176             (11,033)          1,143
   Platinum Investor FlexDirector                                           435                (274)            161
   Platinum Investor PLUS                                                84,417             (90,321)         (5,904)
   Platinum Investor Plus (first reduction in expense ratio)              7,128                 (68)          7,060
   Platinum Investor Survivor                                               536                (619)            (83)
   Platinum Investor Survivor (first reduction in expense ratio)         14,639             (47,524)        (32,885)
   Platinum Investor Survivor II                                          7,001              (7,906)           (905)
   Platinum Investor VIP                                                 81,419            (118,467)        (37,048)
   Platinum Investor VIP (with GMWB rider)                                   63                (131)            (68)
   Protection Advantage Select                                           14,907              (4,272)         10,635
VALIC Company I Nasdaq-100 Index Fund
   AG Income Advantage VUL                                                  432                (907)           (475)
   Income Advantage Select                                                   16                  (8)              8
   Platinum Investor I & II                                                 990                (884)            106
   Platinum Investor I & II (first reduction in expense ratio)            4,935             (21,438)        (16,503)
   Platinum Investor III                                                  9,872            (124,408)       (114,536)
   Platinum Investor III (first reduction in expense ratio)              55,559              (7,803)         47,756
   Platinum Investor IV                                                   1,079                (411)            668
   Platinum Investor FlexDirector                                             4                  (6)             (2)
   Platinum Investor PLUS                                                 1,380              (2,466)         (1,086)
   Platinum Investor Plus (first reduction in expense ratio)              2,187                  (6)          2,181

                                   VL-R - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
   Platinum Investor Survivor                                                 -                (139)           (139)
   Platinum Investor Survivor (first reduction in expense ratio)             84                 (98)            (14)
   Platinum Investor Survivor II                                          2,439                 (76)          2,363
   Platinum Investor VIP                                                  1,619                (854)            765
   Protection Advantage Select                                            1,015                (649)            366
VALIC Company I Science & Technology Fund
   AG Income Advantage VUL                                                  282                 (14)            268
   Income Advantage Select                                                    7                  (3)              4
   Platinum Investor I & II                                                  73                 (50)             23
   Platinum Investor I & II (first reduction in expense ratio)            1,178              (4,666)         (3,488)
   Platinum Investor III                                                  3,842             (42,517)        (38,675)
   Platinum Investor III (first reduction in expense ratio)              18,895              (1,804)         17,091
   Platinum Investor IV                                                     483                (253)            230
   Platinum Investor FlexDirector                                            18                 (15)              3
   Platinum Investor PLUS                                                   314                (519)           (205)
   Platinum Investor Plus (first reduction in expense ratio)                556                  (7)            549
   Platinum Investor Survivor (first reduction in expense ratio)            429                 (92)            337
   Platinum Investor Survivor II                                            410                 (37)            373
   Platinum Investor VIP                                                    776                (637)            139
   Protection Advantage Select                                               63                 (23)             40
VALIC Company I Small Cap Index Fund
   AG Income Advantage VUL                                                2,395                (698)          1,697
   Corporate America (reduced surrender charge)                           2,297              (3,591)         (1,294)
   Corporate Investor Select                                                 22                 (33)            (11)
   Income Advantage Select                                                   60                 (33)             27
   Platinum Investor I & II                                               1,004              (1,062)            (58)
   Platinum Investor I & II (first reduction in expense ratio)            2,297             (50,837)        (48,540)
   Platinum Investor III                                                  1,603             (68,018)        (66,415)
   Platinum Investor III (first reduction in expense ratio)              93,591             (34,646)         58,945
   Platinum Investor IV                                                   1,824              (1,707)            117
   Platinum Investor FlexDirector                                            47                (124)            (77)
   Platinum Investor PLUS                                                 1,444              (3,594)         (2,150)
   Platinum Investor Plus (first reduction in expense ratio)              2,080                 (13)          2,067
   Platinum Investor Survivor                                                42                (918)           (876)
   Platinum Investor Survivor (first reduction in expense ratio)          1,950              (1,078)            872
   Platinum Investor Survivor II                                          4,129             (22,502)        (18,373)
   Platinum Investor VIP                                                 15,195             (12,790)          2,405
   Protection Advantage Select                                              981                (445)            536
VALIC Company I Stock Index Fund
   AG Income Advantage VUL                                                  364              (1,031)           (667)
   AG Legacy Plus                                                            84             (15,781)        (15,697)
   AG Legacy Plus (first reduction in expense ratio)                     14,942                (485)         14,457
   Corporate America                                                         61                (253)           (192)
   Corporate America (reduced surrender charge)                           5,918              (8,105)         (2,187)
   Corporate Investor Select                                                 23                 (36)            (13)
   Income Advantage Select                                                1,203                (791)            412
   Platinum Investor I & II                                               1,589             (17,781)        (16,192)
   Platinum Investor I & II (first reduction in expense ratio)           29,060             (71,608)        (42,548)
   Platinum Investor III                                                  3,110            (244,272)       (241,162)
   Platinum Investor III (first reduction in expense ratio)             213,667             (62,969)        150,698
   Platinum Investor IV                                                   3,104              (3,669)           (565)
   Platinum Investor FlexDirector                                            28                (189)           (161)
   Platinum Investor PLUS                                                 3,682              (5,724)         (2,042)
   Platinum Investor Plus (first reduction in expense ratio)              3,782                (266)          3,516
   Platinum Investor Survivor                                               299             (10,303)        (10,004)
   Platinum Investor Survivor (first reduction in expense ratio)         13,468             (12,035)          1,433
   Platinum Investor Survivor II                                         10,141              (3,248)          6,893
   Platinum Investor VIP                                                 19,454             (12,699)          6,755
   Protection Advantage Select                                              975                (879)             96

                                   VL-R - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio
   AG Income Advantage VUL                                                2,835             (2,190)            645
   Corporate America (reduced surrender charge)                           1,438             (1,163)            275
   Corporate Investor Select                                                 20                (31)            (11)
   Income Advantage Select                                                  153               (538)           (385)
   Platinum Investor I & II                                                 148               (249)           (101)
   Platinum Investor I & II (first reduction in expense ratio)            8,903            (11,084)         (2,181)
   Platinum Investor III                                                  3,266            (50,675)        (47,409)
   Platinum Investor III (first reduction in expense ratio)              60,654             (7,668)         52,986
   Platinum Investor IV                                                   5,694             (4,142)          1,552
   Platinum Investor FlexDirector                                             9               (237)           (228)
   Platinum Investor PLUS                                                 1,917             (7,208)         (5,291)
   Platinum Investor Plus (first reduction in expense ratio)              2,439                 (5)          2,434
   Platinum Investor Survivor                                                10               (767)           (757)
   Platinum Investor Survivor (first reduction in expense ratio)          6,156               (994)          5,162
   Platinum Investor Survivor II                                         10,529             (5,059)          5,470
   Platinum Investor VIP                                                  5,024             (3,331)          1,693
   Platinum Investor VIP (with GMWB rider)                                   28                (60)            (32)
   Protection Advantage Select                                              424               (422)              2
Vanguard VIF REIT Index Portfolio
   AG Income Advantage VUL                                                2,001             (3,123)         (1,122)
   AG Income Advantage VUL (with GMWB rider)                                  -                 (6)             (6)
   Corporate America (reduced surrender charge)                           1,272             (4,065)         (2,793)
   Income Advantage Select                                                  338               (369)            (31)
   Income Advantage Select (with GMWB rider)                                  8                 (5)              3
   Platinum Investor I & II                                                 235               (290)            (55)
   Platinum Investor I & II (first reduction in expense ratio)            9,802            (15,743)         (5,941)
   Platinum Investor III                                                  2,825            (66,183)        (63,358)
   Platinum Investor III (first reduction in expense ratio)             161,399            (16,216)        145,183
   Platinum Investor IV                                                   6,055             (5,858)            197
   Platinum Investor FlexDirector                                           238               (790)           (552)
   Platinum Investor PLUS                                                 1,919            (18,990)        (17,071)
   Platinum Investor Plus (first reduction in expense ratio)             13,461                (12)         13,449
   Platinum Investor Survivor                                                12               (753)           (741)
   Platinum Investor Survivor (first reduction in expense ratio)          2,737             (1,499)          1,238
   Platinum Investor Survivor II                                          2,663             (2,571)             92
   Platinum Investor VIP                                                  9,347             (9,167)            180
   Platinum Investor VIP (with GMWB rider)                                   83               (113)            (30)
   Protection Advantage Select                                           879.00            (844.00)          35.00

                                   VL-R - 69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                      At December 31                         For the year ended December 31
           -------------------------------------   ----------------------------------------------------------------------
                                                   Investment Income
                      Unit Value                        Ratio               Expense Ratio             Total Return
            Units  Lowest to Highest Net Assets    Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
-------------------------------------------------  -----------------------------------------------------------------------

Alger Capital Appreciation Portfolio -
  Class I-2 Shares
-------------------------------------------------
2013       249,000 $16.25 to  $20.46 $ 5,171,060   0.36%                   0.20%    to     1.45%    33.24%   to    34.92%
2012       210,287  10.89 to   24.88   3,881,078   1.10%                   0.20%    to     1.45%    16.59%   to    18.31%
2011       194,548   9.22 to   21.73   3,304,011   0.11%                   0.20%    to     1.45%    -1.73%   to    -0.50%
2010       197,206   9.27 to   21.89   3,389,409   0.15%    to     2.14%   0.20%    to     1.45%    -0.28%   to    14.78%
2009       197,008   8.15 to   19.27   3,075,839   0.00%                   0.20%    to     1.45%    48.93%   to    77.76%

Alger Mid Cap Growth Portfolio - Class I-2
  Shares
-------------------------------------------------
2013       182,950 $10.63 to  $13.39 $ 2,968,985   0.34%                   0.20%    to     1.45%    33.89%   to    35.57%
2012       178,218   7.54 to   18.44   2,301,200   0.00%                   0.20%    to     1.45%    14.53%   to    16.22%
2011       197,175   6.55 to   15.98   2,444,510   0.35%                   0.20%    to     1.45%    -9.59%   to    -8.46%
2010       202,610   7.21 to   17.95   2,851,234   0.00%                   0.20%    to     1.45%     5.88%   to    19.14%
2009       186,401   6.10 to   15.09   2,181,171   0.00%                   0.20%    to     1.45%    29.07%   to    51.40%

American Century VP Value Fund - Class I
-------------------------------------------------
2013       933,185 $20.51 to  $22.46 $15,724,871   1.69%                   0.20%    to     0.75%    30.74%   to    31.46%
2012       934,942  10.69 to   21.59  12,587,820   2.00%                   0.20%    to     0.75%    13.72%   to    14.58%
2011       888,449   9.35 to   18.99  11,755,714   2.04%                   0.20%    to     0.75%     0.26%   to     0.81%
2010       891,410   9.27 to   18.94  12,897,301   1.89%    to     2.33%   0.20%    to     1.45%     1.32%   to    16.28%
2009       940,091   8.19 to   16.82  12,490,548   3.73%    to     5.59%   0.20%    to     1.45%    18.14%   to    19.62%

Credit Suisse U.S. Equity Flex I
  Portfolio /(12)/
-------------------------------------------------
2013             - $    -            $         -   0.00%                   0.00%           0.00%     0.00%          0.00%
2012             -      -                      -   0.00%                   0.00%           0.00%     0.00%          0.00%
2011             -      -                      -   1.12%                   0.20%    to     0.95%    -7.17%   to    -6.60%
2010       184,442   7.25 to   13.24   1,482,130   0.00%    to     0.25%   0.20%    to     0.95%     1.55%   to    19.17%
2009       195,596   6.38 to   11.59   1,375,258   0.32%    to     1.87%   0.20%    to     0.95%    23.49%   to    39.10%

Dreyfus IP MidCap Stock Portfolio - Initial
  Shares
-------------------------------------------------
2013       284,074 $16.27 to  $25.55 $ 4,936,230   1.36%                   0.20%    to     0.75%    33.98%   to    34.72%
2012       278,365  11.91 to   19.07   3,735,622   0.46%                   0.20%    to     0.75%    18.78%   to    19.44%
2011       275,176  10.00 to   16.05   3,371,455   0.52%                   0.20%    to     0.75%    -0.35%   to     0.19%
2010       298,362  10.01 to   16.11   3,901,648   0.86%    to     1.21%   0.20%    to     0.75%    11.03%   to    29.62%
2009       299,501   7.92 to   12.77   3,250,022   0.24%    to     2.05%   0.40%    to     0.75%    34.50%   to    34.97%

Dreyfus VIF International Value Portfolio -
  Initial Shares
-------------------------------------------------
2013        12,994 $ 8.80 to  $ 9.21 $   145,715   1.83%                   0.20%    to     0.95%    21.83%   to    22.75%
2012        10,563   7.22 to   12.78      99,312   2.75%                   0.20%    to     0.95%    11.60%   to    12.44%
2011         9,931   6.47 to   11.37      83,245   2.19%                   0.20%    to     0.95%   -19.25%   to   -18.64%
2010        11,489   8.01 to   13.97     115,062   1.64%    to     1.72%   0.20%    to     0.95%     3.47%   to     4.25%
2009         9,116   7.74 to   13.40      85,613   3.00%    to     3.36%   0.20%    to     0.95%    29.74%   to    30.71%

Dreyfus VIF Opportunistic Small Cap Portfolio -
  Initial Shares
-------------------------------------------------
2013       593,017 $16.37 to  $18.27 $ 9,596,389   0.00%                   0.20%    to     0.75%    47.44%   to    48.25%
2012       675,020  10.06 to   13.71   7,380,409   0.00%                   0.20%    to     0.75%    19.66%   to    20.32%
2011       657,563   8.40 to   11.46   5,990,689   0.41%                   0.20%    to     0.75%   -14.49%   to   -14.02%
2010       718,521   9.82 to   13.40   7,664,131   0.64%    to     0.87%   0.20%    to     0.75%    20.54%   to    32.85%
2009       760,679   7.54 to   10.30   6,443,101   1.36%    to     1.68%   0.35%    to     0.75%    25.10%   to    25.60%

                                   VL-R - 70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                  At December 31                        For the year ended December 31
      ----------------------------------------  --------------------------------------------------------------------------
                                                Investment Income
                   Unit Value                       Ratio                Expense Ratio              Total Return
        Units   Lowest to Highest Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
----------------------------------------------  --------------------------------------------------------------------------

Dreyfus VIF Quality Bond
  Portfolio - Initial
  Shares
------------------------------------------------
2013    453,482 $13.29 to  $15.64 $ 6,157,970   2.80%                    0.20%    to     0.75%    -2.28%    to    -1.74%
2012    494,395  13.34 to   19.64   7,079,426   2.98%                    0.20%    to     0.75%     6.20%    to     6.78%
2011    517,075  12.53 to   18.42   7,255,389   3.80%                    0.20%    to     0.75%     6.23%    to     6.82%
2010    593,479  11.77 to   17.27   8,104,699   3.79%    to     4.14%    0.20%    to     0.75%     0.41%    to     8.00%
2009    594,218  10.91 to   15.99   8,204,097   4.55%    to     5.49%    0.35%    to     0.75%    14.10%    to    14.56%

Fidelity VIP Asset Manager
  Portfolio - Service Class 2
------------------------------------------------
2013    344,472 $16.80 to  $18.07 $ 4,672,189   1.34%                    0.20%    to     0.75%    14.48%    to    15.11%
2012    349,745  10.99 to   16.00   4,353,982   1.29%                    0.20%    to     0.75%    11.39%    to    12.24%
2011    357,178   9.84 to   14.35   4,255,781   1.72%                    0.20%    to     0.75%    -3.54%    to    -3.01%
2010    369,583  10.17 to   14.87   4,767,124   1.02%    to     1.98%    0.20%    to     0.75%    10.77%    to    13.74%
2009    456,129   8.97 to   13.14   5,235,514   1.99%    to     3.64%    0.20%    to     0.75%    27.80%    to    31.91%

Fidelity VIP Contrafund
  Portfolio - Service Class 2
------------------------------------------------
2013  1,979,018 $15.16 to  $22.34 $31,814,973   0.83%                    0.20%    to     1.45%    29.07%    to    30.69%
2012  2,017,400   9.79 to   19.92  25,979,429   1.15%                    0.20%    to     1.45%    14.46%    to    16.15%
2011  2,026,207   8.45 to   17.28  24,026,115   0.75%                    0.20%    to     1.45%    -4.18%    to    -2.98%
2010  2,241,206   8.71 to   17.91  29,413,759   0.86%    to     1.21%    0.20%    to     1.45%    12.79%    to    17.90%
2009  2,349,310   7.46 to   15.43  27,925,385   0.96%    to     1.66%    0.20%    to     1.45%    26.27%    to    35.20%

Fidelity VIP Equity-Income
  Portfolio - Service Class 2
------------------------------------------------
2013  1,236,243 $13.43 to  $21.38 $17,985,957   2.32%                    0.20%    to     1.45%    25.99%    to    27.57%
2012  1,295,583   9.34 to   17.73  15,225,678   2.97%                    0.20%    to     1.45%    15.37%    to    17.06%
2011  1,305,804   7.99 to   15.25  13,694,352   2.27%                    0.20%    to     1.45%    -0.79%    to     0.45%
2010  1,346,273   7.96 to   15.25  15,096,156   1.46%    to     1.92%    0.20%    to     1.45%     4.03%    to    16.85%
2009  1,451,113   6.94 to   13.35  14,377,656   1.80%    to     3.21%    0.20%    to     1.45%    28.01%    to    29.62%

Fidelity VIP Freedom 2020
  Portfolio - Service Class 2
------------------------------------------------
2013     26,325 $14.09 to  $18.20 $   348,635   1.26%                    0.20%    to     0.70%    14.83%    to    15.40%
2012     31,878  10.57 to   16.62     369,414   1.89%                    0.20%    to     0.70%    12.28%    to    13.08%
2011     30,850   9.36 to   14.80     319,985   2.49%                    0.20%    to     0.70%    -1.93%    to    -1.44%
2010     18,321   9.50 to   15.08     195,416   1.98%    to     2.37%    0.20%    to     0.70%    13.53%    to    14.10%
2009     13,495   8.33 to   13.28     127,348   0.00%    to     5.64%    0.20%    to     0.70%     0.78%    to    28.29%

Fidelity VIP Freedom 2025
  Portfolio - Service Class 2
------------------------------------------------
2013     53,321 $14.58 to  $19.22 $   722,900   1.78%                    0.20%    to     0.75%    18.82%    to    19.48%
2012     44,775  10.55 to   16.09     515,350   1.96%                    0.20%    to     1.45%    13.14%    to    14.80%
2011     30,833   9.21 to   14.04     315,809   2.16%                    0.20%    to     1.45%    -3.75%    to    -2.54%
2010     21,955   9.45 to   14.41     233,866   0.00%    to     2.64%    0.20%    to     1.45%    13.81%    to    15.24%
2009     24,844   8.20 to   12.50     229,911   0.93%    to     5.44%    0.20%    to     1.45%     3.47%    to    29.54%

Fidelity VIP Freedom 2030
  Portfolio - Service Class 2
------------------------------------------------
2013     68,826 $13.87 to  $19.55 $   979,103   1.59%                    0.20%    to     1.45%    19.66%    to    21.17%
2012     61,498   9.99 to   16.14     724,478   1.88%                    0.20%    to     1.45%    13.52%    to    15.19%
2011     69,384   8.69 to   14.04     716,899   2.01%                    0.20%    to     1.45%    -4.23%    to    -3.02%
2010     62,080   8.97 to   14.47     669,235   1.84%    to     2.56%    0.20%    to     1.45%    14.22%    to    15.66%
2009     52,353   7.75 to   12.51     489,521   1.98%    to     3.58%    0.20%    to     1.45%    29.29%    to    40.97%

                                   VL-R - 71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                       At December 31                         For the year ended December 31
           ----------------------------------------  --------------------------------------------------------------------------
                                                     Investment Income
                        Unit Value                       Ratio                Expense Ratio               Total Return
             Units   Lowest to Highest Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
---------------------------------------------------  --------------------------------------------------------------------------

Fidelity VIP Growth Portfolio - Service Class 2
---------------------------------------------------
2013       1,140,463 $12.28 to  $16.66 $16,170,061   0.05%                    0.20%    to     0.75%     34.98%   to     35.73%
2012       1,243,384   8.66 to   15.89  12,864,156   0.36%                    0.20%    to     0.75%     13.55%   to     14.41%
2011       1,440,145   7.62 to   13.91  13,001,802   0.13%                    0.20%    to     0.75%     -0.78%   to     -0.23%
2010       1,540,634   7.68 to   13.95  13,385,000   0.03%    to     0.03%    0.20%    to     0.75%     19.36%   to     23.61%
2009       1,643,099   6.24 to   11.28  11,446,645   0.16%    to     0.25%    0.20%    to     0.75%     27.01%   to     27.71%

Fidelity VIP Mid Cap Portfolio - Service Class 2
---------------------------------------------------
2013         526,757 $15.36 to  $16.44 $10,683,514   0.28%                    0.20%    to     1.45%     33.91%   to     35.60%
2012         507,869  10.48 to   28.61   8,103,313   0.40%                    0.20%    to     1.45%     12.91%   to     14.57%
2011         509,887   9.17 to   25.07   7,535,192   0.02%                    0.20%    to     1.45%    -12.13%   to    -11.03%
2010         516,364  10.30 to   28.23   9,449,592   0.10%    to     0.15%    0.20%    to     1.45%      9.25%   to     28.31%
2009         492,030   8.03 to   22.05   7,405,205   0.36%    to     0.65%    0.20%    to     1.45%      0.53%   to     51.40%

Franklin Templeton Franklin Small Cap Value
Securities Fund - Class 2
---------------------------------------------------
2013         410,633 $16.22 to  $16.44 $ 8,569,689   1.28%                    0.20%    to     1.45%     34.28%   to     35.97%
2012         424,063  11.66 to   24.93   6,804,660   0.79%                    0.20%    to     1.45%     16.68%   to     18.39%
2011         425,994   9.87 to   21.14   6,139,109   0.71%                    0.20%    to     1.45%     -5.14%   to     -3.95%
2010         568,474  10.27 to   22.05   9,738,236   0.62%    to     0.76%    0.20%    to     1.45%     16.86%   to     27.97%
2009         567,888   8.03 to   17.27   7,999,887   1.29%    to     1.78%    0.20%    to     1.45%     27.30%   to     59.02%

Franklin Templeton Franklin Small-Mid Cap Growth
Securities Fund - Class 2
---------------------------------------------------
2013           3,006 $12.75 to  $15.45 $    45,932   0.00%                    0.50%    to     0.75%     37.12%   to     37.47%
2012           2,951   9.30 to   11.24      31,091   0.00%                    0.50%    to     0.75%     10.02%   to     10.30%
2011           3,203   8.45 to   10.19      29,625   0.00%                    0.50%    to     0.75%     -5.54%   to     -5.30%
2010           9,134   8.95                 81,736   0.00%                    0.75%                     26.67%
2009          10,315   7.06                 72,874   0.00%                    0.75%                     42.50%

Franklin Templeton Franklin U.S. Government Fund
- Class 2
---------------------------------------------------
2013         300,094 $11.91 to  $14.86 $ 3,878,306   2.77%                    0.20%    to     0.75%     -2.97%   to     -2.43%
2012         306,687  12.04 to   15.40   4,173,166   2.67%                    0.20%    to     0.75%      1.12%   to      1.89%
2011         315,613  11.88 to   15.68   4,319,906   3.15%                    0.20%    to     0.75%      4.89%   to      5.47%
2010         350,315  11.30 to   14.90   4,653,611   1.60%    to     3.70%    0.40%    to     0.75%     -1.16%   to      4.86%
2009         391,691  10.78 to   14.21   5,007,059   1.31%    to     6.09%    0.40%    to     0.75%      2.32%   to      2.68%

Franklin Templeton Mutual Shares Securities Fund
- Class 2
---------------------------------------------------
2013         481,977 $13.35 to  $13.49 $ 7,065,970   2.11%                    0.20%    to     1.45%     26.42%   to     28.00%
2012         521,354   9.51 to   16.07   6,241,600   2.07%                    0.20%    to     1.45%     12.60%   to     14.25%
2011         522,459   8.34 to   14.12   5,923,738   2.04%                    0.20%    to     1.45%     -2.46%   to     -1.24%
2010         744,276   8.45 to   14.33   9,163,036   1.41%    to     1.68%    0.20%    to     1.45%      5.45%   to     10.97%
2009         680,409   7.61 to   12.93   7,936,688   1.12%    to     2.86%    0.20%    to     1.45%     24.23%   to     33.90%

Franklin Templeton Templeton Foreign Securities
Fund - Class 2
---------------------------------------------------
2013         483,045 $12.01 to  $20.63 $ 7,138,619   2.33%                    0.20%    to     0.75%     22.05%   to     22.72%
2012         488,547   9.65 to   17.00   6,170,381   3.03%                    0.20%    to     0.75%     17.35%   to     18.24%
2011         489,882   8.20 to   14.92   5,610,443   1.80%                    0.20%    to     0.75%    -11.30%   to    -10.81%
2010         495,307   9.23 to   16.76   6,741,210   1.16%    to     2.01%    0.20%    to     0.75%      6.21%   to     13.97%
2009         498,881   8.55 to   15.52   6,722,082   2.69%    to     4.24%    0.40%    to     0.75%     36.02%   to     36.50%

                                   VL-R - 72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                      At December 31                       For the year ended December 31
           --------------------------------------  --------------------------------------------------------------------------
                                                   Investment Income
                      Unit Value                       Ratio                Expense Ratio              Total Return
            Units  Lowest to Highest Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
-------------------------------------------------  --------------------------------------------------------------------------

Goldman Sachs VIT Strategic Growth Fund -
Institutional Shares
-------------------------------------------------
2013       461,991 $14.86 to  $16.67 $ 6,936,211   0.41%                    0.20%    to     0.75%    31.43%    to    32.16%
2012       492,233  11.09 to   14.67   5,592,047   0.72%                    0.20%    to     0.75%    18.99%    to    19.65%
2011       521,266   9.30 to   12.32   4,950,598   0.46%                    0.20%    to     0.75%    -3.34%    to    -2.81%
2010       548,075   9.59 to   12.74   5,363,068   0.40%    to     0.43%    0.20%    to     0.75%     0.64%    to    14.31%
2009       537,059   8.71 to   11.59   5,243,620   0.45%    to     0.47%    0.40%    to     0.75%    15.85%    to    47.16%

Invesco V.I. Core Equity Fund - Series I
-------------------------------------------------
2013       633,078 $14.49 to  $16.09 $ 9,154,360   1.39%                    0.20%    to     0.75%    28.28%    to    28.99%
2012       686,192  11.08 to   12.88   7,754,263   0.97%                    0.20%    to     0.75%    13.03%    to    13.65%
2011       751,569   9.78 to   11.35   7,627,790   0.98%                    0.20%    to     0.75%    -0.81%    to    -0.26%
2010       836,741   9.83 to   11.40   8,781,854   0.85%    to     1.18%    0.20%    to     0.75%     6.62%    to    16.54%
2009       903,902   9.02 to   10.44   8,995,954   1.69%    to     3.58%    0.35%    to     0.75%    27.34%    to    27.85%

Invesco V.I. Global Real Estate Fund - Series I
-------------------------------------------------
2013         8,344 $10.63 to  $17.27 $   116,994   4.19%                    0.20%    to     0.70%     2.00%    to     2.51%
2012         7,245   8.99 to   16.84      97,299   0.60%                    0.20%    to     0.70%    27.22%    to    27.86%
2011         6,702   7.03 to   13.17      70,034   4.37%                    0.20%    to     0.70%    -7.16%    to    -6.69%
2010         6,284   7.54 to   14.12      66,935   5.25%    to     7.55%    0.20%    to     0.70%    16.69%    to    17.28%
2009         3,939   6.42 to   12.04      30,815   0.00%                    0.20%    to     0.70%    30.61%    to    31.26%

Invesco V.I. Government Securities Fund -
Series I
-------------------------------------------------
2013         6,808 $10.46 to  $10.53 $    71,645   3.23%                    0.50%    to     0.75%    -3.35%    to    -3.11%
2012         8,468  10.82 to   10.87      91,887   3.08%                    0.50%    to     0.75%     1.71%    to     1.96%
2011         9,242  10.64 to   10.66      98,397   0.00%                    0.50%    to     0.75%     6.31%    to     6.49%

Invesco V.I. High Yield Fund - Series I /(11)/
-------------------------------------------------
2013       216,019 $11.87 to  $12.04 $ 2,569,236   4.98%                    0.20%    to     0.75%     6.21%    to     6.79%
2012       202,848  11.17 to   11.28   2,269,149   5.11%                    0.20%    to     0.75%    16.30%    to    16.94%
2011       205,753   9.61 to    9.63   1,977,610   0.00%                    0.40%    to     0.75%    -4.12%    to    -3.89%

Invesco V.I. International Growth Fund - Series
I
-------------------------------------------------
2013       672,600 $14.35 to  $19.41 $ 9,422,146   1.20%                    0.20%    to     1.45%    17.30%    to    18.78%
2012       680,010   9.12 to   21.69   8,335,300   1.46%                    0.20%    to     1.45%    13.87%    to    15.54%
2011       695,171   7.91 to   18.91   7,717,734   1.53%                    0.20%    to     1.45%    -8.08%    to    -6.93%
2010       788,428   8.50 to   20.43   9,839,242   2.09%    to     2.81%    0.20%    to     1.45%    11.24%    to    15.49%
2009       835,068   7.55 to   18.24  10,223,489   1.25%    to     2.48%    0.20%    to     1.45%    29.19%    to    34.97%

Invesco Van Kampen V.I. American Franchise Fund
- Series I
-------------------------------------------------
2013           438 $15.21            $     6,664   0.42%                    0.50%                    39.44%
2012           626   6.29 to   10.91       5,234   0.00%                    0.50%    to     0.75%    12.88%    to    13.16%
2011           804   5.58 to    9.64       5,393   0.00%                    0.50%    to     0.75%    -6.88%    to    -6.64%
2010         4,758   5.99 to   10.32      39,952   0.00%                    0.50%    to     0.75%    18.95%    to    21.46%
2009         6,868   5.03                 34,565   0.11%                    0.75%                    64.83%

Invesco Van Kampen V.I. Government Fund -
Series I
-------------------------------------------------
2013             - $    -            $         -   0.00%                    0.00%                     0.00%
2012             -      -                      -   0.00%                    0.00%           0.00%     0.00%           0.00%
2011             -      -                      -   8.95%                    0.50%    to     0.75%     0.84%    to     0.92%
2010         5,974  15.32                 91,535   0.20%                    0.75%                     4.45%
2009         6,562  14.67                 96,261   7.10%                    0.75%                     0.22%

                                   VL-R - 73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                           At December 31                           For the year ended December 31
                --------------------------------------  -----------------------------------------------------------------------
                                                        Investment Income
                           Unit Value                         Ratio              Expense Ratio             Total Return
                 Units  Lowest to Highest Net Assets    Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
------------------------------------------------------  -----------------------------------------------------------------------

Invesco Van Kampen V.I. Growth and Income Fund -
  Series I
------------------------------------------------------
2013            608,704 $12.95 to  $14.95 $ 9,952,150    1.52%                  0.20%    to     0.95%    32.81%   to    33.81%
2012            617,841   9.75 to   16.38   7,796,561    1.53%                  0.20%    to     0.95%    13.55%   to    14.64%
2011            644,693   8.59 to   14.35   7,472,579    1.08%                  0.20%    to     0.95%    -2.93%   to    -2.20%
2010            865,685   8.85 to   14.70  10,670,022    0.09%   to      0.10%  0.20%    to     1.45%     7.12%   to    12.41%
2009            798,396   7.94 to   13.12   9,525,424    3.64%   to      4.53%  0.20%    to     1.45%    22.58%   to    24.12%

Invesco Van Kampen V.I. High Yield Fund - Series I
------------------------------------------------------
2013                  - $    -            $         -    0.00%                  0.00%                     0.00%
2012                  -      -                      -    0.00%                  0.00%           0.00%     0.00%          0.00%
2011                  -      -                      -   23.28%                  0.20%    to     0.75%     5.02%   to     5.21%
2010            129,870  12.09 to   17.35   1,967,003    8.74%   to     10.72%  0.20%    to     0.75%     0.91%   to    11.67%
2009            129,292  10.84 to   15.59   1,744,053    1.27%   to     11.83%  0.40%    to     0.75%    41.02%   to    41.51%

Janus Aspen Enterprise Portfolio - Service Shares
------------------------------------------------------
2013            309,731 $15.07 to  $26.99 $ 5,081,183    0.37%                  0.20%    to     0.75%    31.05%   to    31.77%
2012            335,792   8.86 to   23.16   4,068,669    0.00%                  0.20%    to     0.75%    16.11%   to    16.99%
2011            388,019   7.63 to   19.94   3,861,188    0.00%                  0.20%    to     0.75%    -2.39%   to    -1.85%
2010            457,671   7.81 to   20.42   4,284,773    0.00%                  0.20%    to     0.75%    20.46%   to    25.27%
2009            481,729   6.27 to   16.38   3,557,635    0.00%                  0.20%    to     0.75%    43.36%   to    44.16%

Janus Aspen Forty Portfolio - Service Shares
------------------------------------------------------
2013             29,991 $12.09 to  $12.67 $   416,706    0.56%                  0.20%    to     0.95%    29.65%   to    30.62%
2012             29,377   9.33 to   16.36     309,675    0.62%                  0.20%    to     0.95%    22.68%   to    23.61%
2011             28,303   7.60 to   13.23     240,224    0.26%                  0.20%    to     0.95%    -7.82%   to    -7.13%
2010             26,335   8.25 to   14.25     241,882    0.13%   to      0.27%  0.20%    to     0.95%     5.47%   to     6.27%
2009             25,001   7.82 to   13.41     212,011    0.01%   to      0.02%  0.20%    to     0.95%    44.63%   to    45.72%

Janus Aspen Overseas Portfolio - Service Shares
------------------------------------------------------
2013            815,905 $ 9.38 to  $14.01 $10,039,056    3.00%                  0.20%    to     1.45%    12.64%   to    14.05%
2012            842,700   7.70 to   24.09   9,503,268    0.60%                  0.20%    to     1.45%    11.55%   to    13.19%
2011            877,463   6.81 to   21.43   9,363,997    0.38%                  0.20%    to     1.45%   -33.31%   to   -32.47%
2010            848,160  10.09 to   31.90  16,047,581    0.48%   to      0.57%  0.20%    to     1.45%    14.63%   to    24.77%
2009            887,195   8.09 to   25.69  14,436,901    0.33%   to      0.43%  0.20%    to     1.45%    76.49%   to    78.71%

Janus Aspen Worldwide Portfolio - Service Shares
------------------------------------------------------
2013            263,926 $12.30 to  $14.50 $ 3,174,577    1.08%                  0.20%    to     0.75%    27.12%   to    27.82%
2012            290,208   7.49 to   12.87   2,642,859    0.77%                  0.20%    to     0.75%    18.96%   to    19.62%
2011            348,837   6.29 to   10.81   2,528,689    0.49%                  0.20%    to     0.75%   -14.63%   to   -14.16%
2010            458,840   7.37 to   12.64   3,587,878    0.45%   to      0.50%  0.20%    to     0.75%     3.46%   to    21.93%
2009            499,706   6.42 to   11.02   3,373,933    0.52%   to      1.26%  0.40%    to     0.75%    36.38%   to    36.86%

JPMorgan Insurance Trust Core Bond Portfolio - Class
  1
------------------------------------------------------
2013              7,101 $12.53 to  $12.83 $    89,709    4.33%                  0.20%    to     0.70%    -2.16%   to    -1.67%
2012              6,314  12.81 to   13.05      81,396    4.29%                  0.20%    to     0.70%     4.60%   to     5.12%
2011              6,254  12.25 to   12.41      76,968    5.25%                  0.20%    to     0.70%     6.71%   to     7.24%
2010              6,045  11.48 to   11.57      69,594    3.37%   to      4.07%  0.20%    to     0.70%     8.47%   to     9.02%
2009              5,072  10.58 to   10.62      53,733    0.00%                  0.20%    to     0.70%     5.79%   to     6.16%

JPMorgan Insurance Trust Government Bond Portfolio -
  Class 1
------------------------------------------------------
2009                  - $    -            $         -   15.11%   to    119.69%  0.20%    to     0.70%     0.30%   to     0.45%

                                   VL-R - 74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                            At December 31                          For the year ended December 31
                ----------------------------------------  -----------------------------------------------------------------------
                                                          Investment Income
                             Unit Value                        Ratio               Expense Ratio             Total Return
                  Units   Lowest to Highest Net Assets    Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
--------------------------------------------------------  -----------------------------------------------------------------------

JPMorgan Insurance Trust International Equity
  Portfolio - Class 1
--------------------------------------------------------
2013                5,109 $ 9.55 to  $10.00 $    63,788   1.84%                   0.20%    to     0.95%    14.36%   to    15.22%
2012                5,001   8.35 to   15.37      54,352   2.15%                   0.20%    to     0.95%    19.91%   to    20.82%
2011                4,991   6.96 to   12.72      45,198   1.83%                   0.20%    to     0.95%   -12.29%   to   -11.63%
2010                7,000   7.94 to   14.39      71,187   0.22%    to     0.23%   0.20%    to     0.95%     6.15%   to     6.95%
2009                6,633   7.48 to   13.46      62,337   4.76%    to     5.45%   0.20%    to     0.95%    33.64%   to    34.64%

JPMorgan Insurance Trust Mid Cap Value Portfolio -
  Class 1
--------------------------------------------------------
2013               30,324 $25.25 to  $25.90 $   770,690   1.11%                   0.20%    to     0.75%    31.31%   to    32.04%
2012               36,790  19.23 to   19.62     710,812   1.08%                   0.20%    to     0.75%    19.48%   to    20.14%
2011               40,043  16.09 to   16.33     645,733   1.49%                   0.20%    to     0.75%     1.40%   to     1.96%
2010              143,668  15.87 to   16.02   2,282,044   1.12%    to     1.16%   0.20%    to     0.75%     5.70%   to    22.96%
2009              154,833  12.95 to   12.98   2,005,981   0.00%                   0.40%    to     0.75%    29.51%   to    29.83%

JPMorgan Insurance Trust Small Cap Core Portfolio -
  Class 1
--------------------------------------------------------
2013              204,643 $17.09 to  $20.58 $ 3,563,217   0.56%                   0.20%    to     0.75%    41.23%   to    42.01%
2012              218,178  11.44 to   18.72   2,763,083   0.21%                   0.20%    to     0.75%    18.83%   to    19.73%
2011              222,041   9.56 to   15.76   2,444,450   0.13%                   0.20%    to     0.75%    -5.48%   to    -4.96%
2010              225,131  10.10 to   16.67   2,673,870   0.00%                   0.20%    to     0.75%    -0.94%   to    26.62%
2009              243,826   8.00 to   13.21   2,316,934   0.50%    to     1.32%   0.40%    to     0.75%    21.66%   to    22.09%

JPMorgan Mid Cap Value Portfolio
--------------------------------------------------------
2009                    - $    -            $         -   3.89%    to     4.74%   0.40%    to     0.75%    -2.92%   to    -2.81%

MFS VIT Core Equity Series - Initial Class
--------------------------------------------------------
2013              258,761 $15.15 to  $18.17 $ 3,894,856   1.00%                   0.20%    to     0.75%    33.60%   to    34.33%
2012              284,309   8.78 to   14.99   3,169,925   0.79%                   0.20%    to     0.75%    15.36%   to    16.00%
2011              329,447   7.61 to   12.99   3,025,430   0.97%                   0.20%    to     0.75%    -1.76%   to    -1.22%
2010              404,270   7.75 to   13.21   3,463,700   0.95%    to     1.09%   0.20%    to     0.75%     1.93%   to    20.08%
2009              437,268   6.66 to   11.35   3,187,117   1.37%    to     1.93%   0.40%    to     0.75%    31.44%   to    31.90%

MFS VIT Growth Series - Initial Class
--------------------------------------------------------
2013              702,868 $15.96 to  $21.26 $11,066,832   0.23%                   0.20%    to     0.75%    35.83%   to    36.58%
2012              751,222   7.95 to   18.27   8,544,313   0.00%                   0.20%    to     0.75%    16.51%   to    17.15%
2011              869,874   6.80 to   15.67   8,216,438   0.20%                   0.20%    to     0.75%    -1.07%   to    -0.52%
2010            1,121,296   6.85 to   15.84  10,215,781   0.07%    to     0.12%   0.20%    to     0.75%     7.21%   to    22.06%
2009            1,173,605   5.96 to   13.83   9,964,173   0.26%    to     0.36%   0.40%    to     0.75%    36.65%   to    37.13%

MFS VIT New Discovery Series - Initial Class
--------------------------------------------------------
2013              286,857 $19.10 to  $20.17 $ 6,071,770   0.00%                   0.20%    to     1.45%    39.48%   to    41.24%
2012              303,535  13.22 to   23.29   4,558,624   0.00%                   0.20%    to     1.45%    19.48%   to    21.23%
2011              329,080  10.99 to   19.25   4,069,214   0.00%                   0.20%    to     1.45%   -11.56%   to   -10.45%
2010              405,880  12.34 to   21.50   5,517,500   0.00%                   0.20%    to     1.45%    13.05%   to    36.06%
2009              405,118   9.12 to   15.80   4,052,402   0.00%                   0.20%    to     1.45%    60.83%   to    62.86%

MFS VIT Research Series - Initial Class
--------------------------------------------------------
2013              170,517 $15.29 to  $20.69 $ 2,692,142   0.33%                   0.20%    to     0.75%    31.30%   to    32.02%
2012              168,723  10.74 to   17.07   2,043,000   0.80%                   0.20%    to     0.75%    16.39%   to    17.28%
2011              183,039   9.23 to   14.58   1,878,628   0.49%                   0.20%    to     0.75%    -1.19%   to    -0.65%
2010              512,364   9.33 to   14.75   4,967,719   0.47%    to     1.10%   0.20%    to     0.75%     5.72%   to    15.66%
2009              431,935   8.10 to   12.82   3,654,802   0.95%    to     3.41%   0.20%    to     0.75%    24.56%   to    30.28%

                                   VL-R - 75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                          At December 31                        For the year ended December 31
                -------------------------------------  --------------------------------------------------------------------------
                                                       Investment Income
                           Unit Value                       Ratio               Expense Ratio               Total Return
                 Units  Lowest to Highest Net Assets   Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
-----------------------------------------------------  --------------------------------------------------------------------------

MFS VIT Total Return Series - Initial Class
-----------------------------------------------------
2013             39,847 $ 9.51 to  $13.58 $  484,088    1.78%                   0.50%    to     0.75%     18.16%   to     18.45%
2012             47,066   8.05 to   11.47    446,828    2.86%                   0.50%    to     0.75%     10.42%   to     10.70%
2011             60,064   7.29 to   10.36    474,549    2.60%                   0.50%    to     0.75%      1.01%   to      1.27%
2010             72,396   7.21               522,194    2.61%                   0.75%                      9.11%
2009             80,158   6.61               529,914    3.62%                   0.75%                     17.15%

Neuberger Berman AMT Mid-Cap Growth Portfolio -
  Class I
-----------------------------------------------------
2013            350,350 $13.77 to  $15.35 $5,795,972    0.00%                   0.20%    to     0.75%     31.62%   to     32.35%
2012            366,791  10.21 to   19.25  4,618,123    0.00%                   0.20%    to     1.45%     10.79%   to     12.42%
2011            380,475   9.10 to   17.24  4,242,671    0.00%                   0.20%    to     1.45%     -0.97%   to      0.27%
2010            478,023   9.07 to   17.28  5,138,797    0.00%                   0.20%    to     1.45%     11.60%   to     28.84%
2009            560,994   7.04 to   13.48  4,592,034    0.00%                   0.20%    to     1.45%     29.70%   to     31.34%

Neuberger Berman AMT Large Cap Value Portfolio -
  Class I
-----------------------------------------------------
2013              3,059 $11.30 to  $17.88 $   35,254    1.21%                   0.50%    to     0.75%     30.16%   to     30.48%
2012              3,123   8.66 to   13.74     28,183    0.42%                   0.50%    to     0.75%     15.73%   to     16.02%
2011              3,480   7.46 to   11.87     26,986    0.00%                   0.50%    to     0.75%    -12.02%   to    -11.80%
2010              5,652  13.49                76,272    0.67%                   0.75%                     14.80%
2009              5,675  11.75                66,698    2.90%                   0.75%                     54.91%

Neuberger Berman AMT Socially Responsive Portfolio
  - Class I
-----------------------------------------------------
2013              5,148 $14.16 to  $14.46 $   74,333    0.73%                   0.20%    to     0.70%     36.64%   to     37.33%
2012              4,558  10.21 to   16.11     48,236    0.24%                   0.20%    to     0.70%     10.20%   to     10.76%
2011              3,830   9.26 to   14.54     36,936    0.37%                   0.20%    to     0.70%     -3.76%   to     -3.27%
2010              3,077   9.62 to   15.03     31,028    0.04%    to     0.04%   0.20%    to     0.70%     22.00%   to     22.61%
2009              2,184   7.85 to   12.26     18,190    0.21%    to     3.76%   0.20%    to     0.70%     30.51%   to     36.31%

Oppenheimer Balanced Fund/VA - Non-Service Shares
-----------------------------------------------------
2013            134,405 $ 9.54 to  $14.48 $1,540,831    2.35%                   0.20%    to     0.75%     12.32%   to     12.94%
2012            130,271   8.45 to   12.96  1,389,796    1.30%                   0.20%    to     1.45%     10.72%   to     12.35%
2011            127,186   7.53 to   11.61  1,240,903    2.27%                   0.20%    to     1.45%     -0.73%   to      0.52%
2010            151,485   7.49 to   11.88  1,488,557    1.16%    to     1.41%   0.20%    to     1.45%      0.00%   to     12.69%
2009            151,706   6.65 to   10.56  1,367,234    0.00%                   0.20%    to     1.45%     20.14%   to     33.54%

Oppenheimer Global Securities Fund/VA - Non-Service
  Shares
-----------------------------------------------------
2013            387,168 $12.83 to  $14.63 $6,979,241    1.39%                   0.20%    to     1.45%     25.47%   to     27.05%
2012            369,438  10.10 to   25.26  5,596,885    2.17%                   0.20%    to     1.45%     19.52%   to     21.27%
2011            336,286   8.35 to   20.92  4,894,747    1.36%                   0.20%    to     1.45%     -9.61%   to     -8.47%
2010            343,743   9.12 to   22.90  5,790,382    0.86%    to     1.70%   0.20%    to     1.45%      6.77%   to     20.69%
2009            333,736   7.88 to   19.83  5,185,789    0.00%    to     2.51%   0.20%    to     1.45%     -0.02%   to     39.49%

Oppenheimer High Income Fund/VA - Non-Service
  Shares/(4)/
-----------------------------------------------------
2013                  - $    - to  $    - $        -    0.00%                   0.00%           0.00%      0.00%           0.00%
2012                  -      -                     -   23.56%                   0.00%           0.00%      0.00%           0.00%
2011             15,334   2.93 to    3.98     59,238    5.70%                   0.50%    to     0.75%     -3.07%   to     -2.82%
2010             40,017   3.01 to    4.11    137,602    1.30%                   0.50%    to     0.75%      1.41%   to     13.96%
2009              4,509   3.60                16,248    0.00%                   0.75%                     24.38%

Oppenheimer Global Strategic Income Fund/VA
  (Non-Service)/(4)/
-----------------------------------------------------
2013                502 $10.08 to  $10.11 $    5,071   87.83%                   0.50%    to     0.75%     -0.88%   to     -0.63%
2012              4,341 $10.17 to  $10.17 $   44,134    0.00%                   0.50%    to     0.75%      1.66%   to      1.70%

                                   VL-R - 76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                         At December 31                          For the year ended December 31
             ----------------------------------------  --------------------------------------------------------------------------
                                                       Investment Income
                          Unit Value                        Ratio               Expense Ratio               Total Return
               Units   Lowest to Highest Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
-----------------------------------------------------  --------------------------------------------------------------------------

PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
-----------------------------------------------------
2013           153,258 $ 8.49 to  $ 9.26 $ 1,261,795    1.75%                   0.20%    to     1.45%    -15.93%   to    -14.87%
2012           152,437   7.71 to   13.88   1,542,031    2.78%                   0.20%    to     1.45%      3.87%   to      5.40%
2011           160,205   7.35 to   13.20   1,638,541   16.05%                   0.20%    to     1.45%     -8.89%   to     -7.74%
2010           312,206   7.99 to   14.30   3,537,592    1.35%    to    17.19%   0.20%    to     1.45%      1.96%   to     24.27%
2009           285,156   6.74 to   11.51   2,622,169    4.58%    to     7.59%   0.20%    to     1.45%     39.49%   to     41.25%

PIMCO VIT Global Bond Portfolio (Unhedged) -
  Administrative Class
-----------------------------------------------------
2013             4,338 $12.63 to  $14.42 $    58,532    1.05%                   0.20%    to     0.70%     -9.12%   to     -8.66%
2012             3,695  13.89 to   15.79      54,581    1.68%                   0.20%    to     0.70%      6.19%   to      6.73%
2011             3,551  13.08 to   14.79      49,556    2.57%                   0.20%    to     0.70%      6.81%   to      7.35%
2010             6,055  12.25 to   13.78      78,977    2.29%    to     2.75%   0.20%    to     0.70%     10.86%   to     11.42%
2009             7,120  11.05 to   12.37      83,767    2.76%    to     3.25%   0.20%    to     0.70%     16.02%   to     16.60%

PIMCO VIT Real Return Portfolio - Administrative
  Class
-----------------------------------------------------
2013           889,857 $13.82 to  $19.53 $12,132,852    1.65%                   0.20%    to     0.75%     -9.90%   to     -9.40%
2012           892,900  13.57 to   24.63  14,799,219    1.09%                   0.20%    to     0.75%      7.94%   to      8.76%
2011           849,220  12.54 to   22.74  14,253,301    2.12%                   0.20%    to     0.75%     10.83%   to     11.44%
2010           872,324  11.29 to   20.45  14,239,385    1.31%    to     1.50%   0.20%    to     0.75%     -3.62%   to      7.89%
2009           856,973  10.50 to   18.99  13,766,246    2.01%    to     3.91%   0.20%    to     0.75%      9.31%   to     18.12%

PIMCO VIT Short-Term Portfolio - Administrative
  Class
-----------------------------------------------------
2013           408,791 $11.05 to  $11.20 $ 4,804,840    0.71%                   0.20%    to     1.45%     -0.88%   to      0.36%
2012           555,092  10.86 to   13.83   6,644,323    0.73%                   0.20%    to     1.45%      1.29%   to      2.78%
2011           818,523  10.66 to   13.51   9,813,692    1.42%                   0.20%    to     1.45%     -0.93%   to      0.31%
2010           420,228  10.71 to   13.49   5,215,445    0.80%    to     1.09%   0.20%    to     1.45%      0.43%   to      1.90%
2009           410,954  10.55 to   13.27   5,040,544    1.40%    to     2.42%   0.20%    to     1.45%      3.06%   to      7.58%

PIMCO VIT Total Return Portfolio - Administrative
  Class
-----------------------------------------------------
2013         1,071,774 $14.23 to  $14.47 $16,119,465    2.18%                   0.20%    to     1.45%     -3.37%   to     -2.16%
2012         1,116,915  13.88 to   21.72  17,972,323    2.63%                   0.20%    to     1.45%      8.01%   to      9.60%
2011         1,056,839  12.73 to   19.90  16,584,031    2.72%                   0.20%    to     1.45%      2.12%   to      3.40%
2010         1,790,622  12.34 to   19.28  29,656,123    2.16%    to     2.93%   0.20%    to     1.45%     -0.61%   to      7.89%
2009         1,787,013  11.48 to   17.91  28,884,083    4.14%    to     6.04%   0.20%    to     1.45%      7.04%   to     13.81%

Pioneer Fund VCT Portfolio - Class I
-----------------------------------------------------
2013           123,944 $13.68 to  $16.67 $ 1,671,452    1.28%                   0.20%    to     0.75%     32.29%   to     33.02%
2012           148,553  10.14 to   12.65   1,516,410    1.60%                   0.20%    to     0.75%      9.42%   to     10.02%
2011           158,191   9.25 to   11.81   1,500,448    1.57%                   0.20%    to     0.75%     -5.02%   to     -4.49%
2010           204,262   9.71 to   12.39   2,095,967    1.24%    to     1.37%   0.20%    to     0.75%      7.76%   to     23.83%
2009           221,615   8.41 to   10.72   2,085,325    1.69%    to     1.74%   0.40%    to     0.75%     24.26%   to     24.70%

Pioneer Growth Opportunities VCT Portfolio - Class I
-----------------------------------------------------
2013           174,488 $17.39 to  $17.67 $ 3,037,831    0.00%                   0.20%    to     0.75%     41.39%   to     42.17%
2012           193,725  12.26 to   12.70   2,379,278    0.00%                   0.20%    to     0.75%      6.22%   to      6.81%
2011           214,885  11.51 to   11.91   2,482,486    0.00%                   0.20%    to     0.75%     -2.99%   to     -2.45%
2010           256,803  11.84 to   12.23   3,055,534    0.00%                   0.20%    to     0.75%      3.85%   to     19.80%
2009           293,202   9.90 to   10.21   2,927,073    0.00%                   0.35%    to     0.75%     43.48%   to     44.06%

                                   VL-R - 77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                         At December 31                          For the year ended December 31
             ----------------------------------------  --------------------------------------------------------------------------
                                                       Investment Income
                          Unit Value                        Ratio               Expense Ratio               Total Return
               Units   Lowest to Highest Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
-----------------------------------------------------  --------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio -
  Class I
-----------------------------------------------------
2013            79,039 $12.79 to  $14.14 $ 1,145,657    0.93%                   0.20%    to     1.45%     31.19%   to     32.84%
2012            79,635   9.63 to   15.49     873,297    1.06%                   0.20%    to     1.45%      9.51%   to     11.12%
2011            81,710   8.68 to   13.97     820,496    0.74%                   0.20%    to     1.45%     -6.99%   to     -5.82%
2010            62,230   9.22 to   14.83     668,976    0.00%    to     1.22%   0.20%    to     1.45%     16.52%   to     17.98%
2009            55,538   7.81 to   12.57     510,873    1.33%    to     2.45%   0.20%    to     1.45%     21.17%   to     25.33%

Putnam VT Diversified Income Fund -
  Class IB
-----------------------------------------------------
2013           388,960 $16.35 to  $17.00 $ 6,887,646    3.16%                   0.20%    to     0.95%      6.79%   to      7.60%
2012           402,710  12.92 to   20.32   6,829,890    5.59%                   0.20%    to     0.95%     10.47%   to     11.53%
2011           391,271  11.63 to   18.28   6,267,641   10.17%                   0.20%    to     0.95%     -4.08%   to     -3.36%
2010           417,012  12.03 to   18.95   7,141,922   12.99%    to    14.88%   0.20%    to     0.95%      0.11%   to     12.45%
2009           413,215  10.70 to   16.88   6,423,888    5.56%    to     7.84%   0.20%    to     0.95%     49.63%   to     55.04%

Putnam VT Growth and Income Fund -
  Class IB
-----------------------------------------------------
2013           791,936 $15.15 to  $17.37 $12,432,215    1.66%                   0.20%    to     0.75%     34.66%   to     35.41%
2012           829,395  11.04 to   13.20   9,733,019    1.73%                   0.20%    to     0.75%     18.24%   to     18.90%
2011           889,651   9.31 to   11.16   8,894,899    1.26%                   0.20%    to     0.75%     -5.35%   to     -4.83%
2010           964,291   9.81 to   11.79  10,330,182    1.41%    to     1.60%   0.20%    to     0.75%      7.89%   to     15.50%
2009         1,056,043   8.62 to   10.38  10,046,450    2.50%    to     5.27%   0.35%    to     0.75%     28.84%   to     29.36%

Putnam VT International Value Fund -
  Class IB
-----------------------------------------------------
2013           467,037 $ 9.56 to  $10.77 $ 5,206,801    2.51%                   0.20%    to     1.45%     20.45%   to     21.97%
2012           478,649   7.73 to   16.30   4,530,628    2.94%                   0.20%    to     1.45%     19.95%   to     21.71%
2011           484,622   6.39 to   13.50   4,000,551    2.75%                   0.20%    to     1.45%    -15.02%   to    -13.95%
2010           531,784   7.44 to   15.77   5,438,879    0.00%    to     3.56%   0.20%    to     1.45%      4.01%   to     13.16%
2009           542,113   6.98 to   14.83   5,575,454    0.00%                   0.40%    to     1.45%     24.37%   to     25.69%

Putnam VT Multi-Cap Growth Fund -
  Class IB
-----------------------------------------------------
2013             2,925 $16.72 to  $16.86 $    49,309    0.44%                   0.50%    to     0.75%     35.42%   to     35.76%
2012             2,557  12.35 to   12.42      31,738    0.25%                   0.50%    to     0.75%     15.89%   to     16.18%
2011             2,873  10.65 to   10.69      30,636    0.38%                   0.50%    to     0.75%     -5.79%   to     -5.56%
2010            15,955  11.31 to   11.32     180,442    0.00%                   0.50%    to     0.75%     13.09%   to     13.16%

Putnam VT Small Cap Value Fund -
  Class IB
-----------------------------------------------------
2013            17,021 $14.15 to  $31.86 $   276,055    0.79%                   0.20%    to     0.75%     38.56%   to     39.33%
2012            15,566  10.16 to   22.99     186,076    0.45%                   0.20%    to     0.75%     16.61%   to     17.25%
2011            13,404   8.66 to   19.72     166,983    0.63%                   0.20%    to     0.75%     -5.44%   to     -4.92%
2010            18,306   9.11 to   20.85     308,956    0.19%    to     0.29%   0.20%    to     0.75%     25.04%   to     25.73%
2009            16,827   7.25 to   16.68     247,341    0.43%    to     1.64%   0.20%    to     0.75%     30.55%   to     87.01%

Putnam VT Vista Fund - Class IB
-----------------------------------------------------
2010                 - $    -            $         -    0.03%                   0.50%    to     0.75%      9.56%   to     15.00%
2009            27,449   4.97                136,447    0.00%                   0.75%                     37.71%

Putnam VT Voyager Fund - Class IB
-----------------------------------------------------
2013            13,049 $10.64 to  $17.24 $   207,795    0.63%                   0.50%    to     0.75%     42.65%   to     43.01%
2012            12,707   7.46 to   12.05     114,313    0.40%                   0.50%    to     0.75%     13.37%   to     13.66%
2011            20,042   6.58 to   10.60     143,379    0.00%                   0.50%    to     0.75%    -18.46%   to    -18.26%
2010            43,333   8.07 to   12.97     354,200    1.21%                   0.50%    to     0.75%     19.90%   to     20.85%
2009            46,222   6.73                310,949    0.84%                   0.75%                     62.67%

                                   VL-R - 78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                     At December 31                           For the year ended December 31
         ---------------------------------------   -------------------------------------------------------------------
                                                   Investment Income
                      Unit Value                        Ratio              Expense Ratio            Total Return
           Units   Lowest to Highest Net Assets    Lowest to Highest/(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
-------------------------------------------------  --------------------------------------------------------------------

SunAmerica Aggressive Growth Portfolio - Class 1
-------------------------------------------------
2013       107,822 $11.77 to  $17.41 $ 1,538,347   0.00%                  0.20%    to    0.75%    41.87%  to    42.65%
2012       101,251   8.25 to   17.46   1,081,476   0.00%                  0.20%    to    0.75%    15.35%  to    16.23%
2011       122,598   7.11 to   15.06   1,139,542   0.00%                  0.20%    to    0.75%    -2.71%  to    -2.17%
2010        90,650   7.27 to   15.39     907,479   0.00%                  0.20%    to    0.75%    20.26%  to    20.92%
2009        89,679   6.01 to   12.73     756,851   0.00%   to     0.23%   0.20%    to    0.75%    39.43%  to    46.40%

SunAmerica Balanced Portfolio - Class 1
-------------------------------------------------
2013       152,839 $16.95 to  $18.85 $ 2,306,189   1.61%                  0.20%    to    0.75%    18.58%  to    19.24%
2012       127,008  11.47 to   15.81   1,698,860   1.39%                  0.20%    to    0.75%    12.28%  to    13.14%
2011       125,848  10.16 to   14.01   1,584,195   1.78%                  0.20%    to    0.75%     1.51%  to     2.07%
2010       119,980   9.95 to   13.72   1,495,385   0.00%   to     2.03%   0.20%    to    0.75%    11.00%  to    11.61%
2009       121,451   8.92 to   12.29   1,363,563   2.10%   to     5.89%   0.20%    to    0.75%     9.58%  to    28.69%

UIF Growth Portfolio - Class I Shares
-------------------------------------------------
2013       183,354 $17.46 to  $22.63 $ 3,189,301   0.43%                  0.20%    to    0.75%    46.97%  to    47.78%
2012       214,963  10.74 to   17.51   2,534,261   0.00%                  0.20%    to    0.75%    13.52%  to    14.15%
2011       232,463   9.43 to   15.42   2,388,116   0.12%                  0.20%    to    0.75%    -3.52%  to    -2.99%
2010       271,486   9.74 to   15.97   2,917,842   0.10%   to     0.12%   0.20%    to    0.75%     4.68%  to    25.31%
2009       272,514   7.96 to   13.09   2,671,894   0.00%                  0.40%    to    0.75%    64.32%  to    64.89%

VALIC Company I International Equities Fund
-------------------------------------------------
2013       238,168 $ 9.89 to  $17.48 $ 2,621,512   0.00%                  0.20%    to    0.75%    18.10%  to    18.76%
2012       246,412   7.54 to   14.80   2,344,533   2.78%                  0.20%    to    0.75%    16.15%  to    17.03%
2011       237,562   6.45 to   12.74   2,085,235   2.46%                  0.20%    to    0.75%   -13.75%  to   -13.27%
2010       304,791   7.44 to   14.77   3,278,698   2.26%   to     2.81%   0.20%    to    0.75%    -0.76%  to    24.08%
2009       305,100   6.87 to   13.72   3,162,419   2.44%   to     4.79%   0.20%    to    0.75%    28.63%  to    79.50%

VALIC Company I Mid Cap Index Fund
-------------------------------------------------
2013       887,398 $16.93 to  $25.70 $15,589,772   0.00%                  0.20%    to    1.45%    31.20%  to    32.84%
2012       926,155  12.03 to   30.28  12,752,712   1.01%                  0.20%    to    1.45%    15.83%  to    17.53%
2011       971,265  10.25 to   25.96  12,207,470   0.89%                  0.20%    to    1.45%    -3.41%  to    -2.20%
2010     1,000,792  10.48 to   26.69  14,390,505   0.95%   to     1.73%   0.20%    to    1.45%    12.66%  to    26.00%
2009       955,705   8.32 to   21.30  12,518,441   0.75%   to     2.09%   0.20%    to    1.45%    36.29%  to    41.78%

VALIC Company I Money Market I Fund
-------------------------------------------------
2013     1,273,784 $ 9.98 to  $10.20 $13,099,199   0.01%                  0.20%    to    1.45%    -1.43%  to    -0.19%
2012     1,335,241   9.83 to   12.60  13,944,313   0.01%                  0.20%    to    1.45%    -1.43%  to     0.02%
2011     1,626,173   9.93 to   12.69  17,189,014   0.01%                  0.20%    to    1.45%    -1.43%  to    -0.19%
2010     1,515,388  10.00 to   12.79  16,776,609   0.01%   to     0.01%   0.20%    to    1.45%    -1.42%  to    -0.10%
2009     2,131,237  10.04 to   12.88  24,241,824   0.15%   to     0.49%   0.20%    to    1.45%    -1.14%  to     0.10%

VALIC Company I Nasdaq-100 Index Fund
-------------------------------------------------
2013       295,262 $10.29 to  $18.29 $ 5,132,899   0.00%                  0.20%    to    0.75%    35.21%  to    35.96%
2012       327,323   7.51 to   21.52   3,855,505   0.48%                  0.20%    to    0.75%    17.06%  to    17.95%
2011       405,865   6.41 to   18.38   3,611,343   0.36%                  0.20%    to    0.75%     2.20%  to     2.76%
2010       502,301   6.27 to   17.97   3,995,460   0.22%   to     0.48%   0.20%    to    0.75%     9.40%  to    19.48%
2009       545,407   5.27 to   15.12   3,358,810   0.00%   to    51.57%   0.20%    to    0.75%    54.27%  to    55.19%

                                   VL-R - 79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                  At December 31                        For the year ended December 31
      --------------------------------------    ----------------------------------------------------------------------
                                                Investment Income
                   Unit Value                       Ratio                Expense Ratio              Total Return
        Units   Lowest to Highest Net Assets    Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
----------------------------------------------  --------------------------------------------------------------------------

VALIC Company I Science & Technology Fund
----------------------------------------------
2013    122,558 $ 7.79 to  $16.92 $ 1,829,945   0.00%                    0.20%    to     0.75%    41.42%    to    42.20%
2012    130,357   5.49 to   18.64   1,294,304   0.00%                    0.20%    to     0.75%    11.30%    to    12.15%
2011    153,668   4.93 to   16.65   1,189,330   0.00%                    0.20%    to     0.75%    -6.69%    to    -6.18%
2010    207,258   5.28 to   17.75   1,340,855   0.00%    to     0.00%    0.20%    to     0.75%     7.64%    to    21.85%
2009    238,882   4.35 to   14.57   1,253,524   0.05%    to     0.17%    0.20%    to     0.75%    32.20%    to    65.18%

VALIC Company I Small Cap Index Fund
----------------------------------------------
2013    402,209 $15.11 to  $27.40 $ 7,347,965   0.00%                    0.20%    to     0.75%    37.60%    to    38.36%
2012    406,952  10.92 to   19.92   5,593,379   1.21%                    0.20%    to     0.75%    15.19%    to    16.07%
2011    478,080   9.43 to   17.29   6,058,863   0.99%                    0.20%    to     0.75%    -5.02%    to    -4.50%
2010    469,845   9.87 to   18.20   6,663,196   0.73%    to     1.54%    0.20%    to     0.75%    14.50%    to    31.36%
2009    461,849   7.82 to   14.49   5,304,975   0.80%    to     2.86%    0.20%    to     0.75%    27.26%    to    54.47%

VALIC Company I Stock Index Fund
----------------------------------------------
2013  1,404,065 $13.32 to  $19.13 $21,199,509   0.00%                    0.20%    to     0.75%    30.93%    to    31.65%
2012  1,538,212  10.12 to   17.06  17,797,241   1.75%                    0.20%    to     0.75%    14.71%    to    15.59%
2011  1,685,382   8.77 to   14.85  16,944,543   1.50%                    0.20%    to     0.75%     1.06%    to     1.62%
2010  2,208,072   8.63 to   14.68  21,981,985   1.50%    to     3.03%    0.20%    to     0.75%     8.34%    to    17.05%
2009  2,347,416   7.54 to   12.88  21,013,312   1.63%    to     3.97%    0.20%    to     0.75%    19.41%    to    27.78%

Vanguard VIF High Yield Bond Portfolio
----------------------------------------------
2013    433,735 $15.06 to  $15.07 $ 7,457,681   5.28%                    0.20%    to     1.45%     2.84%    to     4.14%
2012    445,329  14.33 to   21.12   7,537,292   5.50%                    0.20%    to     1.45%    12.65%    to    14.30%
2011    431,505  12.60 to   18.55   6,717,411   7.40%                    0.20%    to     1.45%     5.40%    to     6.72%
2010    445,504  11.84 to   17.42   6,851,684   5.70%    to     7.24%    0.20%    to     1.45%     4.25%    to    11.88%
2009    451,621  10.61 to   15.60   6,350,984   0.00%    to     8.20%    0.20%    to     1.45%    20.41%    to    38.57%

Vanguard VIF REIT Index Portfolio
----------------------------------------------
2013    761,290 $11.82 to  $12.34 $11,900,404   2.15%                    0.20%    to     1.45%     0.86%    to     2.13%
2012    743,005  11.13 to   35.59  12,444,603   2.02%                    0.20%    to     1.45%    15.77%    to    17.47%
2011    674,328   9.57 to   30.42  11,391,819   1.67%                    0.20%    to     1.45%     6.88%    to     8.22%
2010    737,406   8.91 to   28.17  13,246,969   2.22%    to     3.35%    0.20%    to     1.45%     4.13%    to    27.99%
2009    708,984   7.01 to   22.05  11,297,243   2.97%    to     5.13%    0.20%    to     1.45%    27.28%    to    79.82%

                                   VL-R - 80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

/(1)/These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest. In 2011 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

/(2)/These amounts represent the annualized policy expenses of the Separate
     Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2013, 2012, 2011, 2010, and 2009, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

/(4)/The Oppenheimer High Income Fund/VA merged into the Oppenheimer Global
     Strategic Income Fund/VA on October 26, 2012.

                                   VL-R - 81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                   VL-R - 82

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                    Page
                                                                                                  Numbers
                                                                                                 ---------
Report of Independent Registered Public Accounting Firm                                                 1

Consolidated Balance Sheets  -  December 31, 2013 and 2012                                         2 to 3

Consolidated Statements of Income - Years Ended December 31, 2013, 2012 and 2011                        4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011          5

Consolidated Statements of Equity - Years Ended December 31, 2013, 2012 and 2011                        6

Consolidated Statements of Cash Flows  - Years Ended December 31, 2013, 2012 and 2011              7 to 8

Notes to Consolidated Financial Statements                                                        9 to 78

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 30, 2014

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                       --------------------------------
                                                                           2013              2012
                                                                       ------------   -----------------
                                                                                      (as adjusted, see
                                                                                        Notes 1 and 2)
                                                                              (in millions)
ASSETS
Investments:
Fixed maturity securities:
   Bonds available for sale, at fair value
      (amortized cost: 2013 - $94,201; 2012 - $92,439)                 $     98,148     $   104,320
   Other bond securities, at fair value                                       2,452           1,327
Equity securities:
   Common and preferred stock available for sale, at fair value
      (cost: 2013 - $23; 2012 - $54)                                             29              83
   Other common and preferred stock, at fair value                              538             562
Mortgage and other loans receivable
      (net of allowance: 2013 - $138; 2012 - $155)                            8,531           8,245
Policy loans                                                                  1,545           1,587
Other invested assets
      (portion measured at fair value: 2013 - $3,223; 2012 - $2,310)          7,512           7,269
Aircraft
      (net of accumulated depreciation and impairment
      of: 2013 - $1,034; 2012 - $1,158)                                         762             984
Short-term investments
      (portion measured at fair value: 2013 - $2,735; 2012 - $3,193)          3,964           4,783
                                                                       ------------     ------------
Total investments                                                           123,481         129,160
Cash                                                                            362             325
Investment in AIG
      (cost: 2013 - $9; 2012 - $10)                                               5               4
Accrued investment income                                                     1,074           1,117
Amounts due from related parties                                                138             239
Premiums and other receivables, net of allowance                                408             196
Reinsurance assets                                                            1,675           1,758
Derivative assets, at fair value                                                507             755
Deferred policy acquisition costs                                             5,444           4,497
Deferred sales inducements                                                      502             354
Current income taxes receivable                                                 748             663
Deferred income taxes                                                           328              --
Other assets
      (including restricted cash of  $35 in 2013 and $72 in 2012)               942             826
Separate account assets, at fair value                                       35,701          27,942
                                                                       ------------     -----------
TOTAL ASSETS                                                           $    171,315     $   167,836
                                                                       ============     ===========

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                December 31,
                                                                       -------------------------------
                                                                               2013         2012
                                                                       ------------   ----------------
                                                                                      (as adjusted,see
                                                                                       Notes 1 and 2)
                                                                       (in millions, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits for life and accident and health
      insurance contracts                                              $     29,277     $     29,642
   Policyholder contract deposits                                            70,397           72,925
      (portion measured at fair value: 2013 - $367; 2012 - $1,116)
   Policy claims and benefits payable                                           615              738
   Other policyholders funds                                                  1,986            2,007
   Deferred income taxes                                                         --            1,931
   Notes payable - to affiliates, net                                           260              142
      (portion measured at fair value: 2013 - $211; 2012 - $0)
   Notes payable - to third parties, net                                        378              158
   Amounts due to related parties                                               298              135
   Securities lending payable                                                 2,514            1,466
   Derivative liabilities, at fair value                                        534              967
   Other liabilities                                                          3,627            3,636
   Separate account liabilities                                              35,701           27,942
                                                                       ------------     ------------
TOTAL LIABILITIES                                                           145,587          141,689
                                                                       ------------     ------------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued and outstanding                                                      1                1
   Common stock, $10 par value, 600,000 shares authorized,
      issued and outstanding                                                      6                6
   Additional paid-in capital                                                23,163           25,363
   Accumulated deficit                                                        (337)          (5,283)
   Accumulated other comprehensive income                                     2,731            5,893
                                                                       ------------     ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                   25,564           25,980
                                                                       ------------     ------------
NONCONTROLLING INTERESTS                                                        164              167
                                                                       ------------     ------------
TOTAL EQUITY                                                                 25,728           26,147
                                                                       ------------     ------------
TOTAL LIABILITIES AND EQUITY                                           $    171,315     $    167,836
                                                                       ============     ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                           Years ended December 31,
                                                           -----------------------------------------------------
                                                                 2013          2012                 2011
                                                           ------------    ----------------    -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                            Notes 1 and 2)       Notes 1 and 2)
                                                                                 (in millions)
REVENUES:
   Premiums                                                $      1,782      $      1,616        $      1,615
   Policy fees                                                    1,924             1,963               1,882
   Net investment income                                          6,692             7,001               6,440
   Net realized capital gains (losses):
       Total other-than-temporary impairments on
          available for sale securities                             (74)             (127)               (434)
       Portion of other-than-temporary impairments on
          available for sale fixed maturity securities
          recognized in accumulated other
          comprehensive income                                       (1)             (170)                (32)
                                                           ------------      ------------        ------------
       Net other-than-temporary impairments on
          available for sale securities recognized in
          net income                                                (75)             (297)               (466)
       Other realized capital gains                               1,934               842                 248
                                                           ------------      ------------        ------------
          Total net realized capital gains (losses)               1,859               545                (218)
   Other income:
       Commissions                                                  838               540                 507
       Investment advisory fees                                     373               316                 297
       Aircraft leasing revenue                                     210               192                 197
       Other                                                      1,458               633                 452
                                                           ------------      ------------        ------------
TOTAL REVENUES                                                   15,136            12,806              11,172
                                                           ------------      ------------        ------------
BENEFITS AND EXPENSES:
   Policyholder benefits                                          4,864             4,247               3,875
   Interest credited to policyholder account balances             2,277             2,934               2,780
   Amortization of deferred policy acquisition costs                535               665                 982
   General and administrative expenses, net of deferrals          1,455             1,400               1,320
   Commissions, net of deferrals                                    345               321                 245
   Other  expenses                                                1,166               839                 721
                                                           ------------      ------------        ------------
TOTAL BENEFITS AND EXPENSES                                      10,642            10,406               9,923
                                                           ------------      ------------        ------------
INCOME BEFORE INCOME TAX BENEFIT                                  4,494             2,400               1,249
INCOME TAX EXPENSE (BENEFIT):
   Current                                                           95               (21)               (345)
   Deferred                                                        (543)             (601)               (368)
                                                           ------------      ------------        ------------
TOTAL INCOME TAX BENEFIT                                           (448)             (622)               (713)
                                                           ------------      ------------        ------------
NET INCOME                                                        4,942             3,022               1,962
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO
   NONCONTROLLING INTERESTS                                           1                 7                 (35)
                                                           ------------      ------------        ------------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE
   INSURANCE COMPANY                                       $      4,941      $      3,015        $      1,997
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                         Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013               2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                  Note 1)               Note 1)
                                                                               (in millions)
NET INCOME                                                 $      4,942      $      3,022        $      1,962
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Net unrealized appreciation (depreciation) of
      fixed maturity investments on which
      other-than-temporary credit impairments
      were taken                                                    242               907                 214
   Net unrealized losses on all other invested
      assets arising during the current period                   (5,265)            2,128               1,983
   Adjustment to deferred policy acquisition costs,
      value of business acquired and deferred sales
      inducements                                                   542              (459)               (251)
   Insurance loss recognition                                     1,325              (217)               (959)
   Foreign currency translation adjustments                          (6)               (2)                  2
                                                           ------------      ------------        ------------
OTHER COMPREHENSIVE INCOME (LOSS)                                (3,162)            2,357                 989
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME                                              1,780             5,379               2,951
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
     NONCONTROLLING INTERESTS                                         1                 7                 (35)
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL
   LIFE INSURANCE COMPANY                                  $      1,779      $      5,372        $      2,986
                                                           ============      ============        ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY

                                                                        Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013              2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                Note 1)              Note 1)
                                                                             (in millions)
PREFERRED STOCK:
   Balance at beginning and end of year                    $          1      $          1        $          1
COMMON STOCK:
   Balance at beginning and end of year                               6                 6                   6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  25,363            27,245              29,021
     Capital contributions from Parent (see Note 12)                368                --                  16
     Return of capital                                           (2,553)           (1,882)             (1,792)
     Other                                                          (15)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                        23,163            25,363              27,245
                                                           ------------      ------------        ------------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                  (5,283)           (8,296)            (10,295)
     Net income attributable to AGL                               4,941             3,015               1,997
     Other                                                            5                (2)                  2
                                                           ------------      ------------        ------------
   Balance at end of year                                          (337)           (5,283)             (8,296)
                                                           ------------      ------------        ------------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                   5,893             3,536               2,547
     Other comprehensive income (loss)                           (3,162)            2,357                 989
                                                           ------------      ------------        ------------
   Balance at end of year                                         2,731             5,893               3,536
                                                           ------------      ------------        ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S
    EQUITY                                                       25,564            25,980              22,492
                                                           ------------      ------------        ------------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                     167               160                 195
     Net income (loss) attributable to noncontrolling
        interests                                                     1                 7                 (35)
     Other changes                                                   (4)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                           164               167                 160
                                                           ------------      ------------        ------------
TOTAL EQUITY                                               $     25,728      $     26,147        $     22,652
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            Years ended December 31,
                                                           -----------------------------------------------------
                                                               2013              2012               2011
                                                           ------------    -----------------   -----------------
                                                                          (as adjusted, see    (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                                    (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $      4,942      $      3,022        $      1,962
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                2,277             2,934               2,780
Fees charged for policyholder contract deposits                  (1,104)           (1,137)             (1,191)
Amortization of deferred policy acquisition costs and
    value of business acquired                                      535               665                 982
Net realized capital (gains) losses                              (1,859)             (545)                218
Foreign exchange transaction (gains) losses                           5                --                  --
Equity in income of partnerships and other invested
    assets                                                         (124)             (314)               (201)
Depreciation and amortization                                        43                29                  37
Flight equipment depreciation                                       132               102                 110
Amortization (accretion) of net premium/discount on
investments                                                        (631)             (774)               (638)
Provision for deferred income taxes                                (543)             (601)               (406)
Unrealized (gains) losses in earnings - net                         153               102                  (4)
Capitalized interest                                               (531)              (36)               (138)
CHANGE IN:
    Other bond securities, at fair value                             --                --                   2
    Accrued investment income                                        43                20                 (83)
    Amounts due to/from related parties                             533              (125)                221
    Reinsurance assets                                               83                84                  64
    Deferral of deferred policy acquisition costs                  (790)             (604)               (679)
    Deferral of sales inducements                                   (23)               (5)                (10)
    Income taxes currently receivable/payable                        38              (499)               (330)
    Other assets                                                   (335)              (72)                 13
    Future policy benefits                                        1,548               922                 865
    Other policyholders' funds                                      (21)              (19)                (56)
    Other liabilities                                               225               264                  (8)
Other, net                                                         (173)              148                 (82)
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES              4,423             3,561               3,428
                                                           ------------      ------------        ------------
CASH FLOWS FROM INVESTING ACTIVITIES Purchase of:
    Fixed maturity securities                                   (30,112)          (18,902)            (28,181)
    Equity securities                                                --              (562)                (17)
    Mortgage and other loans                                     (1,681)             (961)             (1,224)
    Flight equipment                                                 (8)              (11)                (14)
    Acquired businesses, net                                         --               (48)                 --
    Other investments, excluding short-term investments          (2,614)           (4,215)             (1,469)
Sales of:
    Fixed maturity securities                                    22,482            15,386              10,505
    Equity securities                                                50                36                 133
    Mortgage and other loans                                         --               397                  --
    Flight equipment                                                 71                 7                 102
    Divested businesses, net                                         --                35                  --
    Other investments, excluding short-term investments             655             2,167               2,066
Redemptions and maturities of:
    Fixed maturity securities                                     9,093             6,043               7,677
    Mortgage and other loans                                      1,152               875                 572
    Other investments, excluding short-term investments             437               598                 274
Purchases of property, equipment and software                       (52)              (22)                (24)
Sales of property, equipment and software                             1                 1                  --
Change in restricted cash                                            37                23                   4
Change in short-term investments                                    819            (1,583)              8,883
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY (USED IN) INVESTING
                ACTIVITIES                                 $        330      $       (736)       $       (713)
                                                           ------------      ------------        ------------

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013                2012               2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                              (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                              $      7,334      $      5,011        $      8,243
Policyholder account withdrawals                                 (9,018)           (7,402)             (8,521)
Net exchanges to/(from) separate accounts                        (1,291)             (756)               (361)
Proceeds from repurchase agreements                                  --               857                  --
Repayment of notes payable                                         (259)             (202)               (159)
Issuance of notes payable                                           230                --                  --
Federal Home Loan Bank borrowings                                   (28)               60                  --
Security deposits on flight equipment                               (58)              (12)                (11)
Change in securities lending payable                              1,048             1,466                  --
Cash overdrafts                                                    (142)               67                  28
Return of capital, net of cash contributions                     (2,532)           (1,882)             (1,792)
                                                           ------------      ------------        ------------
           NET CASH USED IN FINANCING ACTIVITIES                 (4,716)           (2,793)             (2,573)
                                                           ------------      ------------        ------------
INCREASE IN CASH                                                     37                32                 142
CASH AT BEGINNING OF PERIOD                                         325               293                 151
                                                           ------------      ------------        ------------
CASH AT END OF PERIOD                                      $        362      $        325        $        293
                                                           ============      ============        ============
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                          $        161      $        132        $        201
Interest paid                                                        32                25                  --
Non-cash activity:
Sales inducements credited to policyholder contract
   deposits                                                          39                66                 110
Other various non-cash contributions                                348                --                  15

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of annuities. Primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, fixed and variable annuities, index deferred annuities, fixed payment annuities, private placement variable annuities, structured settlement, immediate annuities, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts ("GICs"), stable value wrap products and group benefits. The Company distributes its products through independent marketing organizations, independent and career insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. The Company, through its subsidiaries AIG Enterprise Services LLC ("AIGES") and SunAmerica Asset Management LLC ("SAAMCo") provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. ("AIGCS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the Company's variable annuity and variable universal life products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective January 1, 2013, Integra Business Processing Solutions, Inc. and Integra Holdings, Inc. ("Integra") was transferred to AIG Global Services ("AIGGS"). This transfer was a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements exclude the financial position, operating results and cash flows of Integra for all periods presented.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On November 30, 2012, AIG, as the ultimate parent, executed a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the consolidated statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company is the primary beneficiary. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

      o income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;

      o valuation of future policy benefit liabilities and timing and extent of loss recognition;

      o valuation of liabilities for guaranteed benefit features of variable annuity products;

      o recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

      o estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;

      o impairment charges, including other-than-temporary impairments on available for sale securities; and

      o     fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2013, the Company recorded out of period adjustments to correct errors related to prior periods which resulted in a $63 million decrease to pre-tax income and a $167 million increase to net income and comprehensive income. The most significant pre-tax item related to realized capital losses on embedded derivatives in two GIC contracts which had not previously been evaluated. Realized capital losses of $66 million were recorded to correct this error. The most significant net income item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $206 million tax benefit was recorded to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The Company has evaluated the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Revision of Prior Period Financial Statements

The financial statements as of and for the year ended December 31, 2012 and 2011 were revised to correctly classify current income taxes receivable, deferred taxes payable and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these items, the classification errors were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

The following tables reflect the corrections and their effects on line items in the financial statements for 2012 and 2011 as follows:

As of and for the year ended December 31, 2012:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                         (in millions)
Consolidated Balance Sheet
--------------------------
   Current income taxes receivable                      $          438   $         225   $         663
   Total assets                                                167,611             225         167,836
   Deferred income taxes                                         1,706             225           1,931
   Total liabilities                                           141,464             225         141,689
   Total liabilities and equity                                167,611             225         167,836

Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                                       29             (50)            (21)
      Deferred                                                    (651)             50            (601)

Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (651)             50            (601)
   Change in income taxes currently receivable\payable            (449)            (50)           (499)

As of and for the year ended December 31, 2011:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                          (in millions)
Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                           $         (170)  $        (175)  $        (345)
      Deferred                                                    (543)            175            (368)


Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (581)            175            (406)
   Change in income taxes currently receivable\payable            (155)           (175)           (330)

Total assets, total liabilities, and total liabilities and equity shown in the previously reported column for 2012 do not reflect amounts reported in the issued 2012 audit report due to the transfer of Integra discussed in Note 1.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of DAC, deferred sales inducements and deferred taxes in Total American General Life Insurance shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Purchased Credit Impaired Securities

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

Other Bonds and Other Common and Preferred Stock

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the consolidated balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on assets designated under the fair value option.

Evaluating Investments for Other-than-temporary Impairments

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

      o     Current delinquency rates;

      o     Expected default rates and the timing of such defaults;

      o     Loss severity and the timing of any recovery; and

      o     Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

      o The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

      o A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

      o The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion of discounts or amortization of premiums. Interest income on such loans is accrued as earned. Interest income, accretion of discounts, amortization of premiums and prepayment fees are reported in net investment income in the consolidated statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Other Invested Assets

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in these other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

The Company is a member of the Federal Home Loan Bank ("FHLB") of Dallas and such membership requires members to own stock in the FHLB. The Company's FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts, and are carried at market value.

Aircraft

Aircraft owned by Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust") are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value. See Notes 6 and 14 for additional information.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally forwards, swaps and options) are used to economically mitigate risk associated with foreign currency-denominated transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Interest rate, foreign currency and equity swaps, swaptions, options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the consolidated balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the consolidated balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the bifurcated embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging instruments have been and remain economically effective, but for the most part have not been designated as hedges for hedge accounting. Certain of the hedging instruments associated with GIC liabilities have been designated as fair value hedges. In the consolidated statements of income, changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Changes in the fair value of derivatives designated as fair value hedges of GIC liabilities are reported in policyholder benefits, along with the changes in the GIC liabilities being hedged.

See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

DAC represents those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts

Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. The Company assesses the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Long-duration insurance contracts

Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities, net of DAC, and the amount the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, records additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts

Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, the Company does not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

Value of Business Acquired (VOBA)

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to EGPs and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

DEFERRED SALES INDUCEMENTS

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the consolidated statements of income.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash, which is reported in other assets on the consolidated balance sheets, primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract holders for mortality, administrative and other services are included in policy fees in the consolidated statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC, VOBA and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As the Company experiences changes over time, it updates the assumptions to reflect these observed changes. Because of the long term nature of many of its liabilities subject to the "lock-in" principle, small changes in certain assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset returns have a large effect on the degree of reserve deficiency. If observed changes in actual experience or estimates result in projected future losses under loss recognition testing, the Company adjusts DAC through amortization expense, and may record additional liabilities through a charge to policyholder benefit expense. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized investment gains (losses) in the consolidated statements of income. These include guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum account value ("GMAV") as well as equity-indexed annuities and equity-indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policy holder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 8 for additional information on guaranteed benefit features.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER POLICYHOLDER FUNDS

Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items, including liabilities for dividends arising out of participating business, reserves for experience-rated group products and unearned revenue reserves ("URR"). Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

Other policyholder funds include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. The amount of annual dividends to be paid is approved locally by the boards of directors of the insurance companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations. The portions of current and prior net income and of current unrealized appreciation of investments that can inure to the Company's benefit are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

NOTES PAYABLE

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, where applicable, except for certain notes payable - to affiliates, for which the company has elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the consolidated statements of income. See Note 3 for discussion of fair value measurement.

PREMIUM RECOGNITION

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

POLICY FEES

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

      o Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      o Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

      o Realized and unrealized gains and losses from investments for which the fair value option has been elected.

      o Earnings from private equity funds and hedge fund investments accounted for under the equity method.

      o     Interest income on mortgage, policy and other loans.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

      o Sales of available for sale fixed maturity and equity securities, real estate, investments in private equity funds and hedge funds and other types of investments.

      o Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

      o Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

      o Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes fees and commissions from securities brokerage advisory fee income from the broker dealer business, income from legal settlements and aircraft leasing revenue. Aircraft leasing revenue from flight equipment under operating leases is recognized over the life of the leases as rental payments become receivable under the provisions of the leases or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the leases. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental revenue is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

See Note 13 for discussion of the valuation allowance for deferred tax assets.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Investment Company Guidance

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations and cash flows.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued an accounting standard that revises the accounting and expands the disclosure requirements for investments in qualified affordable housing projects. The standard is effective for annual periods beginning after December 15, 2014, but early adoption is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2015 and does not expect adoption of the standard to have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the FASB issued an accounting standard that allows a company, as a first step in an impairment review, to assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. The Company is not required to calculate the fair value of an indefinite-lived intangible asset and perform a quantitative impairment test unless it determines, based on the results of the qualitative assessment, that it is more likely than not the asset is impaired.

The standard became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In January 2013, the FASB issued an accounting standard that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The standard applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in the FASB Accounting Standards Codification ("ASC") or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

Inclusion of the Federal Funds Effective Swap Rate as a Benchmark Interest Rate for Hedge Accounting Purposes

In July 2013, the FASB issued an accounting standard that permits the Federal Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes in addition to U.S. Treasury rates and London Interbank Offered Rate ("LIBOR"). The standard also removes the prohibition on the use of differing benchmark rates when entering into similar hedging relationships.

The standard became effective on a prospective basis for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 to the extent the Federal Funds Effective Swap Rate is used as a U.S. benchmark interest rate for hedge accounting purposes. The Company adopted the standard on its effective date of July 17, 2013. The adoption of this standard had no material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

o Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

o Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

o Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

o The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the
                                       25

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

o Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark LIBOR curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, through periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded policy derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:

                                                                                    Counterparty        Cash
At December 31, 2013                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    ------------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        374   $         --   $         --    $          --    $        374
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,575            754             --               --           2,329
    Non-U.S. governments                         --          2,347             --             --               --           2,347
    Corporate debt                               --         68,335            724             --               --          69,059
    RMBS                                         --          8,338          6,587             --               --          14,925
    CMBS                                         --          1,668          2,448             --               --           4,116
    CDO/ABS                                      --          1,593          3,405             --               --           4,998
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total bonds available for sale                   --         84,230         13,918             --               --          98,148
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other bond securities:
    U.S. government and government
      sponsored entities                         --            903             --             --               --             903
    RMBS                                         --            119            213             --               --             332
    CMBS                                         --             30            126             --               --             156
    CDO/ABS                                      --             30          1,031             --               --           1,061
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total other bond securities                      --          1,082          1,370             --               --           2,452
                                       ------------   ------------   ------------   ------------    -------------    ------------
Equity securities available for sale:
    Common stock                                  7             --             --             --               --               7
    Preferred stock                              --             22             --             --               --              22
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total equity securities available
 for sale                                         7             22             --             --               --              29
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other common and preferred stock                538             --             --             --               --             538
Other invested assets (c)                         1            917          2,305             --               --           3,223
Short-term investments (d)                      215          2,520             --             --               --           2,735
Investment in AIG                                 5             --             --             --               --               5
Derivative assets:
     Interest rate contracts                      9            768             19             --               --             796
     Equity contracts                           107             33             47             --               --             187
     Other contracts                             --             --             10             --               --              10
     Counterparty netting and
      cash collateral                            --             --             --           (108)            (378)           (486)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative assets                         116            801             76           (108)            (378)            507
                                       ------------   ------------   ------------   ------------    -------------    ------------
Separate account assets                      34,018          1,683             --             --               --          35,701
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $     34,900   $     91,255   $     17,669   $       (108)   $        (378)   $    143,338
                                       ============   ============   ============   ============    =============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $        120   $        247   $         --    $          --    $        367
Notes payable to affiliates, net                 --             --            211             --               --             211
Derivative liabilities:
     Interest rate contracts                     --            652             13             --               --             665
     Counterparty netting and
      cash collateral                            --             --             --           (108)             (23)           (131)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative liabilities                     --            652             13           (108)             (23)            534
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $         --   $        772   $        471   $       (108)   $         (23)   $      1,112
                                       ============   ============   ============   ============    =============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                    Counterparty        Cash
At December 31, 2012                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    -----------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        515   $         --   $         --    $         --    $        515
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,621            633             --              --           2,254
    Non-U.S. governments                         --          2,552             --             --              --           2,552
    Corporate debt                               --         74,688          1,058             --              --          75,746
    RMBS                                         --          9,972          4,957             --              --          14,929
    CMBS                                         --          1,720          2,205             --              --           3,925
    CDO/ABS                                      --          1,745          2,654             --              --           4,399
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total bonds available for sale                   --         92,813         11,507             --              --         104,320
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other bond securities:
    U.S. government and government
     sponsored entities                          48            858             --             --              --             906
    RMBS                                         --            117            127             --              --             244
    CMBS                                         --             15             41             --              --              56
    CDO/ABS                                      --              8            113             --              --             121
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total other bond securities                      48            998            281             --              --           1,327
                                       ------------   ------------   ------------   ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                 17             --              9             --              --              26
    Preferred stock                              --             31             26             --              --              57
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total equity securities available
 for sale                                        17             31             35             --              --              83
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other common and preferred stock                562             --             --             --              --             562
Other invested assets (c)                         1            404          1,905             --              --           2,310
Short-term investments (d)                       90          3,103             --             --              --           3,193
Investment in AIG                                 4             --             --             --              --               4
Derivative assets:
     Interest rate contracts                      1          1,283             --             --              --           1,284
     Foreign exchange contracts                  --             15             --             --              --              15
     Equity contracts                            64             32             21             --              --             117
     Other contracts                             --             --              2             --              --               2
     Counterparty netting and cash
       collateral                                --             --             --           (230)           (433)           (663)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative assets                          65          1,330             23           (230)           (433)            755
                                       ------------   ------------   ------------   ------------    ------------    ------------
Separate account assets                      26,642          1,300             --             --              --          27,942
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $     27,429   $     99,979   $     13,751   $       (230)   $       (433)   $    140,496
                                       ============   ============   ============   ============    ============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $         76   $      1,040   $         --    $         --    $      1,116
Derivative liabilities:
     Interest rate contracts                     --          1,144              2             --              --           1,146
     Foreign exchange contracts                  --             43             --             --              --              43
     Counterparty netting and cash
      collateral                                 --             --             --           (230)              8            (222)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative liabilities                     --          1,187              2           (230)              8             967
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $         --   $      1,263   $      1,042   $       (230)   $          8    $      2,083
                                       ============   ============   ============   ============    ============    ============

(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)   Represents cash collateral posted and received.
(c) Amounts presented for other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.2 billion and $1.6 billion at December 31, 2013 and 2012, respectively.
(e) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013 and 2012, Level 3 assets were 10.3 percent and 8.3 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.7 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During 2013, the Company transferred $93 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. The Company had no significant transfers between Level 1 and Level 2 during 2012.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the consolidated balance sheets at December 31, 2013 and 2012:


                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2013             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                        (in millions)
ASSETS:
Bonds available for sale:
    Obligations of
     states, municipalities
     and political
     subdivisions            $     633  $       11   $     (123)    $      280   $      --  $      (47)  $      754  $           --
    Corporate debt               1,058           2            2           (321)        266        (283)         724              --
    RMBS                         4,957         355          258            997          20          --        6,587              --
    CMBS                         2,205          89          (21)           125          50          --        2,448              --
    CDO/ABS                      2,654          86           32            365         569        (301)       3,405              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total bonds available
  for sale                      11,507         543          148          1,446         905        (631)      13,918              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other bond securities:
    RMBS                           127          10           --             76          --          --          213              14
    CMBS                            41          (1)          --             86          --          --          126               3
    CDO/ABS                        113          68           --            850          --          --        1,031              48
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total other bond
  securities                       281          77           --          1,012          --          --        1,370              65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Equity securities
  available for sale:
    Common stock                     9          --           --             (9)         --          --           --              --
    Preferred stock                 26          --            2            (28)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total equity securities
  available for sale                35          --            2            (37)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other invested assets            1,905         101           50            107         268        (126)       2,305              --
Derivative assets
    Interest rate contracts         --           4           --             --           8           7           19              --
    Equity contracts                21          33           --             (7)         --          --           47              --
    Other contracts                  2          39           --            (31)         --          --           10              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total derivative assets             23          76           --            (38)          8           7           76              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  13,751  $      797   $      200     $    2,490   $   1,181  $     (750)  $   17,669  $           65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
LIABILITIES:
Policyholder contract
    deposits                 $  (1,040) $      609   $       (1)    $      185   $      --  $       --   $     (247) $           --
Notes payable - to
  affiliates, net
Derivative liabilities, net         --         (12)           9           (208)         --          --         (211)            (12)
    Interest rate contracts         (2)          3           --              1          (8)         (7)         (13)             --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  (1,042) $      600   $        8     $      (22)  $      (8) $       (7)  $     (471) $          (12)
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2012             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                    (in millions)
ASSETS:
Bonds available for
    Obligations of states,
     municipalities and
     political subdivisions  $     482  $       40    $       (4)  $      153    $      41  $      (79)         633            --
    Corporate debt                 978         (10)           63          (42)         614        (545)       1,058            --
    RMBS                         5,939         174           944         (514)         297      (1,883)       4,957            --
    CMBS                         1,900          36           275           45           34         (85)       2,205            --
    CDO/ABS                      1,951         120            89          679          367        (552)       2,654            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total bonds available for
  sale                          11,250         360         1,367          321        1,353      (3,144)      11,507            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other bond securities:
    RMBS                           138          35            --          (44)          --          (2)         127            31
    CMBS                            --           3            --           38           --          --           41             4
    CDO/ABS                        966         237            --       (1,090)          --          --          113             1
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total other bond
  securities                     1,104         275            --       (1,096)          --          (2)         281            36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Equity securities available
  for sale:
    Common stock                    36          15           (24)         (23)           5          --            9            --
    Preferred stock                 60           9           (25)         (17)           1          (2)          26            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total equity securities
   available for sale               96          24           (49)         (40)           6          (2)          35            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other invested assets            2,398         (26)          113         (125)         416        (871)       1,905            --
Derivative assets
    Equity contracts                 9           2            --            5            5          --           21            --
    Other contracts                 --          --            --            2           --          --            2            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total derivative assets              9           2            --            7            5          --           23            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
        Total                $  14,857  $      635    $    1,431   $     (933)   $   1,780  $   (4,019)  $   13,751    $       36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
LIABILITIES:
Policyholder contract
  deposits                   $    (800) $     (181)   $      (72)  $       13    $      --  $       --   $   (1,040)   $      196
Derivative liabilities,
  net
    Interest rate
     contracts                     (10)          8            --           --           --          --           (2)           --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
       Total                 $    (810) $     (173)   $      (72)  $       13    $      --  $       --   $   (1,042)   $      196
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                             Net Realized
                                 Net Investment   Other     Capital Gains
At December 31, 2013               Income         Income     (Losses)        Total
------------------------------   -------------   --------   --------------   ------
                                 (in millions)              (in millions)
Bonds available for sale          $      491      $  --     $     52         $  543
Bond trading securities                   77         --           --             77
Other invested assets                    122         --          (21)           101
Derivative assets                         --         --           76             76
Policyholder contract deposits            --         --          617            617
Derivative liabilities                    --         --            3              3
Notes payable                             --        (12)          --            (12)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                     Net Realized
                                 Net Investment     Capital Gains
At December 31, 2012                 Income           (Losses)              Total
                                 --------------    ----------------    ----------------
                                                    (in millions)
Bonds available for sale         $          447    $            (87)   $            360
Bond trading securities                     275                  --                 275
Equity securities available
  for sale                                   --                  24                  24
Other invested assets                        28                 (54)                (26)
Derivative assets                            --                   2                   2
Policyholder contract deposits               --                (181)               (181)
Derivative liabilities                       --                   8                   8

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                                                Purchases,
                                                                                                                  Sales,
                                                                                                                 Issuances
                                                                                                                   and
                                                                                                                Settlements,
December 31, 2013                                Purchases          Sales         Issuances      Settlements        Net
----------------------------------------------  ------------    ------------    ------------    ------------    ------------
                                                                                 (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities and
     political subdivisions                     $        402    $       (122)   $         --    $         --    $        280
    Corporate debt                                       139              --              --            (460)           (321)
    RMBS                                               2,123            (167)             --            (959)            997
    CMBS                                                 495            (203)             --            (167)            125
    CDO/ABS                                            1,310            (121)             --            (824)            365
                                                ------------    ------------    ------------    ------------    ------------
Total bonds available for sale                         4,469            (613)             --          (2,410)          1,446
                                                ------------    ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                                 110              --              --             (34)             76
    CMBS                                                  98              (8)             --              (4)             86
    CDO/ABS                                              962              --              --            (112)            850
                                                ------------    ------------    ------------    ------------    ------------
Total other bond securities                            1,170              (8)             --            (150)          1,012
                                                ------------    ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                          --              --              --              (9)             (9)
    Preferred stock                                       --              --              --             (28)            (28)
                                                ------------    ------------    ------------    ------------    ------------
Total equity securities available for
 sale                                                     --              --              --             (37)            (37)
                                                ------------    ------------    ------------    ------------    ------------
Other invested assets                                    318              --                            (211)            107
Derivative assets
    Equity contracts                                      10              --              --             (17)             (7)
    Other contracts                                       --              --              --             (31)            (31)
                                                ------------    ------------    ------------    ------------    ------------
Total derivative assets                                   10              --              --             (48)            (38)
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $      5,967    $       (621)   $         --    $     (2,856)   $      2,490
                                                ------------    ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits                  $         --    $        (25)   $         --    $        210    $        185
Notes payable - to affiliates, net                                                      (208)                           (208)
Derivative liabilities, net
    Interest rate contracts                               --              --              --               1               1
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $         --    $        (25)   $       (208)   $        211    $        (22)
                                                ------------    ------------    ------------    ------------    ------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                             Purchases,
                                                                                                               Sales,
                                                                                                             Issuances
                                                                                                                and
                                                                                                            Settlements,
December 31, 2012                              Purchases        Sales        Issuances      Settlements          Net
------------------------------------------   ------------   ------------    ------------    ------------    ------------
                                                                               (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities
     and political subdivisions              $        372   $       (201)   $         --    $        (18)   $        153
    Corporate debt                                    225           (169)             --             (98)            (42)
    RMBS                                              628           (193)             --            (949)           (514)
    CMBS                                              277           (131)             --            (101)             45
    CDO/ABS                                         1,379             --              --            (700)            679
                                             ------------   ------------    ------------    ------------    ------------
Total bonds available for sale                      2,881           (694)             --          (1,866)            321
                                             ------------   ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                               --            (16)             --             (28)            (44)
    CMBS                                               57            (19)             --              --              38
    CDO/ABS                                         1,133           (981)             --          (1,242)         (1,090)
                                             ------------   ------------    ------------    ------------    ------------
Total other bond securities                         1,190         (1,016)             --          (1,270)         (1,096)
                                             ------------   ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                       --            (23)             --              --             (23)
    Preferred stock                                    60            (75)             --              (2)            (17)
                                             ------------   ------------    ------------    ------------    ------------
Total equity securities available for sale             60            (98)             --              (2)            (40)
                                             ------------   ------------    ------------    ------------    ------------
Other invested assets                                 296             --                            (421)           (125)
Derivative assets
    Equity contracts                                    5             --              --              --               5
    Other contracts                                     2             --              --              --               2
                                             ------------   ------------    ------------    ------------    ------------
Total derivative assets                                 7             --              --              --               7
                                             ------------   ------------    ------------    ------------    ------------
             Total                           $      4,434   $     (1,808)   $         --    $     (3,559)   $       (933)
                                             ------------   ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits               $         --   $        (22)   $         --    $         35    $         13
                                             ------------   ------------    ------------    ------------    ------------

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities

The Company records transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 assets included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

o The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

o Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

o Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

o Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During the years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

o Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

o Transfers of private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

o The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting, resulted in the transfer of certain hedge fund and private equity investments out of Level 3 assets.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 or 2012.

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                 Fair Value at                                                                      Range
                                December 31, 2013    Valuation Technique        Unobservable Input (a)       (Weighted Average)(a)
                                -----------------    --------------------   -----------------------------  ------------------------
                                   (in millions)
ASSETS:

Corporate debt                     $       360       Discounted cash flow                       Yield (b)     3.48% - 9.44% (6.46%)
RMBS                                     6,170       Discounted cash flow    Constant prepayment rate (c)    0.00% - 11.10% (5.37%)
                                                                                        Loss severity (c)  44.40% - 80.07% (62.24%)
                                                                                Constant default rate (c)    4.26% - 12.00% (8.13%)
                                                                                                Yield (c)     2.89% - 7.55% (5.22%)
CMBS                                     2,396       Discounted cash flow                       Yield (b)    0.00% - 11.23% (5.39%)
LIABILITIES:

Policyholder contract deposits             247       Discounted cash flow   Equity implied volatility (b)            6.00% - 39.00%
                                                                                     Base lapse rates (b)            1.00% - 40.00%
                                                                                  Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                      Mortality rates (b)            0.50% - 40.00%
                                                                                    Utilization rates (b)            0.50% - 25.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), loss severity, constant default rates ("CDR"), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                     December 31, 2013        December 31, 2012
                                                            -----------------------------  ----------------------------
                                                              Fair Value                    Fair Value
                                                               Using Net                     Using Net
                                                              Asset Value                   Asset Value
                                                             Per Share (or      Unfunded   Per Share (or     Unfunded
                        Investment Category Includes        its equivalent)   Commitments  its equivalent)  Commitments
                     ------------------------------------   ---------------   -----------  ---------------  -----------
                                                                                  (in millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout  Debt and/or equity investments made      $   1,178             $185    $      1,038     $     229
                     as part of a transaction in which
                     assets of mature companies are
                     acquired from the current
                     shareholders, typically with the use
                     of financial leverage

   Real estate/      Investments in real estate                      93                9              71            13
   Infrastructure    properties and infrastructure
                     positions, including power plants
                     and other energy generating
                     facilities

   Venture capital   Early-stage, high-potential, growth             40                6              55             9
                     companies expected to generate a
                     return through an eventual
                     realization event, such as an
                     initial public offering or sale of
                     the company

   Distressed        Securities of companies that are                91               16              84            18
                     already in default, under bankruptcy
                     protection, or troubled

   Other             Includes multi-strategy and                      9               12              13             9
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total private
   equity funds                                                   1,411              228           1,261           278
                                                              ---------       ----------     -----------     ---------
Hedge funds:
   Event-driven      Securities of companies undergoing             500                2             339             2
                     material structural changes,
                     including mergers, acquisitions and
                     other reorganizations

   Long-short        Securities that the manager believes           713               11             409            --
                     are undervalued, with corresponding
                     short positions to hedge market risk

   Distressed        Securities of companies that are               405               11             261            --
                     already in default, under bankruptcy
                     protection or troubled

   Emerging markets  Investments in the financial markets            64               --              --            --
                     of developing countries

   Other             Includes multi-strategy and                     77               --              18            --
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total hedge funds                                                 1,759               24           1,027             2
                                                              ---------       ----------     -----------     ---------
Total                                                         $   3,170       $      252    $      2,288     $     280
                                                              =========       ==========    ============     =========

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 72 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 27 percent between three and seven years and 1 percent between seven and 10 years.

The hedge fund investments included above are generally redeemable monthly (6 percent), quarterly (40 percent), semi-annually (15 percent) and annually (39 percent), with redemption notices ranging from one day to 180 days. At December 31, 2013, however, investments representing approximately 63 percent of the total fair value of the hedge fund investments cannot be currently redeemed, either in whole or in part, because the investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2015. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value Option

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $(58) million, $206 million and $(24) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $194 million and $5 million for the years ended December 31, 2013 and 2012, respectively.

The Company elected fair value accounting for its economic interest in ML II. The Company recorded gains of $177 million and $30 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

Ambrose 2013-2, Ambrose 2013-3, and Ambrose 2013-5, three VIEs which are consolidated by the Company, each elected the fair value option for a tranche of their structured securities, referred to herein as the Class X notes, which are included in notes payable. See Note 14 for additional information on these VIEs and the Class X notes. The fair value of the Class X notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity and perceived illiquidity of the Class X notes. The spread premium was derived on the respective issuance dates, with reference to the issuance spread on a tranche of structured securities issued by the respective entities that was purchased by an independent, non-affiliated third party.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                  Outstanding
                                                   Principal
    December 31, 2013               Fair Value      Amount      Difference
--------------------------------    ----------    -----------   ----------
                                                  (in millions)
Notes payable to affiliates, net      $  211         $  580     $   (369)

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from an affiliate, AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company has maintained this election. The change in the fair value of these GIC liabilities was $(17) million, $(3) million and $78 million in the years ended December 31, 2013, 2012 and 2011, respectively, and was reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset by a swap designated as a fair value hedge. See Note 14 for additional information on the GIC assumption and the related swap.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents assets measured at fair value on a non-recurring basis at the time of impairments and the related impairment charges recorded during the periods presented:

                                                                   Impairment
                        Assets at Fair Value Non-Recurring Basis     Charges
                        ----------------------------------------   ----------
 December 31, 2013      Level 1    Level 2    Level 3      Total
--------------------    -------    -------    -------     ------
                                    (in millions)
Other invested assets   $    --    $    --    $   435     $  435   $       19

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

Other Invested Assets

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which cash flows are denominated.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Notes Payable

Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                                           Estimated Fair Value
                                        -------------------------------------------    Carrying
                                        Level 1    Level 2     Level 3      Total        Value
                                        -------    -------    --------    ---------    ----------
                                                             (in millions)
December 31, 2013
ASSETS
Mortgage and other loans receivable     $    --    $    75    $  9,008    $   9,083    $    8,531
Policy loans                                 --         --       1,545        1,545         1,545
Other invested assets                        --         22          --           22            22
Short-term investments                       --      1,229          --        1,229         1,229
Cash                                        362         --          --          362           362
LIABILITIES
Policyholder contract deposits (a)           --        185      59,505       59,690        55,476
Notes payable - affiliates, net (b)          --         --          46           46            49
Notes payable - to third parties, net                              377          377           378
December 31, 2012
ASSETS
Mortgage and other loans receivable     $    --    $   189    $  8,906    $   9,095    $    8,245
Policy loans                                 --         --       1,587        1,587         1,587
Other invested assets                        --         54          --           54            54
Short-term investments                       --      1,590          --        1,590         1,590
Cash                                        325         --          --          325           325
LIABILITIES
Policyholder contract deposits (a)           --        245      64,115       64,360        57,452
Notes payable - affiliates, net              --         --         133          133           142
Notes payable - to third parties, net        --         --         152          152           158

(a) Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)   Excludes notes for which the fair value option has been elected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The following table presents the amortized cost or cost and fair value of the Company's available for sale securities:

                                                                                               Other-Than-
                                              Amortized     Gross       Gross                   Temporary
                                               Cost or    Unrealized  Unrealized      Fair     Impairments
                                                Cost        Gains       Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   -----------
                                                                       (in millions)
December 31, 2013
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     343   $      46   $     (15)   $     374   $        --
    Obligations of states, municipalities
      and political subdivisions                  2,432          53        (156)       2,329             2
    Non-U.S. governments                          2,426          95        (174)       2,347            --
    Corporate debt                               66,412       4,459      (1,812)      69,059            44
    RMBS                                         13,975       1,223        (273)      14,925           657
    CMBS                                          3,760         419         (63)       4,116           235
    CDO/ABS                                       4,853         188         (43)       4,998            16
                                              ---------   ---------   ---------    ---------   -----------
Total bonds available for sale                   94,201       6,483      (2,536)      98,148           954
Equity securities available for sale:
    Common stock                                      5           2          --            7            --
    Preferred stock                                  18           4          --           22            --
                                              ---------   ---------   ---------    ---------   -----------
Total equity securities available for sale           23           6          --           29            --
Investment in AIG                                     9           2          (6)           5            --
                                              ---------   ---------   ---------    ---------   -----------
Total                                         $  94,233   $   6,491   $  (2,542)   $  98,182   $       954
                                              =========   =========   =========    =========   ===========

                                                                                               Other-Than-
                                              Amortized     Gross        Gross                  Temporary
                                              Cost or     Unrealized  Unrealized      Fair     Impairments
                                                 Cost        Gains      Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   ---------
                                                                    (in millions)
December 31, 2012
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     413   $     102   $      --    $     515    $     --
    Obligations of states, municipalities
      and political subdivisions                  2,015         245          (6)       2,254          --
    Non-U.S. governments                          2,243         317          (8)       2,552          --
    Corporate debt                               66,448       9,607        (309)      75,746          79
    RMBS                                         13,641       1,506        (218)      14,929         469
    CMBS                                          3,462         546         (83)       3,925         185
    CDO/ABS                                       4,217         256         (74)       4,399          43
                                              ---------   ---------   ---------    ---------    --------
Total bonds available for sale                   92,439      12,579        (698)     104,320         776
Equity securities available for sale:
    Common stock                                     12          14          --           26          --
    Preferred stock                                  42          15          --           57          --
                                              ---------   ---------   ---------    ---------   ---------
Total equity securities available for sale           54          29          --           83          --
Investment in AIG                                    10          --          (6)           4          --
                                              ---------   ---------   ---------    ---------    --------
Total                                         $  92,503   $  12,608   $    (704)   $ 104,407    $    776
                                              =========   =========   =========    =========    ========

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                       Less than 12 Months     12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                        Fair     Unrealized    Fair      Unrealized    Fair      Unrealized
December 31, 2013                      Value       Losses      Value      Losses       Value       Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    U.S. government and government
      sponsored entities             $      62   $      13   $       7   $       2   $      69   $      15
    Obligations of states,
      municipalities and political
       subdivisions                  $   1,553   $     136   $      97   $      20   $   1,650   $     156
    Non-U.S. governments                 1,049         104         312          70       1,361         174
    Corporate debt                      20,214       1,368       3,119         444      23,333       1,812
    RMBS                                 3,788         186         712          87       4,500         273
    CMBS                                   827          38         167          25         994          63
    CDO/ABS                              1,016          18         373          25       1,389          43
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale          28,509       1,863       4,787         673      33,296       2,536
Investment in AIG                           --          --           5           6           5           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total                                $  28,511   $   1,863   $   4,792   $     679   $  33,303   $   2,542
                                     =========   =========   =========   =========   =========   =========

                                      Less than 12 Months      12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                       Fair      Unrealized    Fair      Unrealized   Fair       Unrealized
December 31, 2012                     Value        Losses      Value       Losses     Value        Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    Obligations of states,
      municipalities and political
      subdivisions                   $     326   $       6   $       1   $      --   $     327   $       6
    Non-U.S. governments                   378           8           3          --         381           8
    Corporate debt                       4,111         131       2,048         178       6,159         309
    RMBS                                   142           2         959         216       1,101         218
    CMBS                                    86           2         278          81         364          83
    CDO/ABS                                882          22         716          52       1,598          74
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale           5,925         171       4,005         527       9,930         698
Investment in AIG                           --          --           4           6           4           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
 Total                               $   5,925   $     171   $   4,009   $     533   $   9,934   $     704
                                     =========   =========   =========   =========   =========   =========

As of December 31, 2013, the Company held 3,138 individual fixed maturity and equity securities that were in an unrealized loss position, of which 633 individual securities were in a continuous unrealized loss position for longer than 12 months.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2013 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                                             Total Fixed Maturity Securities
                                                                     Available for Sale
                                                             -------------------------------
                                                               Amortized
                                                                 Cost           Fair Value
                                                             -------------     -------------
                                                                        (in millions)
Due in one year or less                                      $       1,791     $       1,850
Due after one year through five years                               11,037            11,979
Due after five years through ten years                              27,381            28,275
Due after ten years                                                 31,404            32,005
Mortgage-backed, asset-backed and collateralized securities         22,588            24,039
                                                             -------------     -------------
Total fixed maturity securities available for sale           $      94,201     $      98,148
                                                             =============     =============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments at December 31, 2013 and 2012 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

Other Bond Securities

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest was reported in bond trading securities with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II in 2012 was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash, short-term investments, fixed maturity and other securities.

                                                                     December 31,    December 31,
                                                                         2013           2012
                                                                     ------------    ------------
                                                                              (in millions)
Invested assets on deposit:
      Regulatory agencies                                             $   70            $    87
Invested assets pledged as collateral:
      Advance agreements - Federal Home Loan Bank of Dallas                8                 15
      Advance agreements - Federal Home Loan Bank of Cincinnati           --                 15
      Advance agreements - Federal Home Loan Bank of San Francisco        14                 25
      FHLB collateral                                                     45                283

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Generally, cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                       2013       2012
                                                     -------    -------
                                                        (in millions)
Securities on loan: (a)
   Amortized cost                                    $ 2,228    $ 1,234
   Estimated fair value                                2,425      1,420
Cash collateral on deposit from counterparties (b)     2,514      1,466
Reinvestment portfolio - estimated fair value          2,514      1,466

(a)   Included in bonds available for sale on the consolidated balance sheets.
(b) Included in short-term investments on the consolidated balance sheets. Liability to counterparties is reported in securities lending payable.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $7.3 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State       # of Loans    Amount*    Apartments   Offices   Retails    Industrials   Hotels    Others    % of Total
----------  ----------   ---------   ----------   -------   --------   -----------   ------   --------   ----------
                                                  ($ in millions)
California         125   $   1,546   $       17   $   425   $    190   $       361   $  195   $    358        18.9%
New York            60       1,144          311       589         62            28       44        110        14.0%
New
Jersey              42         705          376       140        161             2        9         17         8.6%
Florida             56         480           33        85        231            30       20         82         5.9%
Texas               35         431           27       128         54           104       78         41         5.3%
Other
states             318       3,861          596     1,167        928           314      425        428        47.3%
            ----------   ---------   ----------   -------   --------   -----------   ------   --------   ---------
  Total            636   $   8,167   $    1,360   $ 2,534   $  1,626   $       839   $  771   $  1,036       100.0%
            ==========   =========   ==========   =======   ========   ===========   ======   ========   =========

*     Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                    Class
                           Number of   ------------------------------------------------------------------               Percent of
December 31, 2013           Loans     Apartments  Offices     Retails   Industrials    Hotels     Others     Total        Total $
-------------------------  ---------  ---------   --------   --------   -----------   --------   --------   --------    -------
                                                                      ($ in Millions)
Credit Quality Indicator:
   In good standing             623   $   1,347   $  2,427   $  1,626   $      839    $    771   $    952   $  7,962        97.5%
   Restructured (a)              11          13         90         --           --          --         84        187         2.3%
   90 days or less
   delinquent                    --          --         --         --           --          --         --         --         0.0%
   >90 days  delinquent or
     in process
     of foreclosure               2          --         --         18           --          --         --         18         0.2%
                           --------   ---------   --------   --------   ----------    --------   --------   --------    --------
Total (b)                       636   $   1,360   $  2,517   $  1,644   $      839    $    771   $  1,036   $  8,167       100.0%
                           ========   =========   ========   ========   ==========    ========   ========   ========    ========
Valuation allowance                   $       2   $     61   $      6   $        1    $      3   $     33   $    106         1.3%
                                      ---------   --------   --------   ----------    --------   --------   --------    --------

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)   Does not reflect valuation allowances.

The Company holds mortgages with a carrying value of $71 million and $82 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2013 and 2012, respectively.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company's mortgage and other loan valuation allowance activity was as follows:

                                                2013        2012       2011
                                               -------    -------    -------
                                                       (in millions)
Allowance, beginning of year                   $   155    $   233    $   319
     Additions (reductions) to allowance for
       losses                                       57        (62)       (32)
     Charge-offs, net of recoveries                (74)       (16)       (54)
                                               -------    -------    -------
Allowance, end of year                         $   138    $   155    $   233
                                               =======    =======    =======

The Company's impaired mortgage loans were as follows:

                                                2013       2012        2011
                                               -------    -------    -------
                                                     (in millions)
Impaired loans with valuation allowances       $   137    $    75    $   108
Impaired loans without valuation allowances         --          7         69
                                               -------    -------    -------
     Totali mpairedloans                           137         82        177
Valuation allowances on impaired loans             (56)       (27)       (18)
                                               -------    -------    -------
     Impaired loans,net                        $    81    $    55    $   159
                                               =======    =======    =======

The Company recognized $7 million, $4 million and $10 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $67 million and $11 million of commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2013, these commercial mortgage loans had related total allowances for credit losses of $11 million. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                2013      2012
                              --------   -------
                                (in millions)
Alternative investments (a)   $  7,047   $ 6,695
Investment real estate (b)         443       519
FHLB common stock                   22        54
Mutual funds                        --         1
                              --------   -------
Total                         $  7,512   $ 7,269
                              ========   ======

(a) Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships. (b) Net of accumulated depreciation of $181 million and $176 million in 2013 and 2012, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                   2013        2012         2011
                                 --------    ---------    ---------
                                         (in millions)
Investment income:
    Fixed maturity securities   $   5,275    $   5,792    $   5,404
    Equity securities                 (20)          67            2
    Mortgage and other loans          527          526          540
    Policy loans                       99          102          106
    Investment real estate             79           73           59
    Other invested assets             919          650          508
    Securities lending                  3            2           --
    Other investment income            52           12           12
                                ---------    ---------    ---------
Total investment income             6,934        7,224        6,631
Investment expenses                  (242)        (223)        (191)
                                ---------    ---------    ---------
Net investment income           $   6,692    $   7,001    $   6,440
                                =========    =========    =========

The carrying value of investments that produced no investment income during 2013 was $75 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                      2013         2012         2011
                                                   ---------    ---------    ---------
                                                              (in millions)
Sales of fixed maturity securities                 $   1,787    $   1,506    $     760
Sales of equity securities                                28           25           30
Mortgage and other loans                                 (57)          73           55
Investment real estate                                    73           12           15
Other invested assets                                      2          (21)        (144)
Derivatives                                              153         (671)        (336)
Other-than-temporary impairments                        (127)        (379)        (598)
                                                   ---------    ---------    ---------
Net realized capital gains (losses) before taxes   $   1,859    $     545    $    (218)
                                                   =========    =========    =========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                    2013                 2012                   2011
                            -------------------   -------------------   --------------------
                             Gross      Gross      Gross       Gross       Gross     Gross
                            Realized   Realized   Realized   Realized    Realized   Realized
                             Gains      Losses     Gains      Losses       Gains     Losses
                            --------   --------   --------   --------    --------   --------
                                                      (in millions)
Fixed maturity securities   $  1,863   $     76   $  1,598   $     92   $     821   $     61
Equity securities                 28         --         31          6          37          7
                            --------   --------   --------   --------   ---------   --------
Total                       $  1,891   $     76   $  1,629   $     98   $     858   $     68
                            ========   ========   ========   ========   =========   ========

In 2013, 2012, and 2011, the aggregate fair value of available for sale fixed maturity and equity securities sold was $22.5 billion, $11.8 billion and $10.5 billion, which resulted in net realized capital gains of $1.8 billion, $1.5 billion and $790 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                2013       2012       2011
                                                                             ---------- ---------- ----------
                                                                                        (in millions)
Balance, beginning of year                                                   $    2,126 $    2,775 $    2,762
Increases due to:
         Credit impairments on new securities subject to impairment losses           15         96        177
         Additional credit impairments on previously impaired securities             31        194        278
Reductions due to:
         Credit impaired securities fully disposed for which there was
               no prior intent or requirement to sell                              (184)      (520)      (160)
         Credit impaired securities for which there is a current intent or
               anticipated requirement to sell                                       --         --         --
         Accretion on securities previously impaired due to credit (a)             (403)      (422)      (272)
Other                                                                                --          3        (10)
                                                                             ---------- ---------- ----------
Balance, end of year                                                         $    1,585 $    2,126 $    2,775
                                                                             ========== ========== ==========

(a) Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

<CAPTION
                                                              At Date of
                                                             Acquisition
                                                           ---------------
                                                            (in millions)

Contractually required payments (principal and interest)   $         9,767
Cash flows expected to be collected (a)                              7,764
Recorded investment in acquired securities                           5,065

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                 December 31, 2013    December 31, 2012
                                ------------------    -----------------
                                              (in millions)
Outstanding principal balance   $            5,805    $           4,262
Amortized cost                               3,969                2,794
Fair value                                   4,397                3,189

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                        2013            2012
                                                    ------------    ------------
                                                            (in millions)
Balance, beginning of year                          $      1,734    $      1,695
    Newly purchased PCI securities                           826             486
    Disposals                                                (39)           (175)
    Accretion                                               (258)           (244)
    Effect of changes in interest rate indices               118             (84)
    Net reclassification from (to) non-accretable
     difference, including effects of prepayments            296              56
                                                    ------------    ------------
Balance, end of year                                $      2,677    $      1,734
                                                    ============    ============

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                                    Derivative Assets             Derivative Liabilities
                                                               ----------------------------    ---------------------------
                                                                 Notional          Fair           Notional        Fair
                                                                Amount (a)       Value (b)       Amount (a)      Value (b)
                                                               ------------    ------------    ------------   ------------
                                                                                       (in millions)
December 31, 2013
Derivatives designated as hedging instruments:
     Interest rate contracts                                   $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Total derivatives designated as hedging instruments            $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Derivatives not designated as hedging instruments:
     Interest rate contracts                                   $      5,996    $        691    $      4,125   $        650
     Equity contracts                                                 4,529             187           2,500             --
     Other contracts (c)                                             46,529             105           2,539            403
                                                               ------------    ------------    ------------   ------------
Total derivatives, gross                                       $     57,215           1,088    $      9,297          1,068
                                                               ============    ------------    ============   ------------
     Counterparty netting (d)                                                          (108)                          (108)
     Cash collateral (e)                                                               (378)                           (23)
                                                                                -----------                   ------------
Total derivatives, net                                                                  602                            937
                                                                                -----------                   ------------
Less:  Bifurcated embedded derivatives                                                   95                            403
                                                                                -----------                   ------------
Total derivatives on balance sheets                                             $       507                   $        534
                                                                                ===========                   ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                               Derivative Assets            Derivative Liabilities
                                         ----------------------------    ---------------------------
                                           Notional          Fair          Notional         Fair
                                          Amount (a)       Value (b)      Amount (a)      Value (b)
                                         ------------    ------------    ------------   ------------
                                                              (in millions)
December 31, 2012
Derivatives not designated as
  hedging instruments:
  Interest rate contracts                $      5,159    $      1,284    $      5,687   $      1,146
  Foreign exchange contracts                      108              15             165             43
  Equity contracts                              3,550             117              --             --
  Other contracts (c)                          10,323               2          18,235          1,040
                                         ------------    ------------    ------------   ------------
Total derivatives, gross                 $     19,140           1,418    $     24,087          2,229
                                         ============    ------------    ============   ------------
  Counterparty netting (d)                                       (230)                          (230)
  Cash collateral (e)                                            (433)                             8
                                                         ------------                   ------------
Total derivatives, net                                            755                          2,007
                                                         ------------                   ------------
Less:  Bifurcated embedded derivatives                             --                          1,040
                                                         ------------                   ------------
Total derivatives on balance sheets                      $        755                   $        967
                                                         ============                   ============

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c) Includes primarily bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits. See Notes 2 and 8 for additional information.
(d) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)  Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of specific equity-indexed universal life and annuities and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized capital gains (losses) in the consolidated statements of income:

                                                        2013            2012            2011
                                                    ------------    ------------    ------------
                                                                   (in millions)
Derivatives designated as hedging instruments
   Interest rate contracts                          $        (32)   $         --    $         --
                                                    ------------    ------------    ------------
Total                                               $        (32)   $         --    $         --
                                                    ============    ============    ============
Derivatives not designated as hedging instruments
   Interest rate contracts                          $        (81)   $         (8)   $       (173)
      Foreign exchange contracts                              --             (48)            156
   Equity contracts                                         (448)           (101)            118
   Other contracts                                           714            (514)           (437)
                                                    ------------    ------------    ------------
Total                                               $        185    $       (671)   $       (336)
                                                    ============    ============    ============

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $212 million and $231 million of net derivative assets at December 31, 2013 and 2012, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                                       At December 31,
                                     ---------------------------------------------------------------------------------------
                                              VIE Assets*                VIE Liabilities         Off-Balance Sheet Exposure
                                     ---------------------------   ---------------------------   ---------------------------
                                         2013           2012           2013           2012           2013           2012
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                                                       (in millions)
Castle 1 Trust                       $        515   $        632   $        209   $        324   $         --   $         --
Castle 2 Trust                                440            634             72            274             --             --
Ambrose 2                                   2,072             --             91             --             --             --
Ambrose 3                                   2,198             --             90             --             --             --
Ambrose 5                                   2,613             --            131             --             --             --
Selkirk No. 1 Ltd.                          1,015                           229
Investment in limited partnerships            612            665             33             23             --             --
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total                                $      9,465   $      1,931   $        855   $        621   $         --   $         --
                                     ============   ============   ============   ============   ============   ============

* The assets of each VIE can be used only to settle specific obligations of that VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                             Maximum Exposure to Loss
                                                   --------------------------------------------
                                     Total VIE      On-Balance      Off-Balance
                                       Assets         Sheet           Sheet           Total
                                   ------------    ------------    ------------    ------------
                                                          (in millions)
December 31, 2013
Real estate and investment funds   $      4,321    $        683    $         50    $        733
                                   ------------    ------------    ------------    ------------
Total                              $      4,321    $        683    $         50    $        733
                                   ============    ============    ============    ============
December 31, 2012
Real estate and investment funds   $      5,448    $        779    $         55    $        834
                                   ------------    ------------    ------------    ------------
Total                              $      5,448    $        779    $         55    $        834
                                   ============    ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                                      At December 31,
                                                ------------------------------------------------------------
                                                       Consolidated VIEs             Unconsolidated VIEs
                                                ----------------------------    ----------------------------
                                                    2013            2012            2013            2012
                                                ------------    ------------    ------------    ------------
                                                                        (in millions)
Assets:
    Cash and short-term investments             $        140    $        182    $         --    $         --
    Bonds available for sale                           6,884              --              --              --
    Mortgage loans and other loans receivable          1,015              --              --              --
    Aircraft                                             762             984              --              --
    Other invested assets                                454             513             683             779
    Other asset accounts                                 210             252              --              --
                                                ------------    ------------    ------------    ------------
Total assets                                    $      9,465    $      1,931    $        683    $        779
                                                ============    ============    ============    ============
Liabilities:
    Amounts due to related parties              $         85    $        139    $         --    $         --
    Notes payable - to affiliates, net                   237             142              --              --
    Notes payable - to third parties, net                346              98              --              --
    Other liability accounts                             187             242              --              --
                                                ------------    ------------    ------------    ------------
Total liabilities                               $        855    $        621    $         --    $         --
                                                ============    ============    ============    ============

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC ("AIG Investments"), an affiliate. The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 14 herein for additional information on these entities.

Securitization Vehicles

Ambrose

During 2013, the Company entered into three separate securitization transactions for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The securitization transactions involved the Company's transfer of a portfolio of its high grade corporate securities, along with a portfolio of structured securities acquired from AIG, to newly formed special purpose entities, Ambrose 2013-2 ("Ambrose 2"), Ambrose 2013-3 ("Ambrose 3") and Ambrose 2013-5 ("Ambrose 5") (collectively referred to as the "Ambrose entities"). The Ambrose entities issued beneficial interests to the Company in consideration for the transferred securities. The majority of the beneficial interests issued by the Ambrose entities are owned by the Company and it maintains the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

power to direct the activities of the VIEs that most significantly impact their economic performance and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs. Accordingly, the Company consolidates Ambrose 2, Ambrose 3 and Ambrose 5. See
Note 14 herein for additional information on these entities.

Selkirk

During 2013, the Company entered into a securitization transaction in which a portfolio of its commercial mortgage loans were transferred to a special purpose entity, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in two special purpose entities and cash proceeds from the securitized notes issued to third party investors by another special purpose entity. The Company determined that it either controlled or was the primary beneficiary of all of the special purpose entities in the securitization structure, and therefore consolidates all of these entities, including Selkirk No. 1 Ltd, which is a VIE. See Note 14 for additional information on this securitization transaction.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above, however, the fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $      4,158    $      4,704    $      5,315
    Deferrals                                                    790             584             663
    Accretion of interest/amortization                          (581)           (592)           (722)
    Effect of unlocking assumptions used in
       estimating future gross profits                           105              45              28
    Effect of realized gains on securities                       (37)            (85)           (245)
    Effect of unrealized (gains) losses on securities            661            (498)           (335)
                                                        ------------    ------------    ------------
Balance at December 31                                  $      5,096    $      4,158    $      4,704
                                                        ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Value of business acquired (VOBA) is included in DAC on the consolidated balance sheets. The following table summarizes the activity in value of business acquired:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $        339    $        391    $        443
    Accretion of interest/amortization                           (27)            (15)            (39)
    Effect of unlocking assumptions used in
       estimating future gross profits                            10               5               1
    Effect of realized gains on securities                        (5)            (23)             (5)
    Effect of unrealized (gains) losses on securities             31             (19)             (9)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        348    $        339    $        391
                                                        ============    ============    ============

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14 million, $19 million, $17 million, $16 million and $16 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)

Balance at January 1                                    $        354    $        555    $        667
    Deferrals                                                     62             112             134
    Accretion of interest/amortization                          (109)           (140)           (167)
    Effect of unlocking assumptions used in
       estimating future gross profits                            65              27               8
    Effect of realized gains on securities                       (13)             (1)            (46)
    Effect of unrealized (gains) losses on securities            143            (199)            (41)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        502    $        354    $        555
                                                        ============    ============    ============

The Company periodically reviews and unlocks estimated gross profit assumptions for investment-oriented products as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2013, unlocking decreased amortization primarily due to updated spread assumptions for fixed annuity products, partially offset by decreases from higher life insurance mortality assumptions and surrender rate assumptions. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression.

8. FUTURE POLICY BENEFITS, POLICYHOLDER CONTRACT DEPOSITS, GUARANTEED BENEFITS AND OTHER POLICYHOLDER FUNDS

FUTURE POLICY BENEFITS

The liability for long duration future policy benefits at December 31, 2013 has been established on the basis of the following assumptions:

o Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.5 percent and grade to zero percent.

o Mortality and surrender rates are generally based upon actual experience when the liability is established.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For the years ended December 31, 2013 and 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $886 million and $807 million, respectively as a consequence of actual loss recognition, and a $61 million strengthening of long-term care reserves in 2012 for updated morbidity assumptions. There was no actual loss recognition recorded in 2011.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposit liabilities were as follows at December 31:

                                      2013             2012
                                  ------------    ------------
                                          (in millions)
Policyholder contract deposits:
   Life Insurance and A&H         $     11,476    $     10,859
   Fixed Annuities                      43,718          45,268
   Retirement Income Solutions           6,093           4,904
   Group Retirement                         32              34
   Institutional Markets                 8,848          11,633
   All other Institutional                 230             227
                                  ------------    ------------
Total                             $     70,397    $     72,925
                                  ============    ============

The products for which reserves are included in policyholder contract deposits at December 31, 2013 had the following characteristics:

o Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to, including bonuses, 8.4 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 15.0 percent grading to zero over a period of up to 20 years.

o GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 8.3 percent. The majority of these GICs mature within seven years.

o Interest rates on corporate life insurance products are guaranteed at 3.0 percent and the weighted average rate credited in 2013 was 4.4 percent.

o    The universal life products have credited interest rates of 1.0 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 8.7 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

Guaranteed Benefits

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either
(a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent.

Details concerning the Company's GMDB exposure as of December 31 were as follows:

                                                         2013                                2012
                                           ---------------------------------    --------------------------------
                                            Net Deposits        Highest         Net Deposits         Highest
                                               Plus a           Contract           Plus a           Contract
                                              Minimum            Value             Minimum            Value
                                               Return           Attained           Return           Attained
                                           ---------------   ---------------    --------------    --------------
                                                                          ($ in millions)

Account value                              $         20,108  $           14,428 $       13,943    $       13,688
Amount at risk (a)                                      635                 620            955             1,093
Average attained age of contract holders                 65                  67             66                66
Range of guaranteed minimum return rates        0.00%-10.00%                       0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes the GMDB and GMIB liabilities related to variable annuity contracts:

                             2013           2012
                         ------------    ------------
                                 (in millions)
Balance at January 1     $        401    $        439
Reserve increase                   32              30
Benefits paid                     (55)            (68)
                         ------------    ------------
Balance at December 31   $        378    $        401
                         ============    ============

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2013:

     o Data used was up to 1,000 stochastically generated investment performance scenarios.

     o Mean investment performance assumption ranged from 3.0 to 10.0 percent.

     o    Volatility assumption was 16 percent.

     o For certain products, mortality was assumed to be 50.0 percent to 87.5 percent of the 1994 variable annuity minimum guaranteed death benefit table, adjusted for recent experience. For other products, mortality was assumed to be 85.0 percent to 138.7 percent of the 2012 individual annuity mortality table.

     o Lapse rates vary by contract type and duration and range from zero to 37 percent.

     o The discount rate used ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMWB and GMAV

Certain of the Company's variable annuity contracts offer optional GMWB and GMAV benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The liabilities for GMWB and GMAV, which are recorded in policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives was a net asset of $89 million at December 31, 2013 and a net liability of $801 million at December 31, 2012. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB and GMAV that totaled $23.0 billion and $15.4 billion at December 31, 2013 and 2012, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $51 million and $590 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

OTHER POLICYHOLDER FUNDS

Participating Insurance

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2013 and 6.7 percent of gross premiums in 2013. Policyholder dividends were $28 million, $35 million and $41 million in 2013, 2012 and 2011, respectively, and are included in policyholder benefits in the consolidated statements of income.

9. REINSURANCE

The Company generally limits its exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single life up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from a reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2013, 2012 and 2011 were as follows:

                                                                                                  Percentage
                                                    Ceded to       Assumed                        of Amount
                                      Gross         Other        From Other         Net           Assumed
                                      Amount       Companies      Companies         Amount         to Net
                                   ------------   ------------   ------------    ------------   ------------
                                                             (in millions)
December 31, 2013
Life insurance in force            $    796,660   $    103,198   $      2,662    $    696,124           0.38%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,441   $        889   $         22    $      1,574           1.40%
   Accident and health insurance            218             10             --             208           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,659   $        899   $         22    $      1,782           1.23%
                                   ============   ============   ============    ============
December 31, 2012
Life insurance in force            $    793,874   $    108,760   $      2,728    $    687,842           0.40%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,228   $        847   $         21    $      1,402           1.50%
   Accident and health insurance            228             13             (1)            214          -0.47%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        860   $         20    $      1,616           1.24%
                                   ============   ============   ============    ============
December 31, 2011
Life insurance in force            $    785,904   $    117,210   $      3,080    $    671,774           0.46%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,210   $        846   $         22    $      1,386           1.59%
   Accident and health insurance            246             17             --             229           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        863   $         22    $      1,615           1.36%
                                   ============   ============   ============    ============

Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of reinsurance agreements for ceded future policy benefits for life and accident and health insurance contracts. The Company remains liable to the extent that reinsurers do not meet their obligation under the reinsurance contracts, and as a result, the Company regularly evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Total reinsurance recoverables are included in reinsurance assets on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $110 million and $111 million at December 31, 2013 and 2012, respectively. Reinsurance recoverable on unpaid losses was approximately $74 million and $108 million at December 31, 2013 and 2012, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $658 million, $694 million and $579 million for the years ended 2013, 2012 and 2011, respectively.

The National Association of Insurance Commissioners ("NAIC") Model Regulation "Valuation of Life Insurance Policies" ("Regulation XXX") requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees ("ULSGs"). In addition, NAIC Actuarial Guideline 38 ("Guideline AXXX") clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. The Company manages the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to the Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The agreement between the Company and AGC Life also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $73 million, $66 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreement.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"). The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million, $4 million and $3 million, respectively, representing the risk charge associated with the coinsurance agreement.

10. DEBT

The following table lists the Company's total debt outstanding at December 31, 2013 and 2012. The interest rates presented in the following table are the range of contractual rates in effect at year end, including fixed and variable-rates:


                                               Range of                             Balance at           Balance at
                                               Interest                           December 31,           December 31,
Year Ended December 31, 2013                    Rate(s)       Maturity Date(s)        2013                   2012
                                           ----------------   ---------------  ------------------    ------------------
                                                                                            (in millions)
Notes Payable, Affiliates:
     Notes payable of consolidated VIEs      7.00% - 7.60%         2027        $               26    $              142
     Notes payable of consolidated VIEs,
       at fair value                         3.06% - 3.26%         2060                       211                    --
     Debt of consolidated investments        0.00% - 5.77%       various                       23                    --
                                                                               ------------------    ------------------
  Total Notes Payable, Affiliates                                                             260                   142
Notes Payable, Third Party:
     Notes payable of consolidated VIEs      1.33% - 7.00%       various                      346                    98
     FHLB borrowings                         0.50% - 0.54%         2015                        32                    60
                                                                               ------------------    ------------------
  Total Notes Payable, Third Party                                                            378                   158
                                                                               ------------------    ------------------
Total Notes Payable                                                            $              638    $              300
                                                                               ==================    ==================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including hedge accounting valuation adjustments and fair value adjustments, when applicable:

                                                                                     Year Ending
                                                         ----------------------------------------------------------------------
December 31, 2013                              Total       2014        2015        2016        2017        2018      Thereafter
                                             --------    --------    --------    --------    --------    --------    ----------
                                                                                (in millions)
Notes Payable, Affiliates:
    Notes payable of consolidated VIEs       $     26    $     --    $     --    $     --    $     --    $     --    $       26
    Notes payable of consolidated VIEs, at
      fair value                                  211          --          --          --          --          --           211
    Debt of consolidated investments               23          --          --          13          --          --            10
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Affiliates                  260          --          --          13          --          --           247
Notes Payable, Third Party:
    Notes payable of consolidated VIEs            346          --          --          --          --          --           346
    FHLB borrowings                                32          --          32          --          --          --            --
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Third Party:                378          --          32          --          --          --           346
                                             --------    --------    --------    --------    --------    --------    ----------
Total Notes Payable                          $    638    $     --    $     32    $     13    $     --    $     --    $      593
                                             ========    ========    ========    ========    ========    ========    ==========

Castle Trust Notes Payable

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable. As of December 31, 2013, the balance of the Castle 2 Trust notes was paid in full.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 for Castle 1 Trust. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

FHLB Borrowings

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time. On May 28, 2013, AGLA's outstanding FHLB of Cincinnati stock was redeemed. The carrying value of the Company's ownership in FHLB stock is reported on the consolidated balance sheets in other invested assets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Company              Domiciliary State       FHLB Bank
--------             -----------------       --------------------
AGL                  Texas                   FHLB - Dallas
WNL                  Texas                   FHLB - Dallas
SALIC                Arizona                 FHLB - San Francisco

At December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $67 million and $372 million, respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2028. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                                                   (in millions)
2014                                                               $          24
2015                                                                          23
2016                                                                          20
2017                                                                          15
2018                                                                          10
Thereafter                                                                    34
                                                                   -------------
Total                                                              $         126
                                                                   =============

Rent expense was $32 million, $33 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases. At December 31, 2013, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2013, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                                                   (in millions)
2014                                                             $           103
2015                                                                          77
2016                                                                          49
2017                                                                          33
2018                                                                          18
Thereafter                                                                    15
                                                                 ---------------
Total                                                            $           295
                                                                 ===============

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $526 million and $595 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $504 million are currently expected to expire by 2014, based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage Loan Commitments

The Company had $215 million in commitments relating to mortgage loans at December 31, 2013.

Other Commitments

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 15).

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2013.

CONTINGENT LIABILITIES

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, the Company believes it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on the Company's results of operations, cash flows and financial position.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $12 million and $17 million for these guaranty fund assessments at December 31, 2013, and 2012, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. TOTAL EQUITY

Capital contributions received by the Company were $368 million, $265 thousand and $16 million in 2013, 2012 and 2011, respectively.

The components of accumulated other comprehensive income are as follows:

                                                                 2013           2012             2011
                                                            ------------    ------------    ------------
                                                                             (in millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $      6,491    $     12,608    $      9,722
   Gross unrealized losses                                        (2,542)           (704)         (2,143)
Net unrealized gains on other invested assets                        897             925             655
Adjustments to DAC, VOBA and deferred sales inducements             (940)         (1,804)         (1,088)
Insurance loss recognition                                           (10)         (2,048)         (1,712)
Foreign currency translation adjustments                               3              12              16
Deferred federal and state income tax expense                     (1,168)         (3,096)         (1,913)
                                                            ------------    ------------    ------------
   Accumulated other comprehensive income                   $      2,731    $      5,893    $      3,537
                                                            ============    ============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                           Unrealized
                              gains
                           (losses) of
                              fixed                          Adjustment to
                            maturity                           deferred
                           investments                          policy
                               on                            acquisition
                              which        Unrealized           costs,
                           other-than        gains             value of
                            temporary       (losses)           business
                             credit          on all          acquired and                       Foreign
                           impairments       other              deferred      Insurance        currency
                              were          invested            sales            loss         translation
                              taken          assets          inducements      recognition      adjustment          Total
                          -------------    -------------   ---------------   -------------    -------------    -------------
                                                                    (in millions)
DECEMBER 31, 2013
Unrealized change
 arising during period     $        461    $      (6,597)   $         885    $       1,152    $          (9)   $      (4,108)
Less: Reclassification
 adjustments included
 in net income                       92            1,726               50             (886)              --              982
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 before income tax
 (expense) benefit                  369           (8,323)             835            2,038               (9)          (5,090)
Less: Income tax
 (expense) benefit                 (127)           3,058             (293)            (713)               3            1,928
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 net of income tax
 (expense) benefit        $         242    $      (5,265)   $         542    $       1,325    $          (6)   $      (3,162)
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2012
Unrealized change
 arising during period     $      1,682    $       1,787    $        (817)   $      (1,143)   $          (4)   $       1,505
Less: Reclassification
 adjustments included
 in net income                      230           (1,356)            (101)            (807)              --           (2,034)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
comprehensive income,
 before income tax
 (expense) benefit                1,452            3,143             (716)            (336)              (4)           3,539
Less: Income tax
 (expense) benefit                 (545)          (1,015)             257              119                1           (1,183)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         907    $       2,128    $        (459)   $        (217)   $          (3)   $       2,356
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2011
Unrealized change
 arising during period     $        616    $       3,082    $        (465)   $      (1,478)   $           3    $       1,758
Less: Reclassification
 adjustments included
 in net income                      291               (5)             (80)              --               --              206
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 before income tax
 (expense) benefit                  325            3,087             (385)          (1,478)               3            1,552
Less: Income tax
(expense) benefit                  (111)          (1,104)             134              519               (1)            (563)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         214    $       1,983    $        (251)   $        (959)   $           2    $         989
                          =============    =============    =============    =============    =============    =============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the consolidated statements of income:

                                                 Amount
                                              Reclassified
                                                   from
                                               Accumulated
                                                  Other
                                              Comprehensive
                                                 Income
                                             ----------------
                                                                  Affected Line Item in the Consolidated
                                                   2013                    Statements of Income
                                             ----------------    ----------------------------------------
                                               (in millions)
Unrealized gains (losses) of fixed
 maturity investments on which other-than
 temporary credit impairments were taken      $          92     Net realized capital gains (losses)
Unrealized gains (losses) on all other
 invested assets                                      1,726     Net realized capital gains (losses)
Adjustment to deferred policy                                   Amortization of deferred policy
 acquisition costs and deferred sales                           acquisition costs and deferred sales
 inducements                                             50     inducements
Insurance loss recognition                             (886)    Policyholder benefits
                                             --------------
Total reclassifications for the period       $          982
                                             ==============

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2014 without prior approval of the TDI is $3.9 billion.

In 2013 and 2012, the Company paid dividends totaling $2.6 billion and $1.9 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

Statutory net income and capital and surplus of AGL were as follows:

At year ended, December 31,                                   2013              2012              2011
--------------------------------------------------------   -------------    -------------    -------------
                                                                         (in millions)
Statutory net income                                       $       3,431    $       3,641    $         924
At December 31:
Statutory capital and surplus                                     12,656           11,515
Aggregate minimum required statutory capital and surplus           2,624            2,636

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                               2013            2012             2011
                           ------------    ------------    ------------
                                           (in millions)
Current                    $         95    $        (21)    $      (345)
Deferred                           (543)           (601)           (368)
                           ------------    ------------    ------------
Total income tax benefit   $       (448)   $       (622)   $       (713)
                           ============    ============    ============

The U.S. statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual income tax expense (benefit) differs from the statutory U.S. federal amount computed by applying the federal income tax rate for the years ended December 31, due to the following:

                                                         2013             2012             2011
                                                      ------------    ------------    ------------
                                                                      (in millions)
U.S. federal income tax (benefit) at statutory rate   $      1,573    $        845    $        464
Adjustments:
   Valuation allowance                                      (1,999)         (1,457)         (1,225)
   State income tax                                              8              (2)             91
   Dividends received deduction                                (23)            (24)            (27)
   Other                                                        (7)             16             (16)
                                                      ------------    ------------    ------------
Total income tax benefit                              $       (448)   $       (622)   $       (713)
                                                      ============    ============    ============

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                2013             2012
                                                                            -------------    -------------
                                                                                     (in millions)
Deferred tax assets:
    Excess capital losses and other tax carryovers                          $         569    $       3,604
    Basis differential of investments                                               3,014            1,085
    Policy reserves                                                                   577            1,758
    Other                                                                             235              271
                                                                            -------------    -------------
    Total deferred tax assets before valuation allowance                            4,395            6,718
    Valuation allowance                                                            (1,173)          (3,467)
                                                                            -------------    -------------
    Total deferred tax assets                                                       3,222            3,251
Deferred tax liabilities:
    Deferred policy acquisition costs                                              (1,507)          (2,074)
    Net unrealized gains on debt and equity securities available for sale          (1,365)          (3,081)
    State deferred tax liabilities                                                    (21)             (21)
    Capitalized EDP                                                                    (1)              (6)
                                                                            -------------    -------------
    Total deferred tax liabilities                                                 (2,894)          (5,182)
                                                                            -------------    -------------
Net deferred tax asset (liability)                                          $         328    $      (1,931)
                                                                            =============    =============

At December 31, 2013, the Company had no net operating losses carryforwards. At December 31, 2013, the Company had the following foreign tax credit carryovers:

                                                Amount           Year expired
                                           -----------------   -----------------
                                             (in millions)
2005                                       $              1          2015
2006                                                      6          2016
2007                                                      1          2017
2008                                                      2          2018
2009                                                      3          2019
2010                                                      9          2020
2011                                                      7          2021
2012                                                      7          2022
2013                                                      7          2023
                                           ----------------
Total                                      $             43
                                           ================

At December 31, 2013, the Company had the following capital loss carryforwards:

                                                Amount           Year expired
                                           ----------------    -----------------
                                            (in millions)
2009                                       $            885          2014
                                           ================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013, the Company had the following general business credit carryforwards:

                                                Amount           Year expired
                                           -----------------   -----------------
                                            (in millions)
2005                                       $             18          2025
2006                                                      7          2026
2007                                                     90          2027
2008                                                     15          2028
2009                                                     27          2029
2010                                                     38          2030
2011                                                      7          2031
2012                                                      7          2032
2013                                                      8          2033
                                           ----------------
                                           $            217
                                           ================

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

     o the nature, frequency and severity of cumulative financial reporting losses in recent years;

     o the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

     o the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

     o prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration. Therefore, for the year ended December 31, 2013, the Company released $2,294 million of its deferred tax asset valuation associated with the capital loss carryforwards, of which $1,999 million was allocated to income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may result in a reduction in projected taxable gains and reestablishment of a valuation allowance.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                  December 31,
                                                         ----------------------------
                                                             2013            2012
                                                         ------------    ------------
                                                                 (in millions)
Gross unrecognized tax benefits at beginning of period   $         85    $         65
  Increases in tax positions for prior years                        7              20
  Decreases in tax positions for prior years                        0             --
                                                         ------------    ------------
Gross unrecognized tax benefits at end of period         $         92    $         85
                                                         ============    ============

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

As of December 31, 2013 and 2012, the Company's unrecognized tax benefits, excluding interest and penalties, were $68 million and $67 million, respectively. As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $27 million and $11 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued $16 million and $18 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2013, 2012 and 2011, the Company recognized an expense of $6 million, $11 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2013 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the United States Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governors of the Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services Effective January 1, 2013, the Company became the service provider for additional affiliated companies. The Company paid approximately $297 million, $198 million and $278 million for such services in 2013, 2012 and 2011, respectively. Accounts payable for such services were $190 million and $172 million at December 31, 2013 and 2012, respectively. The Company rents facilities and provides services on an allocated cost basis to various affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $805 million, $282 million and $151 million for such services and rent in 2013, 2012 and 2011, respectively. Accounts receivable for rent and services were $91 million and $226 million at December 31, 2013 and 2012, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $50 million, $39 million and $36 million for the years ended December 31, 2013, 2012 and 2011, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 7 percent, 8 percent and 10 percent of premiums received in 2013, 2012 and 2011, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 16 percent and 14 percent of sales in 2013, 2012 and 2011, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $4 million, $3 million and $2 million in 2013, 2012 and 2011, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $17 million, $15 million and $14 million in 2013, 2012 and 2011, respectively, and are net of certain administrative costs incurred by VALIC of $5 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which were redeemed in full in 2013. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust recognized impairment losses of $5 million, $4 million and $86 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Castle 2 Trust recognized impairment losses of $8 million, $9 million and $87 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million on the Note during 2011.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH") (formerly known as SunAmerica Financial Group, Inc.), which matured on September 15, 2011. The Company recognized interest income of $22 million on the Note during 2011. Upon maturity, the Company reinvested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by AIGLH. Principal payments of $100 million were received on June 29, 2012 and September 30, 2013, reducing the outstanding balance of the inter-company note receivable to $100 million as of September 30, 2013. The Company recognized interest income of $10 million, $16 million and $5 million on the Note during 2013, 2012 and 2011, respectively.

Selkirk

During 2013, the Company transferred a portfolio of its commercial mortgage loans ("CML Portfolio") to a newly formed special purpose entity, Selkirk No. 1 Investments ("SPV1"). The transaction involved the securitization of the transferred loans with the Company retaining a significant (75%) beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in loan-backed and structured securities ("Senior Investment Grade Notes") issued by another newly formed special purpose entity, Selkirk 2013-1 ("SPV2"), an equity interest in SPV1 ("SPV1 Equity Interest") and $230.0 million of cash proceeds from the most senior tranche of securitized notes issued by another SPV, Selkirk No. 1 Limited, to third party investors. The consideration received had an aggregate fair value of approximately $973.4 million. AIG Investments services the CML Portfolio on behalf of SPV1.

The Company determined that it either controlled or was the primary beneficiary of all SPVs in the securitization structure and therefore consolidates all of these SPVs. See Note 6 for additional disclosures related to VIEs. The Senior Investment Grade Notes and the SPVI Equity Interest held by the Company are eliminated in consolidation, while the securitized commercial mortgage loans remain on the Company's consolidated balance sheet. On a consolidated basis, the net change in the Company's balance sheet consisted of additional assets in the form of cash consideration received that was subsequently invested and the liabilities for notes payable to third party investors.

Lighthouse VI

During 2013, the Company, along with VALIC, (collectively, the "Insurers") executed three transactions in which a portfolio of securities ("Transferred Portfolios") was, in each transaction, transferred into a newly established Common Trust Fund ("CTF") in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's representative security account. In each transaction, a portion of the Company's securities ("Exchange Assets") were transferred into the representative security account of VALIC in exchange for other VALIC securities. Only the transfers of the Exchange Assets

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

between the Insurers qualify for derecognition treatment under ASC 860, "Transfers and Servicing," and thus were the only assets derecognized in the transfer of the Transferred Portfolios into the CTFs. The securities received by the Company for the transfers of the Exchange Assets were initially recognized at fair value and will subsequently be carried at accreted value, based on cash flow projections. The Company transferred securities with an aggregate fair value of $7.7 billion into the CTFs for all three transactions and recognized a gain of $250 million on the transfer of the Exchange Assets. AIG Investments manages the portfolio of assets included in the CTFs.

Ambrose Transactions

During 2013, the Company acquired certain financial assets from AIG and subsequently entered into three related securitization transactions with certain affiliates and a third party to enhance its statutory risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG in each transaction consisted of a structured security backed by a portfolio of structured securities ("Repack Note") and were exchanged for an intraday Demand Note which was subsequently extinguished. In each securitization transaction, the Company transferred a portfolio of its high grade corporate securities and the Repack Note to newly formed special purpose entities; Ambrose 2, Ambrose 3 and Ambrose 5, respectively. As consideration for the transferred securities, the Company received beneficial interests in three tranches of structured securities (Class A1, B and X) issued by each Ambrose entity. The Class A1 and B Notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. The Class X notes were subsequently transferred on the same day to AIG in exchange for cancellation of the Demand Note, described above, which resulted in capital contributions to the Company of $92 million, $121 million and $134 million related to Ambrose 2, Ambrose 3 and Ambrose 5, respectively. Each Ambrose entity also issued a tranche of Class A2 notes to third party investors.

The Ambrose entities each received a capital commitment of up to $300 million each for Ambrose 2 and Ambrose 3, and $400 million for Ambrose 5, from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to the respective Ambrose entity upon demand. AIG indirectly bears the first loss position in each transaction through its ownership of the Class X notes and the capital commitment. AIG Investments manages the portfolio of assets on behalf of each Ambrose entity.

Each Ambrose entity is a VIE and the Company consolidates these three Ambrose entities. See Note 6 for additional disclosures related to VIEs. The Class A1 and Class B structured securities held by the Company are eliminated in consolidation. The Class X notes and the Class A2 notes held by AIG and a third party, respectively, are classified as notes payable. The Ambrose entities elected the fair value option for their Class X notes. On a consolidated basis, the Ambrose transactions resulted in an increase in the Company's assets (Repack Note and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Details of each transaction are as follows:

                                                                     Ambrose 2          Ambrose 3         Ambrose 5
                                                                 -----------------   ---------------    -------------
                                                                                     (in millions)
Date of transaction                                              February 6, 2013    April 10, 2013     July 25, 2013
Combined carrying value of transferred securities and
 Repack Note                                                     $          1,985    $        2,117     $       2,618
Fair value of Class A1 and Class B notes received                           1,933             2,069             2,413
Fair value of Class X notes received                                           67                58                83

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Capital Maintenance Agreement

In March 2011, AIG entered into a Capital Maintenance Agreements ("CMAs") with the Company and certain of its insurance company affiliates. Among other things, the CMA provides that AIG will maintain the total adjusted capital of the Company at or above a specified minimum percentage of the Company's projected Company Action Level RBC. The Company and AIG amended and restated the CMA effective as of February 18, 2014, to recharacterize it as a capital surplus agreement and remove the Company's dividend payment requirement. As structured, the CMA contemplates that the specified minimum percentage would be reviewed and agreed upon at least annually. AIG has not made any capital contributions to the Company under the CMA. As of December 31, 2013, the specified minimum RBC percentage was 385 percent.

Financing Agreements

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 or 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 and 2012.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. There was no outstanding balance under this agreement at December 31, 2013 or 2012.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPA"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.4 billion and $1.2 billion at December 31, 2013 and 2012, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $1.32 billion dividend to AGC Life on March 28, 2014.

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY
                                AN AIG COMPANY

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       as of December 31, 2013 and 2012
             for the years ended December 31, 2013, 2012 and 2011

                                 [LOGO OF AIG]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

 As of December 31, 2013, 2012 and for the Years Ended December 31, 2013, 2012
                                   and 2011

                               TABLE OF CONTENTS

          Independent Auditor's Report                                      1

          Statements of Admitted Assets                                     3

          Statements of Liabilities, Capital and Surplus                    4

          Statements of Operations and Changes in Capital and Surplus       5

          Statements of Cash Flows                                          6

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                               7

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    19

 Note 3   Investments                                                       21

 Note 4   Fair Value of Financial Instruments                               28

 Note 5   Reserves for Loss and Loss Adjustment Expenses                    29

 Note 6   Related Party Transactions                                        32

 Note 7   Reinsurance                                                       40

 Note 8   Deposit Assets and Liabilities                                    43

 Note 9   Federal and Foreign Income Taxes                                  44

 Note 10  Capital and Surplus and Dividend Restrictions                     50

 Note 11  Contingencies                                                     51

 Note 12  Other Significant Matters                                         55

 Note 13  Subsequent Events                                                 57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of American Home Assurance Company

We have audited the accompanying statutory financial statements of American Home Assurance Company (the "Company"), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years ended
December 31, 2013.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Matters
As discussed in Notes 1, 5 and 6 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 28, 2014

--------------------------------------------------------------------------------

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                         STATEMENTS OF ADMITTED ASSETS

-------------------------------------------------------------------------------
                                                      DECEMBER 31, DECEMBER 31,
                                                          2013         2012
-------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
     2013 - $17,496,763; 2012 - $18,325,355)          $16,780,357  $17,011,221
   Common stocks, at fair value adjusted for
     nonadmitted assets
(cost: 2013 - $126,081; 2012 - $61,305)                   122,839       83,185
   Other invested assets (cost: 2013 - $1,642,346;
     2012 - $1,221,922)                                 1,993,925    1,483,452
   Mortgage loans                                         536,056       60,167
   Derivatives                                             13,978        4,497
   Short-term investments, at amortized cost
     (approximates fair value)                            308,868    1,075,189
   Cash and cash equivalents                              185,319       59,125
   Receivable for securities sold and other                 9,116          513
-------------------------------------------------------------------------------
TOTAL CASH AND INVESTED ASSETS                        $19,950,458  $19,777,349

Investment income due and accrued                     $   168,495  $   181,068
Agents' balances or uncollected premiums:
   Premiums in course of collection                       770,420      839,516
   Premiums and installments booked but deferred and
     not yet due                                          301,572      287,646
   Accrued retrospective premiums                         938,213    1,118,007
Amounts billed and receivable from high deductible
  policies                                                 90,030       57,578
Reinsurance recoverable on loss payments                  443,153      444,027
Funds held by or deposited with reinsurers                184,412       75,742
Net deferred tax assets                                   639,865      783,175
Equities in underwriting pools and associations           138,321      255,640
Receivables from parent, subsidiaries and affiliates       17,586      203,974
Other admitted assets                                     149,983      115,363
Allowance provision                                     (121,029)    (164,611)
-------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                 $23,671,479  $23,974,474
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3     STATEMENTS OF ADMITTED ASSETS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

----------------------------------------------------------------------------
                                                   DECEMBER 31, DECEMBER 31,
                                                       2013         2012
----------------------------------------------------------------------------
LIABILITIES
Reserves for losses and loss adjustment expenses   $12,445,415  $12,300,489
Unearned premium reserves                            3,062,890    2,654,419
Commissions, premium taxes, and other expenses
payable                                                330,831      273,150
Reinsurance payable on paid loss and loss
adjustment expenses                                    316,486      282,684
Current federal taxes payable to parent                  2,818        4,311
Funds held by company under reinsurance treaties     1,080,691    1,232,398
Provision for reinsurance                               57,751       49,111
Ceded reinsurance premiums payable, net of ceding
commissions                                            443,051      510,362
Collateral deposit liability                           414,290      376,977
Payable for securities purchased                        13,163          489
Payable to parent, subsidiaries and affiliates          16,642      111,709
Derivatives                                             20,781        2,309
Other liabilities                                      374,983      171,723
----------------------------------------------------------------------------
TOTAL LIABILITIES                                  $18,579,792  $17,970,131
----------------------------------------------------------------------------
CAPITAL AND SURPLUS
Common capital stock, $11.51 par value, 1,758,158
shares authorized, 1,695,054 shares issued and
outstanding                                        $    19,504  $    19,504
Capital in excess of par value                       4,048,510    4,048,510
Unassigned surplus                                   1,022,075    1,935,124
Special surplus funds from retroactive reinsurance       1,598        1,205
----------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                        $ 5,091,687  $ 6,004,343
----------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS             $23,671,479  $23,974,474
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4 STATEMENTS OF LIABILITIES CAPITAL and SURPLUS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

------------------------------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                                          ------------------------------------
                                              2013        2012        2011
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Underwriting income:
PREMIUMS EARNED                           $  5,426,625 $5,357,689 $  5,682,158
Underwriting deductions:
  Losses incurred                            3,156,380  3,633,608    3,932,805
  Loss adjustment expenses incurred            644,056    625,094      611,264
  Other underwriting expenses incurred       2,156,743  1,765,943    1,668,713
------------------------------------------------------------------------------
TOTAL UNDERWRITING DEDUCTIONS                5,957,179  6,024,645    6,212,782
------------------------------------------------------------------------------
Loss portfolio transfer:
  Premiums from affiliated loss
  portfolio transfer (Note 5)                        -   (40,241)  (1,933,829)
  Losses recognized from affiliated
  loss portfolio transfer (Note 5)                   -     40,241    1,933,829
------------------------------------------------------------------------------
TOTAL LOSS PORTFOLIO TRANSFER                        -          -            -
------------------------------------------------------------------------------
NET UNDERWRITING LOSS                        (530,554)  (666,956)    (530,624)
------------------------------------------------------------------------------
Investment gain:
Net investment income earned                   896,309    911,306      800,175
Net realized capital gains (net of
capital gains tax: 2013 - $37,062; 2012
- $48,295; 2011 - $90,032)                     344,178     56,339      166,901
------------------------------------------------------------------------------
NET INVESTMENT INCOME EARNED                 1,240,487    967,645      967,076
------------------------------------------------------------------------------
  Net loss from agents' or premium
  balances charged-off                        (24,262)   (57,047)     (16,296)
  Other (expense) income                       (8,825)     10,700     (29,775)
------------------------------------------------------------------------------
INCOME AFTER CAPITAL GAINS TAXES AND
BEFORE FEDERAL INCOME TAXES                    676,846    254,342      390,381
------------------------------------------------------------------------------
FEDERAL AND FOREIGN INCOME TAX BENEFIT        (26,144)   (31,163)    (104,195)
------------------------------------------------------------------------------
NET INCOME                                $    702,990 $  285,505 $    494,576
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of December 31,
previous year                             $  6,004,343 $5,667,303 $  6,673,099
  Adjustment to beginning surplus
  (Note 2)                                    (94,261)   (29,278)       26,048
Capital and surplus, as of January 1,        5,910,082  5,638,025    6,699,147
Net income                                     702,990    285,505      494,576
Change in net unrealized capital
(losses) gains (net of capital gains
tax (benefit) expense: 2013 -
$(30,923); 2012 - $21,950; 2011 -
$(3,008))                                    (172,094)   (40,778)       44,397
Change in net deferred income tax             (27,917)   (22,439)      659,647
Change in non-admitted assets                (210,064)    208,727    (926,257)
Change in provision for reinsurance            (8,640)     29,414       20,918
Capital contribution                                 -  (645,750)       67,381
Quasi-reorganization                                 -  1,000,000            -
Return of capital                                    -          -  (1,414,078)
Change in par value of common stock                  -          -      (5,922)
Dividends to stockholder                   (1,214,959)  (522,716)    (137,458)
Foreign exchange translation                   113,151     74,961     (21,541)
Change in deferred tax asset
admissibility                                        -          -      189,739
Other surplus adjustments                        (862)      (606)      (3,246)
------------------------------------------------------------------------------
TOTAL CHANGES IN CAPITAL AND SURPLUS         (818,395)    366,318  (1,031,844)
------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,   $  5,091,687 $6,004,343 $  5,667,303
------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------
                                               YEARS ENDED DECEMBER 31,
                                          ----------------------------------
                                             2013       2012        2011
----------------------------------------------------------------------------
CASH FROM OPERATIONS
  Premiums collected, net of reinsurance  $5,894,743 $5,313,202 $  5,378,755
  Net investment income                      782,466    809,251      779,881
  Miscellaneous (expense)                   (75,119)    (6,214)     (86,211)
                                          ----------------------------------
   SUB-TOTAL                              $6,602,090 $6,116,239 $  6,072,425
  Benefit and loss related payments        3,564,863  3,593,294  3,912,580
  Payment to affiliate for loss
   portfolio transfer                      -          -          783,818
  Commission and other expense paid        2,706,806  2,502,676  2,363,413
  Federal and foreign income taxes paid    6,848      1,012      28,206
----------------------------------------------------------------------------
  NET CASH PROVIDED FROM (USED IN)
   OPERATIONS                             $  323,573 $   19,257 $(1,015,592)
----------------------------------------------------------------------------
CASH FROM INVESTMENTS
PROCEEDS FROM INVESTMENTS SOLD,
  MATURED, OR REPAID:
  Bonds                                    4,490,034  4,505,552    4,992,080
  Stocks                                       4,875      2,833      545,819
  Mortgage loans                               1,447        149            -
  Other                                      196,798    243,676      392,513
----------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD,
   MATURED, OR REPAID                     $4,693,154 $4,752,210 $  5,930,412
----------------------------------------------------------------------------
COST OF INVESTMENTS ACQUIRED:
  Bonds                                    4,170,608  3,659,690    7,448,761
  Stocks                                      39,032      2,736        9,769
  Mortgage loans                             464,025     59,296            -
  Other                                      641,962    278,203      250,178
----------------------------------------------------------------------------
  TOTAL COST OF INVESTMENTS ACQUIRED      $5,315,627 $3,999,925 $  7,708,708
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   INVESTING ACTIVITIES                   $(622,473) $  752,285 $(1,778,296)
----------------------------------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS
  SOURCES
  Capital contributions                            -    300,000    1,942,747
  Return of capital                                -          -  (1,414,078)
  Change in par value of common stock              -          -      (5,922)
  Dividends to stockholder                 (820,000)  (455,589)    (110,000)
  Intercompany receivable and payable,
   net                                        91,276  (164,090)     (77,372)
  Net deposit on deposit-type contracts
   and other insurance                      (23,833)    (1,683)      (1,723)
  Equities in underwriting pools and
   associations                              476,434     54,713      356,715
  Collateral deposit liability                37,313     77,021     (40,411)
  OTHER                                    (102,417)    105,869     (30,447)
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   FINANCING AND MISCELLANEOUS
   ACTIVITIES                              (341,227)   (83,759)      619,509
----------------------------------------------------------------------------
Net change in cash and short-term
  investments                              (640,127)    687,783  (2,174,379)
  CASH AND SHORT-TERM INVESTMENTS:
----------------------------------------------------------------------------
  BEGINNING OF YEAR                       $1,134,314 $  446,531 $  2,620,910
----------------------------------------------------------------------------
  END OF YEAR                             $  494,187 $1,134,314 $    446,531
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6   STATEMENTS OF CASHFLOW - for years ending December 31, 2013, 2012 and
    2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
--------------------------------------------------------------------------------

A. BASIS OF ORGANIZATION AND PRESENTATION
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (f/k/a Chartis U.S. Inc.), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is
American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (Casualty, Property, Specialty and Financial Liability) and consumer (Accident & Health and Personal) lines both domestically and abroad. In 2012, these operations were rebranded as AIG Property Casualty. During 2013, certain affiliated insurance entities including, Chartis Property Casualty Company, Chartis Specialty Insurance Company and Chartis Casualty Company were renamed as AIG Property Casualty Company, AIG Specialty Insurance Company and AIG Assurance Company, respectively.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents and Third party administrators who place direct written premium representing more than 5.0 percent of surplus with the Company for the years ending December 31, 2013 and 2012.

The Company also has significant transactions with affiliates, as described in
Note 6. The Company is diversified in terms of classes of business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

-------------------------------------------------------------------------------
STATE                                              2013      2012       2011
-------------------------------------------------------------------------------
Florida                                          $ 49,869 $   36,719 $   26,356
New York                                           15,068     41,487     28,265
Foreign - Japan                                   785,232  1,022,151  1,063,247

As of December 31, 2013, 2012 and 2011 the Company is party to an inter-company pooling agreement (the Admitted Pooling Agreement), among the nine companies listed below, collectively named the National Union Admitted Lines Pool Companies (the Admitted Pool). The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                          POOL
                                                                               NAIC   PARTICIPATION   STATE OF
COMPANY                                                                       CO CODE  PERCENTAGE     DOMICILE
----------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union) *    19445       38%      Pennsylvania
The Company                                                                    19380       36%        New York
Commerce and Industry Insurance Company (C&I)                                  19410       11%        New York
AIG Property Casualty Company (APCC) (fka Chartis Property Casualty Company)   19402        5%      Pennsylvania
New Hampshire Insurance Company (New Hampshire)                                23841        5%      Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)                      19429        5%      Pennsylvania
AIG Assurance Company (Assurance) (fka Chartis Casualty Company)               40258        0%      Pennsylvania
Granite State Insurance Company (Granite)                                      23809        0%      Pennsylvania
Illinois National Insurance Co. (Illinois National)                            23817        0%        Illinois
* Lead Company

Refer to Note 6 for additional information on the Admitted Pool. Additionally, see Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective
January 1, 2014.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. See Note 6D for further details.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The accompanying financial statements include the Company's U.S. operation, the operations of its Japan and Argentina branches, and its participation in the AIG International Overseas Association (the Association or AIOA), as described in Note 6. The business of American Home Japan and Argentina Branch is reported within the results of American Home and are not allocated to the remaining members of the Admitted Pool.

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of American Home have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (NY DFS) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the New York State Department of Financial Services. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

NY SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including, the prescribed practice of allowing the discounting of non-tabular workers' compensation known case loss reserves (under NAIC SAP, this is not permitted) and NY SAP Regulation 20 (Regulation 20) which allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

In 2012, the Company received a permitted practice to effect a quasi-reorganization. This change had no effect on net income or surplus. Refer to Note 10 for further information.

In 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred to the Company by novation as negative paid losses rather than as premiums written and earned. This permitted practice was sought in relation to the withdrawal of a foreign affiliate from the Association, as more fully described in Note 6. The classification change has no effect on net income or surplus.

The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2013, 2012 and 2011 reporting periods.

   A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

---------------------------------------------------------------------------------------------------
                                                                   2013        2012        2011
---------------------------------------------------------------------------------------------------
NET INCOME
 American Home state basis                                      $  702,990  $  285,505  $  494,576
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Change in non-tabular discounting                                31,634     (70,542)     60,114
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
   NAIC SAP                                                     $  734,624  $  214,963  $  554,690
---------------------------------------------------------------------------------------------------
SURPLUS
 American Home state basis                                      $5,091,687  $6,004,343  $5,667,303
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Non-tabular discounting                                        (423,418)   (455,052)   (384,510)
   Credits for reinsurance                                         (27,834)   (118,047)    (94,824)
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
 NAIC SAP                                                       $4,640,435  $5,431,244  $5,187,969
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that the Company believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   The reserve for Losses and Loss Adjustment Expenses (LAE) including estimates and recoverability of the related reinsurance assets;
..   Legal contingencies;
..   Other than temporary impairment losses on investments; and
..   Fair value of certain financial assets, impacting those investments measured at fair value in the statement of admitted assets and liabilities, as well as unrealized gains (losses) included in capital and surplus.
..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, it is reasonably possible that in the near term the actual experience will differ from the assumptions used and the Company's statutory financial condition, results of operations and cash flows could be materiality affected.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (US GAAP). NAIC SAP and NY SAP vary in certain respects from US GAAP as set out below:

--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
POLICY ACQUISITION COSTS       Costs are immediately expensed and are        Costs directly related to the successful
Principally brokerage          included in Other Underwriting Expenses,      acquisition of new or renewal insurance
commissions and premium taxes  except for reinsurance ceding commissions     contracts are deferred and amortized over
arising from the issuance of   received in excess of the cost to acquire     the term of the related insurance coverage.
insurance contracts.           business which are recognized as a deferred
                               liability and amortized over the period of
                               the reinsurance agreement.
--------------------------------------------------------------------------------------------------------------------------
UNEARNED PREMIUMS, UNPAID      Presented net of reinsurance recoverable.     Presented gross of reinsurance with
LOSSES AND LOSS EXPENSE                                                      corresponding reinsurance recoverable assets
LIABILITIES                                                                  for prepaid reinsurance and reinsurance
                                                                             recoverable on unpaid losses, respectively.
--------------------------------------------------------------------------------------------------------------------------
RETROACTIVE REINSURANCE        Gains and losses are recognized in earnings   Gains are deferred and amortized over the
CONTRACTS                      and surplus is segregated to the extent       settlement period of the ceded claim
                               gains are recognized. Certain retroactive     recoveries. Losses are immediately
                               intercompany reinsurance contracts are        recognized in the Statements of Operations
                               accounted for as prospective reinsurance if   and Changes in Capital and Surplus.
                               there is no gain in surplus as a result of
                               the transaction
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN BONDS HELD AS   Investment grade securities (rated by NAIC    All available for sale investments are
AVAILABLE FOR SALE             as class 1 or 2) are carried at amortized     carried at fair value with unrealized gains
                               cost. Non- investment grade securities (NAIC  and losses, net of applicable taxes,
                               rated 3 to 6) are carried at the lower of     reported in accumulated other comprehensive
                               amortized cost and fair value.                income within shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN EQUITY          Carried at fair value with unrealized gains   Same treatment as available for sale
SECURITIES CLASSIFIED AS:      and losses reported, net of applicable        investments.
1) held for trading            taxes, in the Statement of Changes in
                               Capital and Surplus.
2) available for sale
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN LIMITED         Carried at the underlying US GAAP equity      If aggregate interests allow the holding
PARTNERSHIPS, HEDGE FUNDS AND  with results from the investment's            entity to exercise more than minor influence
PRIVATE EQUITY INTERESTS       operations recorded, net of applicable        (typically more than 3%), the investment is
                               taxes, as unrealized gains or losses          carried at equity value with changes in
                               directly in the Statements of Changes in      value recorded to net investment income.
                               Capital and Surplus.
                                                                             Where the aggregate interest allow the
                                                                             entity to exercise only minor influence
                                                                             (typically less than 3%), the investment is
                                                                             recorded at equity value with changes in
                                                                             value recorded, net of tax, as a component
                                                                             of accumulated other comprehensive income in
                                                                             shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SUBSIDIARY,     Subsidiaries are not consolidated.            Consolidation is required when there is a
CONTROLLED AND AFFILIATED                                                    determination that the affiliated entity is
ENTITIES (SCAS)                The equity investment in SCAs are accounted   a variable interest entity (VIE) and the
                               for under the equity method and recorded as   holding entity is the primary beneficiary of
                               Common stock investments. Dividends are       the activities of the VIE.
                               recorded within Net Investment Income.
                                                                             Investments in SCAs with greater than 50
                                                                             percent ownership of voting rights are
                                                                             generally consolidated.

                                                                             Investments in SCAs where the company
                                                                             exercises significant influence (generally
                                                                             ownership of voting interests between 20
                                                                             percent and 50 percent) are recorded at
                                                                             equity value. The change in equity is
                                                                             included within operating income.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED SETTLEMENTS         Structured settlement annuities where the     For structured settlements in which the
                               claimant is the payee are treated as          reporting entity has not been legally
                               completed transactions (thereby allowing for  released from its obligation with the
                               immediate gain recognition), regardless of    claimant (i.e. the reporting entity remains
                               whether the reporting entity is the owner of  the primary obligor), resulting gains are
                               the annuity.                                  deferred and amounts expected to be
                                                                             recovered from such annuities are recorded
                                                                             as assets.
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS        Statutory statement of cash flows presents    The statement of cash flows is limited to
                               changes in cash and short-term investments    the presentation of changes in cash and cash
                               and certain sources of cash are excluded      equivalents (short-term investments are
                               from operational cash flows. Certain          excluded). All non-cash items are eliminated
                               non-cash items are required to be included    from the presentation of cash flows.
                               in the statement of cash flows and disclosed
                               to the extent material.
--------------------------------------------------------------------------------------------------------------------------
DEFERRED FEDERAL INCOME TAX    Deferred income taxes are established for     The provision for deferred income taxes is
                               the temporary differences between tax and     recorded as a component of income tax
                               book assets and liabilities, subject to       expense, as a component of the Statement of
                               limitations on admissibility of tax assets.   Operations, except for changes associated
                               Changes in deferred income taxes are          with items that are included within other
                               recorded within capital and surplus and have  comprehensive income where such items are
                               no impact on the statement of operations.     recorded net of applicable income taxes.
--------------------------------------------------------------------------------------------------------------------------
STATUTORY ADJUSTMENTS          Certain asset balances are designated as      All assets and liabilities are included in
(applied to certain assets     non-admitted, and are excluded from the       the financial statements. Provisions for
including Goodwill, furniture  Statutory Statement of Assets and are         uncollectible receivables are established as
and equipment, deferred taxes  reflected as deductions from capital and      valuation allowances and are recognized as
in excess of limitations,      surplus.                                      expense within the Statement of Operations.
prepaid expenses, overdue
receivable balances and        A provision for reinsurance is established
unsecured reinsurance amounts) for unsecured reinsurance amounts recoverable from unauthorized and certain
                               authorized reinsurers with a corresponding
                               reduction to unassigned surplus.
--------------------------------------------------------------------------------------------------------------------------

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------
Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a daily pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a daily pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned immediately along with the associated loss and LAE. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using the lowest estimate of percentage of completion of the contract under three separate prescribed calculations.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premium billed and outstanding for 90 days or more are non-admitted and deducted from unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated premium development and earned on a daily pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately fully earned. The Company records accrued retrospectively rated premiums as written premiums.

--------------------------------------------------------------------------------
  11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Gross Written Premium net of ceded written premium (Net written premiums) that were subject to retrospective rating features were as follows.

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                               2013     2012     2011
-------------------------------------------------------------------------------
  Net written premiums subject to retrospectively
   rated premiums                                    $114,240 $154,505 $350,717
  Percentage of total net written premiums               2.0%     3.0%     6.6%
-------------------------------------------------------------------------------

As of December 31, 2013 and 2012, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts amounted to $938,213 and $1,118,007, respectively, which will be billed for in future periods based primarily on the payment of loss and LAE. Ten percent of the amount of accrued retrospective premiums not offset by retrospective return premiums or other liabilities to the same party (other than loss and LAE reserves), or collateral have been non admitted.

-------------------------------------------------------------------------------
DECEMBER 31,                                                  2013      2012
-------------------------------------------------------------------------------
Total accrued retrospective premium                         $965,890 $1,156,079
Unsecured amount                                             211,983    251,036
Less: nonadmitted amount (10 percent)                         19,017     22,325
Less: nonadmitted for any person for whom agents'
      balances or uncollected premiums are nonadmitted         8,660     15,747
-------------------------------------------------------------------------------
Admitted amounts                                            $938,213 $1,118,007
-------------------------------------------------------------------------------

Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. The Company records the additional or return audit premium estimates as an adjustment to written premium, and earns these premiums immediately. When any accrued audit premium exceeds the amount of collateral held, a non-admitted asset of 10 percent of this excess amount is recorded.

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (or reserve credits). As of December 31, 2013 and 2012, the amount of reserve credit recorded for high deductibles on unpaid claims, and the amount billed and recoverable on paid claims and non-admitted balances were:

-------------------------------------------------------------------------------
                               HIGH DEDUCTIBLE RECOVERABLE ON PAID NON-ADMITTED
YEAR                           RESERVE CREDIT        CLAIMS          BALANCE
-------------------------------------------------------------------------------
2013                            $  4,270,652       $  114,716       $  24,686
2012                               4,156,910           81,137          23,559
-------------------------------------------------------------------------------

The Company establishes a non-admitted asset for 10 percent of paid losses recoverable, on high deductible policies in excess of collateral held on an individual insured basis, or for 100 percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

Deposit Accounting
--------------------------------------------------------------------------------
Direct insurance transactions whereby management of the Company determines there was insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

--------------------------------------------------------------------------------
  12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. The deposit asset is reported as admitted if (i) the assuming company is licensed, accredited or qualified by the NY DFS, or
(ii) the collateral (i.e. funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statement of Operations.

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. Refer to Note 2A for additional information. As of December 31, 2013, 2012 and 2011 the Company did not recognize any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves which occurred prior to the effective date of the transfer are recorded as retroactive reinsurance reserves and reported separately from Reserves for loss and loss adjustment expenses in the Statement of Liabilities, Capital and Surplus. Initial Gains or Losses are recorded in Other Income in the Statement of Operations with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are amortized into Unassigned surplus at when actual retroactive reinsurance recovered exceeds the consideration paid.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting expenses are charged as incurred and are included in Other Underwriting Expenses Incurred. The Company records a ceding commission liability equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. The liability is amortized over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The Company periodically reviews the recoverability of certain assets including insurance receivables and reduces amounts where management deems balances to be uncollectible. The company reviews certain factors in assessing the recoverability of these balances including: the age of the related amounts due or nature of the unpaid balance; historical recovery rates and any significant decline change to the credit standing of the counterparty.

Certain required statutory basis assets and ceded reserves, primarily the provision for reinsurance, are deducted from surplus and reflected as a liability in the provision for reinsurance of the Company.

In calculating the provision for reinsurance as of December 31, 2013 and 2012, management utilized collateral including letters of credit provided by its Ultimate Parent of $442,231 and $274,558, respectively. The use of this collateral was approved by the NY DFS.

The Company's provision for reinsurance has been reduced by $181,683 and $88,190 as of December 31, 2013 and 2012, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Company's asbestos related third party reinsurance recoverables.

Loss and Loss Adjustment Expenses
--------------------------------------------------------------------------------
The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, new established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy based upon the terms of the underlying reinsurance

--------------------------------------------------------------------------------
  13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses for environmental exposures, including toxic waste and asbestos-related illnesses.

Certain reserves are discounted using payout patterns and interest rates which the Company has determined are consistent with the expected payout pattern; see
Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Generally, structured settlements involve the purchase of an annuity by the Company to fund future claim obligations. In the event the life insurers providing the annuity on certain structured settlements are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2013, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions and the Company has not reduced its loss reserves for any annuities purchased where it is the owner and the payee. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of the Company becoming liable, and therefore incurring an incremental loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies are as follows:

---------------------------------------------------------------
 LOSS RESERVES ELIMINATED BY
          ANNUITIES               UNRECORDED LOSS CONTINGENCIES
---------------------------------------------------------------
$                   1,347,110     $                   1,347,110

As of December 31, 2013, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus with the following life insurers:

--------------------------------------------------------------------------------------------------------------
                                                                                   LICENSED IN
LIFE INSURANCE COMPANY AND LOCATION                              STATE OF DOMICILE  NEW YORK   STATEMENT VALUE
--------------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas             No        $106,429
American General Life Insurance Company of Delaware                  Delaware           No         304,596
The United State Life Insurance Company in the City of New York      New York          Yes         875,686

Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company uses valuation techniques in measuring fair values which are based on the maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace used to measure the fair values discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

--------------------------------------------------------------------------------
  14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:
..   The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (NAIC IAO).
..   The fair value of derivatives are valued using quoted prices in active markets and other market evidence whenever possible, including market-based updates to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.
..   The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Bonds with an NAIC designation (as obtained from the NAIC Capital Markets and Investment Analysis Office, NAIC IAO) of 1 or 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Premiums and discounts arising from the purchase of bonds are treated as yield adjustments over their estimated holding periods and are amortized using the a constant yield until maturity, or call date, if applicable.

Additionally, Loan Backed and Structured Securities that are unrated and non-modeled, for which the Company has not filed with the NAIC IAO within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

Loan-backed and structured securities are more likely to be prepaid than other fixed maturity securities. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting investment grade securities, while both non-investment grade securities and securities for which the collection of all contractual cash flows is not probable are accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level.

--------------------------------------------------------------------------------
  15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of P1 or P2, having characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an, NAIC rating of 3 through 6, are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses), or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined non-admitted amounts). The Company's share of undistributed earnings and losses of affiliates are reported in Unassigned funds (surplus) as Unrealized gains or (losses).

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains or (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value are recorded as Net Investment Income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due that do not have a valuation allowance are non-admitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment (OTTI)
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

Where there is the ability and intent to hold the security, an assessment of OTTI is performed. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment;
..   Fundamental credit risk of the issuer exist; and/or
..   Other qualitative/quantitative factors indicating an OTTI has occurred exist.

--------------------------------------------------------------------------------
  16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

Common and preferred stock investments whose fair value is less than their carrying value for a period greater than twelve months are considered impaired. For securities that Management intends to hold, the security must be analyzed. Factors include.

..   If management intends to sell a security that is a candidate for OTTI then an OTTI loss is considered to have occurred.
..   Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or
..   The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
..   There are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors that are periodically considered include:
..   An order of liquidation or other fundamental credit issues with the partnership exists;
..   Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
..   There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
..   Other qualitative/quantitative factors indicating an OTTI exist.

Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the Association (See Note 6) by recording it's participation in
..   net premium participation as direct premium,
..   the underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,
..   insurance and reinsurance balances in the Statements of Admitted Assets and
    Liabilities, Capital and Surplus; and
..   all other non-insurance assets and liabilities recorded as Equities in
    Underwriting Pools and Associations in the Statements of Admitted Assets and Liabilities, Capital and Surplus.

Foreign Currency Transactions
--------------------------------------------------------------------------------
Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign currency assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the balance sheet date with the related translation adjustments recorded as unrealized gains or losses within Unassigned Fund (Surplus) in the Statements of Capital and Surplus.
Gains or losses due to translating foreign operations to U.S. dollars are recorded as unrealized gains or losses. All other realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statement of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred the following employee related costs during 2013, 2012, and 2011:

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                  2013    2012    2011
-------------------------------------------------------------------------------
Defined benefit plans                                    $14,572 $ 9,915 $5,386
Defined contribution plans                                 7,066   7,246  4,002
Postretirement medical and life insurance plans              788     652    448
-------------------------------------------------------------------------------
TOTAL                                                    $22,426 $17,813 $9,836
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing (EDP) equipment, software and leasehold improvements are designated as non-admitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. The Company has not modified its capitalization policy from the prior year.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 9.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the Tax Sharing Agreement) with AIG, effective January 1, 2012 and approved by the Company's Board of Directors. This agreement provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis to the Company, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the tax sharing agreement, tax liabilities related to uncertain tax positions and tax authority audit adjustments shall remain with the Company with which the tax liabilities are currently recorded. Furthermore, when such tax liabilities are realized, the responsibility for any additional tax liability or rights to any refunds due remain with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.
Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:
..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
..   the sustainability of recent operating profitability of our subsidiaries;
..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,
..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

--------------------------------------------------------------------------------
  18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The adjusted deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. Changes in Accounting Principles
--------------------------------------------------------------------------------
2013 Changes
--------------------------------------------------------------------------------
In 2013, the Company adopted the following change in the Statements of Statutory Accounting Principles (SSAP):

Transfers and Servicing of Financial Assets: In March 2012, the NAIC issued SSAP No. 103 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This adopted guidance supersedes SSAP No. 91R Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and conforms to the US GAAP guidance on accounting for transfers of financial assets. The adoption of this SSAP, which was effective January 1, 2013, did not have any impact on the Company's financial statements.

2012 Changes
--------------------------------------------------------------------------------
In 2012, the Company adopted the following changes in accounting principles:

Income Taxes: In November, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There was no cumulative effect as a result of enacting this pronouncement.

Premium Deficiency Calculation: Starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists for short-duration insurance contracts. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it recognizes the timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retroactive application to all periods presented. There were no changes to the historical financial statements due to this change in accounting principle.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2013, 2012, and 2011 the Company identified corrections that resulted in after-tax statutory adjustments of ($94,261) and ($29,278), and $26,048 respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (SSAP 3), the corrections of errors have been reported in the 2013, 2012 and 2011 Annual Statements as adjustments to Unassigned funds (surplus). The impact of these corrections on Net Income as of January 1, 2013 was $40,655. The impact upon surplus, assets and liabilities as of January 1, 2013, 2012, and 2011 is as follows:

-------------------------------------------------------------------------------
                                POLICYHOLDERS' TOTAL ADMITTED
2013 ADJUSTMENTS                   SURPLUS         ASSETS     TOTAL LIABILITIES
-------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2012     $ 6,004,343    $23,974,474      $17,970,131
ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS:
   ASSET CORRECTIONS               (237,503)      (237,503)                -
   LIABILITY CORRECTIONS             154,162              -        (154,162)
   INCOME TAX CORRECTIONS           (10,920)       (10,920)                -
-------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS               (94,261)      (248,423)        (154,162)
-------------------------------------------------------------------------------
BALANCE AT JANUARY 1,2013 , AS
  ADJUSTED                       $ 5,910,082    $23,726,051      $17,815,969
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total assets is primarily the result of a) non admitting investment assets; b) a reduction in deductible recoverables relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by e) an increase in assets identified as deposits.

--------------------------------------------------------------------------------
  19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2012 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2011           $5,667,303    $23,901,312   $18,234,009
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes
    $5,068 of deemed capital
    contribution)                            4,232          4,232             -
   Liability corrections                  (26,436)              -        26,436
   Income tax corrections                  (7,074)        (7,074)             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                    (29,278)        (2,842)        26,436
 ------------------------------------------------------------------------------
 Balance at January 1, 2012, as
   adjusted                             $5,638,025    $23,898,470   $18,260,445
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) reconciling items relating to other assets and deposit programs partially offset by c) overstated allowance accounts; d) reduction of accrued recoverables related to self insured retention programs.

Liability corrections - The increase in total liabilities is primarily the result of corrections for: a) IBNR statutory to GAAP differences; b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by c) taxes, licenses and fees reserve for residual market plans and, d) deposit program liabilities.

Income tax corrections- The decrease in taxes is primarily the result of corrections for: a) current and deferred tax assets and liabilities; and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2011 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2010           $6,673,099    $26,416,595   $19,743,496
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes $897
    of deemed capital contribution)         47,679         47,679             -
   Liability corrections                  (23,911)              -        23,911
   Income tax corrections                    2,280          2,280             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                      26,048         49,959        23,911
 ------------------------------------------------------------------------------
 Balance at January 1, 2011, as
   adjusted                             $6,699,147    $26,466,554   $19,767,407
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations b) intangible asset; and c) miscellaneous reserves; partially offset by d) a miscellaneous non-admitted asset; e) non-admitted assets related to retrospective premium and high deductible recoverables and f) other miscellaneous adjustments.

Liability corrections - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and b) paid losses and loss reserves; as partially offset by: c) reserve adjustments; and, d) other miscellaneous adjustments.

Income tax corrections - The decrease in taxes is primarily the result of:
(a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
  20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

3. INVESTMENTS
--------------------------------------------------------------------------------

A. Bond (excluding Loan-backed and Structured Security) Investments
--------------------------------------------------------------------------------
The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2013 and 2012 are outlined in the table below:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENTS                  $   458,904 $   13,227  $  6,956  $   465,174
ALL OTHER GOVERNMENTS                 421,888     13,773       286      435,375
STATES, TERRITORIES AND
  POSSESSIONS                       1,360,768     69,716     6,325    1,424,159
POLITICAL SUBDIVISIONS OF
  STATES, TERRITORIES AND
  POSSESSIONS                       1,808,897     80,496     5,332    1,884,061
SPECIAL REVENUE AND SPECIAL
  ASSESSMENT OBLIGATIONS AND ALL
  NON- GUARANTEED OBLIGATIONS OF
  AGENCIES AND AUTHORITIES AND
  THEIR POLITICAL SUBDIVISIONS      4,706,143    161,925    55,943    4,812,125
INDUSTRIAL AND MISCELLANEOUS        8,023,757    496,437    44,325    8,475,869
-------------------------------------------------------------------------------
TOTAL                             $16,780,357 $  835,574  $119,167  $17,496,763
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. governments                  $   543,363 $   38,425  $     97  $   581,691
All other governments                 724,664     43,067       254      767,477
States, territories and
  possessions                       1,578,734    142,999         -    1,721,733
Political subdivisions of
  states, territories and
  possessions                       2,037,287    169,859         -    2,207,146
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions      4,811,431    382,236     3,057    5,190,610
Industrial and miscellaneous        7,315,742    554,748    13,792    7,856,698
-------------------------------------------------------------------------------
TOTAL                             $17,011,221 $1,331,334  $ 17,200  $18,325,355
-------------------------------------------------------------------------------

The carrying values and fair values of bonds at December 31, 2013, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                                        CARRYING
                                                          VALUE     FAIR VALUE
-------------------------------------------------------------------------------
Due in one year or less                                 $   706,009 $   714,675
Due after one year through five years                     2,350,671   2,442,213
Due after five years through ten years                    4,369,091   4,527,944
Due after ten years                                       3,930,836   4,019,715
Structured securities                                     5,423,750   5,792,216
-------------------------------------------------------------------------------
Total                                                   $16,780,357 $17,496,763
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2013 were:

-------------------------------------------------------------------------------
                                                     MINIMUM        MAXIMUM
CATEGORY                                          LENDING RATE % LENDING RATE %
-------------------------------------------------------------------------------
Retail                                                 4.0%           4.8%
Office                                                 4.3%           4.8%
Industrial                                             4.1%           4.7%
Multi-Family                                           4.5%           4.8%
Hotel/Motel                                            5.0%           5.3%
Other Commercial                                       4.6%           5.8%
-------------------------------------------------------------------------------

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
75.05 percent. All of the Mortgage Loans were in good standing as of December 31, 2013. The Company did not have any advanced amounts for taxes or assessments. The following table details an age analysis of Mortgage Loans as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
                            RESIDENTIAL            COMMERCIAL
                         ----------------------------------------------
                    FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
-------------------------------------------------------------------------------
CURRENT YEAR
RECORDED INVESTMENT
CURRENT             $  -  $  -     $  -     $  -   $536,056    $  -    $536,056

PRIOR YEAR
Recorded Investment
Current             $  -  $  -     $  -     $  -   $ 60,167    $  -    $ 60,167
-------------------------------------------------------------------------------

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------
The Company did not record any intent based impairment during 2013 for loan-backed and structured securities.

As of December 31, 2013, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

--------------------------------------------------------------------------------------------
          BOOK/ADJUSTED                                                            DATE OF
          CARRYING VALUE                                                          FINANCIAL
          AMORTIZED COST PRESENT VALUE OF                                         STATEMENT
          BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT   WHERE
  CUSIP    PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI  REPORTED
--------------------------------------------------------------------------------------------
55312VAL2    $50,105         $50,090         $ 15       $50,090        $48,924    03/31/2013
43739EAP2      8,083           8,043           40         8,043          8,078    03/31/2013
855541AC2     10,935          10,901           34        10,901         10,448    06/30/2013
92977YBQ3     10,142          10,083           59        10,083         10,008    06/30/2013
45660LDE6     34,747          34,297          449        34,297         34,410    06/30/2013
93936AAA9     18,728          18,462          266        18,462         17,821    06/30/2013
78473WAE3     16,990          16,943           47        16,943         16,300    06/30/2013
--------------------------------------------------------------------------------------------

   Total     $   XXX         $   XXX         $910       $   XXX        $   XXX
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the fair value and unrealized losses relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position.

    The aggregate amount of unrealized
    losses:
                                                Less than 12 Months  $   46,219
                                                12 Months or longer  $    2,847
    The aggregate related fair value of
    securities with unrealized losses:
                                                Less than 12 Months  $1,251,149
                                                12 Months or longer  $  279,980

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

D. Unrealized losses
--------------------------------------------------------------------------------
The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2013 and 2012 are set forth in the table below:

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2013                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
     DESCRIPTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                     $  166,481  $  4,910  $  4,513  $   511   $  170,994  $  5,422
ALL OTHER GOVERNMENTS                    54,133     5,929         -        -       54,133     5,929
STATES, TERRITORIES AND POSSESSIONS     184,341     6,325         -        -      184,341     6,325
POLITICAL SUBDIVISIONS OF STATES,             -         -         -        -            -         -
TERRITORIES AND POSSESSIONS             160,011     5,332         -        -      160,011     5,332
SPECIAL REVENUE                       1,182,735    48,499    46,375    7,444    1,229,110    55,943
INDUSTRIAL AND MISCELLANEOUS          1,606,368    53,144   279,823    4,201    1,886,190    57,345
----------------------------------------------------------------------------------------------------
TOTAL BONDS                           3,354,069   124,139   330,711   12,156    3,684,779   136,296
----------------------------------------------------------------------------------------------------

AFFILIATED                                    -         -    21,480    5,115       21,480     5,115
NON-AFFILIATED                           27,570     2,893         -        -       27,570     2,893
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                             27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $3,381,639  $127,032  $352,191  $17,271   $3,733,829  $144,304
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2012                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
    DESCRI\PTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. governments                     $   12,507  $     97  $      -  $     -   $   12,507  $     97
All other governments                    24,027       223    16,325       31       40,352       254
States, territories and possessions           -         -         -        -            -         -
Political subdivisions of states,             -         -         -        -            -         -
   territories and possessions                -         -         -        -            -         -
Special revenue                          28,756        32    24,748    3,025       53,504     3,057
Industrial and miscellaneous            418,427     7,600   273,226    6,192      691,653    13,792
----------------------------------------------------------------------------------------------------
TOTAL BONDS                             483,717     7,952   314,299    9,248      798,016    17,200
----------------------------------------------------------------------------------------------------

Affiliated                                  330        79    20,814    5,373       21,144     5,452
Non-affiliated                                3       270         -        -            3       270
----------------------------------------------------------------------------------------------------
Total common stocks                         333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
Preferred stocks                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                                333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $  484,050  $  8,301  $335,113  $14,621   $  819,163  $ 22,922
----------------------------------------------------------------------------------------------------

The Company did not recognize the unrealized losses in the Statement of Operations on these securities at December 31, 2013, because the Company neither intends to sell nor expect to be required to sell these securities before recovery of the amortized cost. For fixed maturity securities with significant declines in value, the Company performed fundamental credit analysis on a security-by security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review for relevant industry reports and forecasts and other available data.

--------------------------------------------------------------------------------
  23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Realized Gains/(Losses)
--------------------------------------------------------------------------------
Proceeds from sales and associated gross realized capital gains (losses) for each of the years ended December 31 2013, 2012 and 2011 were as follows:

------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31          2013                  2012                  2011
------------------------------------------------------------------------------------------
                                      EQUITY                EQUITY                EQUITY
                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
------------------------------------------------------------------------------------------
Proceeds from sale       $1,834,014   $3,272   $3,047,963   $2,830   $3,979,210  $104,040
Gross realized gains         56,537       50      133,853       21      168,725    14,425
Gross realized losses       (6,960)     (61)      (6,685)     (86)      (9,904)     (363)

C. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company's currency derivative financial instruments were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily
JPY).

Market Risk
The Company holds currency derivatives which include currency swaps and currency forwards and will periodically make payments in one currency in exchange for a receipt of a payment in a different currency. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements
The Company is subject to collateral requirements on some of the Company's currency derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or the Company is required to make a payment equal in the amount of foreign currency physically received on certain foreign denominated investment.

The currency derivatives do not qualify for hedge accounting. As a result, the Company's currency contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statement of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains/losses.

--------------------------------------------------------------------------------
  24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company did not apply hedge accounting to any of its derivatives. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the company for the years ended December 31, 2013 and 2012.

                                     DECEMBER 31, 2013      YEAR ENDED DECEMBER 31, 2013
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
SWAPS                               $655,560     $(17,416)    $ (7,575)       $(17,416)
FUTURES                               83,105       (2,937)      (4,812)         (2,937)
-----------------------------------------------------------------------------------------
TOTAL                               $738,665     $(20,353)    $(12,387)       $(20,353)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     DECEMBER 31, 2012      YEAR ENDED DECEMBER 31, 2012
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
Swaps                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------
Total                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------

The company had no derivatives that changed their hedging status or that were accounted for as cash flow hedges.

D. Other invested assets
--------------------------------------------------------------------------------
Fair values are based on the net asset value of the respective entity's financial statements. The Company had no investments in Joint Ventures, Partnerships and Limited Liability Companies representing greater than 10 percent of Admitted Assets.

For other invested assets that are in a continuous loss position for more than twelve months the cost basis is written down to fair value, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

During 2013, 2012 and 2011, the Company recorded the following impairments on investments in joint ventures and partnerships due to OTTI in fair value:

 ------------------------------------------------------------------------------
 YEAR ENDED DECEMBER 31,                                  2013    2012   2011
 ------------------------------------------------------------------------------
 GA-GTCO US AIV, L.P.                                    $10,704 $   -- $    --
 Prides Capital Fund I LP                                  3,904     --      --
 Steel Partners Holdings L.P.                                 --  4,569      --
 General Atlantic Mauritius Limited                           --  2,276      --
 Hunter Global Investors LP                                   --  1,578      --
 General Atlantic Partners 82, L.P.                           --     --   4,427
 General Atlantic Partners 80, L.P.                           --     --   4,306
 TH Lee Putnam Ventures, L.P.                                 --     --   4,079
 Sprout IX LP                                                 --     --   1,988
 Advanced Technology Ventures VI, L.P.                        --     --   1,894
 Items less than $1.0 million                              1,919     --     750
 ------------------------------------------------------------------------------
 Total                                                   $16,527 $8,423 $17,444
 ------------------------------------------------------------------------------

E. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivable excluded from surplus as a result of being over 90 days past due. Investment expenses of $23,870, $29,000 and $27,606 were included in Net Investment Income for the years ended December 31, 2013, 2012 and 2011.

F. Securities Lending
--------------------------------------------------------------------------------
During 2012, the Company loaned high grade municipal bonds to counterparties, primarily commercial banks and brokerage firms, who received the tax-exempt income from the bonds. No foreign securities were loaned. In return, the counterparties were required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties were required to post

--------------------------------------------------------------------------------
  25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company was not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties.

At the termination of these transactions, the Company and its counterparties were obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet. The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2012, inclusive of accrued interest, is $1,238,770. The aggregate fair value of securities on loan is $1,192,342 as of December 31, 2012. There were no securities on loan or collateral received as of December 31, 2013.

G. Financial Instruments with Credit Risk
--------------------------------------------------------------------------------
The Company is exposed to credit risk relating to its investments both from potential issuer, geographic or activity concentrations. These risks are managed strategically using asset allocation methodologies that select primarily high quality investments and asset diversification.

In addition, AIG company-wide credit risks are monitored by AIG's Financial Risk Group (FRG) who attempt to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk, the Company may require third party guarantees, reinsurance or collateral, such as letters of credit and trust collateral accounts. The Company monitors the aggregate credit exposure.

The Company's largest exposures by investment category to a single issuer/borrower/investment, excluding the U.S. government, U.S. government agency securities and those U.S. government money market funds as of December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY       DESCRIPTION OF EXPOSURE   AMOUNT  ADMITTED ASSETS
-------------------------------------------------------------------------------
FNMA                      Bonds & Notes            $313,897         1.3%
Operating Pool            Short-term                304,359         1.3%
FHLMC                     Bonds & Notes             267,265         1.1%
NEW YORK NY               Bonds & Notes             236,740         1.0%

The amounts and percentages of the Company's total admitted assets held in bonds by NAIC rating as of December 31, 2013 are:

 -----------------------------------------------------------------------------
                                                           PERCENTAGE OF TOTAL
 BONDS                                           AMOUNT    ADMITTED ASSETS
 -----------------------------------------------------------------------------
 NAIC-1                                        $14,601,321        61.7%
 NAIC-2                                          1,425,399         6.0%
 NAIC-3                                            342,145         1.4%
 NAIC-4                                            446,587         1.9%
 NAIC-5                                            248,183         1.0%
 NAIC-6                                             25,590         0.1%
 -----------------------------------------------------------------------------
 Total                                          17,089,225          72%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the Company's two largest foreign investment exposures by country categorized by each of the country's NAIC sovereign ratings as of December 31, 2013.

-----------------------------------------------------------------------------
                                                                     NAIC - 3
COUNTRIES                                         NAIC - 1  NAIC - 2 OR BELOW
-----------------------------------------------------------------------------
United Kingdom                                   $  736,344 $      - $     -
Japan                                               585,522        -       -
Ireland                                                   -   75,968       -
Spain                                                     -   15,052       -
Argentina                                                 -        -  69,487
Greece                                                    -        -   2,347
Other                                             1,054,681    9,549   1,260
-----------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $2,376,547 $100,569 $73,094
-----------------------------------------------------------------------------

The Company's unhedged foreign currency exposures, categorized by the country's NAIC sovereign rating as of December 31, 2013 are:

-------------------------------------------------------------------------------
                                                                      NAIC - 3
COUNTRIES                                        NAIC - 1:  NAIC - 2: OR BELOW:
-------------------------------------------------------------------------------
Japan                                            $  585,522  $     -   $     -
United Kingdom                                      403,877        -         -
Ireland                                                   -   54,396         -
Argentina                                                 -        -    18,140
Other                                               165,761        -         -
-------------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $1,155,160  $54,396   $18,140
-------------------------------------------------------------------------------

The following table shows the three largest non-affiliated privately placed equities held by the Company as of December 31, 2013:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY                                AMOUNT     ADMITTED ASSETS
-------------------------------------------------------------------------------
Blackstone Real Estate Partners (BREP) VI, L.P.     127,355        0.5%
Glenview Capital Partners, L.P.                      63,996        0.3%
General Atlantic Partners (Bermuda) II, L.P.         60,405        0.3%
-------------------------------------------------------------------------------
Aggregate Exposure                               $2,004,449        8.5%
-------------------------------------------------------------------------------

H. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities with a carrying value of $1,155,475 and $1,331,114 deposited with regulatory authorities as required by law as of December 31, 2013 and 2012.

--------------------------------------------------------------------------------
  27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
DECEMBER 31, 2013
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

BONDS                                    $     -  $ 286,787 $ 24,684  $ 311,471
COMMON STOCKS                             36,576          -        -     36,576
DERIVATIVE ASSET                               -          -      428        428
DERIVATIVE LIABILITIES                         -   (16,279)  (4,502)   (20,781)
MUTUAL FUNDS                              31,747          -        -     31,747
-------------------------------------------------------------------------------
TOTAL                                    $68,323  $ 270,508 $ 20,610  $ 359,441
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

Bonds                                    $     -  $  75,286 $ 55,092  $ 130,378
Common stocks                             28,994          -        0     28,994
Derivative asset                               -      3,347        -      3,347
Derivative liabilities                         -    (2,309)        -    (2,309)
-------------------------------------------------------------------------------
Total                                    $28,994  $  76,324 $ 55,092  $ 160,410
-------------------------------------------------------------------------------

There were no assets carried at fair value that were transferred between Level 1 and Level 2.

A. Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of Financial Instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2013 and 2012.

-------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL REALIZED
                                                               GAINS (LOSSES)
                  BEGINNING                                    INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
                 BALANCE AT    TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
               JANUARY 1, 2013    LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2013
-------------------------------------------------------------------------------------------------------------------------------
Bonds              $55,092        $44,342        $(171,814)        $5,699          $(33,231)         $124,596        $ 24,684
Derivative
  liabilities            -          7,975                 -             -           (12,049)                -         (4,074)
-------------------------------------------------------------------------------------------------------------------------------
Total              $55,092        $52,317        $(171,814)        $5,699          $(45,280)         $124,596        $ 20,610
-------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2013, bonds of $171,814 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $44,342 were transferred into Level 3 and carried at market value during 2013. Prior to the transfer, the securities were Level 2 and were carried at market value.

Derivative balances of $7,975 were transferred into Level 3 and carried at fair value during 2013. Prior to the transfer, the securities were level 2 and carried at fair value. There were no bonds or common stocks carried at fair value transferred to/from Level 3 originating in Levels 1 or 2.

------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL REALIZED
                                                        GAINS (LOSSES)
      BEGINNING BALANCE                                 INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
        AT JANUARY 1,   TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
            2012           LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2012
------------------------------------------------------------------------------------------------------------------------
Bonds      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------
Total      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2012, bonds of 44,383, which are no longer carried at fair value, were transferred out of level 3. Bond balances of $7,242 were transferred into level 3 and carried at fair value during 2012. Prior to the transfer, the securities were level 2 but not carried at fair value.

--------------------------------------------------------------------------------
  28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2013 and 2012:

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2013              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
BONDS                       $17,496,764    16,780,357   1,938  14,654,585  2,840,241        -
COMMON STOCK                     36,576        36,576  36,576           -          -        -
DERIVATIVES - ASSETS                428           428       -           -        428        -
DERIVATIVES - LIABILITIES      (20,781)      (20,781)       -    (16,280)    (4,502)        -
MORTGAGE LOANS                  551,617       536,056       -           -    551,617        -
MUTUAL FUNDS                     31,747        31,747  31,747           -          -        -
SHORT TERM INVESTMENTS          308,868       308,868     233     308,634          -        -
----------------------------------------------------------------------------------------------------
Total                       $18,405,219   $17,673,251 $70,494 $14,946,939 $3,387,784       $-
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2012              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
Bonds                       $18,325,355    17,011,221       -  15,941,575  2,383,781        -
Cash and cash equivalents        59,125        59,125  53,633           -      5,492        -
Common stock                     28,990        28,990  28,990           -          -        -
Derivatives - assets              3,347         3,347       -       3,347          -        -
Derivatives - liabilities       (2,309)       (2,309)       -     (2,309)          -        -
Mortgage loans                   89,901        89,901       -           -     89,901        -
----------------------------------------------------------------------------------------------------
Total                       $18,504,409   $17,190,275 $82,623 $15,942,613 $2,479,174       $-
----------------------------------------------------------------------------------------------------

5. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE)
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2013, 2012, and 2011, is set forth in the table below:

-------------------------------------------------------------------------------
DECEMBER 31,                                 2013         2012         2011
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                             $ 12,300,489 $ 12,466,514 $ 14,383,093
Incurred losses and LAE related to:
  Current accident year                     3,525,027    4,006,581    4,293,428
  Prior accident year                         275,409      252,121      250,641
-------------------------------------------------------------------------------
  TOTAL INCURRED LOSSES AND LAE          $  3,800,436 $  4,258,702 $  4,544,069
-------------------------------------------------------------------------------
Paid losses and LAE related to:
  Current accident year                     (744,185)  (1,218,287)  (1,368,553)
  Prior accident year                     (2,911,325)  (3,206,440)  (5,092,095)
-------------------------------------------------------------------------------
  TOTAL PAID LOSSES AND LAE               (3,655,510)  (4,424,727)  (6,460,648)
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                           $ 12,445,415 $ 12,300,489 $ 12,466,514
-------------------------------------------------------------------------------

The Company ceded certain classes of its Environmental, net asbestos and Excess Workers Compensation losses to an affiliate, Eaglestone Reinsurance Company (Eaglestone), see Note 5B for further details. 2013 Paid Losses and LAE are reduced by $810,038 as a result of the loss portfolio transfers detailed in
Note 6.

For 2013, the Company reported adverse loss and LAE net reserve development of $275,409 including accretion of loss reserve discount of $58,000. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase, is $32,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013.

For 2012, the Company reported adverse loss and LAE net reserve development of $252,121 including accretion of loss reserve discount of $25,000. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. Included in this increase, the Company experienced $22,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development.

--------------------------------------------------------------------------------
  29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

For 2011, the Company reported adverse loss and LAE net reserve development of $250,641 including accretion of loss reserve discount of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Included in this increase, the Company experienced $62,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2011.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $197,595, $173,365 and $176,259 as of December 31, 2013, 2012 and 2011, respectively. The Company paid $10,186 in the reporting period to settle 35 claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

A. ASBESTOS/ENVIRONMENTAL RESERVES
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                       ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
---------------------------------------------------------------------------------------------
December 31,                      2013       2012       2011      2013      2012      2011
---------------------------------------------------------------------------------------------
  Direct -
Loss and LAE reserves,
  beginning of year            $1,229,896 $1,350,806 $1,536,426 $  84,847 $  55,848 $  67,916
Incurred losses and LAE            96,945   (20,822)   (56,328)    26,547    42,532     8,700
Calendar year paid losses and
  LAE                           (141,477)  (100,088)  (129,292)  (27,825)  (13,533)  (20,768)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $1,185,364 $1,229,896 $1,350,806 $  83,569 $  84,847 $  55,848
---------------------------------------------------------------------------------------------

  Assumed reinsurance -
Loss and LAE reserves,
  beginning of year            $  158,787 $  161,724 $  154,386 $   6,941 $   5,628 $   5,476
Incurred losses and LAE             9,271     19,159     26,780     3,084     1,379     1,379
Calendar year paid losses and
  LAE                             112,612   (22,096)   (19,442)   (4,668)      (66)   (1,227)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $  280,670 $  158,787 $  161,724 $   5,357 $   6,941 $   5,628
---------------------------------------------------------------------------------------------

  Net of reinsurance -
Loss and LAE reserves,
  beginning of year            $        - $        - $  733,373 $  51,573 $  38,587 $  41,696
Incurred losses and LAE                 -          -     46,614    18,668    22,205     8,388
Calendar year paid losses and
  LAE                                   -          -  (779,987)  (20,036)   (9,219)  (11,497)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $        - $        - $        - $  50,205 $  51,573 $  38,587
---------------------------------------------------------------------------------------------

Effective January 1, 2011, the Company transferred its net liability for asbestos losses to an affiliated reinsurer.

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
  30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company had Asbestos loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ASBESTOS                           LOSS RESERVES             LAE RESERVES
DECEMBER 31,                   2013     2012     2011    2013    2012    2011
-------------------------------------------------------------------------------
Direct basis:                $748,407 $718,611 $860,891 $84,188 $81,879 $98,454
Assumed reinsurance basis:    133,025   83,016  101,277  13,315   7,822   9,322
Net of ceded reinsurance
  basis:                            -        -        -       -       -       -

The Company had Environmental loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ENVIRONMENTAL                           LOSS RESERVES          LAE RESERVES
DECEMBER 31,                         2013    2012    2011   2013   2012   2011
-------------------------------------------------------------------------------
Direct basis:                       $16,406 $13,897 $8,937 $7,031 $5,956 $3,830
Assumed reinsurance basis:              683     203    410    199     62     91
Net of ceded reinsurance basis:      10,046   6,579  4,491  4,212  2,795  3,588

B. ENVIRONMENTAL LIABILITY LOSS PORTFOLIO TRANSFER
--------------------------------------------------------------------------------
In 2012, the Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account.

The share of the reserves (and payment) assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

-------------------------------------------------------------------------------
                                        UNEARNED                      TOTAL
                                        PREMIUM  ACCRUED INTEREST ENVIRONMENTAL
COMPANY                   LOSS RESERVES RESERVES    LIABILITY      LIABILITIES
-------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
National Union              $ 69,627    $  8,532     $  1,600      $   79,759
American Home                 65,962       8,083        1,517          75,562
C&I                           20,155       2,470          463          23,088
APCC                           9,161       1,123          211          10,495
New Hampshire                  9,161       1,123          211          10,495
ISOP                           9,161       1,123          211          10,495
-------------------------------------------------------------------------------
TOTAL ADMITTED POOL
  COMPANIES                 $183,227    $ 22,454     $  4,213      $  209,894
-------------------------------------------------------------------------------

SURPLUS LINES POOL
  COMPANIES:
Lexington                   $601,790    $465,276     $ 86,714      $1,153,780
Specialty                     66,865      51,697        9,635         128,197
-------------------------------------------------------------------------------
TOTAL SURPLUS LINES POOL
  COMPANIES                 $668,655    $516,973     $ 96,349      $1,281,977
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GRAND TOTAL                 $851,882    $539,427     $100,562      $1,491,871
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continues to be reflected in the AIG Environmental Reinsureds' financial statements, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis reserves are discounted. The December 31, 2013 and 2012 liabilities include $1,677,259 and $1,674,185 of such discounted reserves, respectively.

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2013, 2012 and 2011.

                                                     --------------------------
LINES OF BUSINESS                                      2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $214,846 $211,531 $202,786

Non-Tabular Discount
--------------------------------------------------------------------------------
The Company's non-tabular worker's compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP.

As prescribed by the New York Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

-------------------------------------------------------------------------------
LINE OF BUSINESS                                       2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $423,418 $455,052 $384,510

6. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

A. Admitted Pool
--------------------------------------------------------------------------------
The Company is party to the Admitted Pool with certain other affiliates. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union its percentage share of the pooled business. The Company's share of the pool is 36 percent. See Note 1 for a listing of all pool participants and their respective participation percentages.

All direct and assumed business written by each of the pool participants is subject to pooling (except as indicated above). Net premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities (including the provision for reinsurance), in the accompanying financial statements emanate from the Company's percentage participation in the pool. All external reinsurance is reported on a pool participation basis.

All pool members are parties to reinsurance agreements with non-affiliated reinsurers covering business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurer per the terms of such reinsurance agreements.

Underwriting assets, liabilities, income and expenses, including the provision for reinsurance and the allowance for uncollectible reinsurance, are allocated to each pool member based on its percentage participation in the Admitted Pool.

--------------------------------------------------------------------------------
  32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Intercompany pooling cessions of direct and assumed underwriting activity by each pool participant to National Union are presented as 100 percent ceded to National Union in accordance with the pooling agreement. All other cessions, including cessions between members of the Admitted Pool, are presented at the pool members' participation percentage.

There are no discrepancies related to the pooled business between the assumed and ceded reinsurance schedules of the pool participants.

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by American Home's Japan and Argentina branches which are neither subject to the Admitted Pool Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below. See Note 6E for changes in this business and percentages during 2013.

-------------------------------------------------------------------------------

                                                       INITIAL       CURRENT
                                                    PARTICIPATION PARTICIPATION
                           INITIAL       CURRENT       PERCENT       PERCENT
               NAIC CO. PARTICIPATION PARTICIPATION  SPECIFIC TO   SPECIFIC TO
MEMBER COMPANY   CODE      PERCENT       PERCENT     JAPAN RISK    JAPAN RISK
-------------------------------------------------------------------------------
American
International
Overseas
Limited
(formerly
Chartis
Overseas
Limited)                     67%           0%            85%            0%
Admitted Pool
  member
  companies,
  as follows:
  New
   Hampshire    23841        12%           12%           10%            0%
  National
   Union        19445        11%           78%           5%             0%
  American
   Home         19380        10%           10%           0%             0%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pool is presented in the accompanying Statements of Admitted Assets and Liabilities, Capital and Surplus as follows:

-------------------------------------------------------------------------------
DECEMBER 31,                                                2013        2012
-------------------------------------------------------------------------------

Assumed reinsurance premiums receivable                  $  243,127  $ 119,473
Funds held by ceding reinsurers                             164,884     44,804
Reinsurance recoverable                                     120,033     31,234
Equity in underwriting pools and associations               138,321    255,640
-------------------------------------------------------------------------------
TOTAL ASSETS                                                666,365    451,151
-------------------------------------------------------------------------------

Loss and LAE reserves                                       977,472    380,640
Unearned premium reserves                                   303,265    187,408
Funds held                                                   26,494     12,082
Ceded balances payable                                      138,809     49,285
Assumed reinsurance payable                                 147,633     53,831
Other Liabilities                                            17,682          -
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                         1,611,355    683,246
-------------------------------------------------------------------------------
TOTAL SURPLUS                                            $ (944,990) $(232,095)
-------------------------------------------------------------------------------

The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end.

As of December 31, 2012 the Association reported its share of an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCA's). As of December 31, 2012, Chartis Europe S.A. and AIG Europe Holdings Limited (AEHL) represented $2,538,825 of this total SCA asset.

The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $302,999, and was reported as a component of Equities in Underwriting Pools and Associations.

C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2013, 2012 and 2011 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2013, 2012 and 2011. This table also includes all capital contributions and dividends:

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2013
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG PROPERTY CASUALTY
 03/19/13     DIVIDEND                   U.S., INC.                $      -              -     $ 77,000           CASH
 03/26/13     PURCHASE OF SECURITIES     LEXINGTON                   66,542     SECURITIES       66,551           CASH
                                         AIG PROPERTY CASUALTY
 03/31/13     DIVIDEND                   U.S., INC.                       -              -          524        IN KIND
                                         AIG PROPERTY CASUALTY
 04/01/13     DIVIDEND                   U.S., INC.                       -              -       23,000           CASH
                                         AIG PROPERTY CASUALTY
 05/13/13     DIVIDEND                   U.S., INC.                       -              -      180,000           CASH
                                         AIG PROPERTY CASUALTY
 09/06/13     DIVIDEND                   U.S., INC.                       -              -      220,000           CASH
                                         AIG PROPERTY CASUALTY
 09/30/13     DIVIDEND                   U.S., INC.                       -              -      320,000           CASH
                                         AIG PROPERTY CASUALTY
 09/01/13     DIVIDEND                   U.S., INC.                       -              -      394,435        IN KIND
 12/11/13     PURCHASE OF SECURITIES     ASSOCIATION                 34,884     SECURITIES       35,446           CASH
 12/19/13     SALE OF SECURITIES         NATIONAL UNION             372,650           CASH      353,142     SECURITIES
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2012
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -         1,589          Cash
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -        48,411    Securities
                                         AIG Property Casualty
 05/10/12    Dividend                    U.S., Inc.                       -              -       315,000          Cash
                                         AIG Property Casualty
 06/27/12    Dividend                    U.S., Inc.                       -              -        10,000          Cash
                                         AIG Property Casualty
 11/01/12    Dividend                    U.S., Inc.                       -              -       129,000          Cash
                                         AIG Property Casualty
 Various     Dividend                    U.S., Inc.                       -              -        18,716       In kind
 10/23/12    Sale of securities          LSTREET I, LLC             159,498           Cash       153,951    Securities
 12/27/12    Sale of securities          AIG                        563,313           Cash       514,499    Securities
                                         AIG Property Casualty
 12/27/12    Capital contribution        U.S., Inc.                 300,000           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contribution (a)    U.S., Inc.                   1,471        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (b)    U.S., Inc.                  52,613        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (c)    U.S., Inc.                     166        In kind             -             -
                                                                          -              -             -             -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                         2011
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Inc. Matched
 03/28/11    Purchase of securities      Investment Program        $587,841     Securities    $  587,841          Cash
 08/18/11    Purchase of securities      Chartis Select             179,406     Securities       179,406          Cash
 08/18/11    Purchase of securities      Lexington                  747,122     Securities       747,122          Cash
 08/18/11    Sale of securities          Chartis Select             210,304           Cash       200,294    Securities
 08/18/11    Sale of securities          Lexington                  854,193           Cash       814,422    Securities
                                         AIG Property Casualty
 03/01/11    Dividend                    U.S., Inc.                       -              -        11,448       In kind
                                         AIG Property Casualty
 06/29/11    Dividend                    U.S., Inc.                       -              -       110,000          Cash
                                         AIG Property Casualty
 11/01/11    Dividend                    U.S., Inc.                       -              -        16,010       In kind
                                         AIG Property Casualty
 03/31/11    Return of capital (a)       U.S., Inc.                       -              -     1,020,000          Cash
                                         AIG Property Casualty
 09/19/11    Return of capital           U.S., Inc.                       -              -       400,000          Cash
                                         AIG Property Casualty
 06/30/11    Capital contributions       U.S., Inc.                   5,623           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contributions (b)   U.S., Inc.                  57,153        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution        U.S., Inc.                   4,605        In kind             -             -
-----------------------------------------------------------------------------------------------------------------------

D. Restructuring Domestic Operations
--------------------------------------------------------------------------------
Effective January 1, 2014, the Company modified its intercompany pooling arrangement. Refer to Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective January 1, 2014.

Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Specialty previously owned by APCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. In conjunction with the Landmark merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington Insurance Company (Lexington).

After the execution of these mergers, Landmark's 2 percent participation and Chartis Select's 18 percent participation in the Surplus Lines Pool among Landmark, Chartis Select, Lexington and AIG Specialty Insurance Company (Specialty) were added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage in such pool to 90 percent.

--------------------------------------------------------------------------------
  35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

E. Restructuring Foreign Operations
--------------------------------------------------------------------------------
As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the remaining members of the Admitted Pool.

During 2013, there were three significant restructuring events affecting the Association.

..   In June, all of the Association business originating in Japan was removed from the Association and transferred to National Union (Japan redirect).
..   In December, American International Overseas, Ltd. (AIOL) withdrew from the
    Association, with its 67 percent share transferred to National Union (AIOL de-risk).
..   In September, the Association distributed its shares of AEHL to its members and all such shares owned by US members were then subsequently distributed to AIG PC US.

In all cases, the business assumed by the Association members is shared with the members of the Admitted Pool.

Loss Portfolio Transfers
--------------------------------------------------------------------------------
Japan Redirect
The AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by moving such exposure to the Admitted Pool members. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

AIOL De-risk
AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. After the effective date, all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $654,906 of negative paid losses would instead have been presented as earned premiums.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
  36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The impact of the Japan redirect and AIOL de-risk Loss Portfolio Transfers are reflected in the following table after the impact of the US pooling.

                                              ---------------------------------
                                                Japan     AIOL de-
                                               redirect     risk       Total
                                              ---------------------------------
ASSETS:
Insurance balances receivable, net            $  46,249  $ 134,472  $  180,721
Equities in pools and associations                    -    322,942     322,942
                                              ---------------------------------
Total Assets                                  $  46,249  $ 457,414  $  503,663
                                              ---------------------------------

LIABILITIES:
Reserves for loss and LAE                     $ 155,132  $ 654,906  $  810,038
Unearned premium reserves                       428,153    203,188     631,341
                                              ---------------------------------
Total Liabilities                             $ 583,285  $ 858,094  $1,441,379
                                              ---------------------------------

STATEMENT OF OPERATIONS AND CHANGES IN
  SURPLUS:
Premiums written                              $ 428,153  $ 191,119  $  619,272
                                              ---------------------------------
Premiums earned                                       -    (12,069)    (12,069)
Losses incurred                                       -    (18,163)    (18,163)
Commission expense                              178,859     48,141     227,000
Change in nonadmitted assets                          -    (63,422)    (63,422)
Other                                                 -       (252)       (252)
                                              ---------------------------------
Total Change in Surplus                       $(178,859) $(105,721) $ (284,580)
                                              ---------------------------------

NET IMPACT                                    $(358,177) $(294,959) $ (653,136)
                                              ---------------------------------

Cash                                          $       -  $ 129,807  $  129,807
Bonds                                                 -     35,446      35,446
Settlement of intercompany pooling balances     358,177    129,706     487,883
                                              ---------------------------------
NET CONSIDERATION RECEIVED                    $ 358,177  $ 294,959  $  653,136
                                              ---------------------------------

Distribution of Affiliate
--------------------------------------------------------------------------------
The Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the Admitted Pool members from the Association:

-------------------------------------------------------------------------------
                                         NATIONAL AMERICAN    NEW
DECEMBER 31, 2013                         UNION     HOME   HAMPSHIRE   TOTAL
-------------------------------------------------------------------------------
AEHL Shares                              $433,879 $394,435 $473,322  $1,301,636
Cash                                      269,354  416,559  118,623     804,536
Bonds                                           -        -   73,489      73,489

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and American Home were distributed by way of dividend and return of capital to AIG Property Casualty U.S., Inc. The Admitted Pool members share the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages.

--------------------------------------------------------------------------------
  37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the impact of the contributions and distributions related to this transaction on each of the Admitted Pool members:

---------------------------------------------------------------------------------------------------------------------------
                                                  NATIONAL   AMERICAN     NEW
DECEMBER 31, 2013                                  UNION       HOME    HAMPSHIRE     C&I       ISOP      APCC      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Change in:
 Total Assets                                    $(293,810) $(239,450) $  11,789  $(138,454) $ 18,430  $ 18,430  $(623,065)
 Total Liabilities                                       -     22,288    287,681          -         -         -    309,969

Statement of Operations and Changes in Surplus:
   Net Income                                      368,415    349,025     48,476    106,646    48,476    48,476    969,513
   Unrealized gains/(losses)                      (228,347)  (216,328)   (30,046)   (66,100)  (30,046)  (30,046)  (600,912)
   Dividends paid                                 (198,716)  (394,435)  (142,233)  (179,000)        -         -   (914,385)
   Return of capital                              (235,162)         -   (152,089)         -         -         -   (387,251)
---------------------------------------------------------------------------------------------------------------------------
Total Surplus:                                   $(293,810) $(261,738) $(275,892) $(138,454) $ 18,430  $ 18,430  $(933,034)
---------------------------------------------------------------------------------------------------------------------------

Branch Conversions
For the 2013 and 2012 reporting periods, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of the Association:

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2013

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2012     Jamaica Branch of American Home Chartis Jamaica Insurance
                                                Company Limited
  12/1/2012     Panama Branch of National Union AIG Seguros Panama, S.A. (fka
                                                Chartis Seguros Panama, S.A.)
  3/1/2013      Honduras Branch of American     AIG Seguros Guatemala, S.A.
                Home                            (fka Chartis Seguros
                                                Guantemala)
  6/1/2013      Papua New Guinea Branch of      AIG PNG Limited
                American Home
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $21,743 and $18,432, respectively. These balances were previously reported as Equities in Pools and Associations.

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2012

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2011     Cyprus Branch of American Home  AIG Europe Limited, Cyprus
                                                Branch
  12/1/2011     Malta Branch of American Home   AIG Europe Limited, Malta
                                                Branch
  12/1/2011     New Zealand Branch of American  AIG Insurance New Zealand
                Home                            Limited (fka Chartis Insurance
                                                New Zealand Limited)
  3/1/2012      Aruban Branch of American Home  Aruba AIG Insurance N.V. (fka
                                                Chartis Aruba Insurance
                                                Company N.V.)
  3/1/2012      Greek Branch of National Union  AIG Europe Limited (Greece
                                                Branch) (fka Chartis Insurance
                                                UK Limited, Greek Branch)
  6/1/2012      Korean Branch of American Home  Singapore Adjusters & Suveyors
                                                Co. (Pte.) Ltd. (fka Chartis
                                                Singapore Insurance Pte. Ltd)
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

Effective July 1, 2012, the Articles of Association of the Association were amended to provide that the business of American Home's Argentina Branch will no longer be directed to the Association, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool.

Prior to December 1, 2012 American Home owned 19.723 percent of the record title of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in this title was owned by the Association. On December 1, 2012, both the record title and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

--------------------------------------------------------------------------------
  38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

F. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and are reported as non-admitted if balances remain outstanding more than ninety days past the due date as specified in the agreement.

-----------------------------------------------------------------------------
COMPANY                                                       2013     2012
-----------------------------------------------------------------------------
Balances with National Union                                 $13,559 $201,812
Balances less than 0.5% of admitted assets                     4,027    2,162
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates          $17,586 $203,974
-----------------------------------------------------------------------------
Balances with admitted pool companies                        $     - $  5,061
Balances less than 0.5% of admitted assets                    16,642  106,648
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates               $16,642 $111,709
-----------------------------------------------------------------------------

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2013 and 2012 were $2,818 and $4,311 respectively. Payment will be made to AIG depending on the facts and circumstances that generated the liability.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2013 and 2012.

G. Capital Maintenance Agreements
--------------------------------------------------------------------------------
AIG has unconditional capital maintenance agreements (CMAs) in place with the Company and certain other AIG subsidiaries to facilitate the transfer of capital and liquidity within AIG.

AIG, AIG PC US and certain AIG PC US insurance subsidiaries are parties to a consolidated CMA. The CMA provides that AIG will maintain the total adjusted capital of these AIG PC US insurance subsidiaries, measured as a group (the Fleet), at or above the specified minimum percentage of the Fleet's projected total authorized control level Risk-Based Capital (RBC). In addition, the CMA provided that if the total adjusted capital of the Fleet exceeds that same specified minimum percentage of the Fleet's total authorized control level RBC, subject to approval by their respective boards, and compliance with applicable insurance laws, the AIG PC US insurance subsidiaries would declare and pay ordinary dividends to their respective equity holders up to an amount necessary to reduce the Fleet's projected or actual total adjusted capital to a level equal to or not materially greater than such specified minimum percentage. The CMA excludes deferred tax assets from the calculation of total adjusted capital and removes the dividend requirement of the Fleet. The specified minimum percentage in the CMA was 325 percent as of December 31, 2013. AIG will continue to manage capital flows between AIG and the AIG PC US insurance subsidiaries through internal, Board-approved policies and guidelines.

H. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

I. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management as listed below. The following table summarizes transactions that exceeded one-half of one percent of the Company's admitted assets during 2013, 2012 and 2011:

-----------------------------------------------------------------------------
AFFILIATES                                           2013     2012     2011
-----------------------------------------------------------------------------
AIG Global Claims Services, Inc.                   $270,723 $241,398 $250,065
AIG PC Global Services, Inc.                        134,150   39,741  272,803
-----------------------------------------------------------------------------
   Total                                           $404,873 $281,139 $522,868
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction followed an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors). The increased 2013 management service costs included severance expenses pertaining to an AIG initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2013 and 2012, short-term investments included amounts invested in the AIG Managed Money Market Fund of $305,575 and $1,073,304, respectively.

7. Reinsurance
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize their net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events or to provide greater diversification of our businesses. In addition, the Company may assume reinsurance from other insurance companies. A portion of the IBNR loss will be recoverable under our reinsurance contracts in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are substantially collateralized. The Company remains liable to the extent that our reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of our reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table shows the Company's net premium written and earned for the years ending December 31, 2013, 2012 and 2011:

----------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,               2013                    2012                    2011
                               ----------------------  ----------------------  ---------------------
                                WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
----------------------------------------------------------------------------------------------------
Direct premiums                $  928,608 $1,005,255   $1,192,441 $1,276,901   $1,327,507 $1,425,212
Reinsurance premiums assumed:
 Affiliates                     7,001,709  6,771,303    6,737,056  6,840,322    6,868,230  7,283,623
 Non-affiliates                   198,363    189,579      164,020    147,946      102,880     74,710
----------------------------------------------------------------------------------------------------
   GROSS PREMIUMS               8,128,680  7,966,137    8,093,517  8,265,169    8,298,617  8,783,545
----------------------------------------------------------------------------------------------------

Reinsurance premiums ceded:
 Affiliates                       883,552  1,242,338    1,459,199  1,391,378    1,403,977  1,497,360
 Non-affiliates                 1,392,708  1,297,174    1,429,927  1,516,102    1,585,708  1,604,027
----------------------------------------------------------------------------------------------------
   NET PREMIUMS                $5,852,420 $5,426,625   $5,204,391 $5,357,689   $5,308,932 $5,682,158
----------------------------------------------------------------------------------------------------

As of December 31, 2013 and 2012, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------------------------
                       UNEARNED PREMIUM   PAID LOSSES AND   RESERVES FOR LOSSES
                           RESERVES             LAE               AND LAE
-------------------------------------------------------------------------------

December 31, 2013:
   AFFILIATES             $  515,958         $111,061           $ 8,399,417
   NON-AFFILIATES            453,567          332,092             3,126,356
-------------------------------------------------------------------------------
   TOTAL                     969,525          443,153            11,525,773
-------------------------------------------------------------------------------

DECEMBER 31, 2012:
   Affiliates                903,877          170,885             9,146,419
   Non-affiliates            358,041          273,142             2,858,965
-------------------------------------------------------------------------------
   TOTAL                  $1,261,918         $444,027           $12,005,384
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2013 and 2012 with the return of the unearned premium reserve is as follows:

------------------------------------------------------------------------------------------
                      ASSUMED REINSURANCE      CEDED REINSURANCE              NET
                     ----------------------  ----------------------  ---------------------
                      PREMIUM   COMMISSION    PREMIUM   COMMISSION    PREMIUM   COMMISSION
                      RESERVE     EQUITY      RESERVE     EQUITY      RESERVE     EQUITY
------------------------------------------------------------------------------------------
DECEMBER 31, 2013
   AFFILIATES        $3,392,845  $515,261    $  515,958  $ 81,974    $2,876,887 $ 433,287
   ALL OTHER             90,762    13,784       453,567    72,061     (362,805)  (58,278)
------------------------------------------------------------------------------------------
TOTAL                $3,483,607  $529,045    $  969,525  $154,035    $2,514,082 $ 375,009
------------------------------------------------------------------------------------------

DECEMBER 31, 2012
   Affiliates        $3,208,904  $420,604    $  903,877  $150,379    $2,305,027 $ 270,225
   All Other             81,953    10,742       358,041    59,568     (276,088)  (48,826)
------------------------------------------------------------------------------------------
Total                $3,290,857  $431,346    $1,261,918  $209,947    $2,028,939 $ 221,399
------------------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------
Individual reinsurers with unsecured balances in excess of 3 percent of policyholders' surplus at December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                           NAIC CO.
REINSURER                                                    CODE     AMOUNT
-------------------------------------------------------------------------------
Affiliates:
  Admitted Pool                                                 -   $ 6,817,334
  Eaglestone Reinsurance Company                            10651       721,588
Other affiliates below $1.0 million                                     294,269
-------------------------------------------------------------------------------
  TOTAL AFFILIATES                                                  $ 7,833,191
-------------------------------------------------------------------------------
  Transatlantic Reinsurance Company                                     247,096
  Swiss Reinsurance America Corp                                        246,246
  Munich Reinsurance Company                                            209,140
  Hannover Ruckversicherungs Se                                         162,325
  Other                                                               2,710,763
-------------------------------------------------------------------------------
TOTAL NON-AFFILIATES                                                  3,575,570
-------------------------------------------------------------------------------
  TOTAL AFFILIATES AND NON-AFFILIATES                               $11,408,761
-------------------------------------------------------------------------------

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the aggregate of all disputed items did not exceed 10 percent of capital and surplus and there was no amount in dispute for any single reinsurer that exceeded 5 percent of capital and surplus. The total reinsurance recoverable balances in dispute are $106,456 and $103,172 as of December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Commutation of Ceded Reinsurance
--------------------------------------------------------------------------------
The Company has reported a loss in its operations for 2013, 2012 and 2011 as a result of commutations of reinsurance with the companies listed below. Amounts by type of loss and by reinsurer in total are reflected as follows:

-----------------------------------------------------------------------------
BY TYPE                                               2013     2012    2011
-----------------------------------------------------------------------------
Losses incurred                                      $ 5,069 $ 55,727 $ 2,146
LAE incurred                                               -        -       -
Premiums earned                                            -        -       6
Other                                                      -        -       -

-----------------------------------------------------------------------------
BY REINSURER                                            2013     2012    2011
-----------------------------------------------------------------------------

Reinsurance Management Group, LLC                      1,706        -       -
AUL Reinsurance Management Services, LLC               1,265        -       -
ISOP - the Association (a)                                 -   50,174       -
American United Life Ins Co.                               -    1,723       -
First Allmerica Financial Insurance Company                -    1,123       -
Trenwick America Reinsurance Corporation                   -    1,024       -
Argonaut Midwest Insurance Company                         -        -   1,882
Continental Casualty Co.                                   -       23       -
Other reinsurers below $1 million                      2,098    1,660     270
-----------------------------------------------------------------------------
Total                                                $ 5,069 $ 55,727 $ 2,152
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

8. DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
The Company applies deposit accounting to insurance policies and reinsurance contracts that lack sufficient risk transfer. The Company's deposit assets and liabilities and funds held consisted of the following:

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2013
  DIRECT                            $     -   $91,789       $-       $     -
  ASSUMED                                 -       122        -             -
  CEDED                              16,971         -        -         2,015
------------------------------------------------------------------------------
  TOTAL                             $16,971   $91,911       $-       $ 2,015
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2012                   $         $             $        $
  Direct                                  -    86,648        -             -
  Assumed                                 -         -        -             -
  Ceded                               3,842         -        -        17,981
------------------------------------------------------------------------------
  TOTAL                             $ 3,842   $86,648       $-       $17,981
------------------------------------------------------------------------------

The table below shows the Company's deposit asset and liability activity of and for the years ended December 31, 2013 and 2012.

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                             DEPOSIT     DEPOSIT      DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $ 3,842    $  86,648      $    -    $  97,624
 Deposit activity, including loss recoveries                  13,129        6,994       3,842      (9,207)
 Interest income or expense, net of amortization of margin         -      (1,731)           -      (1,769)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $16,971    $  91,911      $3,842    $  86,648
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                            FUNDS HELD FUNDS HELD    FUNDS HELD FUNDS HELD
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $     -    $  17,981      $    -    $   4,848
 Contributions                                                     -           20           -       57,648
 Withdrawals                                                       -     (15,986)           -     (44,515)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $     -    $   2,015      $    -    $  17,981
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

9. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2013, the Company recorded gross deferred tax assets (DTA) before valuation allowance of $1,787,966. No valuation allowance was established on deferred tax assets net of liabilities as it is Management's belief that certain assets will not be realized in the foreseeable future. The components of the net DTA and deferred tax liability (DTL) at December 31, 2013 and 2012 were as follows.

---------------------------------------------------------------------------------------------------------------
                          12/31/2013                       12/31/2012                        CHANGE
                -----------------------------------------------------------------------------------------------
                 ORDINARY   CAPITAL    TOTAL     ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL
---------------------------------------------------------------------------------------------------------------
Gross DTA       $1,632,278 $ 155,688 $1,787,966 $1,696,557 $  109,321 $1,805,878 $ (64,279) $ 46,367 $ (17,912)
Statutory
Valuation
Allowance                -         -          -          -          -          -          -        -          -
---------------------------------------------------------------------------------------------------------------
Adjusted Gross
DTA              1,632,278   155,688  1,787,966  1,696,557    109,321  1,805,878   (64,279)   46,367   (17,912)
Nonadmitted
DTA                737,369         -    737,369    624,170          -    624,170    113,199        -    113,199
---------------------------------------------------------------------------------------------------------------
Subtotal
Admitted DTA       894,909   155,688  1,050,597  1,072,387    109,321  1,181,708  (177,478)   46,367  (131,111)
DTL                206,310   204,422    410,732    188,816    209,717    398,533     17,494  (5,295)     12,199
---------------------------------------------------------------------------------------------------------------
Net Admitted
DTA/(Net
DTL)            $  688,599 $(48,734) $  639,865 $  883,571 $(100,396) $  783,175 $(194,972) $ 51,662 $(143,310)
---------------------------------------------------------------------------------------------------------------

The following table shows the summary of the calculation for the admitted DTA as of December 31, 2013 and 2012

---------------------------------------------------------------------------------------------------------------------------
DECEMBER 31,                                 2013                           2012                         CHANGE
                                -------------------------------------------------------------------------------------------
                                 ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL   TOTAL
---------------------------------------------------------------------------------------------------------------------------

Federal Income Taxes Paid in
Prior Years recoverable
Through Loss Carrybacks         $        - $      - $        - $        - $      - $        - $       -  $     - $       -

Adjusted Gross DTA Expected
To Be Realized after
Application of the Threshold
Limitation                         667,773        -    667,773    783,175        -    783,175  (115,402)       -  (115,402)

  Adjusted Gross DTAs
  expected to be Realized
  following the Balance Sheet
  Date.                          1,060,737        -  1,060,737    890,123        -    890,123   170,614        -   170,614

  Adjusted Gross DTAs allowed
  per Limitation Threshold.              -        -    667,773          -        -    783,175         -        -  (115,402)

Adjusted Gross DTA Offset by
Gross DTL                          227,136  155,688    382,824    289,212  109,321    398,533   (62,076)  46,367   (15,709)
---------------------------------------------------------------------------------------------------------------------------

Admitted DTA                    $  894,909 $155,688 $1,050,597 $1,072,387 $109,321 $1,181,709 $(177,478) $46,367 $(131,112)
---------------------------------------------------------------------------------------------------------------------------

                                                        -----------------------
                                                           2013        2012
                                                        -----------------------
Ratio Percentage Used To Determine Recovery Period And
Threshold Limitation Amount                                    307%        385%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
above.                                                  $4,451,821  $5,221,167

The following table shows the components of the current income tax expense (benefit) for the periods listed.

------------------------------------------------------------------------------
 Current Income Tax                                2013      2012     CHANGE
------------------------------------------------------------------------------
Federal income tax                               $(28,305) $(28,785) $    480
Foreign income tax                                 10,320    16,212    (5,892)
Other                                              (8,159)  (18,590)   10,431
------------------------------------------------------------------------------
Subtotal                                          (26,144)  (31,163)    5,019
------------------------------------------------------------------------------
Federal income tax on net capital gains            37,062    48,295   (11,233)
------------------------------------------------------------------------------
Federal and foreign income taxes incurred        $ 10,918  $ 17,132  $ (6,214)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Discounting of unpaid losses                                 $  319,135 $  317,097 $    2,038
Non-admitted assets                                             151,137    102,542     48,595
Unearned premium reserve                                        214,763    186,343     28,420
Goodwill & deferred revenue                                      23,704     27,548    (3,844)
Bad debt expense                                                 42,360     58,405   (16,045)
Net operating loss carry-forward                                546,670    622,777   (76,107)
Foreign tax credit carry-forwards                                53,974    157,063  (103,089)
Deferred tax on foreign operations                                  867          -        867
Investments                                                     211,583    181,118     30,465
Deferred loss on branch conversions                                 458         53        405
Intangibles                                                      15,915     19,098    (3,183)
Other temporary difference                                       51,712     24,513     27,199
---------------------------------------------------------------------------------------------
  Subtotal                                                    1,632,278  1,696,557   (64,279)
---------------------------------------------------------------------------------------------
Nonadmitted                                                     737,369    624,170    113,199
---------------------------------------------------------------------------------------------
Admitted ordinary deferred tax assets                        $  894,909 $1,072,387  (177,478)
---------------------------------------------------------------------------------------------
Capital
Investments writedown                                        $  150,894 $  105,465 $   45,429
Unrealized capital losses                                         3,886      2,948        938
Deferred loss on branch conversions                                 538        538          -
Other temporary difference                                          370        370          -
---------------------------------------------------------------------------------------------
  Subtotal                                                      155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted capital deferred tax assets                            155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted deferred tax assets                                 $1,050,597 $1,181,708 $(131,111)
---------------------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Investments                                                  $  191,255 $  130,700 $   60,555
Deferred tax on foreign operations                                    -     55,771   (55,771)
Other temporary differences                                      15,055      2,346     12,709
---------------------------------------------------------------------------------------------
   Subtotal                                                     206,310    188,817     17,493
---------------------------------------------------------------------------------------------
Capital
Investments                                                  $   40,660 $   38,964 $    1,696
Unrealized capital gains                                        135,753    170,752   (34,999)
Other (including items <5% of total ordinary tax
liabilities)                                                     28,008          -     28,008
---------------------------------------------------------------------------------------------
  Subtotal                                                      204,421    209,716    (5,295)
---------------------------------------------------------------------------------------------
Deferred tax liabilities                                        410,732    398,533     12,199
---------------------------------------------------------------------------------------------
Net deferred tax assets/liabilities                          $  639,865 $  783,175 $(143,310)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

--------------------------------------------------------------------------------------------
                                                                2013       2012     CHANGE
--------------------------------------------------------------------------------------------
Adjusted gross deferred tax assets                           $1,787,966 $1,805,878 $(17,912)
Total deferred tax liabilities                                (410,732)  (398,533)  (12,199)
--------------------------------------------------------------------------------------------
Net deferred tax assets (liabilities)                         1,377,234  1,407,345  (30,111)
Deferred tax assets/(liabilities) - SSAP 3                                          (38,131)
Deferred tax assets/(liabilities) - unrealized                                        35,937
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------
Change in deferred tax - current year                                               (59,393)
Change in deferred tax - current year - other surplus items                           31,476
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

The following table shows the components of SSAP 3 adjustments upon Current and Deferred Taxes for the years ended December 31, 2013 and 2012.

                                                  CURRENT  DEFERRED    TOTAL
------------------------------------------------------------------------------
SSAP 3 impact:
SSAP 3 - general items                           $  19,272 $(38,131) $(18,859)
------------------------------------------------------------------------------
Subtotal SSAP 3                                     19,272  (38,131)  (18,859)
SSAP 3 - unrealized gain/loss                            -     5,015     5,015
SSAP 3 - adjusted tax assets and liabilities        19,272  (33,116)  (13,845)
SSAP 3 - non-admitted impact                      (19,272)    22,196     2,924
------------------------------------------------------------------------------
Total SSAP 3 impact                              $       - $(10,920) $(10,920)
------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2013, 2012 and 2011 were as follows.

-------------------------------------------------------------------------------------------------------------------
                                                      2013                    2012                    2011
                                              ----------------------  ----------------------  ---------------------
DESCRIPTION                                     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT
-------------------------------------------------------------------------------------------------------------------
Net Income Before Federal Income Taxes and
Capital Gains Taxes                           $  713,908 $  249,868   $  302,637 $ 105,923    $  480,413 $  168,145
Book to Tax Adjustments:                               -          -            -         -             -          -
Tax Exempt Income                              (202,777)   (70,972)    (212,356)  (74,325)     (304,201)  (106,470)
Intercompany Dividends                                 -          -            -         -       (6,294)    (2,203)
Dividend Received Deduction                        (438)      (153)        (622)     (218)         (451)      (158)
Subpart F Income, Gross-Up & Foreign Tax
Credits                                        (428,635)   (87,051)       63,904   (2,445)        14,771    (3,291)
Meals And Entertainment                                -          -            -         -             -          -
Stock Options And Other Compensation              14,354      5,024        9,756     3,415        27,409      9,593
Non-Deductible Penalties                             348        122           90        31         1,442        505
Change in Non-admitted Assets                   (86,943)   (30,430)       42,101    14,735        84,424     29,549
Change in Tax Position                                 -        599            -     (549)             -    (5,702)
Statutory Valuation Allowance                          -          -            -         -     (753,998)  (753,998)
Return to Provision                                    -    (2,844)            -   (4,319)             -    (5,690)
Branch Incorporation & Conversion                  (497)      (174)      (1,005)     (352)         (536)      (188)
Non-Deductible Expenses                                -          -            -         -        34,253     11,989
Other                                             18,066      6,322            -         -         (252)       (89)
-------------------------------------------------------------------------------------------------------------------
Total Book to Tax Adjustments                 $(686,522) $(179,557)   $ (98,132) $(64,027)    $(903,433) $(826,153)
-------------------------------------------------------------------------------------------------------------------
Total Federal Taxable Income and Tax              27,386     70,311      204,505    41,896     (423,020)  (658,008)
-------------------------------------------------------------------------------------------------------------------

Federal and Foreign Income Taxes Incurred                $ (26,144)              $(31,163)               $(104,195)
Federal Income Tax on Net Capital Gains                      37,062                 48,295                   90,032
Change in Net Deferred Income Taxes                          27,917                 22,439                (659,647)
Less: Change in Deferred Tax - Other Surplus
Items                                                        31,476                  2,325                   15,802
-------------------------------------------------------------------------------------------------------------------
Total Tax                                                $   70,311              $  41,896               $(658,008)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

OPERATING LOSS AND TAX CREDIT CARRY FORWARDS

At December 31, 2013, the Company had net operating loss
carryforwards generated between 2009 and 2012 expiring through
the year 2032 of:                                                  $ 1,561,915

At December 31, 2013, the Company had capital loss carryforwards generated between 2009 and 2012 expiring through the year 2015
of:                                                               $          -

At December 31, 2013, the Company had AMT credit carryforwards,
which do not expire, in the amount of:                            $          -

At December 31, 2013, the Company had foreign tax credits
expiring through the year 2021 of:                                $     53,974

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2013. The Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will not significantly change within the next 12 months, and an estimate of the reasonably possible change cannot be made at this time.

As of December 31, 2013 the Company recorded gross receivables related to tax return errors and omissions in the amount of $33,957, all of which were non admitted. As of December 31, 2013, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2013, the tax years from 2000 to 2012 remain open.

--------------------------------------------------------------------------------
  47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table lists those companies that form part of the 2013 AIG consolidated federal income tax return.

-------------------------------------------------------------------------------------------------------------------------------
Company                     Company                  Company                   Company                   Company
-------------------------------------------------------------------------------------------------------------------------------
A.I. Credit Consumer        Aircraft 32A-556 Inc.    Aircraft Andros Inc.      ILFC Aviation             United Guaranty
Discount Company                                                               Consulting, Inc.          Mortgage Insurance
                                                                                                         Company of North
                                                                                                         Carolina
A.I. Credit Corp.           Aircraft 32A-579 Inc.    Aircraft B757 29377 Inc.  ILFC Dover, Inc.          United Guaranty
                                                                                                         Partners Insurance
                                                                                                         Company
AeroTurbine, Inc.           Aircraft 32A-585 Inc.    Aircraft B757 29382 Inc.  ILFC Holdings, Inc.       United Guaranty
                                                                                                         Residential Insurance
                                                                                                         Company
AGC Life Insurance          Aircraft 32A-645 Inc.    Aircraft B767 26264       ILFC Volare, Inc.         United Guaranty
Company                                              Inc.                                                Residential Insurance
                                                                                                         Company of North
                                                                                                         Carolina
Agency Management           Aircraft 32A-726 Inc.    Aircraft B767 29388       Illinois National         United Guaranty
Corporation                                          Inc.                      Insurance Co.             Services, Inc.
AICCO, Inc. [Delaware]      Aircraft 32A-760 Inc.    Aircraft Lotus Inc.       Innovative Risk           VALIC Financial
                                                                               Management, Inc.          Advisors, Inc.
AIG Advisor Group, Inc.     Aircraft 32A-775 Inc.    Aircraft SPC-11, Inc.     Interlease Aircraft       VALIC Retirement
                                                                               Trading Corporation       Services Company
AIG Aerospace               Aircraft 32A-782 Inc.    Aircraft SPC-12, Inc.     Interlease Management     Vision2020 Wealth
Adjustment Services, Inc.                                                      Corporation               Management Corp.
AIG Aerospace Insurance     Aircraft 32A-810 Inc.    Aircraft SPC-14, Inc.     International Lease       Webatuck Corp.
Services, Inc.                                                                 Finance Corporation
AIG Assurance Company       Aircraft 32A-987 Inc.    Aircraft SPC-15, Inc.     Intrepid Security, Inc.   Western National
                                                                                                         Marketing Group, Inc.
AIG Capital Corporation     Aircraft 32A-993, Inc.   Aircraft SPC-3, Inc.      Iris Energy Holding LP    Whitney US Leasing,
                                                                                                         Inc.
AIG Central Europe &        Aircraft 33A-132, Inc.   Aircraft SPC-4, Inc.      Klementine Holdings,      Woodbury Financial
CIS Insurance Holdings                                                         Inc.                      Services, Inc.
Corporation
AIG Claims, Inc.            Aircraft 33A-272 Inc.    Aircraft SPC-8, Inc.      Klementine Leasing,
                                                                               Inc.
AIG Commercial              Aircraft 33A-358 Inc.    Aircraft SPC-9, Inc.      Knickerbocker
Equipment Finance, Inc.                                                        Corporation
AIG Consumer Finance        Aircraft 33A-364 Inc.    AIU Insurance             L16, INC.
Group, Inc.                                          Company
AIG Credit (Europe)         Aircraft 33A-95 Inc.     Akita, Inc.               Lexington Insurance
Corporation                                                                    Company
AIG Credit Corp.            Aircraft 34A-114 Inc.    AM Holdings LLC           Livetravel, Inc.
AIG Direct Insurance        Aircraft 34A-152 Inc.    Ambler Holding Corp.      Macori, Inc. [Texas]
Services, Inc.
AIG Employee Services,      Aircraft 34A-164 Inc.    American Athletic         Maksin Management
Inc.                                                 Club, Inc.                Corporation
AIG Equipment Finance       Aircraft 34A-214 Inc.    American General          Managed Care
Holdings, Inc.                                       Annuity Service           Concepts of Delaware,
                                                     Corporation               Inc.
AIG Federal Savings         Aircraft 34A-216 Inc.    American General          Medical Excess
Bank                                                 Assignment                Insurance Services, Inc.
                                                     Corporation
AIG Financial Advisor       Aircraft 34A-395 Inc.    American General          MG Reinsurance
Services, Inc.                                       Assignment                Limited
                                                     Corporation of New
                                                     York
AIG Financial Products      Aircraft 34A-48 Inc.     American General          MIP Mezzanine, LLC
Corp.                                                Bancassurance
                                                     Services, Inc.
AIG Financial Securities    Aircraft 34A-93 Inc.     American General          MIP PE Holdings, LLC
Corp.                                                Distributors, Inc.
AIG Funding, Inc.           Aircraft 73B-25374 Inc.  American General          Morefar Marketing, Inc.
                                                     Equity Services
                                                     Corporation
AIG G5, Inc.                Aircraft 73B-25375 Inc.  American General          Mt. Mansfield
                                                     Insurance Agency, Inc.    Company, Inc.
AIG Global Asset            Aircraft 73B-26315 Inc.  American General          National Union Fire
Management Holdings                                  International, Inc.       Insurance Company of
Corp.                                                                          Pittsburgh, Pa.
AIG Global Claims           Aircraft 73B-26316 Inc.  American General          National Union Fire
Services, Inc.                                       Investment                Insurance Company of
                                                     Management                Vermont
                                                     Corporation
AIG Global Real Estate      Aircraft 73B-26317 Inc.  American General Life     New England Sports,
Investment Corp.                                     Insurance Company         Recreation &
                                                                               Entertainment RPG,
                                                                               Inc.
AIG Global Services, Inc.   Aircraft 73B-26323 Inc.  American General          New Hampshire
                                                     Realty Investment         Insurance Company
                                                     Corporation
AIG Insurance               Aircraft 73B-28249 Inc.  American Home             New Hampshire
Management Services,                                 Assurance Company         Insurance Services, Inc.
Inc.
AIG International Inc.      Aircraft 73B-28252 Inc.  American International    Park Topanga Aircraft
                                                     Facilities Management,    Inc.
                                                     Inc.
AIG Kirkwood, Inc.          Aircraft 73B-29360 Inc.  American International    Pearce & Pearce, Inc.
                                                     Group, Inc.
AIG Life Holdings, Inc.     Aircraft 73B-30036 Inc.  American International    Pelican 35302, Inc.
                                                     Realty Corp.
AIG Life of Bermuda,        Aircraft 73B-30635 Inc.  American International    Phil Ritson's 19th Hole
Ltd.                                                 Reinsurance Company,      Inc.
                                                     Ltd.
AIG Lodging                 Aircraft 73B-30645 Inc.  Apollo Aircraft Inc.      Pine Street Brokers
Opportunities, Inc.                                                            Corp.
AIG Markets, Inc.           Aircraft 73B-30646 Inc.  Applewood Funding         Pine Street Real Estate
                                                     Corp.                     Holdings Corp.
AIG Matched Funding         Aircraft 73B-30661 Inc.  Barnegat Funding Corp.    Prairie SAHP Corp.
Corp.
AIG North America, Inc.     Aircraft 73B-30671 Inc.  CABREA, Inc.              Risk Specialists
                                                                               Companies Insurance
                                                                               Agency, Inc.
AIG Offshore Systems        Aircraft 73B-30706 Inc.  Charleston Bay SAHP       Risk Specialists
Services, Inc.                                       Corp.                     Companies, Inc.
AIG PC European             Aircraft 73B-30730 Inc.  Charmlee Aircraft Inc.    Risk Specialists
Insurance Investments Inc.                                                     Company of Kentucky,
                                                                               Inc.
AIG PC Global Services,     Aircraft 73B-31127 Inc.  Chartis Africa            Royal Alliance
Inc.                                                 Holdings, Inc.            Associates, Inc.

--------------------------------------------------------------------------------
  48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Company                   Company                  Company                   Company                  Company
--------------------------------------------------------------------------------------------------------------
AIG Portfolio Solutions   Aircraft 73B-32796 Inc.  Chartis Bonfire           SA Investment Group,
LLC                                                Corporation               Inc.
AIG Procurement           Aircraft 73B-32841 Inc.  Chartis Excess Limited    SAAHP GP Corp.
Services, Inc.
AIG Property Casualty     Aircraft 73B-33220 Inc.  Chartis Iraq, Inc.        SAFG Retirement
Company                                                                      Services, Inc.
AIG Property Casualty     Aircraft 73B-35279 Inc.  Chartis Latin America     SagePoint Financial,
Inc.                                               Investments, LLC          Inc.
AIG Property Casualty     Aircraft 73B-38819 Inc.  Chartis Libya, Inc.       SAI Deferred
Insurance Agency, Inc.                                                       Compensation
                                                                             Holdings, Inc.
AIG Property Casualty     Aircraft 73B-38821 Inc.  Chartis Memsa             SCSP Corp.
International, LLC                                 Holdings, Inc.
AIG Property Casualty     Aircraft 73B-41794 Inc.  Chartis Non-Life          Service Net Permanent,
U.S., Inc.                                         Holding Company           Inc.
                                                   (Japan), Inc.
AIG Real Estate           Aircraft 73B-41796 Inc.  Commerce and Industry     Service Net Solutions
Investment &                                       Insurance Company         of Florida, LLC
Management Co. (P.R.),
Inc.
AIG Realty, Inc.          Aircraft 73B-41806 Inc.  Connective Mortgage       Service Net Warranty
                                                   Advisory Company          Holdings, Inc.
AIG Relocation, Inc.      Aircraft 73B-41815 Inc.  Crossings SAHP Corp.      Service Net Warranty
                                                                             International, Inc.
AIG S1, Inc.              Aircraft 74B-24958 Inc.  Delos Aircraft Inc.       Service Net Warranty,
                                                                             LLC
AIG Securities Lending    Aircraft 74B-26255 Inc.  Design Professionals      Sierra US Leasing, Inc.
Corp.                                              Association Risk
                                                   Purchasing Group, Inc.
AIG Shared Services       Aircraft 74B-26326 Inc.  DIL/SAHP Corp.            Spicer Energy LLC
Corporation
AIG Shared Services       Aircraft 74B-27595 Inc.  DirectDME, Inc.           Spicer Holding Corp.
Corporation -
Management Services
AIG Specialty Insurance   Aircraft 74B-27602 Inc.  Eaglestone Reinsurance    States Aircraft, Inc.
Company                                            Company
AIG Spring Ridge I, Inc.  Aircraft 74B-28194 Inc.  Eastgreen, Inc.           Stowe Mountain
                                                                             Holdings, Inc.
AIG Trading Group Inc.    Aircraft 74B-29375 Inc.  Euclid Aircraft, Inc.     SubGen NT, Inc.
AIG Travel Assist, Inc.   Aircraft 75B-26276 Inc.  F 2000, Inc.              SunAmerica Affordable
                                                                             Housing Partners, Inc.
AIG Travel Insurance      Aircraft 75B-28833 Inc.  FALCON-116 (UTAH)         SunAmerica Asset
Agency, Inc.                                       TRUST                     Management Corp.
AIG Warranty Services of  Aircraft 75B-28834 Inc.  Financial Service         SunAmerica Capital
Florida, Inc.                                      Corporation               Services, Inc.
AIG Warranty Services,    Aircraft 75B-28836 Inc.  First Mortgage            SunAmerica Fund
Inc.                                               Insurance Company         Services, Inc.
AIG WarrantyGuard, Inc.   Aircraft 76B-26261 Inc.  Fleet Solutions           SunAmerica Retirement
                                                   Holdings Inc.             Markets, Inc.
AIG.COM, Inc.             Aircraft 76B-26327 Inc.  Flying Fortress           Team Classic Golf
                                                   Financing Inc.            Services, Inc.
AIG-FP Capital Funding    Aircraft 76B-26329 Inc.  Flying Fortress Inc.      Temescal Aircraft Inc.
Corp.
AIG-FP Capital            Aircraft 76B-27597 Inc.  Flying Fortress           The Gulf Agency, Inc.
Preservation Corp.                                 Investments Inc.
AIG-FP Matched Funding    Aircraft 76B-27600 Inc.  Flying Fortress US        The Insurance
Corp.                                              Leasing Inc.              Company of the State of
                                                                             Pennsylvania
AIG-FP Pinestead          Aircraft 76B-27611 Inc.  Forest SAHP Corp.         The United States Life
Holdings Corp.                                                               Insurance Company in
                                                                             the City of New York
Aircraft 32A-1658 Inc.    Aircraft 76B-27613 Inc.  Forthright Agency of      The Variable Annuity
                                                   Ohio, Inc. (Dissolved     Life Insurance
                                                   06/01/2013)               Company
Aircraft 32A-1695 Inc.    Aircraft 76B-27615 Inc.  FSC Agency of Puerto      Top Aircraft, Inc.
                                                   Rico, Inc.
Aircraft 32A-1905 Inc.    Aircraft 76B-28132 Inc.  FSC Agency, Inc.          Travel Guard Group,
                                                                             Inc.
Aircraft 32A-1946 Inc.    Aircraft 76B-28206 Inc.  FSC Securities            Travel Guard
                                                   Corporation               Worldwide, Inc.
Aircraft 32A-2024 Inc.    Aircraft 77B-29404 Inc.  Global Loss Prevention,   U G Corporation
                                                   Inc.
Aircraft 32A-2180 Inc.    Aircraft 77B-29908 Inc.  Grand Savannah SAHP       UG Shared Services,
                                                   Corp.                     Inc.
Aircraft 32A-2278 Inc.    Aircraft 77B-32717 Inc.  Grand Staircase Aircraft  United Guaranty
                                                   Inc.                      Commercial Insurance
                                                                             Company of North
                                                                             Carolina
Aircraft 32A-2279 Inc.    Aircraft 77B-32719 Inc.  Granite State Insurance   United Guaranty
                                                   Company                   Corporation
Aircraft 32A-2594 Inc.    Aircraft 77B-32723 Inc.  Health Direct, Inc.       United Guaranty Credit
                                                                             Insurance Company
Aircraft 32A-2731 Inc.    Aircraft A330 143 Inc.   Highfield Holding         United Guaranty
                                                   Corp.                     Insurance Company
Aircraft 32A-3147 Inc.    Aircraft A330 72 Inc.    Hyperion Aircraft         United Guaranty
                                                   Financing Inc.            Mortgage Indemnity
                                                                             Company
Aircraft 32A-3148 Inc.    Aircraft A330 98 Inc.    Hyperion Aircraft Inc.    United Guaranty
                                                                             Mortgage Insurance
                                                                             Company

--------------------------------------------------------------------------------
  49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

10.CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------
Under New York law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis

Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2013, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ended December 31, 2013) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the NY DFS.

The Company paid the following amounts for dividends during 2013 and 2012

----------------------------------------------------------------------------
  2013                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
VARIOUS    $       524           ORDINARY               NO     NOT REQUIRED
03/19/13        77,000           ORDINARY               NO     NOT REQUIRED
04/01/13        23,000           ORDINARY               NO     NOT REQUIRED
05/13/13       180,000           ORDINARY               NO     NOT REQUIRED
09/01/13       394,435         EXTRAORDINARY            YES        YES
09/06/13       220,000           ORDINARY               YES        YES
09/30/13       320,000         EXTRAORDINARY            YES        YES
----------------------------------------------------------------------------
 TOTAL     $ 1,214,959
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  2012                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
03/27/12   $     1,589           Ordinary               No     Not required
03/27/12        48,411           Ordinary               No     Not required
05/10/12       315,000           Ordinary               No     Not required
06/27/12        10,000           Ordinary               No     Not required
11/01/12       129,000           Ordinary               No     Not required
Various         18,716           Ordinary               No     Not required
----------------------------------------------------------------------------
 Total     $   522,716
----------------------------------------------------------------------------

As of December 31, 2013, the maximum dividend payment which may be made by the Company, without prior approval, during 2014 is $509,009. Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholder. The Company has agreed to provide advance notice to the NY DFS of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

B. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned funds (surplus) at December 31, 2013 and 2012 represented or reduced by each item below is as follows:

-------------------------------------------------------------------------------
                                                         AS ADJUSTED
YEARS ENDED DECEMBER 31,                        2013        2012        2012
-------------------------------------------------------------------------------
Unrealized gains and losses                 $     27,943 $  200,037  $  240,714
Non-admitted asset values                    (1,167,295)  (957,231)   (939,992)
Provision for reinsurance                       (57,751)          -    (49,111)
-------------------------------------------------------------------------------

The Company exceeded minimum NAIC risk based capital (RBC) requirements at December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

With the approval of the NY DFS, American Home executed a quasi-reorganization effective March 31, 2012; which restated Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi reorganization is as follows:

-------------------------------------------------------------------------------
                                        Change in Gross Paid-in    Change in
                                        and Contributed Surplus UnassignedFunds
-------------------------------------------------------------------------------
                                   2012       $(1,000,000)        $1,000,000
-------------------------------------------------------------------------------

11.CONTINGENCIES
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

In connection with the multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

Workers' Compensation Matters: On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract,

--------------------------------------------------------------------------------
  51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal. The $450 million settlement amount was then disbursed to the class members, and the matter is now concluded.

RICO Actions: Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleges that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleges that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries paid approximately $7 million of a total

--------------------------------------------------------------------------------
  52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement, and the settlement is now final.

A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the last remaining consolidated action, entered into a settlement agreement on April 4, 2013.

Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------
Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Admitted Pool.

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2013, the Company may be called upon for additional capital investments of up to $462,165. The Company may also be called upon for an additional $7,046 in connection with guarantees related to its real estate equity investments.

In connection with its inter-company reinsurance program with AIG South Africa Limited, the Company instructed The Standard Bank of South Africa Limited to issue a standby letter of credit to AIG South Africa Limited that secures the Company's reinsurance payment obligations up to ZAR 1,200,000 (USD equivalent of $114,343). The Company agreed to reimburse the bank for any amounts paid by the bank under the stand by letter of credit.

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with Guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2013:

------------------------------------------------------------------------------------------------------------------------------
                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2013     @12/31/2013   12/31/2013  @12/31/2013
------------------------------------------------------------------------------------------------------------------------------
21st Century Advantage Insurance Company        *  12/15/97   8/31/09   $     2,431   $     27,964      $  -     $    27,678
(f/k/a AIG Advantage Insurance Company )

21st Century North America Insurance            *   11/5/97   8/31/09        31,212        562,489         -         532,580
Company (f/k/a American International
Insurance Company )

21st Century Pinnacle Insurance Company (f/k/   *  12/15/97   8/31/09         4,637         41,520         -          40,739
a American International Insurance Company
of New Jersey)

21st Century Superior Insurance Company (f/k/   *  12/15/97   8/31/09            59         29,761         -          29,213
a American International Insurance Company
of California, Inc.)

AIG Edison Life Insurance Company (f/k/a GE     **  8/29/03   3/31/11     9,475,743     87,744,037         -       3,813,114
Edison Life Insurance Company)

American General Life and Accident Insurance    +    3/3/03   9/30/10     8,017,782    155,975,108         -      12,656,146
Company

American General Life Insurance Company              3/3/03  12/29/06    31,676,615    155,975,108         -      12,656,146

American International Assurance Company        #   11/1/02  10/31/10       443,000      1,799,000         -         574,000
(Australia) Limited

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)  ++   9/15/98  12/31/12     3,817,370     14,800,226         -       5,253,810

Chartis Seguros Mexico SA (f/k/a AIG Mexico     ## 12/15/97                 197,659        123,442         -         108,970
Seguros Interamericana, S.A. de C.V.)

Chartis UK (f/k/a Landmark Insurance           ++    3/2/98  11/30/07       210,686     14,800,226         -       5,253,810
Company, Limited (UK))

Farmers Insurance Hawaii (f/k/a AIG Hawaii      *   11/5/97   8/31/09         7,348         87,069         -          82,700
Insurance Company, Inc.)

Lloyd's Syndicate 1414 (Ascot Corporate             1/20/05  10/31/07        37,264        655,230         -         141,372
Name)

SunAmerica Annuity and Life Assurance           +    1/4/99  12/29/06    13,491,611    155,975,108         -      12,656,146
Company (Anchor National Life Insurance
Company)

SunAmerica Life Insurance Company               +    1/4/99  12/29/06     6,397,299    155,975,108         -      12,656,146

The United States Life Insurance Company in          3/3/03   4/30/10     5,035,946     25,020,395         -       1,765,241
the City of New York

The Variable Annuity Life Insurance Company          3/3/03  12/29/06    48,025,354     76,603,754         -       4,811,866

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.Edison merged into Gibraltar Life Insurance Co., Ltd. (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013.

**** AIG sold its interest in the HSB Group to Munich Re Group on March 31,
     2009. In connection with the sale, Munich Re Group provided the Company with a hold harmless agreement with respect to the Company's obligations under the guarantee.

# The guaranteed company was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide financial information relative to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholders' obligations and were in a positive surplus position.The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entities have an insurer financial strength rating for 2013 of "AA-" from Standard & Poor's.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2013.The policyholder obligations disclosed represent those of the guaranteed entity as of November 30, 2013. Invested assets and policyholders' surplus disclosed represents the amount reported by AEL as of November 30, 2013.

+++++ The guaranteed company transferred all its insurance assets and liabilities to AI Reinsurance Company and AIG Europe Limited on or before December 1, 2013. As a result, Chartis Excess has no policyholder obligations as of December 31, 2013. In addition, effective December 17, 2013 Chartis Excess voluntarily terminated its insurance license and no additional obligations will be incurred relating to this guarantee.

E. Product Warranties
--------------------------------------------------------------------------------
Unearned premium reserves are established to be reflective of the best estimate as to when losses covered by the policy will be incurred. The Company utilizes historical loss emergence patterns from its existing warranty portfolio to determine the rate at which revenue should be recognized. Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Examples of some terms and conditions that impact the rate at which revenue is recognized include the length of underlying service contracts, length of the underlying manufacturer's warranty on parts and on labor, and exposures not covered by the manufacturer's warranty but covered by our policy. As of December 31, 2013 and 2012, the product warranty liability balance was $64,837 and $43,689, respectively.

12.OTHER SIGNIFICANT MATTERS
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                         2013      2012
-------------------------------------------------------------------------------
Deposit accounting assets                                   $  16,971 $   3,842
Guaranty funds receivable and on deposit                        7,047     8,538
Intangibles - Canada                                         (45,471)  (54,566)
Loss funds on deposit                                          51,570    50,904
Other assets                                                  119,866   106,645
-------------------------------------------------------------------------------
TOTAL OTHER ADMITTED ASSETS                                 $ 149,983 $ 115,363
-------------------------------------------------------------------------------

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER LIABILITIES                                            2013       2012
-------------------------------------------------------------------------------
Accounts payable                                          $   43,367 $   48,757
Accrued retrospective premiums                                44,075     49,630
Advance premiums                                               5,147      7,619
Amounts withheld or retained by company for account of
  others                                                       3,797      3,175
Deferred commission earnings                                  25,900      7,849
Deposit accounting liabilities                                91,911     86,648
Deposit accounting liabilities - funds held                    2,015     17,981
Liability for pension and severance pay                       15,254     18,308
Policyholder funds on deposit                                 14,735     12,558
Remittances and items not allocated                           25,287     34,172
Retroactive reinsurance payable                                  158         82
Retroactive reinsurance reserves - ceded                     (9,259)    (5,592)
Servicing carrier liability                                    4,962      5,699
Escrow funds (NICO)                                           29,946     22,748
Paid loss clearing                                         (164,131)  (330,135)
Other liabilities, includes suspense accounts, expense
  account balances, and certain accruals                     241,819    192,224
-------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                   $  374,983 $  171,723
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

2012 paid loss clearing amounts representing claims payments made to reduce liabilities, totaling $(330,135) were reclassified from Other Assets to Other Liabilities to conform to the current period presentation.

C. Other (Expense)/ Income
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER (EXPENSES) INCOME                             2013      2012      2011
-------------------------------------------------------------------------------
Other income                                      $  22,740 $  43,336 $  18,192
Fee income on deposit programs                        7,089     6,641     6,198
Equities and deposits in pools and associations         (5)        39         -
Interest expense on reinsurance program            (38,802)  (39,541)  (51,139)
Foreign exchange gain (loss)                            153       225   (3,026)
-------------------------------------------------------------------------------
TOTAL OTHER (EXPENSES) INCOME                     $ (8,825) $  10,700 $(29,775)
-------------------------------------------------------------------------------

D. Non Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

-------------------------------------------------------------------------------
NON-CASH TRANSACTIONS                              2013      2012      2011
-------------------------------------------------------------------------------

CAPITAL CONTRIBUTION TO PARENT
  Other                                                 -   54,250      61,758
Dividends to parent:                                    -        -           -
  Securities                                            -   48,411      27,458
  Other                                          (395,483) (18,716)          -
Loss portfolio transfer:                                -        -           -
  Premiums collected                             (220,140)   8,083           -
  Benefit and loss related payments              (592,647)  58,384   1,092,875
  Funds held                                            -  (66,467) (1,092,875)
  Securities                                       35,446        -           -
  Other                                           777,341        -           -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

13.SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
Subsequent events have been considered through April 25, 2014 for these Financial Statements issued on April 28, 2014.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2014, the Admitted Pooling Agreement was terminated and replaced with a new pooling agreement (the Combined Pooling Agreement) among the twelve companies listed below, collectively named the Combined Pool. The member companies of the Combined Pool, their NAIC company codes, inter-company pooling percentages under the Combined Pooling Agreement and previous pools participation and states of domicile are as follows:

-------------------------------------------------------------------------------------------------------
                                       COMBINED POOL     ADMITTED POOL     SURPLUS POOL
                                       PARTICIPATION     PARTICIPATION     PARTICIPATION
                             NAIC     PERCENTAGE AS OF PERCENTAGE AS OF  PERCENTAGE AS OF    STATE OF
           COMPANY       COMPANY CODE JANUARY 1, 2014  DECEMBER 31, 2013 DECEMBER 31, 2013   DOMICILE
-------------------------------------------------------------------------------------------------------
(1)   National Union        19445           30%               38%               N/A        Pennsylvania
(2)   American Home         19380           30%               36%               N/A          New York
(3)   Lexington             19437           30%               N/A               90%          Delaware
(4)   C&I                   19410           5%                11%               N/A          New York
(5)   APCC                  19402           5%                5%                N/A        Pennsylvania
(6)   ISOP                  19429           0%                5%                N/A        Pennsylvania
(7)   New Hampshire         23841           0%                5%                N/A        Pennsylvania
(8)   Specialty             26883           0%                N/A               10%          Illinois
(9)   Assurance             40258           0%                0%                N/A        Pennsylvania
(10)  Granite State         23809           0%                0%                N/A        Pennsylvania
(11)  Illinois National     23817           0%                0%                N/A          Illinois
(12)  AIU Insurance
      Company               19399           0%                N/A               N/A          New York
-------------------------------------------------------------------------------------------------------

Through April 23, 2014, the Company received $272,133 from the other Combined Pool participants, as partial consideration for the transfer of net assets in connection with the pooling. An additional amount of $2,039,370, is expected to be received by the Company on or before May 15, 2014 related to final settlement of the pooling.

In order to rebalance the capital accounts of the companies in the Combined Pool, the participants of the Combined Pool made distributions out of capital or received contributions of capital during January 2014 as indicated in the table below:

-------------------------------------------------------------------------------
                                                                     UNASSIGNED
COMPANY                                  CAPITAL STOCK GROSS PAID-IN   FUNDS
-------------------------------------------------------------------------------
National Union                             $      -     $1,307,500   $        -
American Home                                     -      1,302,500            -
APCC                                              -        305,000            -
Specialty                                         -      (195,000)    (435,000)
ISOP                                              -      (400,000)    (250,000)
C&I                                         (1,162)      (432,763)    (226,075)
Lexington                                         -              -    (500,000)
New Hampshire                                     -      (475,000)            -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)   Board of Directors Resolution.
      ------------------------------

      (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)   Custodian Agreements.     Inapplicable.
      ---------------------

(c)   Underwriting Contracts.
      -----------------------

      (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (22)

      (2)     Form of Selling Group Agreement. (23)

      (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)   Contracts.
      ----------

      (1) Specimen form of the "Platinum Investor(R) III" Flexible Premium Variable Life Insurance Policy (Policy Form No. 00600). (24)

      (2) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (37)

      (3) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (37)

      (4)     Form of Accidental Death Benefit Rider, Form No. 82012. (38)

      (5) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (38)

      (6) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (38)

      (7) Form of Terminal Illness Accelerated Benefit Rider (Terminal Illness Rider), Form No. 91401. (38)

      (8)     Form of Waiver of Monthly Deduction Rider, Form No. 82001. (38)

(e)   Applications.
      -------------

      (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (35)

      (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (21)

      (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 0198-00 Rev0406. (39)

      (4)     Specimen form of Service Request Form, Form No. AGLC0223 Rev5113.
              (52)

      (5)     Form of Assignment Form, Form No. AGLC0205 Rev0113. (50)

      (6) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0113. (50)

      (7)     Form of Name and Address Change Form, Form No. AGLC0222 Rev0113.
              (50)

      (8)     Form of Change of Ownership Form, Form No. AGLC0013 Rev0113. (50)

      (9)     Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0113.
              (50)

      (10) Specimen form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-2011 Rev0113. (50)

      (11) Specimen form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-2011 Rev0113. (50)

      (12) Form of Reinstatement Application for Life Insurance Form, Form No. AGLC 100440-2011 Rev0113. (50)

      (13)    Form of In-Force Change Application Form, Form No.
              AGLC100386-2011 Rev0113. (50)

      (14)    Form of Service Request Form, Form No. AGLC0107 Rev0113. (50)

      (15) Form of HIPPA Authorization - New Business and Inforce Operations, Form No. AGLC100633 Rev0113. (50)

(f)   Depositor's Certificate of Incorporation and By-Laws. New Bylaws will
      ---------------------------------------------------------------------
      come.
      -----

      (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

      (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

      (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g)   Reinsurance Contracts.
      ----------------------

      (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (41)

      (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (41)

      (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (41)

      (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (41)

      (5) Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali USA Life Reinsurance Company. (53)

(h)   Participation Agreements.
      -------------------------

      (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

      (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (16)

      (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (25)

      (1)(d) Form of Amendment No. 14 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco Aim Distributors, Inc., American General Life Insurance Company and American General Equity Services Corporation, effective April 30, 2010. (48)

      (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (28)

      (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (14)

      (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (30)

      (4)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

      (4)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (7)

      (4)(c) Form of Fourth Amendment to Participation Agreement dated June 1, 2009 between American General Life Insurance Company, each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Investment Portfolios effective October 1, 2007. (43)

      (5)(a) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated April 27, 2012. (50)

      (6)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (12)

      (6)(b) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (44)

      (6)(c) Form of Amendment No. 6 to Amended and Restated Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., SunAmerica Capital Services, Inc. and American General Life Insurance Company. (53)

      (7)(a) Form of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (29)

      (8)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (17)

      (9)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (46)

      (10)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

      (10)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (17)

      (10)(c) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (41)

      (11)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (8)

      (11)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (10)

      (11)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller

                   Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (16)

      (11)(d) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc.
                   (26)

      (12)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (14)

      (12)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (14)

      (12)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (40)

      (13)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (19)

      (13)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (34)

      (14)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (17)

      (14)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC.
                   (36)

      (14)(c) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC,
                   PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New
                   York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (49)

      (15)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (12)

      (15)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (36)

      (15)(c) Form of Amendment No. 4 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (44)

      (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

      (16)(b) Form of Amendment No. 3 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company dated October 1, 2007. (44)

      (17)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company.
                   (18)

      (17)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (31)

      (17)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (32)

      (18)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (9)

      (18)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (7)

      (18)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

      (18)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

      (18)(e) Form of Amendment Ninth to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company. (47)

      (18)(f) Form of Amendment Eleventh to Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I (formerly AIG Retirement Company I) and The Variable Annuity Life Insurance Company effective as of May 1, 2009. (46)

      (18)(g) Form of Twelfth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (48)

      (19)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

      (19)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (7)

      (19)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (16)

      (19)(d) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen

                   Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (26)

      (20)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (17)

      (20)(b) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (30)

      (20)(c) Form of Seventh Amendment to Participation Agreement by and among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (53)

      (21)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

      (22)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (30)

      (23)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (28)

      (24)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

      (24)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

      (24)(c) Form of Amendment No. 3 to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of October 1, 2007. (43)

      (25)(a) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (51)

      (26)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (17)

      (27)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (11)

      (27)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (20)

      (27)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004.
                   (12)

      (28)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (29)

      (29)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (17)

      (30)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (30)

      (31)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (13)

      (32)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (14)

      (33)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and
                   OppenheimerFunds, Inc. (19)

      (33)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (34)

      (34)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (17)

      (34)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (45)

      (35)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (17)

      (36)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and American General Life Insurance Company. (34)

      (37)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (18)

      (38)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (19)

      (38)(b) Form of Amendment No. 1 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company, dated November 1, 2001. (27)

      (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (41)

      (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (41)

      (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (41)

      (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and American General Life Insurance Company. (41)

      (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (41)

      (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company. (41)

      (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American General Life Insurance Company.
                   (42)

      (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (41)

      (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and American General Life Insurance Company. (46)

      (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (41)

      (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (41)

      (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (41)

      (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (41)

      (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (41)

      (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (41)

      (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (41)

      (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American General Life Insurance Company. (42)

      (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American General Life Insurance Company. ((41)

      (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (41)

      (58)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (41)

(i)   Administrative Contracts.
      -------------------------

      (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
              (15)

      (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (15)

      (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (15)

      (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (15)

      (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (15)

      (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (15)

      (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (31)

(j)   Other Material Contracts.
      -------------------------

      (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (3)

      (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (38)

      (3) Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (53)

(k)   Legal Opinions.
      ---------------

      (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (24)

      (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (33)

(l)   Actuarial Opinion.
      ------------------

      (1) Opinion and Consent of American General Life Insurance Company's actuary. (24)

(m)   Calculation.     None
      ------------

(n)   Other Opinions.
      ---------------

      (1)     Consents. (Filed herewith)

(o)   Omitted Financial Statements.     None
      -----------------------------

(p)   Initial Capital Agreements.     None
      ---------------------------

(q)   Redeemability Exemption.
      ------------------------

      (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule
              6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2013. (50)

(r)   Powers of Attorney.
      -------------------

         (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (Filed herewith)

         (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (53)

--------------------------------------------

(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(8) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(12) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(13) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(15) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(16) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(17) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(19) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(20) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(21) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(22) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(23) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(24) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 26, 2000.

(25) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(26) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(27) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on February 10, 2003.

(28) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(29) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.

(30) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(31) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2004.

(32) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(33) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.

(34) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(35) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(36) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(37) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.

(38) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(39) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(40) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(41) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(42) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(43) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(44) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.

(45) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2009.

(46) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2010.

(47) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on August 28, 2008.

(48) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(49) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

(50) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(51) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on December 31, 2012.

(52) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(53) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

  Jay S. Wintrob (2)       Director, Chairman, President and Chief Executive Officer
  Thomas J. Diemer         Director, Senior Vice President and Chief Risk Officer
  Jeffrey M. Farber (5)    Director
  Mary Jane B. Fortin      Director, Executive Vice President, Chief Financial Officer
  Deborah A. Gero (2)      Director, Senior Vice President and Chief Investment Officer
  Jana W. Greer (3)        Director and President, Individual Retirement
  Stephen A. Maginn (3)    Director and Senior Vice President and Chief Distribution
                           Officer
  James A. Mallon          Director and President, Life and Accident & Health
  Jonathan J. Novak (2)    Director and President, Institutional Markets
  Curtis W. Olson (1)      Director and President, Group Benefits

  Robert J. Scheinerman    Executive Vice President
  Randall W. Epright       Senior Vice President and Chief Information Officer
  Michael P. Harwood       Senior Vice President and Chief Actuary and Corporate
                           Illustration Actuary
  Kyle L. Jennings         Senior Vice President and Chief Compliance Officer
  Christine A. Nixon (2)   Senior Vice President and Chief Legal Officer
  Sai Raman (6)            Senior Vice President, Institutional Markets
  Tim W. Still             Senior Vice President and Chief Operations Officer
  Stephen J. Stone (2)     Senior Vice President, Market Risk Management
  Jesus C. Zaragoza        Senior Vice President and Deputy Chief Financial Officer
  Steven D. Anderson       Vice President and Controller
  Marla S. Campagna (7)    Vice President
  Jim A. Coppedge          Vice President and Assistant Secretary
  Julie Cotton Hearne      Vice President and Secretary
  John B. Deremo           Vice President, Distribution
  William T. Devanney, Jr. Vice President and Tax Officer
  Gavin D. Friedman (2)    Vice President and Litigation Officer
  Manda Ghaferi (2)        Vice President
  Leo W. Grace             Vice President, Product Filing
  Tracey E. Harris         Vice President, Product Filing
  Keith C. Honig (7)       Vice President
  David S. Jorgensen       Vice President
  Frank Kophamel           Vice President and Appointed Actuary
  Stuart P. Polakov (3)    Vice President
  Mallary L. Reznik (2)    Vice President and Assistant Secretary
  T. Clay Spires           Vice President and Tax Officer
  Michael E. Treske        Vice President, Distribution
  Douglas S. Tymins (7)    Vice President
  William C. Wolfe         Vice President and Treasurer
  Melissa H. Cozart        Privacy Officer
  Craig M. Long            Anti-Money Laundering and Office of Foreign Asset Control
                           Officer
  David J. Kumatz (4)      Assistant Secretary
  Virginia N. Puzon (2)    Assistant Secretary
  Cris Thomas              Assistant Secretary
  Larry E. Blews           38a-1 Compliance Officer
  Timothy Donovan          Illustration Actuary

      (1) 3600 Route 66, Neptune, NJ 07753
      (2) 1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
      (3) 21650 Oxnard Street, Woodland Hills, CA 91367
      (4) 2000 American General Way, Brentwood, TN 3702
      (5) 175 Water Street, New York, NY 10038
      (6) 50 Danbury Road, Wilton, CT
      (7) 777 S. Figueroa St, Los Angeles, CA

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-14-001096, filed
February 20, 2014. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four

Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Separate Account A

(b) Management.
    -----------

The following information is provided for each director and officer of the principal underwriter. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


   NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
   BUSINESS ADDRESS      AIG CAPITAL SERVICES, INC.
   ----------------      --------------------------

   Peter A. Harbeck      Director
   James T. Nichols      Director, President and Chief Executive Officer
   Stephen A. Maginn     Director and Senior Vice President
   Rebecca Snider        Chief Compliance Officer
   Frank Curran          Vice President, Controller, Financial Operation
                         Principal and Chief Financial Officer, Treasurer
   William T. Devanney   Vice President, Tax Officer
   Michael E. Treske     Chief Distribution Officer, Mutual Funds and Variable
                         Annuities
   Kurt Bernlohr         Distribution Officer, Group Retirement
   John T. Genoy         Vice President

   NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
   BUSINESS ADDRESS      AIG CAPITAL SERVICES, INC.
   ----------------      --------------------------
   Mallary L. Reznik     Vice President
   Christine A. Nixon    Secretary
   Virginia N. Puzon     Assistant Secretary

(c) Compensation From the Registrant.
    ---------------------------------

NAME OF PRINCIPAL        NET UNDERWRITING  COMPENSATION ON EVENTS      BROKERAGE     OTHER
UNDERWRITER              DISCOUNTS AND     OCCASIONING THE DEDUCTION   COMMISSIONS   COMPENSATION
                         COMMISSIONS       OF A DEFERRED SALES LOAD
 AIG Capital
 Services, Inc.               0                     0                      0             0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES     Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2014.


                                  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                  SEPARATE ACCOUNT VL-R
                                  (Registrant)

                               BY:AMERICAN GENERAL LIFE INSURANCE COMPANY
                                  (On behalf of the Registrant and itself)




                               BY:MARY JANE B. FORTIN
                                  -------------------
                                  MARY JANE B. FORTIN
                                  EXECUTIVE VICE PRESIDENT AND
                                      CHIEF FINANCIAL OFFICER

                                    AGL - 1

       Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

SIGNATURE                                TITLE                      DATE
---------                                -----                      ----

*JAY S. WINTROB          Director, Chairman, President and
---------------          Chief Executive Officer
JAY S. WINTROB                                                      April 28, 2014

*THOMAS J. DIEMER        Director, Senior Vice President and
-----------------        Chief Risk Officer
THOMAS J. DIEMER                                                    April 28, 2014

*JEFFREY M. FARBER       Director
------------------
JEFFREY M. FARBER                                                   April 28, 2014

MARY JANE B. FORTIN      Director, Executive Vice President
--------------------     and Chief Financial Officer
*MARY JANE B. FORTIN                                                April 28, 2014

*DEBORAH A. GERO         Director, Senior Vice President and
----------------         Chief Investment Officer
DEBORAH A. GERO                                                     April 28, 2014

*JANA W. GREER           Director and President - Individual
--------------           Retirement
JANA W. GREER                                                       April 28, 2014

*STEPHEN A. MAGINN       Director, Senior Vice President and
------------------       Chief Distribution Officer
STEPHEN A. MAGINN                                                   April 28, 2014

*JAMES A. MALLON         Director and President - Life and
----------------         Accident & Health
JAMES A. MALLON                                                     April 28, 2014

*JONATHAN J. NOVAK       Director and President - Institutional
------------------       Markets
JONATHAN J. NOVAK                                                   April 28, 2014

*CURTIS W. OLSON         Director and President - Group
----------------         Benefits
CURTIS W. OLSON                                                     April 28, 2014

*STEVEN D. ANDERSON      Vice President and Controller
-------------------
STEVEN D. ANDERSON                                                  April 28, 2014

JENNIFER POWELL          Attorney-In-Fact
---------------
*JENNIFER POWELL                                                    April 28, 2014


                                    AGL - 2

                                                                       333-43264
                                                                       811-08561

                                   SIGNATURES

       American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2014.





                                    AMERICAN HOME ASSURANCE COMPANY




                                BY: PAUL W. KARR
                                    ------------
                                    PAUL W. KARR
                                    STATUTORY CONTROLLER
                                     AND VICE PRESIDENT

       This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                          Date
---------                         -----                          ----

*RICHARD HOSKINS                  Director                       April 28, 2014
----------------
RICHARD HOSKINS

*ALEXANDER R. BAUGH               Director                       April 28, 2014
--------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                    Director                       April 28, 2014
--------------
JAMES BRACKEN

*TIMOTHY D. CARTER                Director                       April 28, 2014
------------------
TIMOTHY D. CARTER

*JOHN Q. DOYLE                    Director                       April 28, 2014
--------------
JOHN Q. DOYLE

*JEFFREY M. FARBER                Director                       April 28, 2014
------------------
JEFFREY M. FARBER

*PETER D. HANCOCK                 Director                       April 28, 2014
-----------------
PETER D. HANCOCK

*KEVIN T. HOGAN                   Director                       April 28, 2014
---------------
KEVIN T. HOGAN

                                  Director                       April   , 2014
------------------
RALPH W. MUCERINO

*SID SANKARAN                     Director                       April 28, 2014
-------------
SID SANKARAN

*ROBERT S.H. SCHIMEK              Director, President and        April 28, 2014
--------------------              Chief Executive Officer
ROBERT S.H. SCHIMEK

                                  Director                       April   , 2014
----------------------
CHRISTOPHER L. SPARRO

                                  Director                       April   , 2014
---------------
MARK T. WILLIS

*JOSEPH COOK                      Senior Vice President and      April 28, 2014
------------                      Chief Financial Officer
JOSEPH COOK

* BY: PAUL W. KARR
      ------------
      PAUL W. KARR
      ATTORNEY-IN-FACT
      (Exhibit (r)(1) to the Registration Statement)
                                     AH - 2

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

      (n)(1)        Consents.

      (r)(1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.


                                      E-1